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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03980

Morgan Stanley Institutional Fund Trust
(Exact name of registrant as specified in charter)

522 FIFTH AVENUE NEW YORK, NY			10036
(Address of principal executive offices)			(Zip code)

RANDY TAKIAN 522 FIFTH AVENUE NEW YORK, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	9/30

Date of reporting period:	9/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Morgan Stanley Investment Management

Morgan Stanley Institutional Fund Trust

Advisory Portfolios Advisory Advisory II Advisory III Advisory IV

September 30, 2008

Annual Report

2008 Annual Report

September 30, 2008

Table of Contents

Shareholders’ Letter	2
Expense Examples	3
Investment Advisory Agreement Approval	4
Investment Overviews & Portfolios of Investments Advisory Portfolios:
Advisory	6
Advisory II	14
Advisory III	22
Advisory IV	25
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	36
Report of Independent Registered Public Accounting Firm	44
Federal Income Tax Information	45
U.S. Privacy Policy	46
Trustee and Officer Information	49

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1 (800) 548-7786. Please read the prospectus carefully before you invest or send money.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio’s shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

2008 Annual Report

September 30, 2008

Shareholder’s Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust’s (the “Fund”) Annual Report for the Advisory Portfolios for the year ended September 30, 2008. Our Fund currently consists of 18 portfolios. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization) and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Sincerely,

Randy Takian President and Principal Executive Officer October 2008

2008 Annual Report

September 30, 2008

Expense Examples (unaudited)

Expense Examples

As a shareholder of a Portfolio, you may incur ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 4/1/08	Actual Ending Account Value 9/30/08	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period
Advisory Portfolio Class I	$1,000.00	$892.90	$1,025.00	$—	$—	0.00%
Advisory Portfolio II Class I	1,000.00	919.30	1,024.85	0.14	0.15	0.03
Advisory Portfolio III Class I	1,000.00	967.20	1,025.00	—	—	0.00
Advisory Portfolio IV Class I	1,000.00	1,008.80	1,024.95	0.05	0.05	0.01

* Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

2008 Annual Report

September 30, 2008

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income and equity securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein) to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The Adviser, Sub-Adviser and administrator together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Portfolios, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed each Portfolio’s performance for the one-, three- and five-year periods ended December 31, 2007, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”) for each Portfolio. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing each Portfolio. When a fund/portfolio underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund’s/portfolio’s investment strategy and/or investment personnel.

With respect to the Advisory, Advisory Global Fixed Income (now known as Advisory Portfolio III) and Advisory Global Fixed Income II (now known as Advisory Portfolio IV) Portfolios, the Board reviewed a separate account attribution analysis provided by the Adviser in addition to each Portfolio’s Lipper Report. The Board concluded that each Portfolio’s performance was acceptable based on its review of the Portfolio’s Lipper Report.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate paid by each Portfolio under the Management Agreement. The Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Portfolios.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of each Portfolio as compared to the expense peer group. The Board concluded that each Portfolio’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of each Portfolio’s management fee schedule under the Management Agreement.

With respect to the Advisory Global Fixed Income and Advisory Global Fixed Income II Portfolios, the Board noted that the Portfolios’ management fee schedules do not include any breakpoints. The Board considered that the Portfolios’ assets under management were relatively small. The Board concluded that economies of scale for the Portfolios were not a factor that needed to be considered at the present time.

2008 Annual Report

September 30, 2008

Investment Advisory Agreement Approval (cont’d)

With respect to the Advisory Portfolio, the Board noted that the Portfolio’s management fee schedules do not include any breakpoints. The Board also reviewed the level of the Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low, so that, in effect, economies of scale were built into each management fee structure.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with each Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolios.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with each Portfolio and the Morgan Stanley Fund Complex. The Board considered the “float” benefits derived from handling of checks for purchases and sales of Portfolio shares, through a broker-dealer affiliate of the Adviser. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board also considered that a broker-dealer affiliate of the Adviser receives from each Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the fall-out benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Portfolios and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios. The Board noted that the Portfolios invest only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Portfolios’ Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolios and the Adviser

The Board also reviewed and considered the historical relationship between each Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios’ operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for each Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year.

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Advisory Portfolio

The Advisory Portfolio seeks returns consistent with returns generated by the market for mortgage securities. The Portfolio invests primarily in U.S. dollar-denominated investment grade mortgage securities of the U.S. government and private issuers and in mortgage derivatives. A portion of the securities in which the Portfolio may invest may be below investment grade (commonly referred to as “high yield securities” or “junk bonds”). The Portfolio also invests in other U.S. government securities and investment grade fixed income securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objective and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps, options on swaps and other derivatives. The Portfolio may also invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBAs”). The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may invest may be denominated in currencies other than U.S. dollars.

Performance

For the fiscal year ended September 30, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -19.23%, net of fees. The Portfolio underperformed against its benchmark the Lehman Brothers Mortgage Index (the “Index”) which returned 7.02%.

Factors Affecting Performance

•                            The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•                            The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•                            The primary detractor from the Portfolio’s relative performance was an overweight to non-agency mortgage securities as spreads in the sector moved wider over the course of the reporting period.

•                            The Portfolio held an underweight allocation to agency mortgage-backed securities for much of the period which was additive to relative performance as it helped mitigate the impact of spread widening in the sector.

•                            The Portfolio’s position in U.S. Treasury securities also enhanced performance as the flight to quality during the period boosted returns.

Management Strategies

•                            The Portfolio maintained an overweight to non-agency mortgage-backed securities. The specific non-agency issues held in the Portfolio are backed primarily by Alt-A borrowers (those who have relatively strong credit but are not considered “prime” borrowers) and are concentrated in the senior and middle tranches of the capital structure. Given our expectations that the housing market situation may take some time to work itself out and therefore, these securities would continue to add volatility, we began reducing the Portfolio’s exposure to non-agency mortgage-backed securities in the third quarter of 2008.

•                            Conversely, we maintained an underweight position in agency mortgage-backed securities through November of 2007. In response to widening spreads, we subsequently increased the allocation to this sector.

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Advisory Portfolio

*     Minimum Investment

In accordance with SEC regulations, the Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Lehman Brothers Mortgage Index(1)

		Total Returns(2)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(4)
Portfolio(3)	(19.23)%	(0.68)%	2.82%	4.58%
Lehman Brothers Mortgage Index	7.02	4.84	5.68	6.51

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please call 1 (800) 548-7786. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Lehman Brothers Mortgage Index includes GNMA, FNMA and FHLMC pass-through securities with original maturities of 15, 20, and 30 years, as well as balloon mortgages. The Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to agency, program, pass-through coupon and origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. The Index excludes buydown, graduated equity mortgages, project loans, ARMS, non-agency mortgages and CMOs. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(3)	Commenced operations on April 12, 1995.
(4)	For comparative purposes, average annual since inception returns listed for the Index refer to the inception date or initial offering of the Portfolio, not the inception of the Index.

Portfolio Composition*

Percentage of
Classification	Total Investments
Agency Fixed Rate Mortgages	59.2%
Mortgages - Other	9.2
Collateralized Mortgage Obligations - Agency Collateral Series	6.8
Agency Adjustable Rate Mortgages	6.5
Other**	3.5
Short-Term Investments	14.8
Total Investments	100.0%

*                            Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2008.

**                     Industries and/or Investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

September 30, 2008

Portfolio of Investments

Advisory Portfolio

	Face Amount		Value
	(000)		(000)
Fixed Income Securities (101.0%)
Agency Adjustable Rate Mortgages (7.8%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
3.54%, 5/1/34	$617		$622
5.54%, 4/1/37	10,468		10,633
5.59%, 11/1/36	3,697		3,770
5.71%, 1/1/37	589		591
5.97%, 1/1/37	4,516		4,621
Federal National Mortgage Association,
Conventional Pools:
4.26%, 6/1/34	9		9
4.87%, 5/1/35	1,232		1,237
4.98%, 3/1/37	1,673		1,691
5.27%, 4/1/36	8,666		8,823
5.34%, 7/1/36	46		47
5.80%, 5/1/37	5,287		5,365
5.98%, 4/1/37	9,441		9,593
Government National Mortgage Association,
Various Pools:
5.13%, 10/20/25 - 12/20/27	1,576		1,597
5.38%, 5/20/24 - 2/20/28	6,335		6,418
5.63%, 7/20/25 - 9/20/27	1,140		1,154
			56,171
Agency Fixed Rate Mortgages (70.3%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
9.00%, 10/1/16	10		11
9.50%, 10/1/16 - 3/1/20	168		188
10.00%, 1/1/09 - 12/1/20	697		792
10.25%, 12/1/11	3		4
10.50%, 11/1/08 - 12/1/20	364		413
11.00%, 2/1/11 - 9/1/20	250		288
11.25%, 6/1/10 - 12/1/15	4		4
11.50%, 12/1/09 - 9/1/19	142		159
11.75%, 8/1/14	1		1
12.00%, 10/1/09 - 7/1/20	180		206
12.50%, 10/1/09 - 6/1/15	11		13
13.00%, 9/1/10 - 12/1/13	1		1
13.50%, 2/1/10	—	@	—	@
Gold Pools:
5.50%, 12/1/36 - 12/1/37	32,889		32,746
6.00%, 10/1/28 - 10/1/37	4,843		4,909
6.50%, 5/1/21 - 11/1/33	1,748		1,807
7.00%, 12/1/26 - 11/1/32	5,087		5,351
7.50%, 2/1/23 - 1/1/34	10,010		10,843
8.00%, 5/1/20 - 12/1/31	4,642		5,036
8.50%, 8/1/14 - 7/1/31	10,815		12,008
9.00%, 10/1/17 - 1/1/31	853		948
9.50%, 11/1/16 - 12/1/22	482		537
10.00%, 6/1/17 - 4/1/25	288		330
10.50%, 7/1/19 - 3/1/21	121		140
11.00%, 8/1/19 - 9/1/20	92		101
11.50%, 2/1/16 - 6/1/20	60		66
12.00%, 6/1/20	75		86
12.50%, 7/1/19	3		3
October TBA:
5.00%, 10/15/38(i)	74,200		72,287
5.50%, 10/15/38(i)	106,475		105,926
6.00%, 10/15/38(i)	31,700		32,091
Federal National Mortgage Association,
Conventional Pools:
4.50%, 8/1/18	113		111
5.00%, 4/1/38	197		192
5.50%, 3/1/17 - 3/1/38	455		457
6.00%, 4/1/13 - 11/1/32	257		265
6.50%, 6/1/15 - 4/1/34	17,064		17,641
7.00%, 12/1/12 - 4/1/36	28,071		29,527
7.50%, 10/1/12 - 8/1/37	24,974		26,845
8.00%, 7/1/14 - 4/1/33	16,265		17,638
8.50%, 4/1/09 - 5/1/32	14,992		16,532
9.00%, 6/1/18 - 4/1/26	401		442
9.50%, 8/1/17 - 4/1/30	1,803		2,010
10.00%, 1/1/10 - 11/1/25	1,944		2,222
10.50%, 10/1/11 - 6/1/27	621		713
10.75%, 10/1/11	1		1
11.00%, 10/1/13 - 7/1/25	179		204
11.50%, 8/1/11 - 8/1/25	320		366
12.00%, 1/1/13 - 5/1/20	112		123
12.50%, 2/1/11 - 9/1/15	126		148
October TBA:
5.50%, 10/25/38(i)	27,779		27,705
6.00%, 10/15/37(i)	5,895		5,971
6.50%, 10/25/38(i)	41,544		42,602
Government National Mortgage Association,
Various Pools:
5.50%, 12/15/32	17		17
6.50%, 10/15/10	8		9
7.00%, 7/15/31	72		76
8.50%, 7/15/16 - 3/15/20	499		549
9.00%, 11/15/16 - 11/15/24	2,684		2,947
9.50%, 7/15/09 - 8/15/23	6,255		6,929
10.00%, 11/15/09 - 2/15/26	10,561		12,015
10.50%, 4/15/13 - 4/15/25	2,630		3,017
11.00%, 12/15/09 - 4/15/21	2,840		3,193
11.50%, 3/15/10 - 11/15/19	259		292
12.00%, 11/15/12 - 5/15/16	439		500
12.50%, 5/15/10 - 4/15/19	43		48
13.00%, 1/15/11 - 10/15/13	18		21
13.50%, 5/15/10 - 5/15/13	19		22
			508,645
Collateralized Mortgage Obligations - Agency Collateral Series (7.7%)
Federal Home Loan Mortgage Corp.,
Inv Fl IO REMIC
3.50%, 3/15/24	11,431		765
4.50%, 6/17/27	83		8
4.85%, 12/15/23	1,139		219
5.01%, 8/15/30	40		3
5.46%, 3/15/32	88		9
5.51%, 6/15/28 - 3/15/32	1,496		53
6.01%, 9/15/30	879		85

8	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio

	Face Amount		Value
	(000)		(000)
Collateralized Mortgage Obligations - Agency Collateral Series (cont’d)
6.06%, 10/15/29	$6		$—	@
IO
6.00%, 5/1/31	461		93
6.50%, 4/1/28 - 8/1/28	247		65
7.00%, 6/1/30 - 3/1/32	1,493		386
7.50%, 4/1/28 - 9/1/30	838		245
8.00%, 1/1/28 - 6/1/31	2,395		624
10.00%, 5/1/20 - 6/1/20	35		7
IO PAC REMIC
1.00%, 2/15/27	2,303		19
6.00%, 4/15/32	227		19
7.00%, 9/15/27	28		10
IO REMIC
5.00%, 6/15/17	148		11
5.50%, 1/15/29 - 8/15/30	3,093		142
6.50%, 3/15/33 - 5/15/33	691		134
8.00%, 10/15/12	64		5
PAC REMIC
8.55%, 1/15/21	18		19
9.50%, 4/15/20	67		71
9.60%, 4/15/20	61		65
9.90%, 10/15/19	182		194
10.00%, 5/15/20 - 6/15/20	211		229
Federal National Mortgage Association,
Inv Fl IO REMIC
2.69%, 8/25/34	100,371		1,889
3.19%, 7/25/34	8,429		547
4.99%, 10/25/28	1,269		57
5.05%, 2/17/31	402		31
5.22%, 7/18/27	358		23
5.29%, 7/25/30 - 8/25/30	1,144		102
5.39%, 10/25/29	198		6
5.75%, 11/18/30	582		54
5.80%, 10/18/30	188		16
52.88%, 9/25/22	84		116
Inv Fl REMIC
3.27%, 12/25/36	1,328		1,279
3.78%, 12/25/08	—	@	—	@
43.23%, 9/25/20	52		77
IO
6.50%, 6/1/31 - 2/1/32	3,168		847
7.00%, 4/1/32	1,410		384
7.50%, 4/1/27 - 1/1/32	1,989		541
8.00%, 2/1/23 - 12/1/31	7,283		1,846
8.50%, 10/1/24 - 10/1/25	1,420		496
9.00%, 11/1/26	727		233
9.50%, 9/1/18	—	@	—	@
IO PAC REMIC
8.00%, 8/18/27 - 9/18/27	2,713		557
1,159.20%, 7/25/21	—	@	1
IO REMIC
5.50%, 3/25/17	138		6
6.00%, 8/25/32 - 7/25/33	6,769		1,186
6.50%, 5/25/33 - 6/25/33	3,639		731
7.00%, 4/25/33 - 5/25/33	3,877		730
8.00%, 7/18/27 - 12/25/30	396		84
PAC REMIC
8.50%, 9/25/20	28		30
8.75%, 11/25/19	4		4
REMIC
7.00%, 9/25/32	2,152		2,225
Government National Mortgage Association,
Inv Fl IO
4.96%, 5/20/31	915		124
5.50%, 9/16/27	148		19
5.51%, 4/16/29	3,302		262
6.06%, 12/16/19	397		52
6.11%, 8/16/29	4,357		598
PAC
6.00%, 6/20/38	38,811		39,812
			58,445
Collateralized Mortgage Obligations - Non Agency Collateral Series (2.1%)
Banc of America Funding Corp.,
IO
0.42%, 9/20/35	23,503		617
Countrywide Alternative Loan Trust,
IO
0.94%, 3/20/46	10,003		312
0.96%, 11/20/35	83,865		1,441
2.18%, 3/20/46	39,463		1,208
2.40%, 12/20/46	92,817		2,842
2.54%, 12/20/35(e)(h)	58,158		1,745
2.56%, 2/25/37	52,614		1,347
2.57%, 2/20/47	45,002		1,575
Countrywide Home Loan Mortgage Pass Through Trust,
IO
0.84%, 2/25/35	20,830		248
Greenpoint Mortgage Funding Trust,
IO
3.12%, 6/25/45	19,115		502
GS Mortgage Securities Corp.,
IO
2.84%, 8/25/35(e)(h)	19,091		275
Harborview Mortgage Loan Trust,
IO
2.59%, 5/19/35(h)	40,028		400
2.85%, 10/20/45(h)	26,725		484
2.88%, 1/19/36(h)	16,834		258
2.93%, 3/19/37(h)	35,067		816
PO
3/19/37 - 10/20/45	1,766		301
Indymac Index Mortgage Loan Trust,
IO
2.34%, 7/25/35(h)	28,298		380
PO
7/25/35	—	@	—	@
Kidder Peabody Mortgage Assets Trust,
IO
9.50%, 4/22/18	16		3

The accompanying notes are an integral part of the financial statements.	9

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio

	Face Amount		Value
	(000)		(000)
Collateralized Mortgage Obligations - Non Agency Collateral Series (cont’d)
Lehman Structured Securities Corp.,
IO
7.00%, 10/26/29(e)(k)	$7,919		$119
			14,873
Mortgages - Other (11.1%)
American Express Co.,
9.63%, 12/25/12(d)(k)	56		56
American Home Mortgage Assets,
3.33%, 3/25/47(d)(h)	11,346		6,241
3.40%, 10/25/46(d)(h)	6,952		3,806
3.44%, 5/25/46(c)(d)(h)	13,540		4,851
3.45%, 6/25/47(h)	10,286		3,292
3.51%, 6/25/47(d)(h)	9,900		1,459
3.62%, 10/25/46(d)(k)(h)	3,678		44
American Home Mortgage Investment Trust,
3.51%, 9/25/45(d)(h)	982		516
3.63%, 3/25/46(k)(h)	2,318		261
3.93%, 11/25/45(d)(k)(h)	2,675		57
American Housing Trust,
9.55%, 9/25/20	232		219
Bear Stearns Mortgage Funding Trust,
3.39%, 10/25/36(d)(h)	242		138
California Federal Savings & Loan Association,
8.80%, 1/25/14(d)(k)	—	@	—	@
Countrywide Alternative Loan Trust,
2.87%, 12/20/35(h)	7		2
3.38%, 5/25/47(d)(h)	6,844		3,833
3.40%, 3/20/46(d)(h)	5,373		3,132
3.48%, 12/25/46(d)(h)	6,198		1,413
3.50%, 10/25/35(d)(h)	1,069		935
3.73%, 7/25/46(d)(k)(h)	5,022		63
3.84%, 3/25/47(d)(k)(h)	1,848		14
4.01%, 6/25/46(d)(k)(h)	6,186		67
4.19%, 11/20/35(d)(k)(h)	6,335		147
4.35%, 12/20/46(d)(k)(h)	2,047		452
4.46%, 6/25/47(d)(k)(h)	1,815		28
Deutsche ALT-A Securities NIM Trust,
6.75%, 2/25/47(e)	336		312
Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
3.69%, 2/25/47(d)(h)	5,519		1,092
Downey Savings & Loan Association Mortgage Loan Trust,
3.21%, 4/19/48(d)(h)	1,707		532
Gemsco Mortgage Pass Through Certificate,
8.70%, 11/25/10(d)(k)	2		2
GSR Mortgage Loan Trust,
3.40%, 8/25/46(d)(h)	9,458		7,093
Harborview Mortgage Loan Trust,
3.27%, 3/19/37(d)(h)	6,381		3,665
3.32%, 7/19/45(d)(h)	1,128		467
3.44%, 8/21/36(d)(h)	1		—	@
Impac CMB Trust,
4.05%, 9/25/34(h)	50		40
Indymac Index Mortgage Loan Trust,
3.49%, 7/25/35(d)(h)	1,269		466
Lehman XS Trust,
3.62%, 8/25/46(d)(k)(h)	6,150		148
4.21%, 3/25/47(d)(k)(h)	6,398		111
Mastr Adjustable Rate Mortgages Trust,
3.46%, 4/25/46(d)(h)	5,514		2,081
3.86%, 4/25/46(d)(k)(h)	4,409		57
3.96%, 4/25/46(d)(k)(h)	2,275		18
4.41%, 5/25/47(d)(k)(h)	4,188		38
Residential Accredit Loans, Inc.,
3.35%, 3/25/37(d)(h)	10,411		5,622
3.36%, 2/25/47(d)(h)	4,065		2,312
3.47%, 5/25/47(c)(d)(h)	9,591		3,273
Ryland Acceptance Corp. IV,
6.65%, 7/1/11	36		36
Structured Asset Mortgage Investments, Inc.,
3.40%, 2/25/36(d)(h)	4,222		2,238
3.48%, 4/25/36(h)	464		191
3.49%, 7/25/46(d)(h)	2,750		688
3.51%, 5/25/46(d)(h)	2,760		669
3.52%, 2/25/36(d)(h)	11,674		4,487
3.74%, 12/25/35(d)(k)(h)	3,895		156
Washington Mutual Alternative Mortgage Pass Through Certificates,
3.80%, 4/25/46(d)(h)	14,913		6,894
Washington Mutual Mortgage Pass Through Certificates,
3.48%, 4/25/45(d)(h)	3,580		1,432
3.50%, 8/25/45(h)	109		108
Washington Mutual, Inc.,
3.44%, 7/25/47(d)(h)	493		139
3.47%, 10/25/45(h)	436		429
3.56%, 6/25/46(d)(h)	1,570		188
3.57%, 7/25/45(h)	2,931		1,186
3.80%, 5/25/46(d)(h)	5,156		2,166
			79,362
U.S. Treasury Security (2.0%)
U.S. Treasury Bond STRIPS,
Zero Coupon, 5/15/21	25,115		14,109
Total Fixed Income Securities (Cost $912,118)			731,605

		Value
	Shares	(000)
Short-Term Investments (17.5%)
Securities held as Collateral on Loaned Securities (0.0%)
Investment Company (0.0%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (p)	542	1

	Face Amount		Value
	(000)		(000)
Short-Term Debt (0.0%)
Bancaja,
2.96%, 11/12/08 (h)	$—	@	—	@

10	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio

	Face Amount		Value
	(000)		(000)
Short-Term Debt (0.0%) (cont’d)
Citigroup Global Markets, Inc.,
1.00%, 10/1/08	$—	@	$—	@
			—
			1

		Value
	Shares	(000)
Investment Company (13.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (p)	100,514,911	100,515

	Face Amount	Value
	(000)	(000)
U.S. Treasury Securities (3.6%)
U.S. Treasury Bills,
0.17%, 10/9/08(r)(j)	$22,905	22,904
0.95%, 1/15/09(r)	3,750	3,740
		26,644
Total Short-Term Investments (Cost $127,157)		127,160
Total Investments (118.5%) (Cost $1,039,275) — Including $1 of Securities Loaned		858,765
Liabilities in Excess of Other Assets (-18.5%)		(134,169)
Net Assets (100%)		$724,596

(c)	All or a portion of security on loan at September 30, 2008.
(d)	Security was valued at fair value — At September 30, 2008, the Portfolio held $73,286,000 of fair valued securities, representing 10.1% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(k)	Security has been deemed illiquid at September 30, 2008.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2008.
@	Value is less than $500.

Inv Fl	Inverse Floating Rate - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2008.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)

Long:

EuroDollar CME	351	$84,718	Dec-08	$1,123
EuroDollar CME	376	91,213	Mar-09	1,743
EuroDollar CME	399	96,718	Jun-09	1,077
EuroDollar CME	147	35,602	Sep-09	58
EuroDollar CME	321	77,489	Dec-09	49
U.S. Treasury 2 yr. Note	176	37,565	Dec-08	104
U.S. Treasury 10 yr. Note	529	60,636	Dec-08	(623)
U.S. Treasury Long Bond	574	67,257	Dec-08	(550)

Short:

U.S. Treasury
5 yr. Note	1,886	211,674	Dec-08	(658)
5 yr. Swap	100	10,850	Dec-08	(50)
10 yr. Swap	450	50,330	Dec-08	(166)
				$2,107

CME — Chicago Mercantile Exchange

The accompanying notes are an integral part of the financial statements.	11

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive		Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Fixed Rate	Date	(000)	(000)
Bank of America
	3 Month LIBOR	Pay	4.20%	6/3/13	$36,500	$694
	3 Month LIBOR	Pay	4.15	6/9/13	205,415	3,440
	3 Month LIBOR	Receive	5.38	7/24/18	224,008	(3,452)
	3 Month LIBOR	Receive	3.90	9/10/13	131,580	780
	3 Month LIBOR	Pay	4.09	9/17/17	37,575	(838)
	3 Month LIBOR	Pay	5.37	2/12/18	66,643	1,102
	3 Month LIBOR	Pay	5.47	2/25/18	13,295	269
	3 Month LIBOR	Pay	5.07	4/14/18	59,075	294
	3 Month LIBOR	Pay	4.98	4/15/18	37,900	67
	3 Month LIBOR	Receive	4.67	8/4/18	311,470	(5,944)
	3 Month LIBOR	Receive	5.15	8/26/18	14,000	(96)
	3 Month LIBOR	Receive	5.82	2/12/23	85,595	(1,824)
	3 Month LIBOR	Receive	5.88	2/25/23	17,223	(400)
	3 Month LIBOR	Receive	5.47	4/14/23	75,655	(850)
	3 Month LIBOR	Receive	5.38	4/15/23	43,455	(377)
	3 Month LIBOR	Pay	5.56	7/24/23	286,607	3,872
	3 Month LIBOR	Receive	4.17	8/4/13	98,000	(645)
	3 Month LIBOR	Pay	5.34	8/26/23	17,925	133
Citigroup
	3 Month LIBOR	Receive	5.07	11/9/09	9,065	(582)
	3 Month LIBOR	Pay	5.37	5/23/17	76,990	6,644
	3 Month LIBOR	Receive	5.29	9/28/17	63,605	(4,073)
	3 Month LIBOR	Receive	5.00	11/13/17	16,589	(963)
	3 Month LIBOR	Pay	4.47	1/10/18	45,324	232
Deutsche Bank
	3 Month LIBOR	Pay	5.35	5/24/17	88,835	7,537
	3 Month LIBOR	Pay	5.39	5/25/17	113,522	9,969
	3 Month LIBOR	Pay	5.43	5/29/17	197,220	17,905
	6 Month EUR LIBOR	Receive	4.93	7/1/18	97,570	(1,184)
	6 Month EUR LIBOR	Receive	4.86	7/10/18	92,355	(782)
	6 Month EUR LIBOR	Pay	4.96	7/24/18	145,960	1,934
	6 Month EUR LIBOR	Receive	4.68	9/11/18	129,071	—
	6 Month EUR LIBOR	Pay	4.71	9/11/18	129,071	149
	3 Month LIBOR	Receive	4.83	9/11/18	171,290	809
	3 Month LIBOR	Pay	4.86	9/11/18	171,290	—
	6 Month EUR LIBOR	Pay	5.27	7/2/23	122,240	4,462
	6 Month EUR LIBOR	Pay	5.24	7/9/23	127,940	1,751
	6 Month EUR LIBOR	Pay	5.24	7/10/23	116,010	1,592
	6 Month EUR LIBOR	Receive	4.86	7/9/18	102,010	(867)
	6 Month EUR LIBOR	Receive	5.19	7/24/23	183,093	(2,132)
Goldman Sachs
	3 Month LIBOR	Pay	5.63	2/28/18	219,290	5,693
	3 Month LIBOR	Receive	6.04	2/25/23	281,353	(7,754)
JPMorgan Chase
	3 Month LIBOR	Pay	4.07	5/16/13	122,025	1,662
	3 Month LIBOR	Pay	4.07	5/16/13	90,000	1,236
	3 Month LIBOR	Pay	4.27	6/2/13	61,850	1,400
	3 Month LIBOR	Pay	4.49	6/23/13	25,000	782
	3 Month LIBOR	Pay	5.37	5/23/17	38,314	3,315
	3 Month LIBOR	Pay	5.34	5/24/17	77,474	6,520
	3 Month LIBOR	Pay	5.09	9/11/17	114,821	5,959
	3 Month LIBOR	Pay	5.16	9/20/17	49,645	2,801

12	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio

Interest Rate Swap Contracts (cont’d)

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive		Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Fixed Rate	Date	(000)	(000)
JPMorgan Chase (cont’d)
	3 Month LIBOR	Receive	5.23%	9/27/17	$60,190	$(3,610)
	3 Month LIBOR	Receive	5.30	9/28/17	60,432	(3,920)
	3 Month LIBOR	Pay	5.25	10/11/17	33,328	2,650
	3 Month LIBOR	Receive	5.01	11/13/17	31,606	(1,883)
	3 Month LIBOR	Receive	4.24	1/22/18	35,323	459
	3 Month LIBOR	Receive	4.52	2/19/18	27,315	(221)
	3 Month LIBOR	Pay	4.48	2/25/18	46,533	213
	3 Month LIBOR	Receive	3.96	3/20/18	40,000	1,473
	3 Month LIBOR	Receive	4.41	5/1/18	224,625	(2,248)
Merrill Lynch
	3 Month LIBOR	Pay	5.00	4/15/18	50,600	123
	3 Month LIBOR	Receive	5.40	4/16/23	61,045	(556)
						$52,720

Zero Coupon Swap Contracts

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Receive	Termination Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase
	$14,116	3 Month LIBOR	5/15/21	$—

EUR — Euro

LIBOR — London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	13

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Advisory Portfolio II

The Advisory Portfolio II seeks returns consistent with returns generated by the market for mortgage securities. The Portfolio invests primarily in U.S. dollar-denominated investment grade mortgage securities of the U.S. government and private issuers and in mortgage derivatives. The Portfolio also invests in other U.S. government securities and U.S. dollar-denominated investment grade fixed income securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may also invest in TBAs. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars and will be investment grade.

Performance

For the period from March 11, 2008 (commencement of operations) to September 30, 2008, the Portfolio had a cumulative total return based on net asset value and reinvestment of distributions per share of -8.18%, net of fees. The Portfolio underperformed against its benchmark the Lehman Brothers Mortgage Index (the “Index”) which returned 3.36%.

Factors Affecting Performance

•                            The financial markets were under pressure throughout the period since the Portfolio’s inception on March 11, 2008, amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•                            The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•                            The primary detractor from the Portfolio’s relative performance was an overweight in non-agency mortgage securities as spreads in the sector moved wider over the course of the period.

•                            An underweight in agency mortgage-backed securities, however, benefited relative performance as it helped mitigate the impact on the Portfolio of spread widening in the sector that occurred during the period.

•                            An overweight exposure to U.S. Treasury securities was additive to relative performance as the flight to quality that took place, particularly in the last month of the period, helped Treasuries outperform all other sectors of the fixed income market.

Management Strategies

•                            The Portfolio maintained an overweight in non-agency mortgage-backed securities. The specific non-agency issues held in the Portfolio are backed primarily by Alt-A borrowers (those who have relatively strong credit but are not considered “prime” borrowers) and are concentrated in the senior and middle tranches of the capital structure. Given our expectations that the housing market situation may take some time to work itself out and therefore, these securities would continue to add volatility, we began reducing the Portfolio’s exposure to non-agency mortgage-backed securities in the third quarter of 2008.

•                            The Portfolio maintained an underweight to agency mortgage-backed securities, resulting in an overweight to U.S. Treasuries.

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Advisory Portfolio II

*         Minimum Investment

**       Commenced operations on March 11, 2008.

In accordance with SEC regulations, the Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Lehman Brothers Mortgage Index(1)

Total Returns(2)
Cumulative Since Inception(4)
Portfolio(3)	(8.18)%
Lehman Brothers Mortgage Index	3.36

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please call 1(800) 548-7786. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)        The Lehman Brothers Mortgage Index includes GNMA, FNMA and FHLMC pass-through securities with original maturities of 15, 20, and 30 years, as well as balloon mortgages. The Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to agency, program, pass-through coupon and origination year. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. The Index excludes buydown, graduated equity mortgages, project loans, ARMS, non-agency mortgages and CMOs. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)        Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Returns for periods less than one year are not annualized.

(3)        Commenced operations on March 11, 2008.

(4)        For comparative purposes, cumulative since inception return listed for the Index refer to the inception date or initial offering of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	63.5%
Agency Adjustable Rate Mortgages	7.8
Mortgages - Other	7.5
Other*	6.3
Short-Term Investments	14.9
Total Investments	100.0%

*         Industries and/or Investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

September 30, 2008

Portfolio of Investments

Advisory Portfolio II

	Face Amount	Value
	(000)	(000)
Fixed Income Securities (91.9%)
Agency Adjustable Rate Mortgages (8.5%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
3.54%, 5/1/34	$628	$633
5.54%, 4/1/37	9,944	10,101
5.59%, 11/1/36	3,520	3,590
5.71%, 1/1/37	5,456	5,477
5.97%, 1/1/37	4,297	4,396
Federal National Mortgage Association,
Conventional Pools:
4.26%, 6/1/34	6	6
4.87%, 5/1/35	1,173	1,178
4.98%, 3/1/37	1,797	1,816
5.27%, 4/1/36	8,233	8,382
5.80%, 5/1/37	5,016	5,090
5.98%, 4/1/37	8,970	9,115
Government National Mortgage Association,
Various Pools:
5.13%, 10/20/25 - 12/20/27	1,504	1,524
5.38%, 5/20/24 - 2/20/28	6,573	6,661
5.63%, 7/20/25 - 9/20/27	1,121	1,135
		59,104
Agency Fixed Rate Mortgages (68.4%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
9.00%, 10/1/16	7	7
9.50%, 10/1/16 - 3/1/20	283	317
10.00%, 1/1/09 - 12/1/20	608	692
10.25%, 12/1/11	2	2
10.50%, 11/1/08 - 12/1/20	249	283
11.00%, 2/1/11 - 9/1/20	173	199
11.25%, 6/1/10 - 12/1/15	2	3
11.50%, 12/1/09 - 9/1/19	93	104
11.75%, 8/1/14	1	1
12.00%, 10/1/09 - 7/1/20	118	135
12.50%, 10/1/09 - 6/1/15	7	8
13.00%, 9/1/10 - 12/1/13	— @	1
13.50%, 2/1/10	— @	—	@
Gold Pools:
5.00%, 7/1/38	50,678	49,405
5.50%, 12/1/36 - 7/1/38	58,786	58,530
6.00%, 10/1/28 - 7/1/38	48,522	49,175
6.50%, 5/1/21 - 11/1/33	1,629	1,684
7.00%, 8/1/27 - 11/1/32	4,924	5,178
7.50%, 2/1/23 - 9/1/32	9,600	10,399
8.00%, 5/1/20 - 12/1/31	4,445	4,822
8.50%, 8/1/14 - 7/1/31	10,359	11,502
9.00%, 10/1/17 - 1/1/31	870	966
9.50%, 11/1/16 - 12/1/22	388	432
10.00%, 6/1/17 - 4/1/25	227	260
10.50%, 7/1/19 - 3/1/21	79	91
11.00%, 8/1/19 - 9/1/20	60	67
11.50%, 2/1/16 - 6/1/20	39	43
12.00%, 6/1/20	73	83
12.50%, 7/1/19	2	2
October TBA:
6.00%, 10/15/38(i)	25,150	25,460
6.50%, 10/15/49(i)	3,550	3,640
Federal National Mortgage Association,
Conventional Pools:
4.50%, 8/1/18	107	106
5.50%, 3/1/17 - 6/1/38	64,893	64,774
6.00%, 4/1/13 - 11/1/32	204	209
6.50%, 6/1/15 - 4/1/34	17,801	18,401
7.00%, 12/1/12 - 6/1/35	29,120	30,639
7.50%, 10/1/12 - 8/1/37	24,089	25,921
8.00%, 7/1/14 - 4/1/33	15,555	16,869
8.50%, 4/1/09 - 5/1/32	14,381	15,859
9.00%, 1/1/20 - 4/1/26	305	336
9.50%, 7/1/17 - 4/1/30	1,808	2,015
10.00%, 10/1/12 - 11/1/25	1,732	1,981
10.50%, 10/1/11 - 6/1/27	479	551
10.75%, 10/1/11	1	1
11.00%, 10/1/13 - 7/1/25	117	134
11.50%, 8/1/11 - 8/1/25	229	262
12.00%, 1/1/13 - 5/1/20	72	80
12.50%, 2/1/11 - 9/1/15	118	139
October TBA:
5.00%, 10/25/23(i)	12,818	12,728
6.50%, 10/25/38(i)	18,725	19,202
7.00%, 10/25/38(i)	19,400	20,273
Government National Mortgage Association,
Various Pools:
5.50%, 12/15/32	11	11
6.50%, 10/15/10	6	6
7.00%, 7/15/31	47	50
8.50%, 7/15/16 - 3/15/20	498	548
9.00%, 11/15/16 - 11/15/24	2,783	3,056
9.50%, 7/15/09 - 10/15/24	6,480	7,181
10.00%, 11/15/09 - 2/15/26	10,636	12,099
10.50%, 4/15/13 - 4/15/25	2,415	2,771
11.00%, 12/15/09 - 4/15/21	2,590	2,911
11.50%, 3/15/10 - 11/15/19	170	191
12.00%, 11/15/12 - 5/15/16	370	421
12.50%, 5/15/10 - 4/15/19	28	31
13.00%, 1/15/11 - 10/15/13	12	14
13.50%, 5/15/10 - 5/15/13	12	14
		483,275
Collateralized Mortgage Obligations - Agency Collateral Series (2.1%)
Federal Home Loan Mortgage Corp.,
Inv FI IO REMIC
3.50%, 3/15/24	11,818	791
4.50%, 6/17/27	55	5
4.85%, 12/15/23	1,161	224
5.01%, 8/15/30	26	2
5.46%, 3/15/32	58	6
5.51%, 6/15/28 - 3/15/32	979	34
6.01%, 9/15/30	700	68
6.06%, 10/15/29	4	—	@
IO
6.00%, 5/1/31	444	90

16	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio II

	Face Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations - Agency Collateral Series (cont’d)
6.50%, 4/1/28 - 8/1/28	$162	$43
7.00%, 6/1/30 - 3/1/32	1,586	410
7.50%, 4/1/28 - 9/1/30	834	245
8.00%, 1/1/28 - 6/1/31	2,417	628
10.00%, 5/1/20 - 6/1/20	23	4
IO PAC REMIC
1.00%, 2/15/27	1,508	12
6.00%, 4/15/32	149	12
7.00%, 9/15/27	19	6
IO REMIC
5.00%, 6/15/17	97	7
5.50%, 1/15/29 - 8/15/30	2,604	125
6.50%, 3/15/33 - 5/15/33	568	111
8.00%, 10/15/12	42	3
PAC REMIC
8.55%, 1/15/21	12	12
9.50%, 4/15/20	43	46
9.60%, 4/15/20	39	42
9.90%, 10/15/19	180	193
10.00%, 5/15/20 - 6/15/20	174	188
Federal National Mortgage Association,
Inv FI IO REMIC
2.69%, 8/25/34	100,037	1,883
3.19%, 7/25/34	8,592	558
4.99%, 10/25/28	831	37
5.05%, 2/17/31	263	20
5.22%, 7/18/27	234	15
5.29%, 7/25/30 - 8/25/30	885	79
5.39%, 10/25/29	130	4
5.75%, 11/18/30	381	35
5.80%, 10/18/30	123	10
52.88%, 9/25/22	81	112
IO
6.50%, 6/1/31 - 2/1/32	3,274	876
7.00%, 4/1/32	1,436	391
7.50%, 4/1/27 - 1/1/32	1,903	522
8.00%, 2/1/23 - 12/1/31	7,387	1,871
8.50%, 10/1/24 - 10/1/25	1,540	537
9.00%, 11/1/26	788	253
9.50%, 9/1/18	— @	—	@
IO PAC REMIC
8.00%, 8/18/27 - 9/18/27	2,700	554
IO REMIC
5.50%, 3/25/17	90	4
6.00%, 8/25/32 - 7/25/33	6,471	1,162
6.50%, 5/25/33 - 6/25/33	3,680	740
7.00%, 4/25/33 - 5/25/33	3,970	748
8.00%, 7/18/27 - 12/25/30	259	55
PAC REMIC
8.50%, 9/25/20	18	19
8.75%, 11/25/19	3	3
REMIC
3.78%, 12/25/08(h)	— @	—	@
7.00%, 9/25/32	2,240	2,316
43.23%, 9/25/20(h)	50	74
Government National Mortgage Association,
Inv Fl IO
4.96%, 5/20/31	880	120
5.50%, 9/16/27	97	12
5.51%, 4/16/29	3,365	267
6.06%, 12/16/19	260	34
6.11%, 8/16/29	4,387	608
		17,226
Collateralized Mortgage Obligations - Non Agency Collateral Series (2.2%)
Banc of America Funding Corp.,
IO
0.42%, 9/20/35	23,960	629
Countrywide Alternative Loan Trust,
IO
0.94%, 3/20/46	10,182	318
0.96%, 11/20/35	85,186	1,464
2.18%, 3/20/46	40,950	1,254
2.40%, 12/20/46	96,364	2,951
2.54%, 12/20/35(e)(h)	60,372	1,811
2.56%, 2/25/37	54,629	1,398
2.57%, 2/20/47	46,698	1,634
Countrywide Home Loan Mortgage Pass Through Trust,
IO
0.84%, 2/25/35	21,204	252
Greenpoint Mortgage Funding Trust,
IO
3.12%, 6/25/45	19,322	508
GS Mortgage Securities Corp.,
IO
2.84%, 8/25/35(e)(h)	19,424	280
Harborview Mortgage Loan Trust,
IO
2.59%, 5/19/35(h)	41,220	412
2.85%, 10/20/45(h)	27,058	490
2.88%, 1/19/36(h)	17,117	262
2.93%, 3/19/37(h)	36,167	842
PO
3/19/37 - 10/20/45	1,187	201
Indymac Index Mortgage Loan Trust,
IO
2.34%, 7/25/35(h)	29,092	391
PO
7/25/35	— @	—	@
Kidder Peabody Mortgage Assets Trust,
IO
9.50%, 4/22/18	10	2
Lehman Structured Securities Corp.,
IO
7.00%, 10/26/29(e)(k)	7,502	113
		15,212
Mortgages - Other (8.4%)
American Home Mortgage Assets,
3.44%, 5/25/46(d)(h)	11,579	4,148
3.45%, 6/25/47(d)(h)	8,798	2,815
3.51%, 6/25/47(d)(h)	8,462	1,247
3.62%, 10/25/46(d)(k)(h)	2,255	27
American Home Mortgage Investment Trust,
3.51%, 9/25/45(d)(h)	1,013	532
3.93%, 11/25/45(d)(k)(h)	1,650	35

The accompanying notes are an integral part of the financial statements.	17

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio II

	Face Amount	Value
	(000)	(000)
Mortgages - Other (cont’d)
American Housing Trust,
9.55%, 9/25/20	$236	$223
Bear Stearns Mortgage Funding Trust,
3.39%, 10/25/36(d)(h)	248	142
Countrywide Alternative Loan Trust,
3.38%, 5/25/47(d)(h)	7,119	3,987
3.40%, 3/20/46(d)(h)	5,591	3,260
3.48%, 12/25/46(d)(h)	5,298	1,207
3.73%, 7/25/46(d)(k)(h)	3,090	39
3.84%, 3/25/47(d)(k)(h)	1,210	9
4.01%, 6/25/46(d)(k)(h)	3,800	41
4.35%, 12/20/46(d)(k)(h)	2,113	467
4.46%, 6/25/47(d)(k)(h)	1,110	17
Deutsche ALT-A Securities NIM Trust,
6.75%, 2/25/47(e)	347	322
GSR Mortgage Loan Trust,
3.40%, 8/25/46(d)(h)	9,840	7,380
Harborview Mortgage Loan Trust,
3.27%, 3/19/37(d)(h)	6,639	3,813
3.32%, 7/19/45(d)(h)	1,162	481
Impac CMB Trust,
4.05%, 9/25/34(h)	33	26
Indymac Index Mortgage Loan Trust,
3.49%, 7/25/35(d)(h)	1,311	482
Mastr Adjustable Rate Mortgages Trust,
3.46%, 4/25/46(d)(h)	4,723	1,783
3.86%, 4/25/46(d)(k)(h)	2,710	35
3.96%, 4/25/46(d)(k)(h)	1,490	12
4.41%, 5/25/47(d)(k)(h)	2,740	25
Residential Accredit Loans, Inc.,
3.35%, 3/25/37(d)(h)	10,843	5,855
3.36%, 2/25/47(d)(h)	4,230	2,406
Ryland Acceptance Corp. IV,
6.65%, 7/1/11	24	24
Structured Asset Mortgage Investments, Inc.,
3.40%, 2/25/36(d)(h)	4,385	2,324
3.51%, 5/25/46(d)(h)	2,847	690
3.52%, 2/25/36(d)(h)	11,855	4,557
Washington Mutual Alternative Mortgage Pass Through Certificates,
3.80%, 4/25/46(d)(h)	7,723	2,783
Washington Mutual Mortgage Pass Through Certificates,
3.48%, 4/25/45(d)(h)	3,602	1,441
3.50%, 8/25/45(h)	106	105
Washington Mutual, Inc.,
3.44%, 7/25/47(d)(h)	512	144
3.47%, 10/25/45(h)	450	442
3.56%, 6/25/46(d)(h)	1,600	192
3.57%, 7/25/45(h)	3,048	1,234
3.80%, 5/25/46(d)(h)	5,359	2,251
		57,003
U.S. Treasury Security (2.3%)
U.S. Treasury Bond STRIPS,
Zero Coupon, 5/15/21	28,630	16,084
Total Fixed Income Securities (Cost $698,796)		647,904
		Value
	Shares	(000)
Short-Term Investments (16.1%)
Investment Company (14.6%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (p)	102,736,845	102,737
	Face Amount	Value
	(000)	(000)
U.S. Treasury Security (1.5%)
U.S. Treasury Bill,
0.17%, 10/9/08(r)(j)	$10,814	10,813
Total Short-Term Investments (Cost $113,547)		113,550
Total Investments (108.0%) (Cost $812,343)		761,454
Liabilities in Excess of Other Assets (-8.0%)		(56,079)
Net Assets (100%)		$705,375

(d)	Security was valued at fair value — At September 30, 2008, the Portfolio held $54,627,000 of fair valued securities, representing 7.7% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(k)	Security has been deemed illiquid at September 30, 2008.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2008.
@	Value is less than $500.

Inv Fl	Inverse Floating Rate - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2008.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

18	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio II

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
EuroDollar
CME	305	$73,616	Dec-08	$745
EuroDollar
CME	268	65,013	Mar-09	935
EuroDollar
CME	341	82,658	Jun-09	763
U.S. Treasury
2 yr. Note	4	854	Dec-08	2
U.S. Treasury
Long Bond	456	53,430	Dec-08	(880)
Short:
U.S. Treasury
5 yr. Note	2,546	285,749	Dec-08	(1,208)
U.S. Treasury
10 yr. Note	24	2,751	Dec-08	27
5 yr. Swap	90	9,765	Dec-08	(42)
10 yr. Swap	836	93,501	Dec-08	290
				$632

CME — Chicago Mercantile Exchange

The accompanying notes are an integral part of the financial statements.	19

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio II

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America
	3 Month LIBOR	Pay	4.15%	6/9/13	$130,825	$2,191
	3 Month LIBOR	Pay	4.09	9/17/17	41,625	(929)
	3 Month LIBOR	Pay	5.37	2/12/18	46,398	800
	3 Month LIBOR	Pay	5.47	2/25/18	8,705	151
	3 Month LIBOR	Pay	5.07	4/14/18	38,415	191
	3 Month LIBOR	Pay	4.98	4/15/18	20,200	36
	3 Month LIBOR	Receive	4.67	8/4/18	133,600	(2,550)
	3 Month LIBOR	Receive	5.15	8/26/18	23,000	(158)
	3 Month LIBOR	Receive	5.08	9/2/18	261,000	(1,130)
	3 Month LIBOR	Receive	5.82	2/12/23	59,593	(1,285)
	3 Month LIBOR	Receive	5.88	2/25/23	11,277	(244)
	3 Month LIBOR	Receive	5.47	4/14/23	49,190	(553)
	3 Month LIBOR	Receive	5.38	4/15/23	22,445	(195)
	3 Month LIBOR	Pay	5.34	8/26/23	29,450	219
	3 Month LIBOR	Pay	5.28	9/2/23	334,400	1,909
Citigroup
	3 Month LIBOR	Receive	5.07	11/9/17	5,935	(41)
	3 Month LIBOR	Pay	5.37	5/23/17	50,410	238
	3 Month LIBOR	Receive	5.29	9/28/17	41,645	431
	3 Month LIBOR	Receive	5.00	11/13/17	10,861	(75)
	3 Month LIBOR	Pay	4.47	1/10/18	29,676	(53)
Deutsche Bank
	3 Month LIBOR	Pay	5.35	5/24/17	58,165	274
	3 Month LIBOR	Pay	5.39	5/25/17	74,328	344
	3 Month LIBOR	Pay	5.43	5/29/17	129,130	587
Goldman Sachs
	3 Month LIBOR	Pay	5.63	2/28/18	143,580	2,506
	3 Month LIBOR	Receive	6.04	2/28/23	184,217	(4,016)
JPMorgan Chase
	3 Month LIBOR	Pay	4.07	5/16/13	58,395	795
	3 Month LIBOR	Pay	4.07	5/16/13	75,000	1,030
	3 Month LIBOR	Pay	3.93	5/19/13	19,000	135
	3 Month LIBOR	Pay	4.43	6/12/13	52,000	1,533
	3 Month LIBOR	Pay	4.53	6/19/13	46,000	1,548
	3 Month LIBOR	Pay	4.49	6/23/13	55,000	1,721
	3 Month LIBOR	Pay	5.37	5/23/17	25,086	118
	3 Month LIBOR	Pay	5.34	5/24/17	50,726	240
	3 Month LIBOR	Pay	5.09	9/11/17	69,179	(512)
	3 Month LIBOR	Pay	5.16	9/20/17	32,505	(278)
	3 Month LIBOR	Receive	5.23	9/27/17	39,410	398
	3 Month LIBOR	Receive	5.30	9/28/17	39,568	414
	3 Month LIBOR	Pay	5.25	10/11/17	21,822	184
	3 Month LIBOR	Receive	5.01	11/13/17	20,694	(143)
	3 Month LIBOR	Receive	4.24	1/22/18	23,128	29
	3 Month LIBOR	Pay	4.48	2/25/18	30,467	(79)
	3 Month LIBOR	Receive	4.41	5/1/18	141,150	(1,412)
Merrill Lynch
	3 Month LIBOR	Pay	5.00	4/15/18	26,955	65
	3 Month LIBOR	Receive	5.40	4/16/23	31,530	(287)
						$4,147

20	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Advisory Portfolio II

Zero Coupon Swap Contracts

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Swap Counterparty	Notional Amount (000)	Receive	Termination Date	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase
	$16,092	3 Month LIBOR	5/15/21	$-
LIBOR — London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	21

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Advisory Portfolio III

The Advisory Portfolio III seeks above average total return over a market cycle of three to five years. The Portfolio invests primarily in fixed income securities of government and corporate issuers including U.S. and non-U.S. issuers, including issuers located in emerging markets, that are both investment grade and high yield securities (commonly referred to as “junk bonds”). A portion of these securities may be asset-backed and mortgage securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. There is no minimum or maximum maturity for any individual security. The Adviser may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives in managing the Portfolio. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Performance

For the fiscal year ended September 30, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -1.78%, net of fees. The Portfolio underperformed against its benchmarks, the Citigroup World Government Bond Index, excluding the United States, hedged to U.S. dollars (the “Index”) and the Citigroup U.S. Broad Investment Grade Bond Index, which returned 4.33% and 4.48%, respectively.

Factors Affecting Performance

•                            The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•                            The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•                            An underweight exposure to the corporate credit market was additive to relative performance as credit spreads significantly widened, particularly in the financial sector.

•                            Our emerging market debt positioning also enhanced performance in 2007. Our emerging market debt positions were mostly liquidated in the first quarter of 2008 which was beneficial to performance, especially since emerging market debts underperformed toward the end of the reporting period.

•                            A position in non-U.S. dollar denominated debt detracted from relative performance in the last months of the period.

Management Strategies

•                            In the first quarter of 2008, the Portfolio was restructured to be a U.S. corporate bond portfolio.

•                            At the time of the restructuring, market conditions in the corporate credit sector were, in our view, generally unfavorable for investment. Therefore, we believed it was prudent to invest the majority of portfolio assets in cash equivalent securities. This has proved favorable for performance as corporate credits, particularly financials, have been under increasing pressure. We will continue to closely monitor the market, seeking opportunities to add to corporate holdings.

•                            The Portfolio’s emerging market debt strategy prior to the restructuring favored local-currency denominated securities in Argentina, Brazil, Mexico, Turkey, and a few other small countries. The Portfolio maintains a Mexican bond holding as of the end of the period.

22

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Advisory Portfolio III

*                            Minimum Investment

In accordance with SEC regulations, the Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Citigroup World Government Bond Ex-U.S. Hedged Index(1) and the Citigroup U.S. Broad Investment Grade Bond Index(2)

	Total Returns (3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio(4)	(1.78)%	2.25%	4.22%	6.72%
Citigroup World Government Bond Ex-U.S Hedged Index	4.33	4.24	4.89	7.26
Citigroup U.S. Broad Investment Grade Bond Index	4.48	4.03	5.32	6.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please call 1 (800) 548-7786. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)            The Citigroup World Government Bond Ex-U.S Hedged Index is a market capitalization weighted index that tracks the performance of the 20 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The Index is hedged to the U.S. dollar by using a rolling one-month forward exchange contract as a hedging instrument.  The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)            The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)            Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total  returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)            Commenced operations on October 7, 1994.

(5)            For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Country	Percentage of Total Investments
Mexico	14.3%
Short-Term Investments	85.7
Total Investments	100.0%

23

2008 Annual Report

September 30, 2008

Portfolio of Investments

Advisory Portfolio III

	Face Amount (000)	Value (000)
Fixed Income Security (14.1%)
Mexico (14.1%)
Mexican Bonos,
9.50%, 12/18/14
(Cost $14,854)	MXN 148,305	$14,299
Total Fixed Income Securities (Cost $14,854)		14,299
	Shares	Value (000)
Short-Term Investments (84.3%)
Investment Company (10.3%)
Morgan Stanley Institutional
Liquidity Money Market Portfolio
— Institutional Class (p)	10,428,865	10,429
	Face Amount (000)	Value (000)
U.S. Treasury Securities (74.0%)
U.S. Treasury Bills,
0.25%, 10/30/08(r)	25,000	24,991
0.70%, 12/4/08(r)	25,000	24,968
1.11%, 10/16/08(r)	25,000	24,988
		74,947
Total Short-Term Investments (Cost $85,336)		85,376
Total Investments (98.4%) (Cost $100,190)		99,675
Other Assets in Excess of Liabilities (1.6%)		1,664
Net Assets (100%)		$101,339

(p)                    See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(r)                       Rate shown is the yield to maturity at September 30, 2008.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

						Net
Currency			In			Unrealized
to			Exchange			Appreciation
Deliver	Value	Settlement	For		Value	(Depreciation)
(000)	(000)	Date	(000)		(000)	(000)
GBP 3,935	$7,010	10/27/08	USD	7,824	$7,824	$814
USD 7,606	7,606	10/27/08	GBP	3,935	7,010	(596)
	$14,616				$14,834	$218

GBP	—	British Pound
MXN	—	Mexican Peso
USD	—	United States Dollar

24	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Advisory Portfolio IV

The Advisory Portfolio IV seeks above average total return over a market cycle of three to five years. The Portfolio invests primarily in U.S. dollar-denominated investment grade fixed income securities of government and corporate issuers including U.S. and non-U.S. issuers, including issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. In addition, the Portfolio may invest a portion of its assets in structured investments, structured notes and other types of similarly structured products consistent with the Portfolio’s investment objectives and policies. Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. There is no minimum or maximum maturity for any individual security. The Adviser may use futures, options, forwards, CMOs, swaps, options on swaps and other types of derivatives in managing the Portfolio. The securities in which the Portfolio may invest will be denominated in U.S. dollars and will be investment grade.

Performance

For the fiscal year ended September 30, 2008, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 3.42%, net of fees. The Portfolio underperformed against its benchmarks, the Citigroup World Government Bond Index, excluding the United States, hedged to U.S. dollars, (the “Index”) and the Citigroup U.S. Broad Investment Grade Bond Index which returned 4.33% and 4.48%, respectively.

Factors Affecting Performance

•                            The financial markets were under pressure throughout the reporting period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•                            The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•                            An underweight exposure to the corporate credit market was additive to relative performance as credit spreads significantly widened, particularly in the financial sector. Our emerging market debt activities also enhanced performance.

•                            An overweight to U.S. Treasury securities was additive to relative performance as the flight to quality that took place, particularly in the last month of the period, helped Treasuries outperform all other sectors of the fixed income market.

•                            The Portfolio’s shorter duration, or interest-rate sensitivity, detracted from relative performance as interest rates declined during the reporting year.

Management Strategies

•                            In the first quarter of 2008, the Portfolio was restructured to be a U.S. corporate bond portfolio.

•                            At the time of the restructuring, market conditions in the corporate credit sector were, in our view, unfavorable for investment. Therefore, we believed it was prudent to invest the balance of portfolio assets in cash equivalent securities. This has proved favorable for performance as corporate credits, particularly financials, have been under increasing pressure. We will continue to closely monitor the market, seeking opportunities to invest in the corporate sector.

*                            Minimum Investment

**                     Commenced operations on June 20, 2000.

In accordance with SEC regulations, the Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Advisory Portfolio IV

Performance Compared to the Citigroup World Government Bond Ex-U.S. Hedged Index(1) and the Citigroup U.S. Broad Investment Grade Bond Index(2)

	Total Returns (3)
		Average Annual
	One	Five	Since
	Year	Years	Inception(5)
Portfolio(4)	3.42%	3.59%	5.26%
Citigroup World Government
Bond Ex-U.S Hedged Index	4.33	4.24	4.98
Citigroup U.S. Broad
Investment Grade Bond Index	4.48	4.03	6.04

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please call 1 (800) 548-7786. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Citigroup World Government Bond Ex-U.S Hedged Index is a market-capitalization weighted index that tracks the performance of the 20 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The Index is hedged to the U.S. dollar by using a rolling one-month forward exchange contract as a hedging instrument. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Citigroup U.S. Broad Investment Grade Bond Index is a fixed income, market value-weighted Index that includes publicly-traded U.S. Treasury, U.S. agency, mortgage pass-through, asset-backed, supranational, corporate, Yankee and global debt issues, including securities issued under Rule 144A with registration rights, carrying investment grade (BBB-/Baa3) or higher credit ratings with remaining maturities of at least one year. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on June 20, 2000.
(5)	For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Country	Total Investments
United States	96.5%
Short-Term Investments	3.5
Total Investments	100.0%

2008 Annual Report

September 30, 2008

Portfolio of Investments

Advisory Portfolio IV

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (95.7%)
United States (95.7%)
U.S. Treasury Notes,
2.63% , 3/15/09	$250	$251
4.50% , 2/15/09	250	253
4.75% , 12/31/08	225	227
4.88% , 6/30/09	250	256
		987
Total Fixed Income Securities (Cost $987)		987
		Value
	Shares	(000)
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $36) (p)	35,607	36
Total Investments (99.1%) (Cost $1,023)		1,023
Other Assets in Excess of Liabilities (0.9%)		9
Net Assets (100%)		$1,032

(p)       See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

The accompanying notes are an integral part of the financial statements.	27

2008 Annual Report

September 30, 2008

Statements of Assets and Liabilities

	Advisory	Advisory	Advisory	Advisory
	Portfolio	Portfolio II	Portfolio III	Portfolio IV
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$938,759	$709,606	$89,761	$987
Investment in Securities of Affiliated Issuers, at Cost:	100,516	102,737	10,429	36
Total Investments in Securities, at Cost:	1,039,275	812,343	100,190	1,023
Foreign Currency, at Cost:	—	—	4	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	758,249	658,717	89,246	987
Investment in Securities of Affiliated Issuers, at Value:	100,516	102,737	10,429	36
Total Investments in Securities, at Value:	858,765	761,454	99,675	1,023
Foreign Currency, at Value:	—	—	4	—
Cash	156,459	1,280	—	—
Due from Adviser	425	238	54	26
Due from Broker	—	539	1,049	—
Unrealized Appreciation on Swap Agreements	97,921	18,087	—	—
Receivable for Delayed Delivery Commitments†	203,231	294,159	—	—
Receivable for Investments Sold	944,048	19,222	—	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	—	—	814	—
Receivable from Affiliates	52	77	15	—	@
Dividends Receivable	541	498	27	—	@
Interest Receivable	3,855	4,534	333	8
Other Assets	19	40	2	—	@
Total Assets	2,265,316	1,100,128	101,973	1,057
Liabilities:
Collateral on Securities Loaned, at Value:	1	—	—	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	—	596	—
Due to Broker	52,290	—	—	—
Payable for Delayed Delivery Commitments	487,377	347,319	—	—
Payable for Investments Purchased	954,748	32,328	—	—
Bank Overdraft	—	185	—	—
Unrealized Depreciation on Swap Agreements	45,201	13,940	—	—
Payable for Offering Cost	—	46	—	—
Payable for Administration Fees	68	55	8	—	@
Payable for Custodian Fees	40	35	3	1
Payable for Lehman Brothers Closed Swap Transactions	741	824	—	—
Payable for Trustees’ Fees and Expenses	122	—	2	—
Other Liabilities	132	21	25	24
Total Liabilities	1,540,720	394,753	634	25
Net Assets	$724,596	$705,375	$101,339	$1,032
Net Assets Consist Of:
Paid-in Capital	$1,516,394	$819,956	$111,595	$1,009
Undistributed (Distributions in Excess of) Net Investment Income	17,516	15,150	(3,612)	24
Accumulated Net Realized Loss	(683,631)	(83,621)	(6,512)	(1)
Unrealized Appreciation (Depreciation) on:
Investments	(180,510)	(50,889)	(515)	—	@
Foreign Currency Exchange Contracts and Translations	—	—	383	—
Futures Contracts	2,107	632	—	—
Swap Agreements	52,720	4,147	—	—
Net Assets	$724,596	$705,375	$101,339	$1,032
CLASS I:
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	102,846,897	96,831,309	31,541,042	82,148
Net Asset Value, Offering and Redemption Price Per Share	$7.05	$7.28	$3.21	$12.57
(1) Including:
Securities on Loan, at Value:	$1	$—	$—	$—

†

Receivable for Delayed Delivery Commitments balance for Advisory and Advisory II Portfolios include approximately $69,000 and $61,000 of exposure to Lehman Brothers as of September 30, 2008, respectively. Due to the uncertain nature surrounding the collectability of these receivables, these balances have been written down from their original amounts.

@	Amount is less than $500.

28	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Operations

For the Year Ended September 30, 2008

	Advisory Portfolio (000)	Advisory Portfolio II (000)^	Advisory Portfolio III (000)	Advisory Portfolio IV (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$846	$300	$—	$—
Dividends from Securities of Affiliated Issuers	7,569	3,866	3,778	13
Interest from Securities of Unaffiliated Issuers	139,883	36,196	3,025	17
Total Investment Income	148,298	40,362	6,803	30
Expenses:
Investment Advisory Fees (Note B)	8,803	2,224	592	4
Administration Fees (Note C)	1,881	474	126	1
Custodian Fees (Note F)	172	64	—	—
Professional Fees	166	47	33	29
Shareholder Reporting Fees	53	14	8	3
Transfer Agency Fees (Note E)	11	2	4	3
Offering Cost Fee	—	37	—	—
Trustees’ Fees and Expenses	32	5	3	— @
Registration Fees	20	2	20	20
Other Expenses	158	6	3	5
Total Expenses	11,296	2,875	789	65
Voluntary Waiver of Investment Advisory Fees (Note B)	(8,803)	(2,224)	(592)	(4)
Expenses Reimbursed by Adviser (Note B)	(1,500)	(645)	(138)	(60)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(229)	(5)	(57)	(1)
Expense Offset (Note F)	(94)	(1)	(2)	— @
Net Expenses	670	—	—	— @
Net Investment Income	147,628	40,362	6,803	30
Realized Gain (Loss):
Investments Sold	(545,418)	(73,618)	(6,513)	— @
Foreign Currency Transactions	(827)	—	(3,400)	26
Options Written	(694)	(509)	—	—
Futures Contracts	(90,954)	(7,550)	(1,343)	1
Swap Agreements	40,774	(3,453)	—	—
Net Realized Gain (Loss)	(597,119)	(85,130)	(11,256)	27
Change in Unrealized Appreciation (Depreciation):
Investments	(66,238)	(50,889)	(823)	(42)
Foreign Currency Exchange Contracts and Translations	—	—	3,098	18
Futures Contracts	(15,190)	632	123	1
Swap Agreements	23,561	4,147	—	—
Net Change in Unrealized Appreciation (Depreciation)	(57,867)	(46,110)	2,398	(23)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(654,986)	(131,240)	(8,858)	4
Net Increase (Decrease) in Net Assets Resulting from Operations	$(507,358)	$(90,878)	$(2,055)	$34

^	For the period from March 11, 2008 (commencement of operations) to September 30, 2008.
@	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	29

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets

	Advisory Portfolio		Advisory Portfolio II
	Year Ended September 30, 2008 (000)	Year Ended September 30, 2007 (000)	Period Ended September 30, 2008^ (000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income	$147,628	$169,409	$40,362
Net Realized Gain (Loss)	(597,119)	27,075	(85,130)
Net Change in Unrealized Appreciation (Depreciation)	(57,867)	(45,020)	(46,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	(507,358)	151,464	(90,878)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(140,353)	(205,869)	(34,236)
Return of Capital	—	(12,396)	—
Total Distributions	(140,353)	(218,265)	(34,236)
Capital Share Transactions:(1)
Class I:
Subscribed	670,806	578,396	1,365,318
Distributions Reinvested	125,376	190,371	28,107
Redeemed	(2,651,954)	(650,927)	(562,936)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,855,772)	117,840	830,489
Total Increase (Decrease) in Net Assets	(2,503,483)	51,039	705,375
Net Assets:
Beginning of Period	3,228,079	3,177,040	—
End of Period	$724,596	$3,228,079	$705,375
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$17,516	$(130)	$15,150
(1) Capital Share Transactions:
Class I:
Shares Subscribed	75,355	62,148	166,876
Shares Issued on Distributions Reinvested	14,815	20,429	3,651
Shares Redeemed	(334,758)	(69,823)	(73,696)
Net Increase (Decrease) in Class I Shares Outstanding	(244,588)	12,754	96,831

^ Advisory Portfolio II commenced operations on March 11, 2008.

30	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets

	Advisory Portfolio III		Advisory Portfolio IV
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income	$6,803	$8,093	$30	$47
Net Realized Gain (Loss)	(11,256)	(2,508)	27	(14)
Net Change in Unrealized Appreciation (Depreciation)	2,398	(2,924)	(23)	15
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,055)	2,661	34	48
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,988)	(7,273)	(24)	(36)
Net Realized Gain	(2,447)	(415)	—	—
Return of Capital	(2,114)	—	—	—
Total Distributions	(6,549)	(7,688)	(24)	(36)
Capital Share Transactions:(1)
Class I:
Subscribed	4,814	16,569	167	—
Distributions Reinvested	6,220	6,901	23	34
Redeemed	(71,672)	(12,372)	(84)	(198)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(60,638)	11,098	106	(164)
Total Increase (Decrease) in Net Assets	(69,242)	6,071	116	(152)
Net Assets:
Beginning of Period	170,581	164,510	916	1,068
End of Period	$101,339	$170,581	$1,032	$916
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(3,612)	$(3,683)	$24	$(10)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,431	4,753	14	—
Shares Issued on Distributions Reinvested	1,871	1,976	2	3
Shares Redeemed	(21,961)	(3,508)	(7)	(16)
Net Increase (Decrease) in Class I Shares Outstanding	(18,659)	3,221	9	(13)

The accompanying notes are an integral part of the financial statements.	31

2008 Annual Report

September 30, 2008

Financial Highlights

Advisory Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$9.29		$9.49		$9.84	$10.03	$10.11
Income (Loss) from Investment Operations:
Net Investment Income†	0.54		0.51		0.33	0.36	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(2.28)		(0.06)		0.11	0.07	0.21
Total from Investment Operations	(1.74)		0.45		0.44	0.43	0.42
Distributions from and/or in Excess of:
Net Investment Income	(0.50)		(0.61)		(0.63)	(0.62)	(0.50)
Return of Capital	—		(0.04)		(0.16)	—	—
Total Distributions	(0.50)		(0.65)		(0.79)	(0.62)	(0.50)
Net Asset Value, End of Period	$7.05		$9.29		$9.49	$9.84	$10.03
Total Return++	(19.23)%		4.88%		4.76%	4.44%	4.30%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$724,596		$3,228,079		$3,177,040	$3,298,677	$3,760,527
Ratio of Expenses to Average Net Assets (1)	0.03%	+^^	0.07	%+	0.08%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets (1)	6.29%	+^^	5.42	%+	3.41%	3.66%	2.09%
Portfolio Turnover Rate	484%		218%		230%	240%	512%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.47%	+^^	0.47	%+	0.48%	0.47%	0.49%
Net Investment Income to Average Net Assets	5.85%	+^^	5.02	%+	3.01%	3.27%	1.68%

† Per share amount is based on average shares outstanding.

++ Calculated based on the net asset value as of the last business day of the period.

+ Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01%.

^^ Effective January 31, 2008, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse all expenses, other than fees paid on behalf of the Portfolio to the Trustees and after giving effect to custody fee offsets. Prior to January 31, 2008, the Portfolio had a 0.08% cap as described in Note B in the Notes to the Financial Statements.

32	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Advisory Portfolio II

Class I
Period from
March 11,
2008^ to
September
Selected Per Share Data and Ratios	30, 2008
Net Asset Value, Beginning of Period	$8.19
Income (Loss) from Investment Operations:
Net Investment Income†	0.30
Net Realized and Unrealized Loss on Investments	(0.96)
Total from Investment Operations	(0.66)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)
Total Distributions	(0.25)
Net Asset Value, End of Period	$7.28
Total Return++	(8.18)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$705,375
Ratio of Expenses to Average Net Assets (1)	0.00%*+
Ratio of Net Investment Income to Average Net Assets (1)	6.81%*+
Portfolio Turnover Rate	356%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.48%*+
Net Investment Income to Average Net Assets	6.33%*+

^ Commencement of Operations.

† Per share amount is based on average shares outstanding.

++ Calculated based on the net asset value as of the last business day of the period.

# Not Annualized.

* Annualized

+ Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	33

2008 Annual Report

September 30, 2008

Financial Highlights

Advisory Portfolio III

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$3.40		$3.50		$3.41	$3.34	$3.29
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.17		0.18	0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)		(0.11)		(0.01) ††	0.06	0.01
Total from Investment Operations	(0.05)		0.06		0.17	0.14	0.07
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.15)		(0.08)	(0.07)	(0.02)
Net Realized Gain	(0.05)		(0.01)		—	(0.00) ‡	(0.00) ‡
Return of Capital	(0.05)		—		—	—	—
Total Distributions	(0.14)		(0.16)		(0.08)	(0.07)	(0.02)
Net Asset Value, End of Period	$3.21		$3.40		$3.50	$3.41	$3.34
Total Return++	(1.78)%		1.77%		4.93%	4.30%	2.15%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,339		$170,581		$164,510	$5,188	$101,210
Ratio of Expenses to Average Net Assets (1)	0.00%	+^^	0.11	%+	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets (1)	4.31%	+^^	4.85	%+	5.18%	2.45%	1.91%
Portfolio Turnover Rate	1%		69%		11%	7%	10%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.46%	+^^	0.49	%+	0.63%	0.57%	0.53%
Net Investment Income to Average Net Assets	3.85%	+^^	4.47	%+	4.70%	2.03%	1.53%

† Per share amount is based on average shares outstanding.

†† The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Portfolio.

‡ Amount is less than $0.005 per share.

++ Calculated based on the net asset value as of the last business day of the period.

+ Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.04% and 0.03% for the years ended September 30, 2008 and September 30, 2007, respectively.

^^ Effective January 31, 2008, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse all expenses, other than fees paid on behalf of the Portfolio to the Trustees and after giving effect to custody fee offsets. Prior to January 31, 2008, the Portfolio had a 0.15% cap as described in Note B in the Notes to the Financial Statements.

34	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Advisory Portfolio IV

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008		2007		2006	2005	2004
Net Asset Value, Beginning of Period	$12.46		$12.30		$12.00	$11.84	$11.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.35		0.55		0.49	0.29	0.22
Net Realized and Unrealized Gain on Investments	0.07		0.03		0.02	0.07	0.05
Total from Investment Operations	0.42		0.58		0.51	0.36	0.27
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.42)		(0.21)	(0.20)	(0.06)
Net Realized Gain	—		—		—	—	0.00 ‡
Total Distributions	(0.31)		(0.42)		(0.21)	(0.20)	(0.06)
Net Asset Value, End of Period	$12.57		$12.46		$12.30	$12.00	$11.84
Total Return++	3.42%		4.82%		4.30%	3.11%	2.35%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,032		$916		$1,068	$1,285	$25,671
Ratio of Expenses to Average Net Assets (1)	0.04%	+^^	0.13	%+	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets (1)	2.81%	+^^	4.46	%+	4.04%	2.41%	1.92%
Portfolio Turnover Rate	63%		12%		91%	15%	11%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	6.09	%+^^	6.16	%+	5.36%	0.81%	0.62%
Net Investment Income (Loss) to Average Net Assets	(3.24)	%+^^	(1.57)	%+	(1.17)%	1.75%	1.45%

† Per share amount is based on average shares outstanding.

‡ Amount is less than $0.005 per share.

++ Calculated based on the net asset value as of the last business day of the period.

+ Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.03% and 0.02% for the years ended September 30, 2008 and September 30, 2007, respectively.

^^ Effective January 31, 2008, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse all expenses, other than fees paid on behalf of the Portfolio to the Trustees and after giving effect to custody fee offsets. Prior to January 31, 2008, the Portfolio had a 0.15% cap as described in Note B in the Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.	35

2008 Annual Report

September 30, 2008

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of eighteen active portfolios. The accompanying financial statements and financial highlights are those of the Advisory Portfolio, Advisory Portfolio II, Advisory Portfolio III (formerly Advisory Global Fixed Income Portfolio) and Advisory Portfolio IV (formerly Advisory Global Fixed Income Portfolio II)(each referred to as a “Portfolio” or together as “Portfolios”) only. For the purposes of the 1940 Act, the Advisory Portfolio II, Advisory Portfolio III and Advisory Portfolio IV are considered non-diversified funds; the Advisory Portfolio is considered a diversified fund. Effective January 2, 2008, Institutional Class shares of the Portfolio were renamed Class I shares. Effective March 11, 2008, the Advisory Portfolio II commenced operations. The financial statements of the remaining portfolios are presented separately.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.               Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees (the “Trustees”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.               Futures: Financial futures contracts (secured by cash and securities deposited with brokers as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain (loss) in the Statements of Operations. “Due from (to) Broker” includes initial margin and variation margin, as stated in the Statements of Assets and Liabilities.

Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities.

Futures contracts involve market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

3.               Securities Sold Short: Each Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities.

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

4.               Swap Agreements: Each Portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statements of Assets and Liabilities. The following summarizes swaps entered into by the Portfolios:

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statements of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statements of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statements of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statements of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains (losses) in the Statements of Operations.

Realized gains (losses) on maturity or termination of swaps are presented in the Statements of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statements of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown in the Statements of Assets and Liabilities.

5.               Structured Investments: Each Portfolio may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

6.               Delayed Delivery Commitments: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designnated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause a Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

7.     Foreign Currency Translation and Foreign Currency Exchange Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates and, in certain situations, to gain exposure to foreign currencies. Certain Portfolios may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains (losses), which are disclosed in the Statements of Operations, include net gains (losses) on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Advisory III and Advisory IV Portfolios’ net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

8.               Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain (loss). By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Options written for the year ended September 30, 2008, were as follows:

		Total Premiums
	Total Number of	Received
Portfolio	Contracts	(000)
Advisory
Options Outstanding — October 1, 2007	—	$—
Options Written	5,718	2,859
Closing Purchase Transactions	(5,718)	(2,859)
Options Outstanding — September 30, 2008	—	$—

Advisory II
Options Outstanding — October 1, 2007	—	$—
Options Written	3,654	1,827
Closing Purchase Transactions	(3,654)	(1,827)
Options Outstanding — September 30, 2008	—	$—

9.               New Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of September 30, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

10.         Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains (losses) on the sale of investment securities are those of specific securities sold.

Discounts and premiums on securities purchased are accreted/amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets.

B. Investment Advisory Fees. Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on the annual percentage rate of 0.375% to each Portfolio’s average daily net assets for the quarter.

Effective January 31, 2008, the Adviser has voluntarily agreed to waive its advisory fee and/or reimburse all expenses for each Portfolio, other than fees paid on behalf of each Portfolio to the Trustees and after giving effect to custody fee offsets. Prior to January 31, 2008, the Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Advisory Portfolio, Advisory Portfolio III and Advisory Portfolio IV for certain expenses, after giving effect to custody fee offsets, if annual operating expenses exceed 0.08%, 0.15% and 0.15% of average net assets, respectively.

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended September 30, 2008, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Advisory Fees
Waived
and/or
Reimbursed
Portfolio	(000)
Advisory	$10,303
Advisory II	2,869
Advisory III	730
Advisory IV	64

Prior to January 31, 2008, Morgan Stanley Investment Management Limited (“MSIM Limited”) served as Sub-Adviser to Advisory Portfolio III and Advisory Portfolio IV.

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Under an Amended and Restated Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment objectives, policies and restrictions of each Portfolio, made certain day-to-day investment decisions for each Portfolio and placed certain of each Portfolio’s purchase and sales orders. The Adviser paid MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser received from these Portfolios. Effective January 31, 2008, the Amended and Restated Sub-Advisory Agreement was terminated with respect to Advisory Portfolio III and Advisory Portfolio IV.

C. Administration Fees. MS Investment Management (the “Administrator”) also provides the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio’s average daily net assets.

Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distributor. Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor for the Fund.

E. Dividend Disbursing and Transfer Agent. Effective June 9, 2008, the Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided dividend disbursing and transfer agency services for the Fund.

F. Custodian Fees. JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

G. Portfolio Investment Activity.

1.	Security Transactions: For the year ended September 30, 2008, purchases and sales of investment securities other than long-term U.S. government securities and short-term investments were:

Portfolio	Purchases (000)	Sales (000)
Advisory	$14,851,596	$17,401,856
Advisory II	5,424,214	4,627,663
Advisory III	476	44,642
Advisory IV	—	426

For the year ended September 30, 2008, purchases and sales of long-term U.S. government securities were:

Portfolio	Purchases (000)	Sales (000)
Advisory	$14,241	$—
Advisory II	16,234	—
Advisory III	—	—
Advisory IV	1,025	26

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

2.               Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and/or as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio’s transactions in the shares of the Liquidity Funds during the year ended September 30, 2008 is set forth below:

	Market Value September 30, 2007	Purchases at Cost	Sales Proceeds	Dividend Income	Market Value September 30, 2008
Portfolio	(000)	(000)	(000)	(000)	(000)
Advisory	$331,395	$2,112,954	$2,343,833	$7,569	$100,516
Advisory II	—	861,463	758,726	3,866	102,737
Advisory III	105,856	98,575	194,002	3,778	10,429
Advisory IV	408	972	1,344	13	36

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to their pro-rata share of the advisory and administration fees paid by the Liquidity Funds (“Rebate”). For the year ended September 30, 2008, advisory fees paid were reduced as follows:

Rebate
Portfolio	(000)
Advisory	$229
Advisory II	5
Advisory III	57
Advisory IV	1

H. Securities Lending. The Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2008 are as follows:

Portfolio	Value of Loaned Securities (000)	Value of Collateral (000)
Advisory	$1	$1

For the year ended September 30, 2008, the following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

Portfolio	Net Interest Earned by Portfolio (000)
Advisory	$233

I. Federal Income Taxes. It is each Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly for the Advisory Portfolio III and Advisory Portfolio IV and monthly for the Advisory Portfolio and Advisory Portfolio II. Net realized capital gains, if any, are distributed at least annually.

The Portfolios adopted the provisions of the FASB Interpretation number 48 Accounting for Uncertainty in

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

Income Taxes (the “Interpretation”), on March 31, 2008. For the year ended September 30, 2008, the Portfolios did not have any liabilities for any unrecognized tax benefits. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Portfolios for the year ended September 30, 2008.

The tax character for distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 were as follows:

	2008 Distributions Paid			2007 Distributions Paid
	From:			From:
			Long-			Long-
			term			term
	Ordinary	Return of	Capital	Ordinary	Return of	Capital
	Income	Capital	Gain	Income	Capital	Gain
Portfolio	(000)	(000)	(000)	(000)	(000)	(000)
Advisory	$140,353	$ —	$ —	$205,869	$12,396	$ —
Advisory II	34,236	—	—	—	—	—
Advisory III	4,435	2,114	—	7,688	—	—
Advisory IV	24	—	—	36	—	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains (losses) on securities, options, swaps, forwards and futures, including Post October losses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, foreign futures transactions, swap transactions, paydown adjustments, return of capital dividend distributions and in-kind resulted in the following reclassifications among the Portfolios’ components of net assets at September 30, 2008:

	Accumulated
	Undistributed
	(Distribution
	in Excess of)	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Portfolio	(000)	(000)	(000)
Advisory	$ 10,371	$ 295,707	$ (306,078)
Advisory II	9,024	1,509	(10,533)
Advisory III	(4,744)	4,744	—
Advisory IV	28	(28)	—

At September 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Tax-	Undistributed
	Ordinary	Exempt	Long-term
	Income	Income	Capital Gain
Portfolio	(000)	(000)	(000)
Advisory	$18,464	$—	$—
Advisory II	15,150	—	—
Advisory III	—	—	—
Advisory IV	24	—	—

At September 30, 2008, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Advisory	$1,040,541	$8,315	$(190,091)	$(181,776)
Advisory II	812,385	3,459	(54,390)	(50,931)
Advisory III	100,190	46	(561)	(515)
Advisory IV	1,023	1	(1)	—@

@  Amount is less than $500.

At September 30, 2008, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Portfolio	2012	2013	2014
Advisory	$152,714	$62,736	$19,857
Advisory II	—	—	—
Advisory III	—	—	—
Advisory IV	—	—	—

Portfolio	2015	2016	Total
Advisory	$61,283	$64,638	$361,228
Advisory II	—	—	—
Advisory III	—	—	—
Advisory IV	—@	—	—@

@  Amount is less than $500.

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforwards period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended September 30, 2008, the Portfolio deferred to October 1, 2008 for U.S. Federal income tax purposes, post-October capital and currency losses as indicated:

	Post-October
Portfolio	Capital Losses (000)	Currency Losses (000)

Advisory	$ 311,831	$ 827
Advisory II	81,243	—
Advisory III	6,513	3,391
Advisory IV	—@	—

@  Amount is less than $500.

For the year ended September 30, 2008, the Advisory Portfolio and Advisory Portfolio II realized losses from in-kind redemptions of approximately $294,336,000 and $1,594,000, respectively. The losses are not taxable income to the Advisory Portfolio and Advisory Portfolio II.

J. Contractual Obligations. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Other (unaudited). At September 30, 2008, the Advisory Portfolio, Advisory Portfolio II, Advisory Portfolio III and Advisory Portfolio IV each had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Portfolios. The aggregate percentage of such owners was 62.6%, 77.1%, 31.8% and 87.0%, respectively.

L. Subsequent Event. As of November 19, 2008, there were no shareholders in the Advisory Portfolio III and Advisory Portfolio IV and on that date the Board of Trustees approved the termination of both Portfolios.

Subsequent to September 30, 2008, conditions in the worldwide debt and equity markets have deteriorated significantly. These conditions have had a negative effect on the market value of the Portfolios’ investments since September 30, 2008.

2008 Annual Report

September 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Advisory Portfolio, Advisory Portfolio II, Advisory Portfolio III (formerly, Advisory Global Fixed Income Portfolio), and Advisory Portfolio IV (formerly, Advisory Global Fixed Income II Portfolio (the “Funds”) (four of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Advisory Portfolio, Advisory Portfolio III and Advisory Portfolio IV. We have also audited the related statements of operations and changes in net assets and the financial highlights for Advisory Portfolio II for the period from March 11, 2008 (commencement of operations) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned four Funds of Morgan Stanley Institutional Fund Trust at September 30, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 21, 2008

2008 Annual Report

September 30, 2008

Federal Income Tax Information: (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2008.

For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.):

Portfolio	Div. Received Deduction %	Qualifying U.S. Govt. Income %
Advisory	—%	10.8%
Advisory II	—	0.7
Advisory III	—	—
Advisory IV	—	35.0

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2008 Annual Report

September 30, 2008

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

Morgan Stanley Institutional Fund Trust (collectively, the “Fund”) is required by federal law to provide you with a copy of their Privacy Policy (“the Policy”) annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management’s U.S. investment advisers and to current and former individual investors in the Fund. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“other Morgan Stanley companies”), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•         We collect information such as your name, address, e-mail address, phone number and account title.

•         We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•         We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•         We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to nonaffiliated third parties.

a. Information we disclose to other Morgan Stanley companies

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

2008 Annual Report

September 30, 2008

U.S. Privacy Policy (cont’d)

b. Information we discloses to third parties:

We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor’s affiliation with Morgan Stanley ends and he/she joins a nonaffiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?

You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•             Calling us at (800) 548-7786

Monday–Friday between 8 a.m. and 5 p.m. (ET)

•             Writing to us at the following address:

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company, Inc.
PO Box 219804
Kansas City, MO 64121-9804

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

2008 Annual Report

September 30, 2008

U.S. Privacy Policy (cont’d)

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company, Inc.
PO Box 219804
Kansas City, MO 64121-9804

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

© 2008 Morgan Stanley Institutional Fund Trust

2008 Annual Report

September 30, 2008

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Trustees
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non- profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2008 Annual Report

September 30, 2008

Trustee and Officer Information (cont’d)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustees
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple- Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustees began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**

The Fund Complex includes all funds advised by Morgan Stanley Investments LP (“MSI”) that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-548-7786. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”. To aid you in obtaining this information on-line., the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2008 Annual Report

September 30, 2008

Trustee and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Chief Operating Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*                            This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

2008 Annual Report

September 30, 2008

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Distributor
Morgan Stanley Distribution, Inc.
One Tower Bridge Road
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent
Morgan Stanley Services Company, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019-6131

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC’s website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com or call 1 (800) 548-7786

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
Investment Adviser: (610) 940-5000 • MSIF Trust (800) 548-7786

© 2008 Morgan Stanley

IFTAPANN IU08-05675P-N09/08

Morgan Stanley Investment Management

Morgan Stanley Institutional Fund Trust

Balanced Portfolio
Balanced

Equity Portfolios
Mid Cap Growth	U.S. Small Cap Value
U.S. Mid Cap Value	Value

Fixed Income Portfolios
Core Fixed Income	Investment Grade Fixed Income
Core Plus Fixed Income	Limited Duration
High Yield	Long Duration Fixed Income
Intermediate Duration	Municipal
International Fixed Income

September 30, 2008

Annual Report

2008 Annual Report

September 30, 2008

Table of Contents

Shareholder’s Letter	3
Expense Examples	4
Investment Advisory Agreement Approval	6
Investment Overviews & Portfolios of Investments Balanced Portfolio:
Balanced	10
Equity Portfolios:
Mid Cap Growth	19
U.S. Mid Cap Value	22
U.S. Small Cap Value	25
Value	29
Fixed Income Portfolios:
Core Fixed Income	33
Core Plus Fixed Income	44
High Yield	57
Intermediate Duration	65
International Fixed Income	76
Investment Grade Fixed Income	82
Limited Duration	93
Long Duration Fixed Income	102
Municipal	110
Statements of Assets and Liabilities	124
Statements of Operations	132
Statements of Changes in Net Assets	135
Financial Highlights	145
Notes to Financial Statements	167
Report of Independent Registered Public Accounting Firm	177
Federal Income Tax Information	178
U.S. Privacy Policy	179
Trustee and Officer Information	182

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com/msim.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio’s shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

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2

2008 Annual Report

September 30, 2008

Shareholder’s Letter

Dear Shareholders:

We are pleased to present to you the Morgan Stanley Institutional Fund Trust’s (the “Fund”) Annual Report for the year ended September 30, 2008. Our Fund currently consists of 18 portfolios. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund, Inc., provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization) and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Sincerely,

Randy Takian

President and Principal Executive Officer

October 2008

3

2008 Annual Report

September 30, 2008

Expense Examples (unaudited)

Expense Examples

As a shareholder of a Portfolio, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments, if applicable, and redemption fees; and (2) ongoing costs, including management fees, distribution and shareholder servicing fees (in the case of Investment Class, Class P, Class H and Class L); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2008 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Class L shares of International Fixed Income, Investment Grade Fixed Income and Municipal Portfolios commenced operations on June 16, 2008, however, expenses did not begin accruing until June 17, 2008; therefore, “Actual Expenses Paid During Period” reflect activity from June 17, 2008 through September 30, 2008.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that while the Class L shares of International Fixed Income, Investment Grade Fixed Income and Municipal Portfolios commenced operations on June 16, 2008, the “Hypothetical Expenses Paid During the Period” reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that the annualized expense ratio for the Class L shares was in effect during the period from April 1, 2008 through September 30, 2008.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges load, if applicable, and redemption fees. Therefore, the hypothetical account values and hypothetical expenses are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

2008 Annual Report

September 30, 2008

Expense Examples (cont’d)

				Actual			Net
		Actual Ending		Expenses			Expense
	Beginning	Account	Hypothetical	Paid		Hypothetical	Ratio
	Account	Value	Ending Account	During		Expenses Paid	During
	Value 4/1/08	9/30/08	Value	Period*		During Period*	Period
Balanced Class I	$1,000.00	$876.20	$1,022.10	$2.72		$2.93	0.58%
Balanced Investment Class	1,000.00	875.40	1,020.70	4.03		4.34	0.86
Balanced Class P	1,000.00	874.90	1,020.15	4.55		4.90	0.97
Mid Cap Growth Class I	1,000.00	819.90	1,021.85	2.87		3.18	0.63
Mid Cap Growth Class P	1,000.00	818.70	1,020.60	4.00		4.45	0.88
U.S. Mid Cap Value Class I	1,000.00	914.60	1,020.50	4.31		4.55	0.90
U.S. Mid Cap Value Investment Class	1,000.00	914.10	1,019.85	4.93		5.20	1.03
U.S. Mid Cap Value Class P	1,000.00	913.50	1,019.25	5.50		5.81	1.15
U.S. Small Cap Value Class I	1,000.00	967.60	1,021.05	3.89		3.99	0.79
U.S. Small Cap Value Class P	1,000.00	966.00	1,019.80	5.11		5.25	1.04
Value Class I	1,000.00	915.90	1,021.65	3.21		3.39	0.67
Value Class P	1,000.00	915.80	1,020.45	4.36		4.60	0.91
Core Fixed Income Class I	1,000.00	917.50	1,022.55	2.35		2.48	0.49
Core Fixed Income Class P	1,000.00	915.90	1,021.30	3.54		3.74	0.74
Core Plus Fixed Income Class I	1,000.00	899.40	1,022.75	2.14		2.28	0.45
Core Plus Fixed Income Investment Class	1,000.00	899.60	1,022.00	2.85		3.03	0.60
Core Plus Fixed Income Class P	1,000.00	899.00	1,021.50	3.32		3.54	0.70
High Yield Class I	1,000.00	897.20	1,021.65	3.18		3.39	0.67
High Yield Class P	1,000.00	896.30	1,020.45	4.31		4.60	0.91
Intermediate Duration Class I	1,000.00	930.90	1,022.30	2.61		2.73	0.54
Intermediate Duration Investment Class	1,000.00	929.90	1,021.55	3.33		3.49	0.69
International Fixed Income Class I	1,000.00	907.30	1,022.05	2.81		2.98	0.59
International Fixed Income Class P	1,000.00	907.90	1,020.80	4.01		4.24	0.84
International Fixed Income Class H	1,000.00	895.00	1,007.75	16.34		17.32	3.45
International Fixed Income Class L	1,000.00	970.70	1,019.20	3.31	**	5.86	1.16
Investment Grade Fixed Income Class I	1,000.00	928.10	1,022.35	2.55		2.68	0.53
Investment Grade Fixed Income Class P	1,000.00	926.30	1,021.60	3.27		3.44	0.68
Investment Grade Fixed Income Class H	1,000.00	912.10	1,004.50	19.60		20.55	4.10
Investment Grade Fixed Income Class L	1,000.00	952.70	1,019.75	3.00	**	5.35	1.05
Limited Duration Class I	1,000.00	893.20	1,022.85	2.04		2.17	0.43
Limited Duration Class P	1,000.00	892.10	1,021.60	3.22		3.44	0.68
Long Duration Fixed Income Class I	1,000.00	946.10	1,022.55	2.38		2.48	0.49
Long Duration Fixed Income Class P	1,000.00	944.90	1,021.30	3.60		3.74	0.74
Municipal Class I	1,000.00	948.30	1,022.55	2.39		2.48	0.49
Municipal Class P	1,000.00	947.20	1,021.30	3.60		3.74	0.74
Municipal Class H	1,000.00	947.00	1,021.00	3.89		4.04	0.80
Municipal Class L	1,000.00	947.40	1,019.95	2.82	**	5.05	1.00

*          Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 183/366 (to reflect the most recent one-half year period).

**   Expenses are calculated using Class L’s annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 106/366 (to reflect actual days in the period).

5

2008 Annual Report

September 30, 2008

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and fixed income and equity securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein) to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The Adviser, Sub-Adviser and administrator together are referred to as the “Adviser” and the advisory, sub-advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of each Portfolio. The Board also concluded that the overall quality of the advisory and administrative services provided was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Portfolios, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed each Portfolio’s performance for the one-, three- and five-year periods ended December 31, 2007 (except with respect to the Equities Plus and Long Duration Fixed Income Portfolios whereby the Board reviewed the Equities Plus Portfolio’s performance for the one-year period ended December 31, 2007 and the period April 30, 2006 to December 31, 2007; and the Long Duration Fixed Income Portfolio’s performance for the one-year period ended December 31, 2007 and the period July 31, 2006 to December 31, 2007), as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”) for each Portfolio. The Board also discussed with the Adviser the performance goals and the actual results achieved in managing each Portfolio. When a fund/portfolio underperforms its performance peer group, the Board discusses with the Adviser the causes of the underperformance and, where necessary, specific changes to the fund’s/portfolio’s investment strategy and/or investment personnel.

With respect to the U.S. Mid Cap Value, High Yield, Balanced, U.S. Small Cap Value, Mid Cap Growth, Core Fixed Income, Core Plus Fixed Income, Intermediate Duration, Investment Grade Fixed Income, International Fixed Income, Long Duration Fixed Income and Municipal Portfolios, the Board concluded that each Portfolio’s performance was competitive with that of its performance peer group.

With respect to the Limited Duration Portfolio, the Board noted that a change in the portfolio management team was implemented effective May 1, 2008. The Board concluded that it would continue to monitor performance.

With respect to the Value Portfolio, the Board concluded that the Portfolio’s performance was acceptable.

With respect to the Equities Plus Portfolio, the Board supported Management’s recommendation to liquidate the Portfolio.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the “management fee”) rate paid by each Portfolio under the Management Agreement.

With respect to the Core Fixed Income and Investment Grade Fixed Income Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios.

6

2008 Annual Report

September 30, 2008

Investment Advisory Agreement Approval (cont’d)

With respect to the U.S. Small Cap Value, U.S. Mid Cap Value, High Yield, Core Plus Fixed Income and Limited Duration Portfolios, the Board noted that the management fee rates were comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Portfolios taking into account the scope of the services provided.

With respect to the Balanced, Equities Plus, Intermediate Duration, Long Duration Fixed Income, Municipal and International Fixed Income Portfolios, the Board noted that the Adviser did not manage any other proprietary funds with investment strategies comparable to those of the Portfolios.

With respect to the Value and Mid Cap Growth Portfolios, the Board noted that the management fee rates were higher than certain management fee rates charged by the Adviser to other proprietary funds that it manages with investment strategies comparable to those of the Portfolios. The Board also noted that each Portfolio’s management fee rate and total expense ratio were lower than the average management fee rate and total expense ratio for funds, selected by Lipper for each Portfolio (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Portfolios, as shown in the Portfolios’ Lipper Reports.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of each Portfolio as compared to the expense peer group. The Board concluded that each Portfolio’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of each Portfolio’s management fee schedule under the Management Agreement.

With respect to the U.S. Mid Cap Value, Value, U.S. Small Cap Value, Core Plus Fixed Income and High Yield Portfolios, the Board noted that each Portfolio’s management fee schedule includes one or more breakpoints. The Board also reviewed the level of each Portfolio’s management fee and noted that each fee, as a percentage of the Portfolio’s net assets, would decrease as net assets increase because each management fee includes one or more breakpoints. The Board concluded that each Portfolio’s management fee would reflect economies of scale as assets increase.

With respect to the Equities Plus, Intermediate Duration, Long Duration Fixed Income and International Fixed Income Portfolios, the Board noted that the Portfolios’ management fee schedules do not include any breakpoints. The Board considered that the Portfolios’ assets under management were relatively small. The Board concluded that economies of scale for the Portfolios were not a factor that needed to be considered at the present time.

With respect to the Core Fixed Income, Balanced, Mid Cap Growth, Investment Grade Fixed Income and Municipal Portfolios, the Board noted that the Portfolios’ management fee schedules do not include any breakpoints. The Board also reviewed the level of each Portfolio’s management fee and concluded that the fee, compared to the Portfolio’s expense peer group, was sufficiently low, so that, in effect, economies of scale were built into each management fee structure.

With respect to the Limited Duration Portfolio, the Board noted that the Portfolio’s management fee schedule does not include any breakpoints. The Board noted that the Portfolio’s management fee schedule and total expense ratio were competitive with those of its expense peer group and concluded that economies of scale for the Portfolio were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with each Portfolio and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Portfolios.

7

2008 Annual Report

September 30, 2008

Investment Advisory Agreement Approval (cont’d)

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and affiliates from their relationship with each Portfolio and the Morgan Stanley Fund Complex. The Board considered the “float” benefits derived from handling of checks for purchases and sales of Portfolio shares, through a broker-dealer affiliate of the Adviser. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser’s affiliates have ownership interests and/or board seats. The Board also considered that a broker-dealer affiliate of the Adviser receives from each Portfolio 12b-1 fees for distribution and shareholder services. The Board concluded that the fall-out benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

With respect to the U.S. Mid Cap Value, Balanced, Value, U.S. Small Cap Value, Mid Cap Growth and Equities Plus Portfolios, the Board considered “soft dollar” benefits (discussed in the next section).

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements. Under such arrangements, brokerage commissions paid by the Portfolios and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Portfolios.

With respect to the U.S. Mid Cap Value, Balanced, Value, U.S. Small Cap Value, Mid Cap Growth and Equities Plus Portfolios, the Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Portfolios and other funds in the Morgan Stanley Fund Complex.

With respect to the Intermediate Duration, Investment Grade Fixed Income, Limited Duration, Long Duration Fixed Income, Municipal, Core Plus Fixed Income, Core Fixed Income, High Yield and International Fixed Income Portfolios, the Board noted that the Portfolios invest only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Portfolios’ Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Portfolios and the Adviser

The Board also reviewed and considered the historical relationship between each Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios’ operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for each Portfolio to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of each Portfolio’s business.

8

2008 Annual Report

September 30, 2008

Investment Advisory Agreement Approval (cont’d)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. With regard to the Equities Plus Portfolio, the Board supported Management’s recommendation to liquidate the Portfolio.

9

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Balanced Portfolio

The Balanced Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests in a mix of equity and fixed income securities. The Portfolio normally invests 45 to 75% of its assets in equity securities and 25 to 55% of its assets in fixed income securities. The Portfolio may invest up to 30% of its assets in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other then U.S. dollars. The Portfolio’s equity securities generally will be common stocks of large corporations with market capitalizations generally greater than $1 billion. The Portfolio’s fixed income investments generally will include mortgage securities and high yield securities (commonly referred to as “junk bonds”). The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest up to 10% of its assets in real estate investment trusts (“REITs”). The Portfolio may invest in asset-backed securities and may use futures, options, forwards, “CMOs”, swaps, options on swaps and other derivatives. The Portfolio may invest up to 20% of its assets in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade at the time of purchase.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -17.02%, net of fees. The Portfolio’s Class I outperformed against the S&P 500® Index which returned -21.98% and underperformed against the Lehman Brothers U.S. Aggregate Index which returned 3.65% and the 60/40 Blended Index, a blend of 60% S&P 500® Index and 40% Lehman Brothers U.S. Aggregate Index which returned -12.32%.

Factors Affecting Performance

•                  The period under review almost directly coincides with the October 9, 2008 market peak and a recent market trough. In the past 12 months, equities struggled amidst rising inflation concerns early in the period and continued credit and housing market problems. Woes in the subprime mortgage market led to the collapse of Bear Stearns in March, marking the first of many major financial institution failures and unprecedented government interventions. Adding to the turmoil were oil prices, which hit a historical high of $146 in July and fueled concerns about rising inflation for the first half of the year. These inflation concerns diminished in August, but signs of rapidly slowing growth in the global economy were evident. In September, worries about the financial markets deepened with the government rescues of mortgage giants Freddie Mac and Fannie Mae and insurer AIG. Turmoil erupted with the bankruptcy of Lehman Brothers, sending credit spreads to historical highs and investors fleeing from equities into government bonds and cash.

•                  The Portfolio’s asset allocation, consisting of an overweight to equities and an underweight to fixed income, detracted from relative results. An overweight to cash partially offset these losses. Over the past year, global equities suffered under lingering woes from the housing and credit crisis. At the same time, international government bond prices declined due to rising inflation through June 2008, but that trend reversed when the financial crisis intensified in the third quarter of 2008 and allowed bonds to gain from their relative safe-haven status.

•                  Within equities, the Portfolio’s exposure to Hong Kong and Singapore was unfavorable to returns. Both countries traded lower on poor momentum from China as well as concerns of declining export growth from slowing external demand. In addition, the overweight to emerging markets detracted from results as rising risk aversion and extraordinary volatility in financials markets caused investors to flee from these regions. An underweight in the U.S. was beneficial, as U.S. equities were under pressure from the credit crisis.

•                  The opportunistic investment in gold through April was favorable. Gold appreciated on the back of the U.S. dollar weakness, inflation worries, and supply concerns.

•                  Within U.S. equities, sector and stock selection was favorable to returns. The Portfolio’s underweight in financials, energy, telecommunication services, and automobiles and components contributed to results, as these sectors underperformed the overall market. Financial stocks continued to decline as a result of exposure to subprime mortgage assets and high risk aversion to counterparty risk. Energy stocks followed the trajectory of oil prices and fell when the commodity price dropped. Consumer cyclicals (such as automobiles) were pressured by lowered consumer spending as a result of wealth destruction. However, the overweight to health care detracted from results on worries about drug patent expirations in the near future.

10

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Balanced Portfolio

•                  Within fixed income, an overweight in the U.K detracted from returns while an overweight to Australia and Eurobonds contributed positively to relative performance. Global government bond returns were mixed throughout the year on rising inflation concerns and risk aversion as a result of financial turmoil from the credit crisis. The allocation to U.S. core fixed income, with its exposure to non-agency mortgages, was detrimental to performance.

Management Strategies

•                  In the third quarter, we increased the Portfolio’s exposure to global government bonds, while decreasing its exposure to emerging markets as a result of high market volatility. Overall, the Portfolio remains neutral equities, underweight bonds, and overweight cash relative to the Index.

•                  Within equities, we are becoming more positive on the U.S. since global growth is drastically slowing, as seen by weak gross domestic product (GDP) numbers in various developed markets. The OECD (Organization of Economic Cooperation and Development) recently revised its global growth estimates and predicted the U.S. will grow at the fastest pace of all G7 nations (Group of Seven industrialized nations) this year. In recent weeks, U.S. government agencies have taken significant actions to help reduce downward risks on the economy. While headwinds to the financial markets are still present, we believe these actions, along with the relative positioning of the U.S. to the rest of the world in the economic cycle, make the U.S. a more attractive market. In addition, the Portfolio maintains an overweight to emerging markets, as we believe these markets are still exhibiting few signs of excesses in their economies and financial markets.

•                  Within U.S. equities, the Portfolio is overweight defensive growth sectors such as health care and consumer staples, and underweight banks and energy.

•                  Within fixed income, we remain underweight the U.S. and overweight Australia and Eurobonds. U.S. bonds appear expensive in terms of valuations as investors are fleeing to safe haven assets in the U.S. Therefore, we believe non-U.S. bonds such as Australia and Eurobonds are more attractive in terms of real yields and other dynamics such as changes in yield curve and volatility.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

*            Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the S&P 500® Index(1), Lehman Brothers U.S. Aggregate Index(2), 60/40 Blended Index(3) and the Lipper Mixed-Asset Target Allocation Growth Funds Index(4)

	Total Returns(5)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(9)
Portfolio – Class I (6)	(17.02)%	5.54%	4.49%	7.31%
S&P 500® Index	(21.98)	5.17	3.06	8.49
Lehman Brothers U.S. Aggregate Index	3.65	3.78	5.20	6.20
60/40 Blended Index	(12.32)	4.77	4.33	7.90
Lipper Mixed-Asset Target Allocation Growth Funds Index	(17.03)	5.25	4.66	7.59

Portfolio – Investment Class (7)	(17.17)	5.39	4.30	5.50
S&P 500® Index	(21.98)	5.17	3.06	5.64
Lehman Brothers U.S. Aggregate Index	3.65	3.78	5.20	6.10
60/40 Blended Index	(12.32)	4.77	4.33	6.26
Lipper Mixed-Asset Target Allocation Growth Funds Index	(17.03)	5.25	4.66	5.91

Portfolio – Class P (8)	(17.26)	5.28	4.23	5.63
S&P 500® Index	(21.98)	5.17	3.06	6.08
Lehman Brothers U.S. Aggregate Index	3.65	3.78	5.20	5.94
60/40 Blended Index	(12.32)	4.77	4.33	6.44
Lipper Mixed-Asset Target Allocation Growth Funds Index	(17.03)	5.25	4.66	6.09

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and

11

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Balanced Portfolio

distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The 60/40 Blended Index is comprised of 60% S&P 500® Index and 40% Lehman Brothers U.S. Aggregate Index.
(4)

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mixed-Asset Target Allocation Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mixed-Asset Target Allocation Growth Funds classification.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(6)	Commenced operations on December 31, 1992.
(7)	Commenced operations on April 3, 1997.
(8)	Commenced operations on November 1, 1996.
(9)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Classification	Total Investments
Common Stocks	48.2%
Investment Companies	6.5
Other*	2.7
Short-Term Investments	42.6
Total Investments	100.0%

*

Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

12

2008 Annual Report

September 30, 2008

Portfolio of Investments

Balanced Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (2.6%)
Agency Adjustable Rate Mortgages (1.3%)
Federal National Mortgage Association, Conventional Pools:
5.28%, 5/1/36	$421	$428
5.34%, 7/1/36	320	326
5.36%, 8/1/36	232	237
		991
Collateralized Mortgage Obligations — Agency Collateral Series (0.3%)
Federal Home Loan Mortgage Corp.,
Inv Fl IO REMIC
6.06%, 10/15/29	11	—	@
IO REMIC
5.00%, 6/15/17	39	3
Federal National Mortgage Association,
Inv Fl REMIC
3.27%, 12/25/36	213	206
IO
8.00%, 4/1/24	15	4
IO PAC REMIC
8.00%, 8/18/27	15	3
IO REMIC
1.42%, 3/25/36	319	5
6.00%, 8/25/32	24	1
Government National Mortgage Association,
Inv Fl IO
5.51%, 4/16/29	165	13
6.11%, 8/16/29	89	8
		243
Collateralized Mortgage Obligations — Non Agency Collateral Series (0.3%)
Bear Stearns Structured Products, Inc.,
IO
0.01%, 1/27/37(e)(l)	3,534	—	@
0.02%, 6/26/36(e)(d)(l)	5,344	1
0.16%, 1/27/37(d)(e)(l)	7,057	1
0.18%, 1/27/37(d)(e)(l)	4,888	—	@
1.22%, 5/25/37(e)(d)(l)	6,063	1
Countrywide Alternative Loan Trust,
IO
0.18%, 5/25/47(e)(d)(l)	1,848	—	@
0.41%, 2/25/47(d)(l)	3,617	—	@
2.18%, 3/20/46	1,498	46
2.40%, 12/20/46	1,583	48
2.51%, 12/20/35(e)(h)	1,609	41
2.56%, 2/25/37	512	13
Countrywide Home Loan Mortgage Pass Through Trust,
IO
0.84%, 2/25/35	1,142	14
Greenpoint Mortgage Funding Trust,
IO
1.30%, 8/25/45	762	17
Harborview Mortgage Loan Trust,
IO
2.93%, 3/19/37(h)	1,468	34
PO
3/19/37	3	—	@
Harborview NIM Corp.,
IO
1.52%, 12/15/36(d)(l)	184	—	@
Indymac Index Mortgage Loan Trust,
IO
2.34%, 7/25/35(h)	917	12
Residential Accredit Loans, Inc.,
IO
0.68%, 3/25/47(d)(h)(l)	2,149	—	@
0.76%, 5/25/47(d)(h)(l)	4,253	1
		229
Mortgages — Other (0.7%)
American Home Mortgage Assets,
3.40%, 6/25/47(d)(h)	91	49
3.51%, 6/25/47(d)(h)	204	30
Banc of America Funding Corp.,
3.54%, 9/20/35(d)(h)	112	45
Countrywide Alternative Loan Trust,
3.37%, 2/25/47(h)	109	67
3.40%, 11/25/46(d)(h)	93	54
3.52%, 7/25/46(d)(h)	123	27
3.71%, 6/25/47(h)	230	45
Countrywide Home Loan Mortgage Pass Through Trust,
3.51%, 3/25/35(h)	29	17
Deutsche ALT-A Securities NIM Trust,
6.75%, 2/25/47(e)	20	18
Harborview Mortgage Loan Trust,
3.23%, 1/25/47(d)(h)	65	23
3.32%, 7/19/45(d)(h)	76	31
Luminent Mortgage Trust,
3.46%, 5/25/36(d)(h)	51	18
Ryland Acceptance Corp. IV,
6.65%, 7/1/11	1	1
Structured Asset Mortgage Investments, Inc.,
3.40%, 2/25/36(d)(h)	83	44
Washington Mutual Mortgage Pass Through Certificates,
3.46%, 1/25/47(d)(h)	190	36
3.48%, 4/25/45(d)(h)	121	48
3.50%, 8/25/45(h)	4	4
		557
Total Fixed Income Securities (Cost $4,916)		2,020

The accompanying notes are an integral part of the financial statements.	13

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Balanced Portfolio

		Value
	Shares	(000)
Common Stocks (47.3%)
Aerospace & Defense (0.9%)
Boeing Co.	1,850	$106
General Dynamics Corp.	900	66
Honeywell International, Inc.	1,900	79
L-3 Communications Holdings, Inc.	400	39
Lockheed Martin Corp.	750	82
Northrop Grumman Corp.	800	48
Precision Castparts Corp.	400	32
Raytheon Co.	950	51
Rockwell Collins, Inc.	600	29
United Technologies Corp.	2,400	145
		677
Air Transport (0.3%)
Expeditors International Washington, Inc.	6,391	223
Auto Components (0.0%)
Johnson Controls, Inc.	100	3
Automobiles (0.0%)
Ford Motor Co.(a)	900	5
General Motors Corp.	200	2
		7
Beverages (1.5%)
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	4,539	47
Anheuser-Busch Cos., Inc.	3,338	217
Coca-Cola Co. (The)	8,780	464
PepsiCo., Inc.	5,825	415
		1,143
Biotechnology (1.3%)
Amgen, Inc.(a)	4,100	243
Biogen Idec, Inc.(a)	1,200	60
Celgene Corp.(a)	1,600	101
Genzyme Corp.(a)	1,100	89
Gilead Sciences, Inc.(a)	3,400	155
Illumina, Inc.(a)	8,794	356
		1,004
Capital Markets (0.5%)
Bank of New York Mellon Corp. (The)	1,060	35
Charles Schwab Corp. (The)	2,151	56
Franklin Resources, Inc.	1,080	95
Goldman Sachs Group, Inc. (The)	870	111
Merrill Lynch & Co., Inc.	1,570	40
Northern Trust Corp.	170	12
State Street Corp.	480	27
		376
Casinos & Gambling (0.8%)
Wynn Resorts Ltd.	8,046	656
Chemicals (1.8%)
Monsanto Co.	13,721	1,359
Commercial Banks (0.9%)
Akbank T.A.S.	16,754	86
Ameriprise Financial, Inc.	360	14
Asya Katilim Bankasi A.S.(a)	11,911	19
Fifth Third Bancorp.	4,800	57
KeyCorp.	4,800	57
National City Corp.	10,800	19
Regions Financial Corp.	7,200	69
SunTrust Banks, Inc.	2,400	108
Turkiye Garanti Bankasi A.S.(a)	37,749	90
Turkiye Halk Bankasi A.S.	6,700	30
Turkiye Is Bankasi A.S., Class C	18,753	78
Turkiye Vakiflar Bankasi T.A.O., Class D	16,296	27
Wells Fargo & Co.	1,200	45
Yapi ve Kredi Bankasi A.S.(a)	16,371	35
		734
Commercial Services & Supplies (0.1%)
Monster Worldwide, Inc.(a)	6,005	90
Communications Equipment (0.9%)
Cisco Systems, Inc.(a)	10,100	228
Corning, Inc.	2,700	42
Juniper Networks, Inc.(a)	1,100	23
Motorola, Inc.	3,700	26
Research In Motion Ltd.(a)	5,453	372
		691
Communications Technology (0.6%)
QUALCOMM, Inc.	10,025	432
Computers & Peripherals (0.9%)
Dell, Inc.(a)	4,100	68
EMC Corp.(a)	3,700	44
Hewlett-Packard Co.	4,300	199
International Business Machines Corp.	2,400	281
Sun Microsystems, Inc.(a)	1,800	14
		606
Computer Services Software & Systems (1.9%)
Baidu.com ADR(a)	1,055	262
Google, Inc., Class A(a)	2,259	905
Tencent Holdings Ltd.	36,000	259
		1,426
Computer Technology (0.9%)
Apple, Inc.(a)	6,386	725
Construction & Engineering (0.1%)
Fluor Corp.	400	22
Tekfen Holding A.S.	3,100	17
		39
Construction Materials (0.7%)
Cemex S.A.B. de C.V. ADR(a)	15,566	268
Martin Marietta Materials, Inc.	2,665	298
		566
Consumer Finance (0.6%)
American Express Co.	12,589	446
Capital One Financial Corp.	373	19
SLM Corp.(a)	300	4
		469
Distributors (0.3%)
Li & Fung Ltd.	96,000	234

14	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Balanced Portfolio

		Value
	Shares	(000)
Diversified Financial Services (2.7%)
Bank of America Corp.	5,571	$195
Brookfield Asset Management, Inc., Class A	29,372	806
Citigroup, Inc.	6,645	136
CME Group, Inc.	1,074	399
Haci Omer Sabanci Holding A.S.	9,500	36
JPMorgan Chase & Co.	4,268	199
Moody’s Corp.	540	18
Redecard S.A.	25,911	323
		2,112
Diversified Telecommunication Services (0.6%)
AT&T, Inc.	11,020	307
Sprint Nextel Corp.	5,000	31
Turk Telekomunikasyon A.S.(a)	11,000	33
Verizon Communications, Inc.	4,600	148
		519
Electric Utilities (0.8%)
American Electric Power Co., Inc.	1,400	52
Consolidated Edison, Inc.	900	39
Edison International	1,200	48
Entergy Corp.	700	62
Exelon Corp.	1,900	118
FirstEnergy Corp.	1,200	80
FPL Group, Inc.	1,300	65
PPL Corp.	1,500	56
Progress Energy, Inc.	800	35
Southern Co. (The)	1,900	72
		627
Electrical Equipment (0.1%)
Emerson Electric Co.	2,100	86
Electronic Equipment & Instruments (0.0%)
Agilent Technologies, Inc.(a)	700	21
Tyco Electronics Ltd.	1,000	28
		49
Electronics: Semi-Conductors/Components (0.2%)
First Solar, Inc.(a)	772	146
Energy Equipment & Services (0.7%)
Baker Hughes, Inc.	700	42
Halliburton Co.	2,300	74
National Oilwell Varco, Inc.(a)	800	40
Noble Corp.	800	35
Schlumberger Ltd.	2,900	227
Smith International, Inc.	600	35
Transocean, Inc.(a)	700	77
Weatherford International Ltd.(a)	1,700	43
		573
Energy — Miscellaneous (0.2%)
Questar Corp.	1,455	60
Range Resources Corp.	1,556	67
		127
Finance Companies (0.3%)
BMG&F BOVESPA S.A.	56,999	251
Food & Staples Retailing (1.4%)
BIM Birlesik Magazalar A.S.	895	28
Costco Wholesale Corp.	1,700	110
CVS Caremark Corp.	5,600	188
Kroger Co. (The)	2,600	71
Migros Turk T.A.S.	1,886	33
Safeway, Inc.	1,400	33
SYSCO Corp.	3,100	96
Walgreen Co.	3,700	115
Wal-Mart Stores, Inc.	8,500	509
		1,183
Food Products (1.0%)
Archer-Daniels-Midland Co.	3,402	75
ConAgra Foods, Inc.	2,311	45
General Mills, Inc.	1,867	128
Heinz (H.J.) Co.	1,459	73
Kellogg Co.	1,193	67
Kraft Foods, Inc.	7,448	243
Sara Lee Corp.	1,878	24
W.M. Wrigley Jr. Co.	1,071	85
		740
Gas Utilities (0.1%)
Sempra Energy	1,000	50
Health Care Equipment & Supplies (1.4%)
Baxter International, Inc.	2,000	131
Becton Dickinson & Co.	800	64
Boston Scientific Corp.(a)	4,700	58
C.R. Bard, Inc.	600	57
Covidien Ltd.	1,600	86
Gen-Probe, Inc.(a)	2,219	118
Intuitive Surgical, Inc.(a)	938	227
Medtronic, Inc.	3,400	170
St. Jude Medical, Inc.(a)	1,200	52
Stryker Corp.	1,000	62
Zimmer Holdings, Inc.(a)	900	58
		1,083
Health Care Providers & Services (0.7%)
Aetna, Inc.	1,500	54
Cardinal Health, Inc.	1,400	69
Cigna Corp.	1,200	41
Express Scripts, Inc.(a)	1,000	74
Humana, Inc.(a)	600	25
McKesson Corp.	1,000	54
Medco Health Solutions, Inc.(a)	1,700	77
UnitedHealth Group, Inc.	4,300	108
WellPoint, Inc.(a)	1,400	65
		567
Hotels Restaurants & Leisure (0.5%)
Carnival Corp.	100	4
Marriott International, Inc., Class A	100	3

The accompanying notes are an integral part of the financial statements.	15

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Balanced Portfolio

		Value
	Shares	(000)
Hotels Restaurants & Leisure (cont’d)
McDonald’s Corp.	300	$18
Starbucks Corp.(a)	23,991	356
Yum! Brands, Inc.	200	7
		388
Household Durables (0.1%)
Fortune Brands, Inc.	700	40
Household Products (1.4%)
Colgate-Palmolive Co.	1,892	143
Kimberly-Clark Corp.	1,900	123
Procter & Gamble Co.	11,680	814
		1,080
Independent Power Producers & Energy Traders (0.1%)
AES Corp. (The)(a)	2,400	28
Constellation Energy Group, Inc.	600	15
		43
Industrial Conglomerates (1.0%)
3M Co.	1,700	116
Enka Insaat ve Sanayi A.S.	4,747	32
General Electric Co.	23,600	601
KOC Holding A.S.(a)	7,781	24
Textron, Inc.	600	18
Tyco International Ltd.	1,425	50
		841
Information Technology Services (0.7%)
Mastercard, Inc., Class A	2,312	409
Paychex, Inc.	300	10
Total System Services, Inc.	271	4
Visa, Inc., Class A	2,389	147
		570
Insurance (0.9%)
Aflac, Inc.	660	39
Allstate Corp. (The)	940	43
AON Corp.	500	22
Berkshire Hathaway, Inc., Class B(a)	78	343
Chubb Corp.	700	38
Genworth Financial, Inc.	900	8
Hartford Financial Services Group, Inc.	700	29
Lincoln National Corp.	559	24
Marsh & McLennan Cos., Inc.	840	27
MetLife, Inc.	1,190	67
Principal Financial Group	470	20
Progressive Corp. (The)	1,340	23
Prudential Financial, Inc.	800	58
Travelers Cos., Inc. (The)	998	45
		786
Insurance: Multi-Line (0.6%)
Loews Corp.	9,062	358
Internet Software & Services (0.8%)
eBay, Inc.(a)	24,963	559
Machinery (0.7%)
Caterpillar, Inc.	1,700	102
Cummins, Inc.	800	35
Danaher Corp.	700	49
Deere & Co.	1,100	54
Eaton Corp.	700	39
Illinois Tool Works, Inc.	1,400	63
Ingersoll-Rand Co., Ltd., Class A	1,200	37
ITT Corp.	800	44
PACCAR, Inc.	1,255	48
Parker Hannifin Corp.	650	34
		505
Media (0.2%)
CBS Corp., Class B	500	7
Comcast Corp., Class A	1,600	31
DIRECTV Group, Inc. (The)(a)	500	13
International Game Technology	100	2
McGraw-Hill Cos., Inc. (The)	200	6
News Corp., Class A	1,300	16
Omnicom Group, Inc.	200	8
Time Warner, Inc.	2,000	26
Viacom, Inc., Class B(a)	400	10
Walt Disney Co. (The)	1,400	44
		163
Metals & Mining (0.1%)
Eregli Demir ve Celik Fabrikalari T.A.S.	10,610	54
Multi-Utilities (0.4%)
Ameren Corp.	800	31
Dominion Resources, Inc.	2,400	103
Duke Energy Corp.	4,128	72
PG&E Corp.	800	30
Public Service Enterprise Group, Inc.	1,600	52
Williams Cos., Inc.	1,800	43
		331
Office Electronics (0.0%)
Xerox Corp.	2,200	25
Oil & Gas Exploration & Production (0.0%)
Noble Energy, Inc.	500	28
Oil, Gas & Consumable Fuels (4.9%)
Anadarko Petroleum Corp.	1,300	63
Apache Corp.	800	83
Chesapeake Energy Corp.	1,300	47
Chevron Corp.	5,100	421
ConocoPhillips	4,100	300
Consol Energy, Inc.	500	23
Devon Energy Corp.	1,100	100
El Paso Corp.	2,000	26
EOG Resources, Inc.	700	63
Exxon Mobil Corp.	12,700	986
Hess Corp.	700	57
Marathon Oil Corp.	1,700	68
Murphy Oil Corp.	500	32
Occidental Petroleum Corp.	1,900	134

16	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Balanced Portfolio

		Value
	Shares	(000)
Oil, Gas & Consumable Fuels (cont’d)
Peabody Energy Corp.	700	$32
Southwestern Energy Co.(a)	11,757	359
Spectra Energy Corp.	1,300	31
Tupras Turkiye Petrol Rafine	2,428	45
Ultra Petroleum Corp.(a)	15,546	860
Valero Energy Corp.	1,600	48
XTO Energy, Inc.	1,300	60
		3,838
Personal Products (0.1%)
Avon Products, Inc.	1,690	70
Pharmaceuticals (3.6%)
Abbott Laboratories	5,900	340
Allergan, Inc.	4,670	241
Bristol-Myers Squibb Co.	7,500	156
Eli Lilly & Co.	3,300	145
Forest Laboratories, Inc.(a)	1,400	40
Johnson & Johnson	10,100	700
Merck & Co., Inc.	7,900	249
Pfizer, Inc.	25,200	465
Schering-Plough Corp.	5,800	107
Thermo Fisher Scientific, Inc.(a)	2,000	110
Wyeth	5,000	185
		2,738
Retail (1.3%)
Amazon.com, Inc.(a)	13,988	1,018
Semiconductors & Semiconductor Equipment (0.7%)
Applied Materials, Inc.	4,363	66
Broadcom Corp., Class A(a)	1,630	30
Intel Corp.	18,350	345
MEMC Electronic Materials, Inc.(a)	700	20
Nvidia Corp.(a)	2,000	21
Texas Instruments, Inc.	4,578	98
		580
Services: Commercial (1.1%)
Corporate Executive Board Co.	4,831	151
Leucadia National Corp.	14,072	640
		791
Shipping (0.5%)
C.H. Robinson Worldwide, Inc.	7,234	368
Software (0.1%)
Electronic Arts, Inc.(a)	200	7
VMware, Inc., Class A(a)	3,485	93
		100
Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.(a)	7,674	192
Nike, Inc., Class B	1,200	80
		272
Tobacco (1.0%)
Altria Group, Inc.	10,430	207
Philip Morris International, Inc.	10,430	501
Reynolds American, Inc.	1,000	49
		757
Wireless Telecommunication Services (0.9%)
America Movil S.A.B. de C.V., Class L ADR	7,930	367
American Tower Corp., Class A(a)	800	29
China Mobile Ltd. ADR	3,972	199
Turkcell Iletisim Hizmet A.S.	12,359	76
		671
Total Common Stocks (Cost $43,505)		36,547
Investment Companies (6.3%)
iShares Lehman Aggregate Bond Fund	37,705	3,717
iShares MSCI EMU Index Fund	200	8
Morgan Stanley Institutional Fund Inc. — Emerging Markets Portfolio, Class I(p)	58,635	1,182
Total Investment Companies (Cost $5,561)		4,907
Short-Term Investments (41.8%)
Investment Company (41.4%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	32,016,291	32,016

	Face
	Amount
	(000)
U.S. Treasury Security (0.4%)
U.S. Treasury Bill, 0.17%, 10/9/08(r)(j)	$275	275
Total Short-Term Investments (Cost $32,291)		32,291
Total Investments (98.0%) (Cost $86,273)(s)		75,765
Other Assets in Excess of Liabilities (2.0%)		1,573
Net Assets (100%)		$77,338

(a)	Non-income producing security.
(d)	Security was valued at fair value — At September 30, 2008, the Portfolio held $409,000 of fair valued securities, representing 0.5% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(l)	Security has been deemed illiquid at September 30, 2008.
(p)

See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Fund, Inc. — Emerging Markets Portfolio Class I and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(r)	Rate shown is the yield to maturity at September 30, 2008.
(s)

The approximate market value and percentage of the investments, $1,282,000 and 1.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2008.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of the financial statements.	17

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Balanced Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
AUD	929	$732	12/11/08	USD	771	$771	$39
CZK	4,434	255	10/1/08	USD	259	259	4
CZK	515	29	10/2/08	USD	30	30	1
EUR	538	759	12/11/08	USD	787	787	28
PLN	889	368	10/3/08	USD	368	368	— @
USD	739	739	12/11/08	AUD	922	726	(13)
USD	1,644	1,644	12/11/08	CHF	1,782	1,597	(47)
USD	757	757	12/11/08	EUR	536	757	— @
USD	822	822	12/11/08	JPY	87,726	833	11
USD	430	430	10/6/08	TRY	531	418	(12)
		$6,535				$6,546	$11

AUD	— Australian Dollar
CHF	— Swiss Franc
CZK	— Czech Koruna
EUR	— Euro
JPY	— Japanese Yen
PLN	— Polish Zloty
TRY	— Turkish Lira
USD	— United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
Australian Dollar
10 yr. Bond	12	$993	Dec-08	$13
Euro-Bond	7	1,134	Dec-08	9
S&P 500 Emini
(U.S. Dollar)	179	10,462	Dec-08	(293)
U.S. Treasury
2 yr. Note	9	1,921	Dec-08	9
U.S. Treasury
5 yr. Note	35	3,928	Dec-08	10
U.S. Treasury
10 yr. Note	68	7,794	Dec-08	(63)
U.S. Treasury
Long Bond	33	3,866	Dec-08	(19)
Short:
EuroDollar
CME	7	1,695	Sep-09	(11)
EuroDollar
CME	6	1,448	Dec-09	(19)
EuroDollar
CME	7	1,687	Mar-10	(20)
EuroDollar
CME	4	959	Sep-10	(8)
EuroDollar
CME	3	717	Dec-10	(5)
Russell Mini
Index	1	68	Dec-08	1
				$(396)

CME — Chicago Mercantile Exchange

18	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Mid Cap Growth Portfolio

The Mid Cap Growth Portfolio seeks long-term capital growth. The Portfolio seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and non-U.S. mid cap companies and foreign companies. The Portfolio selects issues from a universe comprised of mid cap companies, most with market capitalizations of generally less than $35 billion. The Portfolio may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -28.42%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Russell Midcap® Growth Index (the “Index”) which returned -24.65%.

Factors Affecting Performance

•      The Portfolio underperformed the Index due to stock selection decisions and the resulting sector allocations.

•      Stock selection and an overweight allocation in the consumer discretionary sector were the most significant detractors. Within the sector, commercial services, hotel/motel, and communications and media were areas of weakness for the Portfolio, despite better results in radio and TV broadcasters and consumer electronics holdings.

•      Stock selection in the materials and processing sector was detrimental, primarily due to holdings in agriculture fishing and ranching and in building materials. Avoidance of consumer staples, the best performing Index sector, was also disadvantageous.

•      An underweight allocation in the financial services sector was advantageous, but this was more than offset by stock selection within the sector. Holdings in financial information services, rental and leasing services, and securities brokerage and services dampened relative results.

•      Stock selection and an underweight allocation in the technology sector had the largest positive effect on relative performance, led by selection in semiconductors and computer technology stocks. The avoidance of communications technology stocks was also advantageous.

•      Stock selection in the health care and autos and transportation sectors also added to relative performance. In health care, the Portfolio benefited from its selection in medical systems and drugs and pharmaceuticals stocks, as well as avoidance of the health care management services segment. Within autos and transportation, avoidance of auto trucks and parts stocks, as well as tire and rubber companies was beneficial.

Management Strategies

•      In our view, market volatility is far greater than fundamental business volatility. The market is fearful, with investors making little differentiation on fundamentals and quality. The investment team continues to focus on quality — evaluating the nature and sustainability of a company’s competitive advantage and balance sheet strength. At the margin, we have eliminated names that are more cyclical or where we believe there are stronger long-term opportunities. We believe the Portfolio is well positioned for when the market once again begins to differentiate on fundamentals.

•      The investment team is looking for high quality growth companies that have the following attributes: high barriers to entry, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward. We strive to find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process. It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and earnings growth and the ability to redeploy capital at a high rate of return.

19

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Mid Cap Growth Portfolio

*    Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class I (4)	(28.42)%	9.45%	7.55%	12.65%
Russell Midcap® Growth Index	(24.65)	6.53	5.51	9.38
Lipper Mid-Cap Growth Funds Index	(24.16)	7.23	6.01	9.22

Portfolio – Class P (5)	(28.59)	9.16	7.29	8.65
Russell Midcap® Growth Index	(24.65)	6.53	5.51	5.51
Lipper Mid-Cap Growth Funds Index	(24.16)	7.23	6.01	4.88

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)    The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)    The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mid-Cap Growth Funds classification.

(3)    Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)    Commenced operations on March 30, 1990.

(5)    Commenced operations on January 31, 1997.

(6)    For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Classification	Total Investments
Consumer Discretionary	28.9%
Technology	12.9
Energy	12.7
Health Care	11.3
Financial Services	9.2
Materials & Processing	7.5
Producer Durables	5.9
Other*	8.8
Short-Term Investment	2.8
Total Investments	100.0%

*                Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

20

2008 Annual Report

September 30, 2008

Portfolio of Investments

Mid Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (95.0%)
Auto & Transportation (4.8%)
C.H. Robinson Worldwide, Inc.	1,638,897	$83,518
Expeditors International Washington, Inc.	1,515,106	52,786
		136,304
Chemicals (0.8%)
Intrepid Potash, Inc.(a)	772,097	23,271
Consumer Discretionary (28.7%)
Abercrombie & Fitch Co., Class A	1,079,771	42,597
Ascent Media Corp., Class A(a)	111,240	2,715
Choice Hotels International, Inc.	950,395	25,756
Corporate Executive Board Co.	1,159,577	36,237
Ctrip.com International Ltd. ADR	1,837,430	70,943
Discovery Communications, Inc., Class A(a)	1,112,400	15,852
Discovery Communications, Inc., Class C(a)	1,112,400	15,752
Grupo Televisa S.A. ADR	1,489,431	32,574
Leucadia National Corp.	2,448,194	111,246
Li & Fung Ltd.	20,434,000	49,905
Lululemon Athletica, Inc.(a)	1,150,936	26,506
Monster Worldwide, Inc.(a)	1,591,992	23,737
Morningstar, Inc.(a)	1,059,805	58,787
New Oriental Education & Technology Group ADR(a)	505,727	32,488
Penn National Gaming, Inc.(a)	426,749	11,339
Priceline.com, Inc.(a)	682,450	46,700
Starbucks Corp.(a)	4,196,463	62,401
Strayer Education, Inc.	169,254	33,895
Wynn Resorts Ltd.	1,430,675	116,800
		816,230
Energy (12.6%)
PetroHawk Energy Corp.(a)	699,166	15,123
Questar Corp.	962,674	39,392
Range Resources Corp.	795,236	34,092
Southwestern Energy Co.(a)	4,059,886	123,989
Ultra Petroleum Corp.(a)	2,670,073	147,762
		360,358
Financial Services (9.1%)
Alleghany Corp.(a)	108,311	39,533
Brookfield Asset Management, Inc., Class A	1,825,142	50,082
Calamos Asset Management, Inc., Class A	1,147,705	20,567
Forest City Enterprises, Inc., Class A	1,248,021	38,277
GLG Partners, Inc.	2,585,558	14,014
IntercontinentalExchange, Inc.(a)	506,593	40,872
Redecard S.A.	4,510,842	56,182
		259,527
Health Care (11.3%)
Gen-Probe, Inc.(a)	963,735	51,126
Illumina, Inc.(a)	2,634,958	106,795
Intuitive Surgical, Inc.(a)	163,194	39,327
Mindray Medical International Ltd. ADR	1,392,147	46,957
Techne Corp.(a)	1,059,559	76,415
		320,620
Materials & Processing (7.4%)
Aecom Technology Corp.(a)	936,928	22,899
Grupo Aeroportuario del Pacifico S.A. de C.V. ADR	1,086,852	27,780
Martin Marietta Materials, Inc.	796,374	89,178
Mohawk Industries, Inc.(a)	418,148	28,179
Rockwood Holdings, Inc.(a)	885,364	22,718
Texas Industries, Inc.	498,442	20,366
		211,120
Producer Durables (5.9%)
Covanta Holding Corp.(a)	1,776,070	42,519
Gafisa S.A. ADR	1,466,875	37,699
Nalco Holding Co.	3,039,976	56,361
NVR, Inc.(a)	53,773	30,758
		167,337
Technology (12.8%)
Akamai Technologies, Inc.(a)	1,073,245	18,717
Alibaba.com Ltd.(a)	28,218,000	26,144
Baidu.com ADR(a)	317,152	78,727
Equinix, Inc.(a)	412,341	28,641
IHS, Inc., Class A(a)	1,121,538	53,430
Salesforce.com, Inc.(a)	947,550	45,861
Tencent Holdings Ltd.	11,715,400	84,399
Teradata Corp.(a)	1,522,146	29,682
		365,601
Utilities (1.6%)
NII Holdings, Inc.(a)	1,171,928	44,440
Total Common Stocks (Cost $3,146,065)		2,704,808
Preferred Stock (0.6%)
Health Care (0.6%)
Ironwood Pharmaceutical, Inc. (Convertible) (Cost $15,974) (a)(d)(l)	1,331,207	15,974
Investment Company (1.0%)
Groupe Aeroplan, Inc. (Cost $39,477)	2,236,356	27,717
Short-Term Investment (2.8%)
Investment Company (2.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $79,591)(p)	79,591,234	79,591
Total Investments (99.4%) (Cost$3,281,107)(s)		2,828,090
Other Assets in Excess of Liabilities (0.6%)		18,361
Net Assets (100%)		$2,846,451

(a)                       Non-income producing security.

(d)                      Security was valued at fair value — At September 30, 2008, the Portfolio held $15,974,000 of fair valued securities, representing 0.6% of net assets.

(l)                          Security has been deemed illiquid at September 30, 2008.

(p)                      See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(s)                       The approximate market value and percentage of the investments, $160,448,000 and 5.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR          American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	21

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

U.S. Mid Cap Value Portfolio

The U.S. Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap® Value Index. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -20.07%, net of fees. The Portfolio’s Class I outperformed against its benchmark the Russell Midcap® Value Index (the “Index”) which returned -20.50%.

Factors Affecting Performance

•                 The U.S. financial markets declined significantly during the review period as frozen credit markets, declining home values and multi-billion dollar asset writedowns in the financial sector prompted a major loss of confidence. The bankruptcy or forced sale of some of Wall Street’s largest and oldest banks, and the effective nationalization of Fannie Mae, Freddie Mac and AIG led to further panic in the markets, escalating the crisis to a level not seen since the Great Depression. The economy continued to slow, with the headwinds of high energy prices and the tumbling housing market. Tightening credit conditions also prevented consumers and businesses from obtaining loans, which is expected to contribute to further slowing in economic activity.

•                 In this environment, investors had nowhere to hide. Mid-cap and large-cap equities sustained double-digit declines, and small-caps fared only slightly better. All sectors in the Index were down for the period.

•                 The financials sector was the largest relative contributor to relative performance, primarily due to stock selection in the insurance group. Additionally, the Portfolio benefited from an underweight in regional banks, as well as a holding in a savings and loan that performed well because it was not involved in subprime mortgages and related securities. Finally, very minimal exposure to real estate investment trusts (REITs) also bolstered relative performance.

•                 Stock selection in the technology sector was additive, driven by strong performing holdings in software and services, and in technology hardware and equipment.

•                 A zero weight in the telecommunication services sector also bolstered relative performance.

•                 However, stock selection in the basic materials sector detracted from relative performance, as the Portfolio held a pulp and paper stock which suffered on softening demand and rising energy costs.

•                 In the consumer discretionary sector, stock selection in retailing was another source of diminished returns. Here, the Portfolio lost value in an office supplies company that was hurt by missteps in its business plan and difficulty accessing credit.

•                 Weakness in the consumer staples sector came from stock selection in a pharmaceuticals retailer which investors feared would be unable to refinance its debt in the tighter credit markets.

Management Strategies

•                 In our view, until the credit market thaws and financial institutions are once again willing to lend to one another, fear will continue to drive the markets. We believe the interventions by the central bank and the federal government are likely to restore the functioning of the financial system but it will take time to work. In the meantime, the markets will likely face further downward pressure.

•                 That said, the turmoil of the past 18 months has not changed our underlying investment philosophy or our stock selection process. We continue to seek undervalued companies that are experiencing a positive change or catalyst that should have a positive impact on the stock valuation. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

22

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

U.S. Mid Cap Value Portfolio

*     Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Russell Midcap® Value Index(1) and the Lipper Mid-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)
Portfolio – Class I (4)	(20.07)%	10.49%	8.80%	13.56%
Russell Midcap® Value Index	(20.50)	9.97	9.19	12.19
Lipper Mid-Cap Core Funds Index	(19.93)	7.40	8.44	9.76

Portfolio – Investment Class (5)	(20.18)	10.33	8.65	10.91
Russell Midcap® Value Index	(20.50)	9.97	9.19	10.35
Lipper Mid-Cap Core Funds Index	(19.93)	7.40	8.44	7.85

Portfolio – Class P (6)	(20.29)	10.21	8.53	6.40
Russell Midcap® Value Index	(20.50)	9.97	9.19	7.35
Lipper Mid-Cap Core Funds Index	(19.93)	7.40	8.44	5.86

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)                 The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)                 The Lipper Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Mid-Cap Core Funds classification.

(3)                 Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)                 Commenced operations on December 30, 1994.

(5)                 Commenced operations on May 10, 1996.

(6)                 Commenced operations on July 17, 1998.

(7)                 For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Classification	Total Investments
Financials	21.5%
Information Technology	12.3
Industrials	11.8
Consumer Discretionary	11.4
Health Care	11.0
Materials	9.0
Utilities	8.8
Consumer Staples	6.6
Other*	3.0
Short-Term Investment	4.6
Total Investments	100.0%

*                Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

23

2008 Annual Report

September 30, 2008

Portfolio of Investments

U.S. Mid Cap Value Portfolio

		Value
	Shares	(000)
Common Stocks (93.3%)
Consumer Discretionary (11.2%)
Apollo Group, Inc., Class A(a)	24,471	$1,451
Autoliv, Inc.	78,500	2,649
Harley-Davidson, Inc.	75,781	2,827
Macy’s, Inc.	158,500	2,850
Newell Rubbermaid, Inc.	221,110	3,816
O’Reilly Automotive, Inc.(a)	56,100	1,502
		15,095
Consumer Staples (6.4%)
ConAgra Foods, Inc.	188,550	3,669
Estee Lauder Cos., Inc. (The)	100,730	5,028
		8,697
Energy (2.9%)
El Paso Corp.	149,230	1,904
Hess Corp.	25,520	2,095
		3,999
Financials (21.0%)
ACE Ltd.	88,047	4,766
Aspen Insurance Holdings Ltd.	134,851	3,708
CapitalSource, Inc. REIT	290,100	3,568
CIT Group, Inc.	383,338	2,668
Invesco Ltd.	170,523	3,578
KeyCorp.	122,500	1,463
Marsh & McLennan Cos., Inc.	170,668	5,420
Northern Trust Corp.	45,176	3,262
		28,433
Health Care (10.7%)
Beckman Coulter, Inc.	59,080	4,194
Brookdale Senior Living, Inc.	124,300	2,733
Health Management Associates, Inc., Class A(a)	513,700	2,137
Healthsouth Corp.(a)	296,068	5,457
		14,521
Industrials (11.5%)
Avery Dennison Corp.	85,200	3,790
Goodrich Corp.	59,530	2,476
Pentair, Inc.	154,320	5,335
Pitney Bowes, Inc.	119,610	3,978
		15,579
Information Technology (12.1%)
Diebold, Inc.	136,800	4,529
Flextronics International Ltd.(a)	436,887	3,093
Perot Systems Corp., Class A(a)	288,230	5,001
Zebra Technologies Corp.(a)	133,492	3,718
		16,341
Materials (8.9%)
Domtar Corp.(a)	861,400	3,963
International Flavors & Fragrances, Inc.	82,571	3,258
Valspar Corp.	213,110	4,750
		11,971
Utilities (8.6%)
American Electric Power Co., Inc.	74,690	2,766
DPL, Inc.	79,340	1,968
NRG Energy, Inc.(a)	107,800	2,668
Wisconsin Energy Corp.	93,440	4,195
		11,597
Total Common Stocks (Cost $144,525)		126,233
Short-Term Investment (4.5%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $6,068)(p)	6,068,386	6,068
Total Investments (97.8%) (Cost $150,593)		132,301
Other Assets in Excess of Liabilities (2.2%)		2,957
Net Assets (100%)		$135,258

(a)                       Non-income producing security.

(p)                      See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

REIT          Real Estate Investment Trust

24	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of small capitalization companies traded on a U.S. securities exchange. The Portfolio may purchase stocks that typically do not pay dividends. Generally speaking, small and mid-capitalization stock prices experience a greater degree of market volatility than those of large-capitalization companies.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -14.34%, net of fees. The Portfolio’s Class I underperformed its benchmark, the Russell 2000® Value Index (the “Index”), which returned -12.25%.

Factors Affecting Performance

•                 U.S. equity markets were turbulent, with volatility increasing sharply in the final months of the period as concerns about the credit markets and the global economic slowdown moved front and center.

•                 A tightening in lending standards following the subprime mortgage market collapse contributed to investors’ worries for most of the period. However, as concerns about the worsening economic backdrop gained momentum, and risk perceptions sharply increased, credit markets froze. Without access to the capital needed to shore up ailing balance sheets, a number of major U.S. financial institutions were left to fail, merge, or be rescued by the federal government. These events triggered a severe loss of confidence in the markets and created a panic environment in the final weeks of September. Furthermore, the federal government’s $700 billion plan failed to ease investors’ panic, even after it was passed by Congress shortly after the end of the period.

•                 Economic data continued to be mixed throughout the period. Consumer confidence and retail sales data fell as high energy and food prices, declining home values, rising unemployment, and the restrictive credit environment sapped consumers’ buying power. Gross domestic product growth remained sluggish and observers continued to debate whether or not a recession had technically begun. After reaching a high in July, oil prices declined considerably on concerns about falling global demand. While oil’s retreat helped ease global inflation worries, questions about the potential severity of a global economic downturn further roiled the markets.

•                 Following a strong showing in the third quarter of 2008, small-cap equities finished the 12-month period ahead of large- and mid-caps, although all three segments were down on an absolute basis. Within the small-cap market, value outperformed growth during the period. The Index was driven by the energy, health care and utilities sectors, while autos and transportation, consumer discretionary and technology were the weakest performing groups.

•                 Positive contributors to the Portfolio’s relative performance included stock selection and an overweight in the health care sector, where a number of holdings in specialty pharmaceuticals and health care services companies helped results.

•                 Stock selection in the technology sector was another source of gains due to a holding in a defense electronics company, which was acquired at a premium during the period, as well as our relative lack of exposure to weak-performing semiconductor and semiconductor-related stocks.

•                 In the materials sector, the Portfolio was well positioned with an underweight to areas that struggled such as metals, minerals and gold, while owning better relative performers including a commercial lighting company and a packaging company.

•                 The Portfolio’s chief detractors included stock selection in the financial services sector. Bank stocks rallied in the third quarter, but the Portfolio’s underweight there held back gains. In addition, the Portfolio had exposure to some insurance stocks which had declining returns.

•                 Stock selection in the producer durables sector also was a detriment, as a variety of holdings declined due to company-specific events.

•                 Further relative underperformance came from the consumer discretionary sector. The Portfolio was hurt by an overweight and stock selection in the sector, with particular weakness from the commercial printing, media and restaurant segments.

•                 Finally, both an underweight and stock selection in the energy sector were unfavorable to relative performance. The Portfolio held more exposure to oil services stocks, which were down for the period, and less exposure to exploration and production stocks, which performed well.

Management Strategies

•                 During the period, the implementation of our bottom-up stock selection process resulted in slight reductions in the Portfolio’s weightings in the consumer discretionary, energy, and producer durables sectors, and slight increases in health care and technology.

25

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

U.S. Small Cap Value Portfolio

•                 Relative to the Index, we maintained a significant underweight in financial services stocks, especially banks and real estate investment trusts (REITs), although insurance and reinsurance remained slightly overweight. The Portfolio had smaller relative underweights in the consumer staples and utilities sectors.

•                 In contrast, the Portfolio’s largest overweights were in health care, technology, producer durables, and materials and processing.

*                Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 2000® Value Index(1) and the Lipper Small-Cap Value Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class I (4)	(14.34)%	11.31%	9.52%	11.00%
Russell 2000® Value Index	(12.25)	9.45	10.14	10.81
Lipper Small-Cap Value Funds Index	(16.35)	8.65	10.15	—
Portfolio – Class P (5)	(14.58)	11.02	—	7.99
Russell 2000® Value Index	(12.25)	9.45	—	9.70
Lipper Small-Cap Value Funds Index	(16.35)	8.65	—	9.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)                        The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)                        The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Small-Cap Value Funds classification.

(3)                        Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)                        Commenced operations on July 1, 1986.

(5)                        Commenced operations on January 22, 1999.

(6)                        For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Classification	Total Investments
Financial Services	16.6%
Consumer Discretionary	14.8
Technology	14.6
Health Care	13.5
Materials & Processing	13.0
Producer Durables	10.7
Auto & Transportation	5.9
Other*	5.7
Short-Term Investment	5.2
Total Investments	100.0%

*                Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

26

2008 Annual Report

September 30, 2008

Portfolio of Investments

U.S. Small Cap Value Portfolio

		Value
	Shares	(000)
Common Stocks (95.5%)
Auto & Transportation (6.0%)
AAR Corp.(a)	1,140,271	$ 18,917
ATC Technology Corp.(a)	441,800	10,488
Forward Air Corp.	249,200	6,786
UTI Worldwide, Inc.	415,600	7,073
		43,264
Consumer Discretionary (14.9%)
AFC Enterprises, Inc.(a)	614,200	4,459
Brink’s Co. (The)	243,800	14,877
Central Garden & Pet Co.(a)	325,264	1,913
Cenveo, Inc.(a)	965,309	7,423
Denny’s Corp.(a)	2,546,180	6,570
Dolan Media Co.(a)	520,222	5,249
IKON Office Solutions, Inc.	675,463	11,490
LIN TV Corp., Class A(a)	530,700	2,738
Maidenform Brands, Inc.(a)	374,119	5,428
MAXIMUS, Inc.	926,809	34,145
Stage Stores, Inc.	542,895	7,416
Viad Corp.	202,803	5,839
		107,547
Energy (1.5%)
Exterran Holdings, Inc.(a)	80,455	2,571
St. Mary Land & Exploration Co.	79,860	2,847
Superior Energy Services, Inc.(a)	164,530	5,124
		10,542
Financial Services (16.7%)
AerCap Holdings N.V.(a)	1,082,000	11,480
Amtrust Financial Services, Inc.	654,184	8,890
Argo Group International Holdings Ltd.(a)	319,600	11,777
Conseco, Inc.(a)	1,732,132	6,097
Employers Holdings, Inc.	515,345	8,957
Greenhill & Co., Inc.	73,700	5,435
LaSalle Hotel Properties REIT	282,600	6,590
Max Capital Group Ltd.	494,040	11,477
MB Financial, Inc.	89,205	2,950
National Financial Partners Corp.	361,100	5,417
Platinum Underwriters Holdings Ltd.	307,900	10,924
Potlatch Corp. REIT	164,227	7,618
ProAssurance Corp.(a)	253,718	14,208
Provident New York Bancorp., Inc.	501,000	6,623
Wright Express Corp.(a)	73,700	2,200
		120,643
Health Care (13.6%)
Allscripts Healthcare Solutions, Inc.(a)	786,100	9,779
Apria Healthcare Group, Inc.(a)	427,430	7,796
Bio-Rad Laboratories, Inc., Class A(a)	133,234	13,206
Healthsouth Corp.(a)	589,700	10,868
Hill-Rom Holdings, Inc.	367,586	11,142
KV Pharmaceutical Co., Class A(a)	266,000	6,041
Perrigo Co.	342,183	13,160
PharMerica Corp.(a)	515,800	11,600
Valeant Pharmaceuticals International(a)	705,200	14,436
		98,028
Materials & Processing (13.1%)
Aecom Technology Corp.(a)	197,100	4,817
Albany International Corp., Class A	201,300	5,502
CIRCOR International, Inc.	197,066	8,559
Cytec Industries, Inc.	222,575	8,660
Dayton Superior Corp.(a)	674,800	958
Hercules, Inc.	635,835	12,584
Orion Marine Group, Inc.(a)	257,300	2,699
Polypore International, Inc.(a)	286,984	6,173
Quanex Building Products Corp.	74,400	1,134
Rock-Tenn Co., Class A	294,900	11,790
Schnitzer Steel Industries, Inc., Class A	30,100	1,181
Silgan Holdings, Inc.	163,900	8,374
Stantec, Inc.(a)	325,706	7,752
Zep, Inc.	803,536	14,175
		94,358
Producer Durables (10.8%)
ACCO Brands Corp.(a)	779,524	5,878
Actuant Corp., Class A	348,400	8,794
Belden, Inc.	751,098	23,877
Cognex Corp.	492,274	9,923
General Cable Corp.(a)	71,700	2,555
John Bean Technologies Corp.(a)	442,636	5,604
Moog, Inc., Class A(a)	248,600	10,660
Spirit Aerosystems Holdings, Inc., Class A(a)	80,200	1,289
TAL International Group, Inc.	445,202	9,269
		77,849
Technology (14.7%)
Adtran, Inc.	333,600	6,502
Checkpoint Systems, Inc.(a)	596,200	11,220
Cirrus Logic, Inc.(a)	859,447	4,684
Electronics for Imaging(a)	641,800	8,940
Epicor Software Corp.(a)	605,200	4,775
Gartner, Inc.(a)	378,100	8,575
Microsemi Corp.(a)	293,700	7,483
MSC.Software Corp.(a)	980,020	10,487
Ness Technologies, Inc.(a)	683,902	7,844
Syniverse Holdings, Inc.(a)	805,250	13,375
Tekelec(a)	1,029,900	14,408
Zebra Technologies Corp.(a)	285,500	7,951
		106,244
Utilities (4.2%)
ALLETE, Inc.	68,000	3,026
Avista Corp.	529,021	11,485
Portland General Electric Co.	356,400	8,432
UGI Corp.	300,700	7,752
		30,695
Total Common Stocks (Cost $702,150)		689,170

The accompanying notes are an integral part of the financial statements.	27

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

U.S. Small Cap Value Portfolio

		Value
	Shares	(000)
Short-Term Investment (5.3%)
Investment Company (5.3%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $38,246)(p)	38,246,073	$ 38,246
Total Investments (100.8%) (Cost $740,396)		727,416
Liabilities in Excess of Other Assets (-0.8%)		(5,491)
Net Assets (100%)		$721,925

(a)	Non-income producing security.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
REIT	Real Estate Investment Trust

28	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Value Portfolio

The Value Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in common stocks of companies with capitalizations generally greater than $1 billion. The Portfolio emphasizes a value style of investing, seeking well established companies that appear undervalued and currently are not being recognized within the market place. The Portfolio may purchase stocks that do not pay dividends. The Portfolio may invest, to a limited extent, in equity securities of foreign issuers, including issuers located in emerging market countries, and may also invest in securities of foreign companies that are listed in the United States on a national exchange. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -22.51%, net of fees. The Portfolio’s Class I outperformed against the Russell 1000® Value Index, which returned -23.56% and underperformed against the S&P 500® Index, which returned -21.98%.

Factors Affecting Performance

•                  Market volatility increased profoundly during the period under review as the financial crisis intensified and severely undermined investor confidence. With credit markets in turmoil, billions of dollars in asset writedowns, and stock prices plummeting, several large Wall Street banks were forced to declare bankruptcy, merge, or change status from investment banks to deposit-taking institutions. Furthermore, mortgage giants Fannie Mae and Freddie Mac and insurance company AIG were granted massive federal rescue packages. These events created a panic environment that rippled across all sectors of the market, despite the aggressive and unprecedented intervention by the Federal Reserve and the federal government’s bailout plan (which was passed shortly after the end of the reporting period).

•                  Investors also remained anxious about the financial crisis’ effect on the already dampened economy. Although oil prices fell from their July highs, consumers and businesses continued to face no apparent bottom to sliding home values and frozen credit markets.

•                  In this environment, all sectors of the Index had negative returns for the period.

•                  On a relative basis, the Portfolio benefited most significantly from its overweight to the consumer staples sector, which was built from the bottom-up as are all of the sector weightings. The Portfolio continued to hold a mix of personal care, food and beverage companies.

•                  Favorable stock selection and a resulting overweight allocation in the materials sector also added to relative performance. The Portfolio’s holdings within the sector included exposure to papers, diversified chemicals and an aluminum company.

•                  However, a lack of exposure to the energy and utilities sectors continued to be the largest detractor from relative performance.

Management Strategies

•                  We continue to position the Portfolio from a bottom-up basis, selecting stocks that we believe have reasonable valuations relative to our assessment of fair value.

•                  Applying our strictly bottom-up approach has resulted in an underweight in financials, an overweight in health care and significant underweights in cyclical sectors such as energy and industrials. This relatively defensive positioning served the Portfolio well in the past few months as cyclical stocks retreated.

•                  Although we do not position the Portfolio based on macro views, we nevertheless believe the environment is likely to remain difficult for a prolonged period. The crisis has completely reshaped the U.S. financial infrastructure and further consolidation is likely. However, we believe long-term opportunity can arise out of adversity and we continue to closely monitor the stock universe for the same fundamental characteristics we have used in the past.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

29

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Value Portfolio

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Value Index(1), S&P 500® Index(2), and Lipper Large-Cap Value Funds Index(3)

	Total Returns(4)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)
Portfolio – Class I (5)	(22.51)%	5.96%	5.77%	11.40%
Russell 1000® Value Index	(23.56)	7.12	5.55	11.88
S&P 500® Index	(21.98)	5.17	3.06	11.10
Lipper Large-Cap Value Funds Index	(23.89)	5.47	3.72	10.50

Portfolio – Class P (6)	(22.65)	5.71	5.51	6.76
Russell 1000® Value Index	(23.56)	7.12	5.55	8.57
S&P 500® Index	(21.98)	5.17	3.06	6.89
Lipper Large-Cap Value Funds Index	(23.89)	5.47	3.72	6.56

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Value Funds classification.

(4)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on November 5, 1984.
(6)	Commenced operations on July 17, 1996.
(7)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Percentage of
Classification	Total Investments
Financials	25.5%
Consumer Staples	19.8
Consumer Discretionary	16.1
Health Care	14.6
Information Technology	8.9
Materials	6.4
Telecommunication Services	5.3
Other**	2.3
Short-Term Investment	1.1
Total Investments	100.0%

*                   Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2008.

**              Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

30

2008 Annual Report

September 30, 2008

Portfolio of Investments

Value Portfolio

		Value
	Shares	(000)
Common Stocks (98.0%)
Consumer Discretionary (16.0%)
Comcast Corp., Class A(c)	367,700	$ 7,218
Home Depot, Inc.(c)	44,600	1,155
J.C. Penney Co., Inc.	35,900	1,197
Liberty Media Corp. - Entertainment, Class A(a)	102,100	2,549
Liberty Media Corp. - Interactive, Class A(a)	132,900	1,716
Lowe’s Cos., Inc.	58,900	1,395
Macy’s, Inc.	66,900	1,203
News Corp., Inc., Class B	168,847	2,051
Time Warner, Inc.	411,500	5,395
Viacom, Inc., Class B(a)	219,050	5,441
		29,320
Consumer Staples (19.6%)
Altria Group, Inc.	61,700	1,224
Cadbury plc ADR	95,092	3,893
Coca-Cola Co. (The)	73,900	3,908
CVS Caremark Corp.	57,800	1,945
Dr. Pepper Snapple Group, Inc.(a)	54,644	1,447
Kimberly-Clark Corp.	46,200	2,996
Kraft Foods, Inc.	175,350	5,743
Philip Morris International, Inc.	34,900	1,679
Procter & Gamble Co.	17,600	1,226
Sara Lee Corp.	66,000	834
Unilever N.V. (NY Shares)	175,300	4,936
Wal-Mart Stores, Inc.	102,000	6,109
		35,940
Financials (25.2%)
Aflac, Inc.	12,900	758
Bank of America Corp.	211,000	7,385
Bank of New York Mellon Corp. (The)	122,946	4,006
Barclays plc ADR(c)	10,400	257
Berkshire Hathaway, Inc., Class B(a)	430	1,890
Chubb Corp.	119,680	6,570
Citigroup, Inc.	242,900	4,982
Genworth Financial, Inc.	35,900	309
Goldman Sachs Group, Inc. (The)	4,900	627
Hartford Financial Services Group, Inc.	45,400	1,861
JPMorgan Chase & Co.	93,300	4,357
Merrill Lynch & Co., Inc.	35,800	906
MetLife, Inc.	44,600	2,498
PNC Financial Services Group, Inc.	26,000	1,942
Torchmark Corp.	26,600	1,591
Travelers Cos., Inc. (The)	49,315	2,229
U.S. Bancorp(c)	37,300	1,343
Wells Fargo & Co.(c)	76,900	2,886
		46,397
Health Care (14.5%)
Abbott Laboratories	26,200	1,509
Boston Scientific Corp.(a)	143,000	1,754
Bristol-Myers Squibb Co.	281,500	5,869
Cardinal Health, Inc.	63,200	3,114
Eli Lilly & Co.(c)	45,600	2,008
GlaxoSmithKline plc ADR(c)	27,300	1,186
Pfizer, Inc.	183,500	3,384
Roche Holding AG ADR	8,400	654
Schering-Plough Corp.	192,800	3,561
UnitedHealth Group, Inc.	25,000	635
WellPoint, Inc.(a)	15,900	744
Wyeth	59,900	2,213
		26,631
Industrials (2.3%)
General Electric Co.	84,700	2,160
Southwest Airlines Co.(c)	137,500	1,995
		4,155
Information Technology (8.8%)
Alcatel-Lucent ADR(a)	137,400	528
Computer Sciences Corp.(a)	20,827	837
Dell, Inc.(a)	103,800	1,711
eBay, Inc.(a)	149,800	3,353
Flextronics International Ltd.(a)	54,300	384
Hewlett-Packard Co.	36,300	1,678
Intel Corp.	64,500	1,208
International Business Machines Corp.	29,800	3,485
KLA-Tencor Corp.(c)	26,900	851
Microsoft Corp.	37,500	1,001
Telefonaktiebolaget LM Ericsson ADR(c)	63,700	601
Western Union Co. (The)	22,200	548
		16,185
Materials (6.3%)
Alcoa, Inc.	21,700	490
E.I. Du Pont de Nemours & Co.	79,300	3,196
International Paper Co.	305,123	7,988
		11,674
Telecommunication Services (5.3%)
AT&T, Inc.	125,400	3,501
Verizon Communications, Inc.	193,100	6,197
		9,698
Total Common Stocks (Cost $191,803)		180,000
Short-Term Investments (5.8%)
Securities held as Collateral on Loaned Securities (4.8%)
Investment Company (4.3%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	7,899,145	7,899

	Face
	Amount
	(000)
Short-Term Debt (0.5%)
Bancaja, 2.96%, 11/12/08(h)	$ 168	168
Citigroup Global Markets, Inc., 1.00%, 10/1/08	742	742
		910
		8,809

The accompanying notes are an integral part of the financial statements.	31

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Value Portfolio

		Value
	Shares	(000)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class(p)	1,911,365	$ 1,911
Total Short-Term Investments (Cost $10,720)		10,720
Total Investments (103.8%) (Cost $202,523) — including $7,754 of Securities Loaned		190,720
Liabilities in Excess of Other Assets (-3.8%)		(6,990)
Net Assets (100%)		$183,730

(a)	Non-income producing security.
(c)	All or a portion of security on loan at September 30, 2008.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(p)

See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

ADR	American Depositary Receipt

32	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Core Fixed Income Portfolio

The Core Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The securities in which the Portfolio invests carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser at the time of purchase. The Portfolio may invest in to-be-announced pass-through mortgage securities, which settle on a delayed delivery basis (“TBA”). The Portfolio may invest in asset-backed securities and may use futures, options, forwards, collateralized mortgage obligations (“CMO”), swaps, options on swaps and other derivatives.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -10.40%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Lehman Brothers U.S. Aggregate Index (the “Index”) which returned 3.65%.

Factors Affecting Performance

•                  The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•                  The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•                  The primary detractor from the Portfolio’s relative performance was an overweight to non-agency mortgage securities as spreads in the sector moved wider over the course of the reporting period.

•                  An underweight in corporate credits for much of the period, however, was additive to relative performance as credit spreads significantly widened, particularly in the financial sector.

•                  Yield-curve positioning was also beneficial to performance as it enabled the Portfolio to benefit from the steepening of the yield curve that occurred during the reporting year.

Management Strategies

•                  The Portfolio maintained a neutral exposure to agency mortgage-backed securities and an overweight to non-agency mortgage-backed securities. The specific non-agency issues held in the Portfolio are backed primarily by Alt-A borrowers (those who have relatively strong credit but are not considered “prime” borrowers) and are concentrated in the senior and middle tranches of the capital structure. Given our expectations that the housing market situation may take some time to work itself out and therefore, these securities would continue to add volatility, we began reducing the Portfolio’s exposure to non-agency mortgage-backed securities in the third quarter of 2008.

•                  With regard to yield-curve positioning, we underweighted longer-dated issues and overweighted intermediate-dated issues in the first half of 2008, a strategy that helped enhance returns as the spread between intermediate- and long-dated yields widened and the curve steepened. This trade was removed during the third quarter of the year and as a result, the Portfolio held a neutral duration, or interest-rate sensitivity, at the end of the period.

•                  During 2007 and into the first quarter of 2008, we maintained an underweight allocation to corporate credits with an emphasis on high-quality names. In response to sharp spread widening later in the period, this position was brought to a neutral stance.

33

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Core Fixed Income Portfolio

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Lehman Brothers U.S. Aggregate Index(1) and the Lipper Intermediate Investment Grade Debt Funds Index(2)

		Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class I (4)	(10.40)%	1.18%	3.61%	6.91%
Lehman Brothers U.S. Aggregate Index	3.65	3.78	5.20	7.51
Lipper Intermediate Investment Grade Debt Funds Index	(2.43)	2.46	4.28	—

Portfolio – Class P (5)	(10.68)	0.92	—	3.61
Lehman Brothers U.S. Aggregate Index	3.65	3.78	—	5.55
Lipper Intermediate Investment Grade Debt Funds Index	(2.43)	2.46	—	4.63

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on September 29, 1987.
(5)	Commenced operations on March 1, 1999.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Percentage of
Classification	Total Investments
Agency Fixed Rate Mortgages	43.4%
Asset Backed Corporates	12.4
Industrials	8.5
Other**	20.3
Short-Term Investments	15.4
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2008.
**

Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

34	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (107.6%)
Agency Adjustable Rate Mortgages (4.5%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.54%, 4/1/37	$ 1,276	$ 1,296
5.70%, 1/1/37	1,719	1,745
5.86%, 10/1/36	1,087	1,115
5.97%, 1/1/37	702	718
Federal National Mortgage Association, Conventional Pools:
5.28%, 5/1/36	929	945
5.33%, 7/1/36	787	801
5.34%, 7/1/36	1,022	1,040
Government National Mortgage Association, Various Pools:
5.13%, 10/20/27 - 12/20/27	20	21
5.38%, 2/20/25 - 1/20/28	561	569
5.63%, 8/20/25 - 9/20/27	155	157
		8,407
Agency Fixed Rate Mortgages (55.2%)
Federal Home Loan Mortgage Corp., Conventional Pools:
5.13%, 11/17/17	4,050	4,181
10.00%, 10/1/12 - 11/1/20	12	14
11.50%, 8/1/19	16	18
Gold Pools:
5.50%, 5/1/37 - 10/1/37	14,809	14,744
6.00%, 8/1/37	7,438	7,538
6.50%, 2/1/29 - 4/1/29	81	84
7.50%, 2/1/30 - 6/1/32	428	464
8.00%, 10/1/29 - 10/1/31	354	384
8.50%, 3/1/30 - 7/1/31	163	181
10.00%, 6/1/17 - 3/1/21	55	62
October TBA:
5.50%, 10/15/38(i)	8,550	8,506
6.00%, 10/15/38(i)	16,710	16,916
Federal National Mortgage Association,
5.38%, 6/12/17(c)	2,750	2,888
Conventional Pools:
5.00%, 5/11/17 - 8/1/37(c)	5,562	5,499
5.50%, 4/1/34	401	402
6.50%, 7/1/29 - 2/1/33	1,526	1,578
7.00%, 2/1/26 - 6/1/36	5,734	6,024
7.50%, 7/1/29 - 9/1/35	2,302	2,486
8.00%, 4/1/25 - 4/1/32	1,522	1,652
8.50%, 5/1/23 - 5/1/32	1,174	1,295
9.00%, 4/1/26	241	266
9.50%, 2/1/20 - 8/1/21	133	149
10.00%, 8/1/18 - 2/1/25	20	23
10.50%, 11/1/10 - 10/1/18	23	27
11.00%, 9/1/19 - 9/1/20	30	34
11.50%, 11/1/19	29	33
October TBA:
4.50%, 10/25/23(i)	6,000	5,848
5.00%, 10/25/23 - 10/25/38(i)	7,850	7,756
5.50%, 10/25/38(i)	2,940	2,932
6.00%, 10/15/37(i)	750	760
6.50%, 10/25/38(i)	6,363	6,525
7.00%, 10/25/38(i)	2,850	2,978
Government National Mortgage Association, Various Pools:
9.00%, 11/15/17	26	29
9.50%, 12/15/17 - 12/15/21	178	197
10.00%, 9/15/18 - 4/15/25	184	208
10.50%, 11/15/14 - 2/15/25	306	350
11.00%, 12/15/09 - 7/15/20	33	37
11.50%, 4/15/13 - 8/15/13	21	23
12.00%, 12/15/12 - 3/15/14	6	7
		103,098
Asset Backed Corporates (15.8%)
Argent Securities, Inc.,
3.26%, 10/25/36(h)	629	615
Bayview Financial Acquisition Trust,
3.82%, 11/28/36(h)	215	212
Bear Stearns Asset Backed Securities Trust,
3.31%, 1/25/37(h)	643	591
Capital Auto Receivables Asset Trust,
2.50%, 4/15/11(h)	1,600	1,561
2.55%, 7/15/10(h)	2,175	2,153
4.98%, 5/15/11	1,679	1,663
5.03%, 10/15/09	180	180
5.31%, 10/20/09(e)	584	584
Capital One Auto Finance Trust,
5.07%, 7/15/11	589	574
Caterpillar Financial Asset Trust,
5.57%, 5/25/10	343	344
CIT Equipment Collateral,
5.07%, 2/20/10	771	771
Citibank Credit Card Issuance Trust,
3.19%, 3/22/12(h)	1,025	1,000
Citicorp Residential Mortgage Securities, Inc.,
3.29%, 9/25/36(h)	179	178
CNH Equipment Trust,
5.20%, 6/15/10	320	321
Countrywide Asset Backed Certificates,
3.36%, 5/25/36(h)	90	89
Fieldstone Mortgage Investment Corp.,
3.28%, 11/25/36(h)	927	883
First Franklin Mortgage Loan Asset Backed Certificates,
3.26%, 7/25/36(h)	324	320
Ford Credit Auto Owner Trust,
2.50%, 4/15/10(h)	1,514	1,510
5.26%, 10/15/10	1,521	1,524

The accompanying notes are an integral part of the financial statements.	35

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
Fremont Home Loan Owner Trust,
3.26%, 10/25/36(h)	$ 1,002	$ 958
GE Equipment Small Ticket LLC,
4.88%, 10/22/09(e)	131	131
GS Auto Loan Trust,
5.37%, 12/15/10	1,256	1,257
GSAMP Trust,
3.28%, 1/25/37(h)	555	524
Harley-Davidson Motorcycle Trust,
3.76%, 12/17/12	964	904
4.07%, 2/15/12	707	704
Hertz Vehicle Financing LLC,
4.93%, 2/25/10(e)	688	677
Honda Auto Receivables Owner Trust,
4.85%, 10/19/09	101	101
Hyundai Auto Receivables Trust,
3.98%, 11/16/09	1	1
MBNA Master Credit Card Trust,
7.80%, 10/15/12	1,480	1,548
National City Auto Receivables Trust,
2.88%, 5/15/11	203	203
Novastar Home Equity Loan,
3.28%, 11/25/36(h)	51	51
Residential Asset Mortgage Products, Inc.,
3.28%, 8/25/36(h)	436	426
Residential Asset Securities Corp.,
3.29%, 10/25/36(h)	329	325
Securitized Asset Backed Receivables LLC Trust,
3.29%, 11/25/36(h)	888	856
3.32%, 2/25/37(h)	1,129	1,054
3.34%, 5/25/37(h)	1,095	962
SLM Student Loan Trust,
2.79%, 10/27/14(h)	1,052	1,042
Soundview Home Equity Loan Trust,
3.29%, 1/25/37(h)	466	455
3.32%, 2/25/37(h)	1,002	927
Structured Asset Securities Corp.,
3.30%, 6/25/37(h)	1,066	969
TXU Electric Delivery Transition Bond Co. LLC,
4.81%, 11/17/14	300	303
		29,451
Collateralized Mortgage Obligations — Agency Collateral Series (1.4%)
Federal Home Loan Mortgage Corp.,
Inv Fl IO REMIC
3.50%, 3/15/24	405	27
6.06%, 10/15/29	10	—	@
IO
6.00%, 5/1/31	525	106
6.50%, 4/1/28	473	126
8.00%, 1/1/28 - 6/1/31	59	17
IO REMIC
5.00%, 12/15/16	750	40
6.50%, 5/15/33	506	99
Federal National Mortgage Association,
Inv FI IO REMIC
4.99%, 10/25/28	249	11
5.05%, 2/17/31	274	21
Inv Fl REMIC
3.27%, 12/25/36	952	917
IO
8.00%, 4/1/24 - 12/1/31	411	104
9.00%, 11/1/26	26	8
IO PAC REMIC
8.00%, 8/18/27	24	5
IO REMIC
1.42%, 3/25/36	4,018	60
6.00%, 8/25/32 - 11/25/32	735	60
6.50%, 2/25/33 - 5/25/33	1,282	254
7.00%, 4/25/33	468	87
REMIC
5.00%, 6/25/35	501	500
Government National Mortgage Association,
Inv FI IO
5.09%, 9/16/31	54	5
5.31%, 9/20/30	61	7
5.46%, 12/16/25	358	45
5.50%, 9/16/27	172	22
6.11%, 8/16/29	323	42
		2,563
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.5%)
Countrywide Alternative Loan Trust,
IO
0.91%, 9/25/35	7,300	119
2.18%, 3/20/46	4,310	132
2.40%, 12/20/46	13,891	425
2.51%, 12/20/35(e)(h)	4,691	120
2.54%, 12/20/35(e)(h)	6,316	189
2.56%, 2/25/37	4,974	127
2.57%, 2/20/47	8,279	290
2.86%, 3/20/47	12,016	391
3.06%, 8/25/46(h)	3,514	149
Greenpoint Mortgage Funding Trust,
IO
1.20%, 10/25/45	3,012	81
1.30%, 8/25/45	2,447	54
Harborview Mortgage Loan Trust,
IO
2.36%, 6/19/35(h)	3,014	33
2.59%, 5/19/35(h)	4,174	42
2.93%, 3/19/37(h)	4,209	98
3.03%, 7/19/47(h)	7,620	155
PO
3/19/47 - 7/19/47	8	1
Indymac Index Mortgage Loan Trust,
IO
2.34%, 7/25/35(h)	2,712	36
Washington Mutual, Inc.,
IO
0.62%, 9/25/46	43,742	328
		2,770

36	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
Finance (6.1%)
Ace INA Holding, Inc.,
5.60%, 5/15/15	$ 175		$ 166
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11(e)	645		523
Bank of America Corp.,
5.75%, 12/1/17	545		463
Bank of New York Mellon Corp. (The),
4.50%, 4/1/13	235		220
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	450		421
7.25%, 2/1/18	355		342
Berkshire Hathaway Finance Corp.,
5.40%, 5/15/18(e)	400		388
Catlin Insurance Co., Ltd.,(e)(h)(o)
7.25%,	355		158
Chubb Corp.,
5.75%, 5/15/18	60		56
Citigroup, Inc.,
5.88%, 5/29/37	340		237
6.13%, 11/21/17 - 5/15/18	530		445
Credit Suisse USA, Inc.,
5.13%, 8/15/15	85		76
Credit Suisse, New York,
6.00%, 2/15/18	525		458
Farmers Exchange Capital,
7.05%, 7/15/28(e)	165		132
Farmers Insurance Exchange,
8.63%, 5/1/24(e)	475		454
General Electric Capital Corp.,
5.63%, 5/1/18(c)	375		318
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	510		425
6.75%, 10/1/37	510		341
HBOS plc,
6.75%, 5/21/18(e)	340		286
HSBC Finance Corp.,
4.13%, 12/15/08	100		99
6.38%, 10/15/11	190		188
6.75%, 5/15/11	235		236
Huntington National Bank (The),
4.38%, 1/15/10	250		236
JPMorgan Chase & Co.,
4.75%, 5/1/13	470		438
Lehman Brothers Holdings, Inc.,
5.75%, 1/3/17(b)	235		1
6.88%, 7/17/37(b)	740		4
Mantis Reef Ltd.,
4.69%, 11/14/08	400	(e)	400
Nationwide Building Society,
4.25%, 2/1/10(e)	615		605
NYSE Euronext,
4.80%, 6/28/13	285		272
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	265		252
Popular North America, Inc.,
5.65%, 4/15/09(c)	310		306
ProLogis,
6.63%, 5/15/18	70		60
Prudential Financial, Inc.,
6.63%, 12/1/37	225		189
Sovereign Bancorp,
3.44%, 3/23/10(h)	935		664
Travelers Cos., Inc. (The),
5.80%, 5/15/18	175		161
Two-Rock Pass Through Trust,
3.74%,(e)(h)(o)	315		7
Wachovia Capital Trust III,
5.80%,(h)(o)	550		231
Wachovia Corp.,
5.50%, 5/1/13	100		83
Wells Fargo & Co.,
5.63%, 12/11/17	485		447
Xlliac Global Funding,
4.80%, 8/10/10(e)	630		606
			11,394
Industrials 10.9%
America West Airlines, Inc.,
7.10%, 4/2/21(c)	553		453
Amgen, Inc.,
5.85%, 6/1/17	265		255
ArcelorMittal,
6.13%, 6/1/18(e)	220		195
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	230		213
AstraZeneca plc,
5.90%, 9/15/17	235		232
AT&T Corp.,
8.00%, 11/15/31(c)	110		112
AT&T, Inc.,
6.15%, 9/15/34	250		209
6.30%, 1/15/38	435		361
Baxter International, Inc.,
4.63%, 3/15/15	280		269
5.38%, 6/1/18(c)	95		91
Biogen Idec, Inc.,
6.88%, 3/1/18	265		262
Bristol-Myers Squibb Co.,
5.45%, 5/1/18	290		274
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	215		189
7.13%, 6/15/12	360		361
Burlington Northern Santa Fe Corp.,
6.13%, 3/15/09	430		430
Canadian National Railway Co.,
5.55%, 5/15/18	115		114

The accompanying notes are an integral part of the financial statements.	37

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
Comcast Cable Communications LLC,
7.13%, 6/15/13	$ 175	$ 177
Comcast Corp.,
5.70%, 5/15/18(c)	360	315
ConAgra Foods, Inc.,
8.25%, 9/15/30	285	313
ConocoPhillips,
5.20%, 5/15/18	355	332
Covidien International Finance S.A.,
6.00%, 10/15/17	285	282
COX Communications, Inc.,
6.25%, 6/1/18(e)	270	251
CVS Caremark Corp.,
5.75%, 6/1/17	135	126
CVS Pass-Through Trust,
6.04%, 12/10/28(e)	442	397
Daimler Finance North America LLC,
8.50%, 1/18/31	265	267
Delhaize America, Inc.,
9.00%, 4/15/31	100	105
Dell, Inc.,
5.65%, 4/15/18(e)	155	143
Deutsche Telekom International Finance B.V.,
8.75%, 6/15/30	185	179
Devon Financing Corp. UCL,
7.88%, 9/30/31	175	178
Dr. Pepper Snapple Group, Inc.,
6.82%, 5/1/18(e)	190	184
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	190	186
France Telecom S.A.,
8.50%, 3/1/31	385	419
Gaz Capital S.A.,
6.51%, 3/7/22(e)	100	72
General Electric Co.,
5.25%, 12/6/17	1,405	1,232
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	335	319
Grupo Televisa S.A.,
6.00%, 5/15/18(c)	220	209
GTL Trade Finance, Inc.,
7.25%, 10/20/17(e)	145	139
Harley-Davidson Funding Corp.,
6.80%, 6/15/18(e)	200	188
Hewlett-Packard Co.,
5.50%, 3/1/18	140	132
Home Depot, Inc.,
5.40%, 3/1/16	245	209
Honeywell International, Inc.,
5.30%, 3/1/18	245	231
ICI Wilmington, Inc.,
4.38%, 12/1/08	300	299
John Deere Capital Corp.,
5.75%, 9/10/18	200	186
KLA-Tencor Corp.,
6.90%, 5/1/18	260	242
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	375	361
Kraft Foods, Inc.,
6.13%, 8/23/18	325	304
Kroger Co. (The),
5.00%, 4/15/13	150	143
6.40%, 8/15/17	50	48
LG Electronics, Inc.,(e)
5.00%, 6/17/10	210	208
Marathon Oil Corp.,
5.90%, 3/15/18	195	173
6.00%, 10/1/17	150	135
Medco Health Solutions, Inc.,
7.13%, 3/15/18	270	274
Monsanto Co.,
5.13%, 4/15/18(c)	105	100
Oracle Corp.,
5.75%, 4/15/18	285	265
Parker Hannifin Corp.,
5.50%, 5/15/18	200	200
Pearson Dollar Finance Two plc,
6.25%, 5/6/18(c)(e)	130	125
Petro-Canada,
6.05%, 5/15/18	270	236
Philip Morris International, Inc.,
5.65%, 5/16/18	275	255
Questar Market Resources, Inc.,
6.80%, 4/1/18	225	227
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	380	360
Starwood Hotels & Resorts Worldwide, Inc.,
6.75%, 5/15/18	200	179
Telecom Italia Capital S.A.,
4.00%, 1/15/10	400	389
7.00%, 6/4/18	265	238
Telefonica Europe B.V.,
8.25%, 9/15/30	450	453
Textron Financial Corp.,
5.13%, 2/3/11	550	551
Time Warner Cable, Inc.,
6.75%, 7/1/18(c)	265	248
Time Warner, Inc.,
5.88%, 11/15/16	300	264
Tyco Electronics Group S.A.,
5.95%, 1/15/14	490	483
UnitedHealth Group, Inc.,
6.00%, 2/15/18	235	213

38	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
Verizon Communications, Inc.,
5.50%, 2/15/18	$415	$368
Viacom, Inc.,
6.88%, 4/30/36	400	322
Vivendi,
6.63%, 4/4/18(e)	300	289
Vodafone Group plc,
5.63%, 2/27/17	65	58
Walgreen Co.,
4.88%, 8/1/13	200	200
Wal-Mart Stores, Inc.,
4.25%, 4/15/13	385	378
Weatherford International Ltd.,
6.00%, 3/15/18(c)	190	171
Wyeth,
5.45%, 4/1/17(c)	130	126
5.50%, 2/15/16	70	68
Xerox Corp.,
6.35%, 5/15/18	270	247
XTO Energy, Inc.,
5.50%, 6/15/18	320	283
		20,274
Mortgages — Other (4.0%)
American Home Mortgage Assets,
3.47%, 10/25/46(d)(h)	1,924	550
3.51%, 6/25/47(d)(h)	907	134
3.53%, 10/25/46(d)(h)	1,008	181
Banc of America Funding Corp.,
3.54%, 9/20/35(d)(h)	321	130
Bear Stearns Mortgage Funding Trust,
3.35%, 3/25/37(d)(h)	1,738	938
3.38%, 3/25/37(d)(h)	1,548	836
3.39%, 10/25/36(d)(h)	933	532
Countrywide Alternative Loan Trust,
3.38%, 5/25/47(d)(h)	1,798	1,007
3.46%, 10/25/46(d)(c)(h)	1,785	681
Deutsche ALT-A Securities NIM Trust,
6.75%, 2/25/47(e)	111	103
Gemsco Mortgage Pass Through Certificate,
8.70%, 11/25/10(d)	1	1
Harborview Mortgage Loan Trust,
3.23%, 1/25/47(d)(h)	820	286
3.32%, 7/19/45(d)(h)	212	88
Mastr Adjustable Rate Mortgages Trust,
3.46%, 4/25/46(d)(h)	605	228
Residential Accredit Loans, Inc.,
3.61%, 10/25/45(d)(h)	1,200	408
Structured Asset Mortgage Investments, Inc.,
3.40%, 2/25/36(d)(h)	233	123
Washington Mutual Alternative Mortgage Pass Through Certificates,
3.50%, 11/25/46(d)(h)	590	114
3.80%, 4/25/46(d)(h)	201	113
Washington Mutual Mortgage Pass Through Certificates,
3.50%, 8/25/45(h)	11	10
Washington Mutual, Inc.,
3.44%, 7/25/47(d)(h)	2,515	708
3.47%, 10/25/45(h)	45	44
3.56%, 6/25/46(d)(h)	300	36
3.80%, 5/25/46(d)(h)	627	263
		7,514
Sovereign (0.5%)
Federative Republic of Brazil,
6.00%, 1/17/17	825	798
Korea Railroad Corp.,
5.38%, 5/15/13(e)	230	216
		1,014
U.S. Treasury Securities (5.5%)
U.S. Treasury Bonds,
5.38%, 2/15/31(c)	100	113
6.13%, 8/15/29(c)	6,500	8,014
U.S. Treasury Bond STRIPS, Zero Coupon, 5/15/21	3,805	2,138
		10,265
Utilities (2.2%)
Arizona Public Service Co.,
5.80%, 6/30/14	415	384
Carolina Power & Light Co.,
5.13%, 9/15/13	340	340
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	135	107
7.88%, 4/1/13	85	87
E.ON International Finance B.V.,
5.80%, 4/30/18(e)	360	345
Equitable Resources, Inc.,
6.50%, 4/1/18	85	81
Israel Electric Corp. Ltd.,
7.25%, 1/15/19(e)	335	336
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18	220	196
NiSource Finance Corp.,
3.38%, 11/23/09(h)	55	53
6.80%, 1/15/19	170	155
Ohio Edison Co.,
6.40%, 7/15/16	225	214
Ohio Power Co.,
6.00%, 6/1/16	460	440
Peco Energy Co.,
5.35%, 3/1/18	230	209

The accompanying notes are an integral part of the financial statements.	39

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Utilities (cont’d)
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	$ 390	$ 337
PPL Energy Supply LLC,
6.30%, 7/15/13(c)	165	161
Public Service Electric & Gas Co.,
5.00%, 1/1/13	230	227
Texas Eastern Transmission LP,
7.00%, 7/15/32	280	273
Union Electric Co.,
6.70%, 2/1/19	265	256
		4,201
Total Fixed Income Securities (Cost $220,844)		200,951

	Shares
Short-Term Investments (25.0%)
Securities held as Collateral on Loaned Securities (5.4%)
Investment Company (4.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	9,090,804	9,091

	Face
	Amount
	(000)
Short-Term Debt (0.5%)
Bancaja,
2.96%, 11/12/08(h)	$194	194
Citigroup Global Markets, Inc.,
1.00%, 10/1/08	854	853
		1,047
		10,138

	Shares
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	7,074,118	7,074

	Face
	Amount
	(000)
U.S. Government & Agency Securities (9.9%)
Federal Home Loan Bank,
2.05%, 10/15/08(t)	$7,000	6,999
2.12%, 10/10/08(t)	2,000	2,000
Federal Home Loan Mortgage Corp.,
2.10%, 10/20/08(t)	3,500	3,499
2.25%, 11/10/08(t)	6,000	5,987
		18,485
U.S. Treasury Securities (5.9%)
U.S. Treasury Bills,
0.17%, 10/9/08(c)(r)(j)	1,565	1,565
1.01%, 1/8/09(r)	9,500	9,474
		11,039
Total Short-Term Investments (Cost $46,709)		46,736
Total Investments (132.6%) (Cost $267,553) — including $10,265 of Securities Loaned		247,687
Liabilities in Excess of Other Assets (-32.6%)		(60,895)
Net Assets (100%)		$186,792

(b)	Issuer is in default.
(c)	All or a portion of security on loan at September 30, 2008.
(d)	Security was valued at fair value — At September 30, 2008, the Portfolio held $7,357,000 of fair valued securities, representing 3.9% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2008.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2008.
(t)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
@	Value is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2008.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

40	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
EuroDollar
CME	37	$ 8,931	Dec-08	$ 41
U.S. Treasury
2 yr. Note	35	7,470	Dec-08	6
U.S. Treasury
Long Bond	83	9,725	Dec-08	(98)
Short:
EuroDollar
CME	17	4,117	Sep-09	(6)
EuroDollar
CME	14	3,380	Dec-09	(43)
EuroDollar
CME	10	2,410	Mar-10	(29)
EuroDollar
CME	3	721	Jun-10	(3)
EuroDollar
CME	2	480	Sep-10	(4)
EuroDollar
CME	1	239	Dec-10	(2)
U.S. Treasury
5 yr. Note	41	4,601	Dec-08	6
U.S. Treasury
10 yr. Note	95	10,889	Dec-08	180
5 yr. Swap	72	7,812	Dec-08	3
10 yr. Swap	257	28,744	Dec-08	178
				$229

CME — Chicago Mercantile Exchange

The accompanying notes are an integral part of the financial statements.	41

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Bank of America
Carnival Corp., 6.65%, 1/15/28	Buy	$ 210	1.57%	3/20/18	$ (4)
Goodrich Corp., 7.63%, 12/15/12	Buy	180	0.82	3/20/18	(3)
Textron Financial Corp., 5.13%, 2/3/11	Buy	220	0.80	3/20/18	40
Citigroup
Eaton Corp., 7.65%, 11/15/29	Buy	95	0.82	3/20/18	2
Credit Suisse
Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	200	1.00	3/20/15	(4)
Goldman Sachs
AvalonBay Communities, Inc., 6.13%, 11/1/12	Buy	180	3.05	3/20/13	(6)
Coca-Cola Enterprises, Inc., 6.13%, 8/15/11	Buy	735	0.59	3/20/13	(4)
Dow Jones CDX North America Investment Grade Index, Series 10	Sell	1,290	1.55	6/20/13	(21)
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	390	0.60	12/20/12	(6)
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	760	0.80	12/20/17	(19)
Eaton Corp., 7.65%, 11/15/29	Buy	200	0.97	3/20/18	3
Goodrich Corp., 7.63%, 12/15/12	Buy	245	0.47	3/20/18	2
Sealed Air Corp., 5.63%, 7/15/13	Buy	130	1.24	3/20/18	5
JPMorgan Chase
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	1,595	0.60	12/20/12	(13)
Nordstrom, Inc., 6.95%, 3/15/28	Buy	220	1.07	3/20/18	8
Merrill Lynch
Carnival Corp., 6.65%, 1/15/28	Buy	145	1.60	3/20/18	(3)
UBS
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	170	1.78	3/20/13	1
					$(22)

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Bank of America	3 Month LIBOR	Pay	4.15%	6/9/13	$19,050	$ 319
	3 Month LIBOR	Receive	3.90	9/10/13	17,070	101
	3 Month LIBOR	Pay	5.37	2/12/18	7,668	127
	3 Month LIBOR	Pay	5.07	4/14/18	5,630	28
	3 Month LIBOR	Pay	4.98	4/15/18	3,290	6
	3 Month LIBOR	Receive	4.67	8/4/18	9,450	(180)
	3 Month LIBOR	Receive	5.15	8/26/18	10,200	(70)
	3 Month LIBOR	Receive	5.08	9/2/18	32,153	(139)
	3 Month LIBOR	Receive	5.82	2/12/23	9,845	(210)
	3 Month LIBOR	Receive	5.47	4/14/23	7,205	(81)
	3 Month LIBOR	Receive	5.38	4/15/23	3,755	(33)
	3 Month LIBOR	Pay	5.34	8/26/23	13,050	97
	3 Month LIBOR	Pay	5.28	9/2/23	41,200	235
Citigroup	3 Month LIBOR	Pay	3.77	4/24/13	10,500	2
	3 Month LIBOR	Pay	5.33	5/22/17	7,800	653
	3 Month LIBOR	Pay	5.37	5/23/17	7,800	673
	3 Month LIBOR	Pay	5.34	5/24/17	6,800	571
	3 Month LIBOR	Pay	5.24	9/27/17	5,000	302
	3 Month LIBOR	Receive	5.29	9/28/17	6,000	(384)
	3 Month LIBOR	Receive	5.00	11/13/17	2,000	(116)
	3 Month LIBOR	Receive	4.73	12/27/17	4,275	(145)
	3 Month LIBOR	Pay	4.47	1/10/18	4,000	21

42	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Fixed Income Portfolio

Interest Rate Swap Contracts (cont’d)

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Deutsche Bank	3 Month LIBOR	Pay	5.39	5/25/17	$17,600	$1,546
	3 Month LIBOR	Pay	5.43	5/29/17	12,075	1,096
Goldman Sachs	3 Month LIBOR	Pay	5.63	2/28/18	21,380	555
	3 Month LIBOR	Receive	6.04	2/28/23	27,435	(756)
JPMorgan Chase	3 Month LIBOR	Pay	4.07	5/16/13	14,560	198
	3 Month LIBOR	Pay	4.27	6/2/13	5,185	117
	3 Month LIBOR	Pay	5.37	5/23/17	3,300	285
	3 Month LIBOR	Pay	5.34	5/24/17	4,550	383
	3 Month LIBOR	Pay	5.45	5/29/17	11,425	1,054
	3 Month LIBOR	Pay	5.44	8/20/17	2,300	182
	3 Month LIBOR	Pay	5.09	9/11/17	7,000	363
	3 Month LIBOR	Receive	5.23	9/27/17	5,100	(306)
	3 Month LIBOR	Receive	5.30	9/28/17	5,550	(360)
	3 Month LIBOR	Pay	5.25	10/11/17	5,500	437
	3 Month LIBOR	Receive	5.01	11/13/17	3,000	(179)
	3 Month LIBOR	Pay	4.48	1/8/18	3,500	20
	3 Month LIBOR	Receive	4.24	1/22/18	3,475	45
	3 Month LIBOR	Receive	4.52	2/19/18	3,500	(28)
	3 Month LIBOR	Receive	4.62	2/22/18	4,500	(72)
	3 Month LIBOR	Receive	4.41	5/1/18	21,290	(213)
Merrill Lynch	3 Month LIBOR	Pay	5.00	4/15/18	4,385	11
	3 Month LIBOR	Receive	5.40	4/16/23	5,275	(48)
						$6,107

LIBOR — London Inter Bank Offer Rate

Zero Coupon Swap Contracts

The Portfolio had the following zero coupon swap agreement(s) open at period end:

				Unrealized
	Notional			Appreciation
	Amount		Termination	(Depreciation)
Swap Counterparty	(000)	Receive	Date	(000)
JPMorgan Chase	$2,139	3 Month LIBOR	5/15/21	$—
				$—

LIBOR — London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	43

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Core Plus Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio ordinarily will seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest opportunistically in high yield securities (commonly referred to as “junk bonds”). The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may also invest may be denominated in currencies other than U.S. dollars. The Portfolio may also invest in TBAs. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -13.07%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Lehman Brothers U.S. Aggregate Index (the “Index”) which returned 3.65%.

Factors Affecting Performance

•                           The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•                           The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•                           The primary detractor from the Portfolio’s relative performance was an overweight to non-agency mortgage securities as spreads in the sector moved wider over the course of the reporting period.

•                           An underweight in corporate credits for much of the period, however, was additive to relative performance as credit spreads significantly widened, particularly in the financial sector.

•                           Yield-curve positioning was also beneficial to performance as it enabled the Portfolio to benefit from the steepening of the yield curve that occurred during the reporting year.

Management Strategies

•                           The Portfolio maintained a neutral exposure to agency mortgage-backed securities and an overweight to non-agency mortgage-backed securities. The specific non-agency issues held in the Portfolio are backed primarily by Alt-A borrowers (those who have relatively strong credit but are not considered “prime” borrowers) and are concentrated in the senior and middle tranches of the capital structure. Given our expectations that the housing market situation may take some time to work itself out and therefore, these securities would continue to add volatility, we began reducing the Portfolio’s exposure to non-agency mortgage-backed securities in the third quarter of 2008.

•                           With regard to yield-curve positioning, we underweighted longer-dated issues and overweighted intermediate-dated issues in the first half of 2008, a strategy that helped enhance returns as the spread between intermediate- and long-dated yields widened and the curve steepened. This trade was removed during the third quarter of the year and as a result, the Portfolio held a neutral duration, or interest-rate sensitivity, at the end of the period.

•                           During 2007 and into the first quarter of 2008, we maintained an underweight allocation to corporate credits with an emphasis on high-quality names. In response to sharp spread widening later in the period, this position was brought to a neutral stance.

44

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Core Plus Fixed Income Portfolio

*   Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class and Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Lehman Brothers U.S. Aggregate Index(1) and Lipper Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)
Portfolio – Class I (4)	(13.07)%	0.83%	3.60%	7.69%
Lehman Brothers U.S. Aggregate Index	3.65	3.78	5.20	8.09
Lipper Intermediate Investment Grade Debt Funds Index	(2.43)	2.46	4.28	—

Portfolio – Investment Class (5)	(13.12)	0.69	3.45	4.35
Lehman Brothers U.S. Aggregate Index	3.65	3.78	5.20	6.02
Lipper Intermediate Investment Grade Debt Funds Index	(2.43)	2.46	4.28	5.12

Portfolio – Class P (6)	(13.23)	0.58	3.34	4.09
Lehman Brothers U.S. Aggregate Index	3.65	3.78	5.20	5.89
Lipper Intermediate Investment Grade Debt Funds Index	(2.43)	2.46	4.28	5.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)         The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)         The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)         Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)         Commenced operations on November 14, 1984.

(5)         Commenced operations on October 15, 1996.

(6)         Commenced operations on November 7, 1996.

(7)         For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Agency Fixed Rate Mortgages	41.8%
Industrials	12.7
Asset Backed Corporates	11.2
Finance	6.9
Mortgages – Other	6.5
Agency Adjustable Rate Mortgages	5.7
Other**	9.5
Short-Term Investments	5.7
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2008.
**

Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

45

2008 Annual Report

September 30, 2008

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
Fixed Income Securities (113.5%)
Agency Adjustable Rate Mortgages (6.8%)
Federal Home Loan Mortgage Corp., Conventional Pools:
5.30%, 4/1/37	$9,652		$9,778
5.58%, 3/1/37	10,338		10,500
5.70%, 1/1/37	13,738		13,942
5.86%, 10/1/36	9,629		9,874
Federal National Mortgage Association, Conventional Pools:
4.73%, 6/1/36	9,401		9,484
5.31%, 5/1/36	12,295		12,509
5.33%, 7/1/36	9,310		9,480
5.34%, 7/1/36	2,272		2,313
5.35%, 4/1/36	8,739		8,906
5.36%, 8/1/36	1,161		1,183
Government National Mortgage Association, Various Pools:
5.13%, 10/20/25 - 12/20/27	1,299		1,315
5.38%, 1/20/25 - 1/20/28	7,740		7,837
5.63%, 7/20/25 - 9/20/27	868		879
			98,000
Agency Fixed Rate Mortgages (50.3%)
Federal Home Loan Mortgage Corp., Conventional Pools:
5.00%, 1/1/37 - 10/1/37	2,500		2,438
5.13%, 11/17/17(c)	23,760		24,529
5.50%, 8/23/17 - 1/1/37(c)	10,238		10,836
6.75%, 3/15/31(c)	5,500		6,759
10.00%, 10/1/10 - 11/1/20	890		1,022
10.50%, 9/1/09 - 10/1/20	165		186
11.00%, 12/1/10 - 9/1/20	160		182
11.25%, 10/1/11 - 12/1/15	93		105
11.50%, 1/1/11 - 12/1/11	1		1
11.75%, 4/1/19	5		6
12.00%, 10/1/09 - 2/1/15	6		7
13.00%, 6/1/19	2		2
14.75%, 3/1/10	—	@	—	@
Gold Pools:
5.50%, 1/1/37 - 10/1/37	115,860		115,357
6.00%, 8/1/37	115		116
6.50%, 3/1/16 - 8/1/33	1,225		1,268
7.00%, 2/1/28 - 7/1/32	1,698		1,787
7.50%, 8/1/17 - 10/1/32	9,166		9,925
8.00%, 11/1/25 - 12/1/31	2,516		2,730
8.50%, 3/1/20 - 8/1/31	5,254		5,833
9.00%, 7/1/17	385		423
9.50%, 1/1/21 - 12/1/22	408		454
10.00%, 6/1/17 - 3/1/21	301		350
10.50%, 12/1/20 - 4/1/21	123		142
11.00%, 9/1/20	42		48
October TBA:
5.00%, 10/15/38(i)	43,057		41,947
6.00%, 10/15/38(i)	100,010		101,245
Federal National Mortgage Association,
5.38%, 6/12/17(c)	10,000		10,503
Conventional Pools:
5.00%, 4/1/36 - 11/1/37	30,755		29,997
5.50%, 6/1/35 - 8/1/37	553		553
6.50%, 11/1/23 - 1/1/34	21,619		22,364
6.63%, 11/15/30(c)	4,000		4,843
7.00%, 11/1/13 - 4/1/36	43,325		45,538
7.50%, 11/1/22 - 8/1/37	30,413		32,668
8.00%, 2/1/12 - 10/1/32	16,554		17,950
8.50%, 1/1/15 - 5/1/32	14,791		16,314
9.00%, 12/1/08 - 1/1/22	525		576
9.50%, 11/1/13 - 4/1/30	3,495		3,882
10.00%, 9/1/10 - 10/1/25	628		719
10.50%, 5/1/12 - 7/1/25	515		595
11.00%, 7/1/20 - 11/1/20	69		76
11.50%, 1/1/13 - 2/1/20	123		140
12.00%, 11/1/15	138		158
12.50%, 9/1/15 - 2/1/16	17		19
October TBA:
5.50%, 10/25/38(i)	84,199		83,975
6.00%, 10/15/37(i)	28,000		28,363
6.50%, 10/25/38(i)	45,535		46,695
7.00%, 10/25/38(i)	24,350		25,446
Government National Mortgage Association, Various Pools:
9.00%, 12/15/21 - 11/15/24	1,665		1,832
9.50%, 8/15/09 - 12/15/19	1,492		1,650
10.00%, 11/15/09 - 1/15/26	10,250		11,686
10.50%, 9/15/15 - 4/15/25	1,138		1,305
11.00%, 12/15/09 - 2/15/25	2,330		2,632
11.50%, 4/15/13 - 4/20/19	72		82
12.00%, 3/15/11 - 11/15/19	1,190		1,363
12.50%, 6/15/10	4		4
			719,626
Asset Backed Corporates (13.5%)
ACE Securities Corp.,
3.53%, 5/25/34(h)	1,861		1,368
Argent Securities, Inc.,
3.26%, 10/25/36(h)	5,103		4,991
Bear Stearns Asset Backed Securities Trust,
3.31%, 1/25/37(h)	6,123		5,633
Capital Auto Receivables Asset Trust,
2.50%, 4/15/11(h)	14,725		14,363
2.55%, 7/15/10 - 5/15/11(h)	27,555		27,108
Capital One Multi-Asset Execution Trust,
5.75%, 7/15/20	13,450		10,919
Carrington Mortgage Loan Trust,
3.33%, 2/25/35(h)	6,519		6,234
Citibank Credit Card Issuance Trust,
3.19%, 3/22/12(h)	8,975		8,752
Citicorp Residential Mortgage Securities, Inc.,
3.29%, 9/25/36(h)	12		12

46	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
Citigroup Mortgage Loan Trust, Inc.,
3.28%, 1/25/37(h)	$8,354	$6,473
3.62%, 10/25/34(h)	34	32
Contimortgage Home Equity Trust,
8.10%, 8/15/25	78	64
Countrywide Asset Backed Certificates,
3.36%, 5/25/36(h)	1,021	1,008
First Franklin Mortgage Loan Asset
Backed Certificates,
3.26%, 7/25/36(h)	2,218	2,194
Ford Credit Auto Owner Trust,
2.50%, 4/15/10(h)	12,180	12,147
Fremont Home Loan Owner Trust,
3.26%, 10/25/36(h)	7,218	6,901
GSAMP Trust,
3.28%, 1/25/37(h)	4,687	4,425
3.33%, 3/25/47(h)	9,190	8,618
MBNA Master Credit Card Trust,
7.80%, 10/15/12	5,505	5,759
Mid-State Trust,
8.33%, 4/1/30	63	53
Novastar Home Equity Loan,
3.28%, 11/25/36(h)	2	2
Residential Asset Mortgage Products, Inc.,
3.28%, 8/25/36(h)	3,805	3,721
3.30%, 10/25/36(h)	3,805	3,593
Securitized Asset Backed Receivables LLC Trust,
3.29%, 11/25/36(h)	7,609	7,329
3.32%, 2/25/37(h)	5,630	5,256
3.34%, 5/25/37(h)	9,188	8,075
SLM Student Loan Trust,
2.79%, 10/27/14(h)	9,808	9,714
Soundview Home Equity Loan Trust,
3.32%, 2/25/37(h)	11,069	10,249
Structured Asset Securities Corp.,
3.30%, 2/25/37(h)	7,167	7,064
TXU Electric Delivery Transition Bond Co. LLC,
4.81%, 11/17/14	3,115	3,151
Washington Mutual Asset Backed Certificates,
3.32%, 4/25/37(h)	8,060	7,509
		192,717
Collateralized Mortgage Obligations — Agency Collateral Series (4.6%)
Federal Home Loan Mortgage Corp.,
Inv Fl IO REMIC
5.01%, 8/15/30	176	14
Inv Fl REMIC
2.94%, 10/15/36	4,662	4,508
IO
6.00%, 5/1/31	5,480	1,112
7.50%, 12/1/29	317	95
8.00%, 1/1/28 - 6/1/31	2,210	575
PAC REMIC
9.50%, 4/15/20	3	3
Federal National Mortgage Association,
Inv Fl IO REMIC
2.69%, 8/25/34	110,565	2,081
3.19%, 7/25/34	6,723	436
4.99%, 10/25/28	3,965	178
5.29%, 7/25/30	3,257	361
5.80%, 10/18/30	2,021	168
52.88%, 9/25/22	78	108
Inv Fl REMIC
43.23%, 9/25/20	42	61
IO
6.50%, 12/25/29 - 2/1/32	6,644	1,648
7.00%, 4/1/32	4,165	1,133
8.00%, 4/1/24 - 12/1/31	7,404	1,882
8.50%, 10/1/25	231	81
9.00%, 11/1/26	362	116
IO PAC REMIC
8.00%, 9/18/27	1,226	252
IO REMIC
1.42%, 3/25/36	46,599	699
6.00%, 8/25/32 - 7/25/33	3,804	643
6.50%, 2/25/33 - 6/25/33	14,002	2,784
REMIC
7.00%, 9/25/32	2,725	2,818
Government National Mortgage Association,
Inv Fl IO
5.66%, 5/16/31	5,295	704
5.71%, 8/16/31	1,721	198
6.11%, 8/16/29	269	38
PAC
6.00%, 6/20/38	41,690	42,765
		65,461
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.2%)
Bear Stearns Structured Products, Inc.,
IO
Zero Coupon, 3/27/36 - 5/27/36(e)(l)	202,905	—
0.02%, 6/26/36(e)(d)(l)	189,458	19
0.16%, 1/27/37(e)(l)	159,740	16
0.18%, 1/27/37(e)(l)	160,193	16
1.22%, 5/25/37(e)(d)(l)	238,087	24
Countrywide Alternative Loan Trust,
IO
0.18%, 5/25/47(e)(d)(l)	53,309	5
0.41%, 2/25/47(d)(l)	136,359	14
2.18%, 3/20/46	49,396	1,512
2.40%, 12/20/46	117,141	3,587
2.51%, 12/20/35(e)(h)	50,574	1,296
2.54%, 12/20/35(e)(h)	73,663	2,210
2.56%, 2/25/37	58,190	1,490
2.86%, 3/20/47	100,085	3,253
Greenpoint Mortgage Funding Trust,
IO
1.20%, 10/25/45	37,445	1,012
1.30%, 8/25/45	28,562	627

The accompanying notes are an integral part of the financial statements.	47

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Non Agency Collateral Series (cont’d)
GS Mortgage Securities Corp.,
IO
2.84%, 8/25/35(e)(h)	$19,146	$276
Harborview Mortgage Loan Trust,
IO
2.36%, 6/19/35(h)	39,011	433
2.59%, 5/19/35(h)	48,559	486
2.93%, 3/19/37(h)	47,636	1,109
PO
3/19/37	86	12
Harborview NIM Corp.,
IO
1.52%, 12/15/36(d)(l)	4,237	—	@
Indymac Index Mortgage Loan Trust,
IO
2.34%, 7/25/35(h)	31,904	428
Kidder Peabody Mortgage Assets Trust,
IO
9.50%, 4/22/18	2	—	@
Residential Accredit Loans, Inc.,
IO
0.68%, 3/25/47(d)(h)(l)	93,322	9
0.76%, 5/25/47(d)(h)(l)	159,565	16
		17,850
Finance (8.3%)
Ace INA Holding, Inc.,
5.60%, 5/15/15	1,425	1,350
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11(e)	5,667	4,595
American Express Credit Corp.,
7.30%, 8/20/13(c)	2,800	2,703
Bank of America Corp.,
5.75%, 12/1/17	4,725	4,014
Bank of New York Mellon Corp. (The),
4.50%, 4/1/13	1,865	1,748
Bear Stearns Cos. LLC (The),
5.55%, 1/22/17	3,665	3,152
7.25%, 2/1/18	2,620	2,526
Berkshire Hathaway Finance Corp.,
5.40%, 5/15/18(e)	3,335	3,237
Capmark Financial Group, Inc.,
5.88%, 5/10/12	3,680	1,836
6.30%, 5/10/17	1,495	588
Caterpillar Financial Services Corp.,
4.90%, 8/15/13	740	701
Catlin Insurance Co., Ltd.,
7.25%,(e)(h)(o)	4,980	2,226
Chubb Corp.,
5.75%, 5/15/18	475	441
Citigroup, Inc.,
5.88%, 5/29/37	2,815	1,957
6.13%, 5/15/18	875	726
8.40%(h)(o)	3,825	2,608
Credit Suisse USA, Inc.,
5.13%, 8/15/15	690	616
Credit Suisse, New York,
6.00%, 2/15/18	4,710	4,110
Farmers Exchange Capital,
7.05%, 7/15/28(e)	100	80
Farmers Insurance Exchange,
8.63%, 5/1/24(e)	6,970	6,667
General Electric Capital Corp.,
5.63%, 5/1/18(c)	4,650	3,937
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	4,370	3,640
6.75%, 10/1/37	4,765	3,189
HBOS plc,
6.75%, 5/21/18(e)	2,800	2,352
HSBC Finance Corp.,
5.88%, 2/1/09	6,275	6,211
6.75%, 5/15/11	735	739
JPMorgan Chase & Co.,
4.75%, 5/1/13	1,575	1,467
6.00%, 1/15/18	2,500	2,284
Lehman Brothers Holdings, Inc.,
5.75%, 1/3/17(b)	1,710	9
6.88%, 7/17/37(b)	6,060	30
Magnolia Federal Bank,
9.36%, 10/1/07(d)	16	16
Mantis Reef Ltd.,
4.69%, 11/14/08(e)	4,615	4,613
Merrill Lynch Co., Inc.,
6.88%, 4/25/18	6,140	5,441
Metlife, Inc.,
6.13%, 12/1/11	45	45
6.82%, 8/15/18	1,755	1,663
Nationwide Building Society,
4.25%, 2/1/10(e)	5,000	4,918
NYSE Euronext,
4.80%, 6/28/13	2,345	2,235
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	3,015	2,867
ProLogis,
6.63%, 5/15/18	560	482
Prudential Financial, Inc.,
6.63%, 12/1/37	1,840	1,549
SLM Corp.,
4.00%, 1/15/10(c)	3,595	2,823
Travelers Cos., Inc. (The),
5.80%, 5/15/18	1,445	1,327
Two-Rock Pass Through Trust,
3.74%,(e)(h)(o)	2,930	62
Unicredit Luxembourg Finance S.A.,
2.85%, 10/24/08(e)(h)	8,220	8,214
Wachovia Capital Trust III,
5.80%,(h)(o)	6,060	2,546
Wachovia Corp.,
5.50%, 5/1/13	1,095	907

48	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
Wells Fargo & Co.,
5.63%, 12/11/17	$4,630	$4,263
Xlliac Global Funding,
4.80%, 8/10/10(e)	5,360	5,154
		118,864
Industrials 15.3%
Amgen, Inc.,
5.85%, 6/1/17	2,210	2,125
ArcelorMittal,
6.13%, 6/1/18(e)	2,040	1,811
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	2,330	2,158
AstraZeneca plc,
5.90%, 9/15/17	1,925	1,899
AT&T Corp.,
8.00%, 11/15/31(c)	3,105	3,153
AT&T, Inc.,
6.15%, 9/15/34	3,110	2,601
Baxter International, Inc.,
4.63%, 3/15/15	2,325	2,232
5.38%, 6/1/18	750	718
Biogen Idec, Inc.,
6.88%, 3/1/18	2,240	2,212
Bristol-Myers Squibb Co.,
5.45%, 5/1/18	2,435	2,304
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	1,605	1,414
7.13%, 6/15/12	3,255	3,260
Burlington Northern Santa Fe Corp.,
6.13%, 3/15/09	3,605	3,605
Canadian National Railway Co.,
5.55%, 5/15/18	940	930
Comcast Cable Communications LLC,
7.13%, 6/15/13	1,000	1,011
Comcast Corp.,
5.70%, 5/15/18(c)	3,765	3,292
ConAgra Foods, Inc.,
7.00%, 10/1/28	930	900
8.25%, 9/15/30	1,920	2,108
ConocoPhillips,
5.20%, 5/15/18	2,910	2,720
Consumers Energy Co.,
4.00%, 5/15/10	1,410	1,383
4.80%, 2/17/09	3,595	3,594
Cooper Industries, Inc.,
5.25%, 11/15/12	2,765	2,800
Covidien International Finance S.A.,
6.00%, 10/15/17	2,375	2,350
COX Communications, Inc.,
6.25%, 6/1/18(e)	2,180	2,029
CVS Caremark Corp.,
5.75%, 6/1/17	1,145	1,072
CVS Pass-Through Trust,
6.04%, 12/10/28(e)	3,633	3,270
Daimler Finance North America LLC,
7.20%, 9/1/09	25	25
Daimler Finance North America LLC,
8.50%, 1/18/31	1,790	1,803
Delhaize America, Inc.,
9.00%, 4/15/31	2,756	2,900
Dell, Inc.,
5.65%, 4/15/18(e)	1,280	1,177
Deutsche Telekom International Finance B.V.,
8.75%, 6/15/30	1,470	1,425
Devon Financing Corp. UCL,
7.88%, 9/30/31	1,535	1,563
Dr. Pepper Snapple Group, Inc.,
6.82%, 5/1/18(e)	1,585	1,533
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	1,620	1,584
Echostar DBS Corp.,
6.38%, 10/1/11	2,395	2,209
6.63%, 10/1/14	545	439
FBG Finance Ltd.,
5.13%, 6/15/15(e)	2,985	2,803
Fiserve, Inc.,
6.80%, 11/20/17(c)	3,015	2,914
France Telecom S.A.,
8.50%, 3/1/31	3,495	3,802
Gaz Capital S.A.,
6.51%, 3/7/22(e)	575	415
General Electric Co.,
5.25%, 12/6/17	12,215	10,707
General Mills, Inc.,
5.25%, 8/15/13	1,120	1,113
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	2,760	2,625
Grupo Televisa S.A.,
6.00%, 5/15/18(c)(e)	1,450	1,376
GTL Trade Finance, Inc.,
7.25%, 10/20/17(e)	1,175	1,128
Harley-Davidson Funding Corp.,
6.80%, 6/15/18(e)	1,645	1,543
Hewlett-Packard Co.,
5.50%, 3/1/18	1,135	1,067
Home Depot, Inc.,
2.94%, 12/16/09(h)	4,240	3,990
5.40%, 3/1/16	2,075	1,767
Honeywell International, Inc.,
5.30%, 3/1/18	2,020	1,905
Hospira, Inc.,
4.24%, 3/30/10(h)	3,845	3,736
ICI Wilmington, Inc.,
4.38%, 12/1/08	2,040	2,036
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14	2,365	1,975

The accompanying notes are an integral part of the financial statements.	49

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
John Deere Capital Corp.,
5.75%, 9/10/18	$1,760	$1,640
KLA-Tencor Corp.,
6.90%, 5/1/18	2,120	1,974
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	3,160	3,040
Kraft Foods, Inc.,
6.13%, 8/23/18	2,665	2,493
Kroger Co. (The),
6.40%, 8/15/17	1,495	1,436
LG Electronics, Inc.,
5.00%, 6/17/10(e)	1,830	1,809
Macy’s Retail Holdings, Inc.,
5.95%, 11/1/08	705	704
Marathon Oil Corp.,
5.90%, 3/15/18	1,565	1,392
6.00%, 10/1/17	1,350	1,215
Medco Health Solutions, Inc.,
7.13%, 3/15/18	2,160	2,192
MGM Mirage,
6.00%, 10/1/09	2,075	1,950
Monsanto Co.,
5.13%, 4/15/18	840	800
Nine Dragons Paper Holdings Ltd.,
7.88%, 4/29/13(e)	3,250	2,990
Oracle Corp.,
5.75%, 4/15/18	2,390	2,223
Parker Hannifin Corp.,
5.50%, 5/15/18	1,635	1,634
Pearson Dollar Finance Two plc,
6.25%, 5/6/18(e)	1,035	995
Petro-Canada,
6.05%, 5/15/18	2,210	1,932
Philip Morris International, Inc.,
5.65%, 5/16/18	2,235	2,070
Pilgrim’s Pride Corp.,
7.63%, 5/1/15	2,540	1,588
Questar Market Resources, Inc.,
6.80%, 4/1/18	2,525	2,550
Reynolds American, Inc.,
6.50%, 7/15/10	2,540	2,641
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	3,105	2,941
Rogers Communications, Inc.,
6.80%, 8/15/18	1,830	1,734
Sprint Capital Corp.,
8.75%, 3/15/32	2,655	2,075
Starwood Hotels & Resorts Worldwide, Inc.,
6.75%, 5/15/18	1,655	1,482
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13(e)	4,287	4,342
Telecom Italia Capital S.A.,
4.00%, 1/15/10	3,370	3,273
7.00%, 6/4/18	2,550	2,293
Telefonica Europe B.V.,
8.25%, 9/15/30	3,700	3,729
Time Warner Cable, Inc.,
6.75%, 7/1/18	2,165	2,025
Time Warner, Inc.,
5.88%, 11/15/16	2,625	2,311
Tyco Electronics Group S.A.,
5.95%, 1/15/14	2,630	2,590
Union Pacific Corp.,
5.45%, 1/31/13	6,135	6,022
UnitedHealth Group, Inc.,
6.00%, 2/15/18	2,450	2,220
Verizon Communications, Inc.,
5.50%, 2/15/18	1,245	1,102
Verizon New England, Inc.,
6.50%, 9/15/11	2,100	2,083
Viacom, Inc.,
6.88%, 4/30/36	3,720	2,990
Vivendi,
6.63%, 4/4/18(e)	3,810	3,674
Vodafone Group plc,
5.63%, 2/27/17	1,050	935
Walgreen Co.,
4.88%, 8/1/13	1,685	1,686
Wal-Mart Stores, Inc.,
4.25%, 4/15/13	3,160	3,105
Weatherford International Ltd.,
6.00%, 3/15/18	1,530	1,376
Wyeth,
5.45%, 4/1/17	1,510	1,462
5.50%, 2/15/16	595	581
Xerox Corp.,
6.35%, 5/15/18	2,250	2,060
XTO Energy, Inc.,
5.50%, 6/15/18	2,635	2,333
Yum! Brands, Inc.,
8.88%, 4/15/11	3,140	3,385
		219,588
Mortgages — Other (7.8%)
American Express Co.,
9.63%, 12/25/12(d)	17	17
American Home Mortgage Assets,
3.40%, 10/25/46 - 6/25/47(d)(h)	33,530	18,215
3.44%, 5/25/46(d)(h)	6,604	2,376
3.45%, 6/25/47(h)	3,129	1,001
3.51%, 6/25/47(d)(h)	7,898	1,164
3.53%, 10/25/46(d)(h)	8,206	1,477
American Housing Trust,
9.55%, 9/25/20	25	24

50	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

		Face
		Amount	Value
		(000)	(000)
Mortgages — Other (cont’d)
Banc of America Funding Corp.,
3.54%, 9/20/35(d)(h)		$3,537	$1,432
Bear Stearns Mortgage Funding Trust,
3.38%, 3/25/37(d)(h)		9,017	4,869
Bear Stearns Structured Products, Inc.,
6.50%, 3/27/36(d)(e)		283	28
Countrywide Alternative Loan Trust,
3.38%, 5/25/47(d)(h)		15,100	8,456
3.40%, 10/25/46(h)		14,838	9,111
3.48%, 7/25/46(h)		77	31
3.49%, 12/20/46(h)		—	—
3.71%, 6/25/47(h)		8,203	1,596
4.56%, 2/25/36(d)(h)		10,533	4,088
Deutsche ALT-A Securities NIM Trust,
6.75%, 2/25/47(e)		624	580
Deutsche ALT-A Securities, Inc.
Alternate Loan Trust,
3.69%, 2/25/47(d)(h)		6,195	1,225
GSR Mortgage Loan Trust,
3.40%, 8/25/46(d)(h)		96	72
Harborview Mortgage Loan Trust,
3.23%, 1/25/47(d)(h)		9,672	3,374
3.27%, 11/19/36 - 3/19/37(d)(h)		4,771	1,739
3.44%, 8/21/36(d)(h)		11,234	3,932
Indymac Index Mortgage Loan Trust,
3.31%, 2/25/37(h)		10,290	8,628
3.49%, 7/25/35(d)(h)		2,407	885
3.59%, 10/25/36(d)(h)		6,519	2,249
Luminent Mortgage Trust,
3.43%, 12/25/36(d)(h)		16,437	5,289
Mastr Adjustable Rate Mortgages Trust,
3.46%, 4/25/46(d)(h)		47	18
3.80%, 4/25/46(h)		3,354	708
Residential Accredit Loans, Inc.,
3.35%, 3/25/37(d)(h)		12,198	6,587
Ryland Acceptance Corp. IV,
6.65%, 7/1/11		52	52
Structured Adjustable Rate
Mortgage Loan Trust,
3.51%, 9/25/34(h)		881	681
Structured Asset Mortgage Investments, Inc.,
3.40%, 2/25/36(d)(h)		4,305	2,282
3.47%, 5/25/36(d)(h)		3,988	1,581
3.48%, 4/25/36(h)		11,247	4,637
3.49%, 7/25/46(d)(h)		8,806	2,201
Washington Mutual Alternative Mortgage
Pass Through Certificates,
3.40%, 7/25/46(d)(h)		453	254
3.50%, 11/25/46(d)(h)		6,137	1,186
3.80%, 4/25/46(d)(h)		9,548	5,378
Washington Mutual Mortgage
Pass Through Certificates,
3.48%, 4/25/45(d)(h)		36	15
3.50%, 8/25/45(h)		115	113
Washington Mutual, Inc.,
3.47%, 10/25/45(h)		496	488
3.51%, 10/25/46(d)(h)		8,396	1,751
3.80%, 5/25/46(d)(h)		5,538	2,326
			112,116
Sovereign (1.1%)
Federative Republic of Brazil,
6.00%, 1/17/17(c)		7,045	6,816
Korea Railroad Corp.,
5.38%, 5/15/13(e)		1,530	1,436
Mexican Bonos,
9.50%, 12/18/14	MXN	75,635	7,292
			15,544
U.S. Treasury Security (1.2%)
U.S. Treasury Bond STRIPS,
Zero Coupon, 5/15/21		$29,465	16,553
Utilities (3.4%)
Arizona Public Service Co.,
5.80%, 6/30/14		3,470	3,214
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37		1,130	897
7.88%, 4/1/13		730	750
Colorado Interstate Gas Co.,
6.80%, 11/15/15		2,129	2,028
Consolidated Natural Gas Co.,
6.25%, 11/1/11		1,760	1,777
Detroit Edison Co. (The),
6.13%, 10/1/10		2,590	2,658
E.ON International Finance B.V.,
5.80%, 4/30/18(e)		3,305	3,165
Entergy Gulf States, Inc.,
3.21%, 12/1/09(h)		1,995	1,977
3.57%, 12/8/08(e)(h)		1,957	1,953
Equitable Resources, Inc.,
6.50%, 4/1/18		1,985	1,897
Israel Electric Corp. Ltd.,
7.25%, 1/15/19(e)		2,135	2,142
Kinder Morgan Finance Co.,
5.70%, 1/5/16		3,075	2,660
NiSource Finance Corp.,
6.80%, 1/15/19		1,400	1,274
7.88%, 11/15/10		3,590	3,694
Ohio Edison Co.,
6.40%, 7/15/16		2,370	2,258
Ohio Power Co.,
6.00%, 6/1/16		3,605	3,445
Peco Energy Co.,
5.35%, 3/1/18		1,830	1,665

The accompanying notes are an integral part of the financial statements.	51

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Utilities (cont’d)
Plains All American Pipeline LP/PAA Finance Corp.,
6.70%, 5/15/36	$ 2,850	$ 2,463
PPL Energy Supply LLC,
6.30%, 7/15/13(c)	1,380	1,344
Public Service Co. of Colorado,
6.50%, 8/1/38	1,290	1,229
Public Service Electric & Gas Co.,
5.00%, 1/1/13	20	20
Texas Eastern Transmission LP,
7.00%, 7/15/32	2,295	2,236
Trans-Canada Pipelines Ltd.,
6.50%, 8/15/18	1,840	1,788
Union Electric Co.,
6.40%, 6/15/17	1,960	1,872
		48,406
Total Fixed Income Securities (Cost $1,904,390)		1,624,725

	Shares
Short-Term Investments (12.3%)
Securities held as Collateral on Loaned Securities (5.4%)
Investment Company (4.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	69,250,752	69,251

	Face
	Amount
	(000)
Short-Term Debt (0.6%)
Bancaja,
2.96%, 11/12/08(h)	$ 1,477	1,477
Citigroup Global Markets, Inc.,
1.00%, 10/1/08	6,502	6,502
		7,979
		77,230

	Shares
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	10,902,078	10,902

	Face
	Amount
	(000)
U.S. Government & Agency Security (1.7%)
Federal Home Loan Bank,
2.12%, 10/10/08(t)	$ 25,000	24,997
U.S. Treasury Securities (4.4%)
U.S. Treasury Bills,
0.17%, 10/9/08(c)(r)(j)	20,225	20,224
0.70%, 12/4/08(c)(r)	35,000	34,956
0.95%, 1/15/09(c)(r)	7,400	7,380
		62,560
Total Short-Term Investments (Cost $175,623)		175,689
Total Investments (125.8%) (Cost $2,080,013) — including $119,803 of Securities Loaned		1,800,414
Liabilities in Excess of Other Assets (-25.8%)		(368,695)
Net Assets (100%)		$1,431,719

(b)	Issuer is in default.
(c)	All or a portion of security on loan at September 30, 2008.
(d)	Security was valued at fair value — At September 30, 2008, the Portfolio held $84,569,000 of fair valued securities, representing 5.9% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(l)	Security has been deemed illiquid at September 30, 2008.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2008.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2008.
(t)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
@	Face Amount/Value is less than $500.
Inv Fl	Inverse Floating Rate - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2008.
IO	Interest Only
MXN	Mexican Peso
PAC	Planned Amortization Class
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

52	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
EuroDollar CME	257	$ 62,030	Dec-08	$1,154
EuroDollar CME	104	25,210	Jun-09	355
EuroDollar CME	39	9,375	Jun-10	87
U.S. Treasury 5 yr. Note	4	449	Dec-08	— @
U.S. Treasury Long Bond	1,191	139,552	Dec-08	(979)
Short:
EuroDollar CME	214	51,660	Dec-09	(665)
EuroDollar CME	142	33,959	Dec-10	(219)
U.S. Treasury 2 yr. Note	209	44,608	Dec-08	(294)
U.S. Treasury 10 yr. Note	250	28,656	Dec-08	636
5 yr. Swap	475	51,538	Dec-08	(236)
10 yr. Swap	545	60,955	Dec-08	44
				$ (117)

CME — Chicago Mercantile Exchange

The accompanying notes are an integral part of the financial statements.	53

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Bank of America
Carnival Corp., 6.65%, 1/15/28	Buy	$ 1,680	1.57%	3/20/18	$ (31)
Goodrich Corp., 7.63%, 12/15/12	Buy	2,215	0.70	3/20/13	(21)
Textron Financial Corp., 5.13%, 2/3/11	Buy	1,785	0.80	3/20/18	321
Citigroup
Eaton Corp., 7.65%, 11/15/29	Buy	1,560	0.82	3/20/18	20
Credit Suisse
Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	1,690	1.00	3/20/15	(32)
Goldman Sachs
American Standard, Inc., 7.63%, 2/15/10	Buy	1,065	0.50	3/20/13	(2)
AvalonBay Communities, Inc., 6.13%, 11/1/12	Buy	2,840	3.05	3/20/13	(49)
Coca-Cola Enterprises, Inc., 6.13%, 8/15/11	Buy	5,960	0.59	3/20/13	(29)
Dow Jones CDX North America Investment Grade Index, Series 10	Sell	10,420	1.55	6/20/13	(172)
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	3,140	0.60	12/20/12	(45)
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	6,180	0.80	12/20/17	(154)
Eaton Corp., 7.65%, 11/15/29	Buy	1,600	0.97	3/20/18	23
Goodrich Corp., 7.63%, 12/15/12	Buy	1,700	0.47	3/20/18	14
Sealed Air Corp., 5.63%, 7/15/13	Buy	1,015	1.24	3/20/18	40
JPMorgan Chase
Nordstrom, Inc., 6.95%, 3/15/28	Buy	1,770	1.07	3/20/18	62
SLM Corp., 5.13%, 8/27/12	Buy	1,745	4.95	3/20/13	(453)
Merrill Lynch
Carnival Corp., 6.65%, 1/15/28	Buy	920	1.60	3/20/18	(16)
SLM Corp., 5.13%, 8/27/12	Buy	1,745	5.00	3/20/13	(451)
UBS
American Standard, Inc., 7.63%, 2/15/10	Buy	2,065	0.50	3/20/13	(3)
American Standard, Inc., 7.63%, 2/15/10	Buy	3,495	0.60	3/20/18	(2)
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	2,740	1.73	3/20/18	35
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	2,740	1.78	3/20/13	11
					$(934)

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Bank of America	3 Month LIBOR	Pay	4.20%	6/3/13	$ 25,000	$ 475
	3 Month LIBOR	Pay	4.15	6/9/13	157,825	2,643
	3 Month LIBOR	Receive	4.17	8/4/13	195,765	(1,289)
	3 Month LIBOR	Receive	5.38	7/24/18	176,793	(2,724)
	3 Month LIBOR	Pay	3.83	9/9/13	30,000	(275)
	3 Month LIBOR	Receive	3.90	9/10/13	123,460	732
	3 Month LIBOR	Pay	4.09	9/17/17	53,550	(1,195)
	3 Month LIBOR	Pay	5.37	2/12/18	59,830	989
	3 Month LIBOR	Pay	5.07	4/14/18	46,695	233
	3 Month LIBOR	Pay	4.98	4/15/18	30,740	55
	3 Month LIBOR	Receive	4.74	7/7/18	36,000	(927)
	3 Month LIBOR	Receive	4.67	8/4/18	150,250	(2,867)
	3 Month LIBOR	Receive	5.15	8/26/18	15,000	(103)
	3 Month LIBOR	Receive	5.82	2/12/23	76,862	(1,638)
	3 Month LIBOR	Receive	5.47	4/14/23	59,805	(672)
	3 Month LIBOR	Receive	5.38	4/15/23	35,390	(307)

54	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Interest Rate Swap Contracts (cont’d)

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Bank of America (cont’d)	3 Month LIBOR	Pay	5.56%	7/24/23	$226,242	$ 3,057
	3 Month LIBOR	Pay	5.34	8/26/23	19,250	143
Citigroup	3 Month LIBOR	Pay	3.77	4/24/13	65,500	11
	3 Month LIBOR	Pay	5.33	5/22/17	38,500	3,223
	3 Month LIBOR	Pay	5.37	5/23/17	65,500	5,653
	3 Month LIBOR	Pay	5.41	5/25/17	26,200	2,350
	3 Month LIBOR	Pay	5.44	5/29/17	33,500	3,071
	3 Month LIBOR	Receive	5.29	9/28/17	45,000	(2,882)
	3 Month LIBOR	Receive	5.00	11/13/17	15,000	(871)
	3 Month LIBOR	Receive	4.73	12/27/17	35,600	(1,208)
Deutsche Bank	3 Month LIBOR	Pay	5.35	5/24/17	75,500	6,406
	3 Month LIBOR	Pay	5.39	5/25/17	95,775	8,410
	3 Month LIBOR	Pay	5.43	5/29/17	101,350	9,202
	6 Month EUR LIBOR	Receive	4.93	7/1/18	167,475	(2,032)
	6 Month EUR LIBOR	Receive	4.86	7/9/18	26,835	(228)
	6 Month EUR LIBOR	Receive	4.86	7/10/18	24,300	(206)
	6 Month EUR LIBOR	Pay	4.96	7/24/18	109,303	1,448
	6 Month EUR LIBOR	Receive	4.68	9/11/18	122,280	—
	6 Month EUR LIBOR	Pay	4.71	9/11/18	122,280	141
	3 Month LIBOR	Receive	4.83	9/11/18	162,280	766
	3 Month LIBOR	Pay	4.86	9/11/18	162,280	—
	6 Month EUR LIBOR	Pay	5.27	7/2/23	210,355	3,124
	6 Month EUR LIBOR	Pay	5.24	7/9/23	33,655	460
	6 Month EUR LIBOR	Pay	5.24	7/10/23	30,450	418
	6 Month EUR LIBOR	Receive	5.19	7/24/23	137,230	(1,598)
Goldman Sachs	3 Month LIBOR	Pay	5.63	2/28/18	174,355	4,526
	3 Month LIBOR	Receive	6.04	2/28/23	223,685	(6,165)
JPMorgan Chase	3 Month LIBOR	Pay	4.07	5/16/13	83,415	1,136
	3 Month LIBOR	Pay	4.07	5/16/13	75,000	1,030
	3 Month LIBOR	Pay	4.27	6/2/13	54,215	1,227
	3 Month LIBOR	Pay	5.37	5/23/17	22,700	1,964
	3 Month LIBOR	Pay	5.34	5/24/17	50,000	4,208
	3 Month LIBOR	Pay	5.09	9/11/17	88,500	4,593
	3 Month LIBOR	Pay	5.16	9/20/17	37,000	2,087
	3 Month LIBOR	Receive	5.23	9/27/17	46,000	(2,759)
	3 Month LIBOR	Receive	5.30	9/28/17	47,000	(3,049)
	3 Month LIBOR	Pay	5.25	10/11/17	44,000	3,498
	3 Month LIBOR	Receive	5.01	11/13/17	25,000	(1,489)
	3 Month LIBOR	Pay	4.48	1/8/18	33,000	186
	3 Month LIBOR	Receive	4.24	1/22/18	27,625	359
	3 Month LIBOR	Receive	4.52	2/19/18	33,000	(267)
	3 Month LIBOR	Receive	4.62	2/22/18	34,500	(552)
	3 Month LIBOR	Receive	4.41	5/1/18	140,425	(1,405)
	3 Month LIBOR	Receive	4.41	5/1/18	34,225	(342)
	3 Month LIBOR	Receive	4.75	6/30/18	65,000	(2,209)
Merrill Lynch	3 Month LIBOR	Pay	5.00	4/15/18	41,010	99
	3 Month LIBOR	Receive	5.40	4/16/23	49,725	(453)
						$38,211

EUR       — Euro

LIBOR   — London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	55

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Core Plus Fixed Income Portfolio

Zero Coupon Swap Contracts

The Portfolio had the following zero coupon swap agreement(s) open at period end:

				Unrealized
	Notional			Appreciation
	Amount		Termination	(Depreciation)
Swap Counterparty	(000)	Receive	Date	(000)
JPMorgan Chase	$16,561	3 Month LIBOR	5/15/21	$—
				$—

LIBOR — London Inter Bank Offer Rate

56	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

High Yield Portfolio

The High Yield Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in U.S. dollar-denominated high yield securities (commonly referred to as “junk bonds”). The Portfolio also may invest in investment grade fixed income securities, including U.S. government, corporate and mortgage securities. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may also invest may be denominated in currencies other than U.S. dollars. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -12.95%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index (the “Index”) which returned -10.51%.

Factors Affecting Performance

•               The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•               The month of September, 2008, however, will undoubtedly be remembered as one of the worst periods in the history of the financial markets. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers, taken over by the government, or failed entirely. The extreme volatility and illiquidity in the market led to significant price erosion across all sectors except U.S. Treasuries as investors fled risk assets.

•               High-yield spreads widened over the course of the reporting year to close the period 1,064 basis points over Treasuries, near the all-time wide levels seen in 1991 and 2002, while the yield to maturity of the Lehman Brothers 2% Issuer Capped High Yield Index rose to 13.68% by period end. The high-yield market posted its worst monthly and quarterly returns on record for September and the third quarter of 2008, respectively.

•               The Portfolio’s higher relative credit quality was additive to performance as higher-rated bonds outperformed those with lower ratings.

•               An overweight allocation to the healthcare sector was also additive to returns as this was the top-performing sector of the high-yield market for the period.

•               Conversely, holdings in mortgage securities as well as security selection within financials detracted from performance.

Management Strategies

•               We continued to position the portfolio defensively in terms of credit quality, focusing on the higher-rated segment of the high-yield market.

•               With global economies expected to contract, we believe it is likely that corporate earnings will weaken, credit rating downgrades will increase, and defaults will continue to rise. Whether companies will be able to raise capital in the market will depend on liquidity conditions.

•               Although high-yield spreads have dramatically widened, we believe it is prudent to remain defensive at least for the short term until we see signs of improvement in the market.

•               As of the end of the period, the Portfolio’s main overweighted sectors were healthcare, chemicals, and food/tobacco/beverage while the major underweighted sectors were building products/home builders, technology, and aerospace/defense.

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

High Yield Portfolio

*   Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index(1), and the Lipper High Current Yield Bond Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class I (4)	(12.95)%	3.06%	1.77%	6.14%
Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index	(10.51)	4.37	4.56	—
Lipper High Current Yield Bond Funds Index	(11.45)	3.96	3.16	6.15
Portfolio – Class P (5)	(13.17)	2.81	1.55	2.25
Lehman Brothers U.S. Corporate High Yield - 2% Issuer Cap Index	(10.51)	4.37	4.56	4.87
Lipper High Current Yield Bond Funds Index	(11.45)	3.96	3.16	3.43

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Lehman Brothers U.S. Corporate High Yield -2% Issuer Cap Index is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index which covers the U.S. dollar-denominated, non-investment grade, fixed rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The Index excludes emerging markets debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper High Current Yield Bond Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on February 28, 1989.
(5)	Commenced operations on January 31, 1997.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Percentage of
Classification	Total Investments
Health Care	11.7%
Utilities	10.3
Energy	9.7
Chemicals	6.8
Telecommunications	6.6
Transportation	5.5
Gaming & Leisure	5.1
Other**	39.7
Short-Term Investments	4.6
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2008.
**

Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

September 30, 2008

Portfolio of Investments

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Fixed Income Securities (93.3%)
Broadcasting (0.8%)
Lin Television Corp.,
6.50%, 5/15/13		$1,045	$820
Cable (4.0%)
Cablevision Systems Corp.,
7.13%, 4/1/09(h)		585	581
Charter Communications Holdings I LLC,
11.00%, 10/1/15(c)		652	434
Charter Communications Holdings II LLC,
10.25%, 10/1/13(e)		522	436
CSC Holdings, Inc.,
8.50%, 6/15/15(e)		340	318
DirecTV Holdings LLC/Direct TV Financing Co.,
6.38%, 6/15/15		120	106
7.63%, 5/15/16(e)		1,000	910
Echostar DBS Corp.,
6.38%, 10/1/11		1,015	936
PanAmSat Corp.,
9.00%, 8/15/14(d)(l)		307	271
Virgin Media Finance plc,
8.75%, 4/15/14		230	194
9.13%, 8/15/16		145	122
			4,308
Chemicals (6.7%)
Berry Plastics Holding Corp.,
8.88%, 9/15/14		1,405	1,103
Innophos Holdings, Inc.,
9.50%, 4/15/12(e)		600	609
Innophos, Inc.,
8.88%, 8/15/14		1,050	1,055
Koppers Holdings, Inc.,
Zero Coupon, 11/15/14(g)		1,155	1,040
Koppers, Inc.,
9.88%, 10/15/13		490	507
Rockwood Specialties Group, Inc.,
7.63%, 11/15/14	EUR	700	897
Terra Capital, Inc.,
7.00%, 2/1/17		$1,080	1,031
Westlake Chemical Corp.,
6.63%, 1/15/16		1,130	966
			7,208
Collateralized Mortgage Obligations — Non Agency Collateral Series (0.0%)
Bear Stearns Structured Products, Inc.,
IO
0.02%, 6/26/36(d)(e)(l)		13,693	1
0.16%, 1/27/37(d)(e)(l)		19,694	2
0.18%, 1/27/37(d)(e)(l)		14,199	1
1.22%, 5/25/37(d)(e)(l)		17,852	2
Countrywide Alternative Loan Trust,
IO
0.41%, 2/25/47(d)(l)		11,189	1
Harborview NIM Corp.,
1.52%, 12/15/36(d)(l)		606	—	@
Residential Accredit Loans, Inc.,
0.68%, 3/25/47((d)h)(l)		6,306	1
0.76%, 5/25/47(d)(h)(l)		12,084	1
			9
Consumer Products (1.5%)
Jarden Corp.,
7.50%, 5/1/17(c)		875	733
Oxford Industries, Inc.,
8.88%, 6/1/11(c)		925	841
			1,574
Diversified Media (3.2%)
CanWest MediaWorks, Inc.,
8.00%, 9/15/12(c)		1,552	1,304
Dex Media West LLC/Dex Media Finance Co.,
9.88%, 8/15/13		1,030	641
Idearc, Inc.,
8.00%, 11/15/16		2,760	766
Valassis Communications, Inc.,
8.25%, 3/1/15		1,010	702
			3,413
Energy (8.9%)
Chaparral Energy, Inc.,
8.50%, 12/1/15		1,505	1,196
8.88%, 2/1/17		240	191
Chesapeake Energy Corp.,
6.63%, 1/15/16(c)		1,025	925
Cie Generale de Geophysique S.A.,
7.50%, 5/15/15		760	730
Cimarex Energy Co.,
7.13%, 5/1/17		330	305
Gaz Capital S.A.,
6.51%, 3/7/22(e)		175	126
Helix Energy Solutions Group, Inc.,
9.50%, 1/15/16(e)		835	785
Hilcorp Energy I LP/Hilcorp Finance Co.,
7.75%, 11/1/15(e)		1,765	1,527
Massey Energy Co.,
6.88%, 12/15/13		1,540	1,401
Newfield Exploration Co.,
7.13%, 5/15/18		200	175
OPTI Canada, Inc.,
8.25%, 12/15/14		1,425	1,282
Pacific Energy Partners, LP/Pacific Energy Finance Corp.,
7.13%, 6/15/14		665	654
Plains Exploration & Production Co.,
7.63%, 6/1/18		215	191
			9,488

The accompanying notes are an integral part of the financial statements.	59

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Financial (2.5%)
Alfa MTN Investments Ltd.,
9.25%, 6/24/13(e)		$500	$447
Capmark Financial Group, Inc.,
5.88%, 5/10/12		2,150	1,073
6.30%, 5/10/17		120	47
GrafTech Finance, Inc.,
10.25%, 2/15/12		68	70
ProLogis,
6.63%, 5/15/18		190	163
Realogy Corp.,
10.50%, 4/15/14		1,085	483
Residential Capital LLC,
8.13%, 11/21/08		247	211
8.50%, 5/15/10(e)		47	26
9.63%, 5/15/15(e)		616	151
			2,671
Food & Drug (2.6%)
Axcan Intermediate Holdings, Inc.,
12.75%, 3/1/16(e)		360	358
CA FM Lease Trust,
8.50%, 7/15/17(e)		863	970
Rite Aid Corp.,
8.63%, 3/1/15(c)		485	257
SUPERVALU, Inc.,
7.50%, 5/15/12 - 11/15/14		1,295	1,263
			2,848
Food & Tobacco (3.2%)
Constellations Brands, Inc.,
7.25%, 5/15/17		825	763
Michael Foods, Inc.,
8.00%, 11/15/13		1,170	1,141
Pilgrim’s Pride Corp.,
7.63%, 5/1/15		1,470	919
Smithfield Foods, Inc.,
7.00%, 8/1/11		160	140
7.75%, 5/15/13		520	439
			3,402
Forest Products (4.5%)
Crown Americas LLC/Crown Americas Capital Corp.,
7.63%, 11/15/13		330	327
Crown European Holdings S.A.,
6.25%, 9/1/11	EUR	520	666
Georgia-Pacific LLC,
7.13%, 1/15/17(e)		$1,110	996
Glatfelter,
7.13%, 5/1/16		205	199
Graham Packaging Co., Inc.,
8.50%, 10/15/12(c)		615	572
9.88%, 10/15/14(c)		850	744
Graphic Packaging International, Inc.,
9.50%, 8/15/13(c)		1,145	1,042
Owens-Illinois, Inc.,
7.50%, 5/15/10(c)		355	353
			4,899
Gaming & Leisure (5.1%)
Harrah’s Operating Co., Inc,
5.38%, 12/15/13(c)		2,735	889
Host Hotels & Resorts LP,
6.38%, 3/15/15		1,700	1,390
Isle of Capri Casinos, Inc.,
7.00%, 3/1/14(c)		2,250	1,519
Las Vegas Sands Corp.,
6.38%, 2/15/15(c)		1,340	1,032
Station Casinos, Inc.,
6.00%, 4/1/12(c)		315	178
6.88%, 3/1/16(c)		1,580	450
			5,458
Health Care (11.7%)
CHS/Community Health Systems, Inc.,
8.88%, 7/15/15		770	735
DaVita, Inc.,
6.63%, 3/15/13		1,170	1,117
Fisher Scientific International, Inc.,
6.13%, 7/1/15		885	855
FMC Finance III S.A.,
6.88%, 7/15/17		740	716
Fresenius Medical Care Capital Trust IV,
7.88%, 6/15/11		465	472
Fresenius Medical Care Capital Trust V,
7.38%, 6/15/11	EUR	450	621
HCA, Inc.,
5.75%, 3/15/14		$625	491
6.25%, 2/15/13		1,725	1,449
6.50%, 2/15/16		565	450
9.13%, 11/15/14(c)		210	205
Invacare Corp.,
9.75%, 2/15/15		235	236
LVB Acquisition Merger Sub, Inc. PIK,
10.38%, 10/15/17		460	458
Medco Health Solutions, Inc.,
7.13%, 3/15/18		525	533
National Mentor Holdings, Inc.,
11.25%, 7/1/14		975	980
Omnicare, Inc.,
6.75%, 12/15/13		1,140	1,040
Sun Healthcare Group, Inc.,
9.13%, 4/15/15		775	744
Tenet Healthcare Corp.,
9.88%, 7/1/14		425	416
Warner Chilcott Corp.,
8.75%, 2/1/15		945	936
			12,454

60	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

High Yield Portfolio

		Face
		Amount	Value
		(000)	(000)
Housing (1.1%)
Nortek, Inc.,
8.50%, 9/1/14		$1,780	$1,023
Pulte Homes, Inc.,
6.38%, 5/15/33		160	117
			1,140
Industrials (1.9%)
Interpublic Group of Cos., Inc.,
6.25%, 11/15/14		510	426
Tenet Healthcare Corp.,
7.38%, 2/1/13		1,735	1,588
			2,014
Information Technology (3.2%)
Freescale Semiconductor, Inc.,
8.88%, 12/15/14		1,345	935
KLA-Tencor Corp.,
6.90%, 5/1/18		760	708
Lender Processing Services, Inc.,
8.13%, 7/1/16(e)		90	88
NXP B.V./NXP Funding LLC,
7.88%, 10/15/14		415	280
SunGard Data Systems, Inc.,
9.13%, 8/15/13(c)		890	805
Vangent, Inc.,
9.63%, 2/15/15		775	635
			3,451
Manufacturing (2.9%)
Baldor Electric Co.,
8.63%, 2/15/17(c)		460	442
Johnsondiversey, Inc.,
9.63%, 5/15/12(c)		1,750	1,774
Propex, Inc.,
10.00%, 12/1/12(b)		1,210	15
RBS Global, Inc./Rexnord Corp.,
8.88%, 9/1/16		1,000	915
			3,146
Metals (1.7%)
Evraz Group S.A.,
9.50%, 4/24/18(e)(c)		540	392
Foundation PA Coal Co.,
7.25%, 8/1/14		575	558
Freeport-McMoran Copper & Gold, Inc.,
8.38%, 4/1/17		910	898
			1,848
Mortgages — Other (0.4%)
American Home Mortgage Assets,
3.51%, 6/25/47(d)(h)		567	84
3.52%, 10/25/46(d)(h)		525	89
Countrywide Alternative Loan Trust,
3.47%, 3/20/47(d)(h)		621	135
3.73%, 10/25/46(d)(h)(l)		600	9
3.91%, 2/25/36(d)(h)(l)		448	14
Greenpoint Mortgage Funding Trust,
3.62%, 9/25/46(d)(h)(l)		425	11
Harborview Mortgage Loan Trust,
3.03%, 8/21/36(d)(h)(l)		575	9
3.18%, 1/19/36(d)(h)(l)		935	30
Lehman XS Trust,
4.21%, 3/25/47(d)(h)(l)		1,001	17
			398
Retail (2.1%)
Brown Shoe Co., Inc.,
8.75%, 5/1/12		1,145	1,116
Phillips-Van Heusen Corp.,
7.25%, 2/15/11		1,120	1,106
			2,222
Services (1.1%)
Aramark Corp.,
5.00%, 6/1/12(c)		595	503
6.30%, 2/1/15(h)		85	75
8.50%, 2/1/15(c)		175	165
Expedia, Inc.,
8.50%, 7/1/16(e)		435	394
			1,137
Sovereign (0.8%)
Mexican Bonos,
9.50%, 12/18/14	MXN	9,120	879
Telecommunications (6.6%)
Exodus Communications, Inc.,
11.63%, 7/15/10(b)(c)(d)(i)(l)		$3,885	—
Frontier Communications Corp.,
6.25%, 1/15/13		535	504
7.13%, 3/15/19		600	480
Intelsat Corp.,
9.25%, 6/15/16(e)		865	800
Nordic Telephone Co. Holdings A.p.S.,
8.88%, 5/1/16(e)		465	425
Nortel Networks Ltd.,
10.75%, 7/15/16(e)		610	377
Rhythms Netconnections, Inc.,
12.75%, 4/15/09(b)(d)(i)(l)		433	—
14.00%, 2/15/10(b)(d)(i)(l)		11,487	—
Sprint Capital Corp.,
6.90%, 5/1/19		1,285	998
Sprint Nextel Corp.,
6.00%, 12/1/16(c)		1,225	945
TDC AS,
6.50%, 4/19/12	EUR	380	514
Wind Acquisition Finance S.A.,
10.75%, 12/1/15(e)		$1,170	1,152
Windstream Corp.,
8.13%, 8/1/13		490	468
XM Satellite Radio Holdings, Inc.,
13.00%, 8/1/14(e)		685	408
			7,071

The accompanying notes are an integral part of the financial statements.	61

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face
	Amount	Value
	(000)	(000)
Transportation (5.5%)
ArvinMeritor, Inc.,
8.75%, 3/1/12	$690	$583
Ford Motor Credit Co. LLC,
7.00%, 10/1/13(c)	2,955	1,818
7.25%, 10/25/11	995	633
General Motors Acceptance Corp. LLC,
6.75%, 12/1/14	1,260	484
6.88%, 9/15/11 - 8/28/12	2,510	1,102
General Motors Corp.,
8.38%, 7/15/33(c)	770	312
Penske Auto Group, Inc.,
7.75%, 12/15/16	790	569
Sonic Automotive, Inc.,
8.63%, 8/15/13	500	342
		5,843
Utilities (10.3%)
AES Corp. (The),
7.75%, 3/1/14	525	491
8.00%, 6/1/20(e)	1,410	1,241
Dynegy Holdings, Inc.,
7.75%, 6/1/19	1,100	886
Equitable Resources, Inc.,
6.50%, 4/1/18	435	416
Intergen N.V.,
9.00%, 6/30/17(e)	1,125	1,130
Israel Electric Corp. Ltd.,
7.25%, 1/15/19(e)	760	763
NRG Energy, Inc.,
7.38%, 1/15/17	1,200	1,095
Ormat Funding Corp.,
8.25%, 12/30/20	1,424	1,296
Reliant Energy, Inc.,
7.88%, 6/15/17	1,035	771
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/1/15(e)	2,280	2,069
Williams Cos., Inc.,
7.88%, 9/1/21	810	812
		10,970
Wireless Communications (1.0%)
Nextel Communications, Inc.,
6.88%, 10/31/13	470	320
Sirius XM Radio, Inc.,
9.63%, 8/1/13	440	235
VIP Finance Ireland Ltd. for OJSC Vimpel Communications,
9.13%, 4/30/18(e)	620	482
		1,037
Total Fixed Income Securities (Cost $140,262)		99,708
Bank Loans (1.9%)(u)
Consumer Products (0.2%)
Bausch & Lomb, Inc.
Zero Coupon, 4/26/15	20	19
7.01%, 4/26/15	229	213
		232
Energy (0.8%)
Sandridge Energy, Inc. PIK
8.63%, 4/1/15(e)	970	873
Information Technology (0.9%)
First Data Corp.
5.93%, 9/24/14	484	416
5.95%, 9/24/14	491	422
6.51%, 9/24/14	64	55
		893
Total Bank Loans (Cost $2,230)		1,998
	Shares
Common Stocks (0.0%)
Telecommunications (0.0%)
Viatel Holding Bermuda Ltd.(a)	25	—	@
XO Holdings, Inc.(a)(c)	6,978	3
		3
Utilities (0.0%)
PNM Resources, Inc.	854	9
Total Common Stocks (Cost $10,637)		12
Preferred Stocks (0.0%)
Financial (0.0%)
Fannie Mae (Convertible) (Cost $185)	3,700	9
	No. of
	Warrants
Warrants (0.0%)
Telecommunications (0.0%)
XO Holdings, Inc., Series A, expiring 1/16/10(a)(c)	13,962	1
XO Holdings, Inc., Series B, expiring 1/16/10(a)(c)	10,470	—	@
XO Holdings, Inc., Series C, expiring 1/16/10(a)(c)	10,471	—	@
		1
Utilities (0.0%)
SW Acquisition, LP, expiring 4/1/11(a)(d)(l)	1	—
Total Warrants (Cost $—)		1
	Shares
Short-Term Investments (19.3%)
Securities held as Collateral on Loaned Securities (14.7%)
Investment Company (13.2%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	14,064,701	14,065

62	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

High Yield Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt (1.5%)
Bancaja,
2.96%, 11/12/08(h)	$300	$300
Citigroup Global Markets, Inc.,
1.00%, 10/1/08	1,321	1,320
		1,620
		15,685
	Shares
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	2,571,175	2,571
	Face
	Amount
	(000)
U.S. Treasury Security (2.2%)
U.S. Treasury Bill,
0.17%, 10/9/08(c)(r)(j)	$2,300	2,300
Total Short-Term Investments (Cost $20,556)		20,556
Total Investments (114.5%) (Cost $173,870) — including $15,129 of Securities Loaned		122,284
Liabilities in Excess of Other Assets (-14.5%)		(15,453)
Net Assets (100%)		$106,831

(a)	Non-income producing security.
(b)	Issuer is in default.
(c)	All or a portion of security on loan at September 30, 2008.
(d)	Security was valued at fair value — At September 30, 2008, the Portfolio held $678,000 of fair valued securities, representing 0.6% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(g)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2008. Maturity date disclosed is the ultimate maturity date.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(l)	Security has been deemed illiquid at September 30, 2008.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2008.
(u)

Remaining maturities of bank loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such payments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Bank loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

@	Value is less than $500.
IO	Interest Only
PIK	Payment In-Kind

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

						Net
Currency			In			Unrealized
to			Exchange			Appreciation
Deliver	Value	Settlement	For		Value	(Depreciation)
(000)	(000)	Date	(000)		(000)	(000)
EUR 2,111	$2,981	10/31/08	USD	3,278	$3,278	$297
	$2,981				$3,278	$297

EUR	— Euro
MXN	— Mexican Peso
USD	— United States Dollar

The accompanying notes are an integral part of the financial statements.	63

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

High Yield Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Bank of America
Carnival Corp., 6.65%, 1/15/28	Buy	$ 860	1.57%	3/20/18	$ (16)
Pactiv Corp., 8.13%, 6/15/17	Buy	170	1.38	3/20/13	(3)
Toll Brothers Finance Corp., 6.88%, 11/15/12	Buy	735	2.90	3/20/13	(14)
Citigroup
Eaton Corp., 7.65%, 11/15/29	Buy	560	0.82	3/20/18	14
Credit Suisse
Pactiv Corp., 8.13%, 6/15/17	Buy	1,270	1.35	3/20/13	(19)
Deutsche Bank
Pactiv Corp., 8.13%, 6/15/17	Buy	420	1.34	3/20/13	(6)
Goldman Sachs
American Standard, Inc., 7.63%, 2/15/10	Buy	265	0.50	3/20/18	— @
American Standard, Inc., 7.63%, 2/15/10	Buy	110	0.60	3/20/18	— @
AvalonBay Communities, Inc., 6.13%, 11/1/12	Buy	1,255	2.20	6/20/13	— @
Coca-Cola Enterprises, Inc., 6.13%, 8/15/11	Buy	1,465	0.59	3/20/13	(7)
Dow Jones CDX North America Investment Grade High Volatility Index, Series 9	Sell	1,620	1.40	12/20/12	(18)
Eaton Corp., 7.65%, 11/15/29	Buy	430	0.97	3/20/18	6
Prologis, 5.50%, 3/1/13	Buy	795	2.97	6/20/13	25
Sealed Air Corp., 5.63%, 7/15/13	Buy	250	1.24	3/20/18	10
JPMorgan Chase
Interpublic Group of Cos., Inc.	Buy	450	3.60	9/20/13	19
Nordstrom, Inc., 6.95%, 3/15/28	Buy	460	1.15	3/20/18	14
Nordstrom, Inc., 6.95%, 3/15/28	Buy	160	1.07	3/20/18	6
SLM Corp., 5.13%, 8/27/12	Buy	415	4.95	3/20/13	(108)
Merrill Lynch
Carnival Corp., 6.65%, 1/15/28	Buy	465	1.60	3/20/18	(8)
Dow Jones CDX North America Investment Grade High Volatility Index, Series 9	Sell	860	1.40	12/20/12	(3)
SLM Corp., 5.13%, 8/27/12	Buy	415	5.00	3/20/13	(107)
Walt Disney Co. (The), 5.63%, 9/15/16	Buy	2,135	0.77	3/20/13	(32)
UBS
American Standard, Inc., 7.63%, 2/15/10	Buy	500	0.50	3/20/13	(1)
American Standard, Inc., 7.63%, 2/15/10	Buy	325	0.60	3/20/18	— @
Dow Jones CDX North America High Yield, Series 10	Sell	885	5.00	6/20/13	(58)
Dow Jones CDX North America High Yield, Series 10	Sell	3,580	5.00	6/20/13	(135)
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	230	1.73	3/20/18	4
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	340	1.78	3/20/13	1
Toll Brothers Finance Corp., 6.88%, 11/15/12	Buy	1,125	2.90	3/20/13	(22)
					$(458)

64	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Intermediate Duration Portfolio

The Intermediate Duration Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated U.S. government securities, investment grade corporate bonds, and mortgage securities. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars. The Portfolio seeks value in the fixed income market with only a moderate sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration between two and five years although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in TBAs. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -7.29%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Lehman Brothers Intermediate U.S. Government/Credit Index (the “Index”) which returned 3.13%.

Factors Affecting Performance

•               The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•               The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•               The primary detractor from the Portfolio’s relative performance was an overweight to non-agency mortgage securities as spreads in the sector moved wider over the course of the reporting period.

•               An underweight in corporate credits for much of the period, however, was additive to relative performance as credit spreads significantly widened, particularly in the financial sector.

•               Yield-curve positioning was also beneficial to performance as it enabled the Portfolio to benefit from the steepening of the yield curve that occurred during the reporting year.

Management Strategies

•               The Portfolio maintained a neutral exposure to agency mortgage-backed securities and an overweight to nonagency mortgage-backed securities. The specific nonagency issues held in the Portfolio are backed primarily by Alt-A borrowers (those who have relatively strong credit but are not considered “prime” borrowers) and are concentrated in the senior and middle tranches of the capital structure. Given our expectations that the housing market situation may take some time to work itself out and therefore, these securities would continue to add volatility, we began reducing the Portfolio’s exposure to non-agency mortgage-backed securities in the third quarter of 2008.

•               Within the portfolio’s investment range, we underweighted longer-dated issues and overweighted intermediate-dated issues in the first half of 2008. This trade was removed during the third quarter of the year and as a result, the Portfolio held a neutral duration, or interest-rate sensitivity, at the end of the period.

•               During 2007 and into the first quarter of 2008, we maintained an underweight allocation to corporate credits with an emphasis on high-quality names. In response to sharp spread widening later in the period, this position was brought to a neutral stance.

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Intermediate Duration Portfolio

*   Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Investment Class shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Lehman Brothers Intermediate U.S. Government/Credit Index(1) and the Lipper Short-Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio — Class I (4)	(7.29)%	1.14%	3.71%	5.14%
Lehman Brothers Intermediate U.S. Government/Credit Index	3.13	3.25	4.96	6.04
Lipper Short-Intermediate Investment Grade Debt Funds Index	(0.89)	2.11	3.92	5.00
Portfolio — Investment Class (5)	(7.54)	0.97	—	4.01
Lehman Brothers Intermediate U.S. Government/Credit Index	3.13	3.25	—	5.52
Lipper Short-Intermediate Investment Grade Debt Funds Index	(0.89)	2.11	—	4.28

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Lehman Brothers Intermediate U.S. Government/Credit Index is a fixed income market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher publicly-traded fixed-rate U.S. government, U.S. agency, and corporate issues with remaining maturities of at least one year and not longer than ten years. To be included in the Index, bonds must have an outstanding par value of at least $250 million. Non-dollar denominated and convertible bonds are excluded from the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Short-Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short-Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short-Intermediate Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on October 3, 1994.
(5)	Commenced operations on August 16, 1999.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Classification	Total Investments
Industrials	13.2%
Finance	11.8
Agency Fixed Rate Mortgages	11.7
Asset Backed Corporates	11.0
Other*	15.6
Short-Term Investments	36.7
Total Investments	100.0%

*

Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

September 30, 2008

Portfolio of Investments

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (63.5%)
Agency Adjustable Rate Mortgages (0.1%)
Government National Mortgage Association,
Various Pools:
5.13%, 11/20/25 - 11/20/27	$44	$44
5.38%, 3/20/25 - 1/20/28	118	119
5.63%, 7/20/25 - 9/20/27	36	36
		199
Agency Fixed Rate Mortgages (11.8%)
Federal Home Loan Bank,
5.00%, 11/17/17	1,200	1,212
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.50%, 8/23/17	5,850	6,200
11.00%, 7/1/13	2	2
Gold Pools:
7.00%, 6/1/28 - 6/1/32	91	96
7.50%, 8/1/30 - 1/1/31	97	105
8.00%, 6/1/30 - 9/1/31	281	305
8.50%, 7/1/30 - 7/1/31	66	74
9.50%, 12/1/22	14	16
10.00%, 6/1/17	13	15
Federal National Mortgage Association,
5.38%, 6/12/17	4,450	4,674
Conventional Pools:
6.50%, 7/1/30 - 5/1/33	313	323
7.00%, 1/1/32 - 11/1/34	1,301	1,368
7.50%, 8/1/29 - 3/1/32	664	717
8.00%, 10/1/30 - 9/1/31	85	93
8.50%, 8/1/30	6	6
9.50%, 12/1/17 - 12/1/21	316	351
10.00%, 7/1/18 - 5/1/22	10	11
Government National Mortgage Association,
Various Pools:
9.50%, 11/15/16 - 12/15/21	99	110
10.00%, 4/15/16 - 3/15/25	173	197
10.50%, 1/15/18 - 2/15/18	21	24
11.00%, 3/15/10 - 6/15/20	59	66
11.50%, 6/15/13	3	3
12.00%, 5/15/14	6	7
		15,975
Asset Backed Corporates (11.1%)
Argent Securities, Inc.,
3.26%, 10/25/36(h)	291	284
Bayview Financial Acquisition Trust,
3.82%, 11/28/36(h)	102	101
Bear Stearns Asset Backed Securities Trust,
3.31%, 1/25/37(h)	359	330
Capital Auto Receivables Asset Trust,
2.55%, 7/15/10(h)	1,000	990
4.98%, 5/15/11	794	786
5.31%, 10/20/09(e)	270	270
Capital One Auto Finance Trust,
5.07%, 7/15/11	282	275
Caterpillar Financial Asset Trust,
5.57%, 5/25/10	211	212
CIT Equipment Collateral,
5.07%, 2/20/10	370	370
Citibank Credit Card Issuance Trust,
3.19%, 3/22/12(h)	900	878
Citigroup Mortgage Loan Trust, Inc.,
3.28%, 1/25/37(h)	446	346
CNH Equipment Trust,
5.20%, 6/15/10	153	153
Credit-Based Asset Servicing and Securitization, LLC,
3.27%, 6/25/36(h)	34	34
3.28%, 1/25/37(h)	604	564
Ford Credit Auto Owner Trust,
5.26%, 10/15/10	707	709
Fremont Home Loan Owner Trust,
3.26%, 10/25/36(h)	380	364
GE Equipment Small Ticket LLC,
4.88%, 10/22/09(e)	203	203
GS Auto Loan Trust,
5.37%, 12/15/10	505	506
GSAMP Trust,
3.28%, 12/25/36 - 1/25/37(h)	871	808
Harley-Davidson Motorcycle Trust,
3.76%, 12/17/12	303	284
4.07%, 2/15/12	723	720
4.41%, 6/15/12	1,071	1,067
Hertz Vehicle Financing LLC,
4.93%, 2/25/10(e)	1,104	1,087
Honda Auto Receivables Owner Trust,
4.85%, 10/19/09	152	152
Hyundai Auto Receivables Trust,
3.98%, 11/16/09	1	1
Nissan Auto Receivables Owner Trust,
5.44%, 4/15/10	479	481
Residential Asset Mortgage Products, Inc.,
3.30%, 10/25/36(h)	214	202
Residential Asset Securities Corp.,
3.29%, 10/25/36(h)	143	141
Securitized Asset Backed Receivables LLC Trust,
3.29%, 11/25/36(h)	464	446
3.34%, 5/25/37(h)	513	451
SLM Student Loan Trust,
2.79%, 10/27/14(h)	345	341
Soundview Home Equity Loan Trust,
3.29%, 1/25/37 - 6/25/37(h)	702	679
Structured Asset Securities Corp.,
3.30%, 6/25/37(h)	551	500

The accompanying notes are an integral part of the financial statements.	67

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
Terwin Mortgage Trust,
3.68%, 12/25/34(h)	$151	$107
TXU Electric Delivery Transition Bond Co. LLC,
4.81%, 11/17/14	175	177
		15,019
Collateralized Mortgage Obligations — Agency Collateral Series (1.8%)
Federal Home Loan Mortgage Corp.,
Inv FI IO REMIC
5.51%, 3/15/32	385	37
IO
6.00%, 5/1/31	187	38
6.50%, 4/1/28 - 8/1/28	423	112
8.00%, 1/1/28 - 6/1/31	15	4
IO PAC REMIC
6.00%, 4/15/32	188	16
IO REMIC
5.00%, 9/15/14	3	—	@
7.00%, 2/15/32	66	11
Federal National Mortgage Association,
Inv FI IO REMIC
6.00%, 5/25/33	365	69
IO
6.50%, 6/1/31	120	32
8.00%, 5/1/30	8	2
9.00%, 11/1/26	28	9
IO PAC REMIC
8.00%, 8/18/27	28	6
IO REMIC
6.00%, 6/25/33	198	38
7.00%, 4/25/33	232	43
REMIC
3.27%, 12/25/36(h)	443	427
5.00%, 6/25/35	742	741
Government National Mortgage Association,
3.79%, 8/20/30(h)	853	852
Inv FI IO
5.46%, 12/16/25	138	17
5.50%, 9/16/27	93	12
5.51%, 5/16/32	76	8
		2,474
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.0%)
Countrywide Alternative Loan Trust,
IO
2.40%, 12/20/46	5,580	171
2.51%, 12/20/35(e)(h)	6,924	177
2.54%, 12/20/35(e)(h)	9,337	280
2.56%, 2/25/37	8,412	215
2.86%, 3/20/47	4,710	153
Harborview Mortgage Loan Trust,
IO
2.36%, 6/19/35(h)	6,067	67
2.59%, 5/19/35(h)	7,152	72
2.93%, 3/19/37(h)	7,113	166
PO
3/19/37	13	2
		1,303
Finance (11.7%)
Ace INA Holding, Inc.,
5.60%, 5/15/15	205	194
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11(e)	610	495
American Express Credit Corp.,
7.30%, 8/20/13	205	198
American General Finance Corp.,
4.63%, 5/15/09	235	167
American Honda Finance Corp.,
3.85%, 11/6/08(e)	325	324
Bank of America Corp.,
3.38%, 2/17/09	245	240
5.65%, 5/1/18	870	734
Bank of New York Mellon Corp. (The),
4.50%, 4/1/13	160	150
Bank One Corp.,
6.00%, 2/17/09	455	452
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	425	397
7.25%, 2/1/18	255	246
Berkshire Hathaway Finance Corp.,
5.40%, 5/15/18(e)	550	534
Caterpillar Financial Services Corp.,
4.90%, 8/15/13	60	57
Catlin Insurance Co., Ltd.,
7.25%,(e)(h)(o)	150	67
Chubb Corp.,
5.75%, 5/15/18	55	51
Citigroup, Inc.,
6.13%, 11/21/17 - 5/15/18	865	731
Credit Suisse USA, Inc.,
5.13%, 8/15/15	85	76
Credit Suisse, New York,
6.00%, 2/15/18	565	493
Farmers Insurance Exchange,
8.63%, 5/1/24(e)	300	287
General Electric Capital Corp.,
2.85%, 3/12/10(h)	515	508
4.75%, 9/15/14	95	87
5.63%, 5/1/18	1,215	1,029
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	305	254
6.25%, 9/1/17	670	562

68	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
HBOS plc,
6.75%, 5/21/18(e)	$320	$269
HSBC Finance Corp.,
4.13%, 12/15/08	90	89
5.50%, 1/19/16	480	434
6.75%, 5/15/11	285	286
Huntington National Bank (The),
4.38%, 1/15/10	300	283
John Hancock Global Funding II,
7.90%, 7/2/10(e)	715	764
JPMorgan Chase & Co.,
4.75%, 5/1/13	535	498
Lehman Brothers Holdings, Inc.,
5.75%, 1/3/17(b)	695	3
6.50%, 7/19/17(b)	360	2
Mantis Reef Ltd.,
4.69%, 11/14/08(e)	255	255
Merrill Lynch Co., Inc.,
6.88%, 4/25/18	725	643
Metlife, Inc.,
6.82%, 8/15/18	155	147
Nationwide Building Society,
4.25%, 2/1/10(e)	345	339
NYSE Euronext,
4.80%, 6/28/13	315	300
Popular North America, Inc.,
5.65%, 4/15/09	155	153
Pricoa Global Funding I,
3.90%, 12/15/08(e)	795	792
Sovereign Bancorp,
3.44%, 3/23/10(h)	425	302
Travelers Cos., Inc. (The),
5.80%, 5/15/18	175	161
Two-Rock Pass Through Trust,
3.74%, (e)(h)(o)	290	6
Unicredit Luxembourg Finance S.A.,
2.85%, 10/24/08(e)(h)	470	470
Wachovia Capital Trust III,
5.80%, (h)(o)	515	217
Wachovia Corp.,
5.50%, 5/1/13	490	406
Wells Fargo & Co.,
5.63%, 12/11/17	555	511
Xlliac Global Funding,
4.80%, 8/10/10(e)	395	380
		16,043
Industrials (13.3%)
America West Airlines, Inc.,
7.10%, 4/2/21	223	183
Amgen, Inc.,
5.85%, 6/1/17	285	274
ArcelorMittal,
6.13%, 6/1/18(e)	250	222
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	210	195
AstraZeneca plc,
5.90%, 9/15/17	195	192
AT&T, Inc.,
5.10%, 9/15/14	605	567
5.30%, 11/15/10	160	162
Baxter International, Inc.,
4.63%, 3/15/15	160	154
5.38%, 6/1/18	140	134
Biogen Idec, Inc.,
6.88%, 3/1/18	265	262
Bristol-Myers Squibb Co.,
5.45%, 5/1/18	375	355
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	30	26
7.13%, 6/15/12	300	301
Burlington Northern Santa Fe Corp.,
6.13%, 3/15/09	260	260
Canadian National Railway Co.,
5.55%, 5/15/18	40	40
Comcast Corp.,
5.70%, 5/15/18	535	468
6.50%, 1/15/15	75	72
ConocoPhillips,
5.20%, 5/15/18	415	388
Consumers Energy Co.,
4.00%, 5/15/10	100	98
4.80%, 2/17/09	185	185
Cooper Industries, Inc.,
5.25%, 11/15/12	225	228
Covidien International Finance S.A.,
6.00%, 10/15/17	235	233
COX Communications, Inc.,
6.25%, 6/1/18(e)	145	135
CVS Caremark Corp.,
5.75%, 8/15/11 - 6/1/17	130	127
CVS Pass-Through Trust,
6.04%, 12/10/28(e)	202	181
Dell, Inc.,
5.65%, 4/15/18(e)	100	92
Deutsche Telekom International Finance B.V.,
8.50%, 6/15/10	435	452
Dr Pepper Snapple Group, Inc.,
6.82%, 5/1/18(e)	130	126
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	115	112
FBG Finance Ltd.,
5.13%, 6/15/15(e)	255	239

The accompanying notes are an integral part of the financial statements.	69

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
FedEx Corp.,
5.50%, 8/15/09	$145	$144
France Telecom S.A.,
7.75%, 3/1/11	290	305
General Electric Co.,
5.25%, 12/6/17	915	802
General Mills, Inc.,
5.25%, 8/15/13	165	164
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	380	361
Grupo Televisa S.A.,
6.00%, 5/15/18	220	209
GTL Trade Finance, Inc.,
7.25%, 10/20/17(e)	160	154
Harley-Davidson Funding Corp.,
6.80%, 6/15/18(e)	85	80
Hewlett-Packard Co.,
5.50%, 3/1/18	110	103
Home Depot, Inc.,
2.94%, 12/16/09(h)	330	311
5.40%, 3/1/16	240	204
Honeywell International, Inc.,
5.30%, 3/1/18	190	179
ICI Wilmington, Inc.,
4.38%, 12/1/08	190	190
John Deere Capital Corp.,
5.75%, 9/10/18	140	130
KLA-Tencor Corp.,
6.90%, 5/1/18	270	251
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	345	332
Kraft Foods, Inc.,
6.13%, 8/23/18	355	332
Kroger Co. (The),
5.00%, 4/15/13	100	95
6.40%, 8/15/17	30	29
LG Electronics, Inc.,
5.00%, 6/17/10(e)	140	138
Macy’s Retail Holdings, Inc.,
6.30%, 4/1/09	265	263
Macy’s Retail Holdings, Inc.,
5.95%, 11/1/08	295	294
Marathon Oil Corp.,
5.90%, 3/15/18	130	116
6.00%, 10/1/17	210	189
Medco Health Solutions, Inc.,
7.13%, 3/15/18	200	203
Monsanto Co.,
5.13%, 4/15/18	50	48
Oracle Corp.,
5.75%, 4/15/18	345	321
Parker Hannifin Corp.,
5.50%, 5/15/18	85	85
Pearson Dollar Finance Two plc,
6.25%, 5/6/18(e)	145	139
Petro-Canada,
6.05%, 5/15/18	145	127
Philip Morris International, Inc.,
5.65%, 5/16/18	295	273
Questar Market Resources, Inc.,
6.80%, 4/1/18	235	237
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	205	194
Sprint Nextel Corp.,
6.00%, 12/1/16	240	185
Starwood Hotels & Resorts Worldwide, Inc.,
6.75%, 5/15/18	85	76
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13(e)	208	211
Telecom Italia Capital S.A.,
4.95%, 9/30/14	50	42
Telecom Italia Capital S.A.,
4.00%, 1/15/10	335	325
7.00%, 6/4/18	120	108
Textron Financial Corp.,
5.13%, 2/3/11	95	95
Time Warner Cable, Inc.,
6.75%, 7/1/18	140	131
Time Warner, Inc.,
5.88%, 11/15/16	235	207
Tyco Electronics Group S.A.,
5.95%, 1/15/14	65	64
UnitedHealth Group, Inc.,
6.00%, 2/15/18	185	168
Valero Energy Corp.,
3.50%, 4/1/09	205	203
Verizon Communications, Inc.,
5.50%, 2/15/18	305	270
Verizon Global Funding Corp.,
7.25%, 12/1/10	140	146
Verizon New England, Inc.,
6.50%, 9/15/11	200	198
Viacom, Inc.,
5.75%, 4/30/11	300	292
Vivendi,
6.63%, 4/4/18(e)	335	323
Vodafone Group plc,
5.63%, 2/27/17	110	98
Walgreen Co.,
4.88%, 8/1/13	120	120

70	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
Wal-Mart Stores, Inc.,
4.25%, 4/15/13	$315	$309
Weatherford International Ltd.,
6.00%, 3/15/18	145	130
Wyeth,
5.45%, 4/1/17	120	116
5.50%, 2/15/16	45	44
Xerox Corp.,
6.35%, 5/15/18	205	188
XTO Energy, Inc.,
5.50%, 6/15/18	290	257
Yum! Brands, Inc.,
8.88%, 4/15/11	190	205
		17,976
Mortgages — Other (4.1%)
American Home Mortgage Assets,
3.40%, 6/25/47(d)(h)	1,043	563
3.51%, 6/25/47(d)(h)	431	63
American Home Mortgage Investment Trust,
3.93%, 11/25/45(d)(l)(h)	375	8
Banc of America Funding Corp.,
3.54%, 9/20/35(d)(h)	240	97
Bear Stearns Mortgage Funding Trust,
3.38%, 3/25/37(d)(h)	907	490
3.39%, 10/25/36(d)(h)	453	258
Citigroup Mortgage Loan Trust, Inc.,
3.29%, 1/25/37(h)	284	258
Countrywide Alternative Loan Trust,
3.40%, 11/25/46(d)(h)	494	287
Countrywide Home Loan Mortgage Pass Through Trust,
3.48%, 4/25/35(h)	858	563
3.51%, 3/25/35(h)	114	66
Deutsche ALT-A Securities NIM Trust,
6.75%, 2/25/47(e)	51	47
Harborview Mortgage Loan Trust,
3.27%, 3/19/37(d)(h)	1,121	644
3.32%, 7/19/45(d)(h)	273	113
Indymac Index Mortgage Loan Trust,
3.31%, 2/25/37(h)	576	483
Luminent Mortgage Trust,
3.45%, 10/25/46(d)(h)	615	223
Structured Adjustable Rate Mortgage Loan Trust,
3.55%, 8/25/35(d)(h)	517	336
Structured Asset Mortgage Investments, Inc.,
3.39%, 9/25/47(d)(h)	1,058	583
Washington Mutual Mortgage Pass Through Certificates,
3.48%, 4/25/45(d)(h)	587	235
3.50%, 8/25/45(h)	13	13
Washington Mutual, Inc.,
3.47%, 10/25/45(h)	61	60
3.56%, 6/25/46(d)(h)	175	21
		5,411
Sovereign (0.9%)
Federative Republic of Brazil,
6.00%, 1/17/17	435	421
Korea Railroad Corp.,
5.38%, 5/15/13(e)	245	230
Province of Quebec Canada,
6.13%, 1/22/11	550	586
		1,237
U.S. Treasury Securities (4.9%)
U.S. Treasury Bond,
4.50%, 2/15/36	650	667
U.S. Treasury Bond STRIPS,	2,750	1,545
Zero Coupon, 5/15/21
U.S. Treasury Note,
3.88%, 2/15/13	4,325	4,502
		6,714
Utilities (2.8%)
Arizona Public Service Co.,
5.80%, 6/30/14	330	306
Carolina Power & Light Co.,
5.13%, 9/15/13	245	245
CenterPoint Energy Resources Corp.,
7.88%, 4/1/13	100	103
Columbus Southern Power Co.,
4.40%, 12/1/10	100	99
Consolidated Natural Gas Co.,
6.25%, 11/1/11	160	162
Detroit Edison Co. (The),
6.13%, 10/1/10	155	159
E.ON International Finance B.V.,
5.80%, 4/30/18(e)	510	488
Entergy Gulf States, Inc.,
3.21%, 12/1/09(h)	215	213
Equitable Resources, Inc.,
6.50%, 4/1/18	80	76
Israel Electric Corp. Ltd.,
7.25%, 1/15/19(e)	280	281
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18	110	98
NiSource Finance Corp.,
3.38%, 11/23/09(h)	165	161
6.80%, 1/15/19	185	168
Ohio Edison Co.,
6.40%, 7/15/16	110	105

The accompanying notes are an integral part of the financial statements.	71

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Utilities (cont’d)
Ohio Power Co.,
6.00%, 6/1/16	$190	$182
Peco Energy Co.,
5.35%, 3/1/18	140	127
PPL Energy Supply LLC,
6.30%, 7/15/13	145	141
Public Service Colorado,
5.80%, 8/1/18	125	121
Public Service Electric & Gas Co.,
5.00%, 1/1/13	145	143
Trans-Canada Pipelines Ltd.,
6.50%, 8/15/18	210	204
Union Electric Co.,
6.70%, 2/1/19	195	189
		3,771
Total Fixed Income Securities (Cost $96,617)		86,122
	Shares
Short-Term Investments (36.8%)
Investment Company (4.4%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	6,028,210	6,028

	Face
	Amount
	(000)
U.S. Government & Agency Securities (18.3%)
Federal Home Loan Bank,
2.12%, 10/10/08(t)	$3,900	3,900
2.24%, 10/21/08(t)	3,100	3,099
Federal Home Loan Mortgage Corp.,
2.10%, 11/12/08(t)	2,800	2,794
2.25%, 11/10/08(t)	4,200	4,191
Federal National Mortgage Association,
2.05%, 11/5/08(t)	3,000	2,994
2.36%, 11/4/08 - 11/10/08(t)	7,800	7,784
		24,762
U.S. Treasury Securities (14.1%)
U.S. Treasury Bills,
0.17%, 10/9/08(r)(j)	1,135	1,135
0.45%, 10/30/08(r)	2,700	2,699
0.70%, 12/4/08(r)	10,000	9,988
1.01%, 1/8/09(r)	4,000	3,989
1.11%, 10/16/08(r)	1,300	1,299
		19,110
Total Short-Term Investments (Cost $49,864)		49,900
Total Investments (100.3%) (Cost $146,481)		136,022
Liabilities in Excess of Other Assets (-0.3%)		(400)
Net Assets (100%)		$135,622

(b)	Issuer is in default.
(d)	Security was valued at fair value — At September 30, 2008, the Portfolio held $3,921,000 of fair valued securities, representing 2.9% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(l)	Security has been deemed illiquid at September 30, 2008.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2008.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2008.
(t)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
@	Value is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2008.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities

72	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
2 yr. Note	220	$46,956	Dec-08	$223
U.S. Treasury
5 yr. Note	190	21,325	Dec-08	34
Short:
EuroDollar
CME	23	5,551	Dec-08	(10)
EuroDollar
CME	11	2,669	Mar-09	(39)
EuroDollar
CME	11	2,667	Jun-09	(40)
EuroDollar
CME	11	2,664	Sep-09	(4)
EuroDollar
CME	6	1,448	Dec-09	(19)
EuroDollar
CME	5	1,205	Mar-10	(14)
EuroDollar
CME	1	240	Jun-10	(2)
EuroDollar
CME	1	240	Sep-10	(2)
U.S. Treasury
10 yr. Note	85	9,743	Dec-08	57
U.S. Treasury
Long Bond	12	1,406	Dec-08	8
5 yr. Swap	10	1,085	Dec-08	(5)
10 yr. Swap	149	16,665	Dec-08	224
				$411

CME — Chicago Mercantile Exchange

The accompanying notes are an integral part of the financial statements.	73

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Bank of America
Carnival Corp., 6.65%, 1/15/28	Buy	$165	1.57%	3/20/18	$(3)
Goodrich Corp., 7.63%, 12/15/12	Buy	240	0.70	3/20/13	(2)
Goodrich Corp., 7.63%, 12/15/12	Buy	170	0.82	3/20/18	(3)
Textron Financial Corp., 5.13%, 2/3/11	Buy	180	0.80	3/20/18	32
Yum! Brands, Inc., 8.88%, 4/15/11	Buy	190	1.18	3/20/13	—
Citigroup
Eaton Corp., 7.65%, 11/15/29	Buy	80	0.82	3/20/18	2
Credit Suisse
Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	210	1.00	3/20/15	(4)
Goldman Sachs
AvalonBay Communities, Inc., 6.13%, 11/1/12	Buy	140	3.05	3/20/13	(5)
Coca-Cola Enterprises, Inc., 6.13%, 8/15/11	Buy	570	0.59	3/20/13	(3)
Dow Jones CDX North America Investment Grade Index, Series 10	Sell	700	1.55	6/20/13	(12)
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	270	0.60	12/20/12	(4)
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	505	0.80	12/20/17	(13)
Eaton Corp., 7.65%, 11/15/29	Buy	160	0.97	3/20/18	2
Goodrich Corp., 7.63%, 12/15/12	Buy	150	0.47	3/20/18	1
Sealed Air Corp., 5.63%, 7/15/13	Buy	100	1.24	3/20/18	4
JPMorgan Chase
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	1,265	0.60	12/20/12	(10)
Nordstrom, Inc., 6.95%, 3/15/28	Buy	185	1.07	3/20/18	7
Merrill Lynch
Carnival Corp., 6.65%, 1/15/28	Buy	135	1.60	3/20/18	(2)
Eaton Corp., 7.65%, 11/15/29	Buy	200	0.92	3/20/18	—
UBS
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	90	1.73	3/20/18	2
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	130	1.78	3/20/13	1
					$(10)

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Bank of America	3 Month LIBOR	Pay	4.15%	6/9/13	$10,070	$169
	3 Month LIBOR	Receive	3.90	9/10/13	9,790	58
	3 Month LIBOR	Pay	5.37	2/12/18	3,088	51
	3 Month LIBOR	Pay	5.07	4/14/18	2,780	14
	3 Month LIBOR	Pay	4.98	4/15/18	2,190	4
	3 Month LIBOR	Receive	4.67	8/4/18	8,925	(170)
	3 Month LIBOR	Receive	5.08	9/2/18	21,000	(91)
	3 Month LIBOR	Receive	5.82	2/12/23	3,970	(85)
	3 Month LIBOR	Receive	5.47	4/14/23	3,560	(40)
	3 Month LIBOR	Receive	5.38	4/15/23	2,590	(22)
	3 Month LIBOR	Pay	5.28	9/2/23	26,900	154
Citigroup	3 Month LIBOR	Pay	5.45	8/9/17	10,000	797
	3 Month LIBOR	Pay	5.24	9/27/17	12,200	736
Deutsche Bank	3 Month LIBOR	Pay	5.39	5/25/17	14,250	1,251
	3 Month LIBOR	Pay	5.43	5/29/17	2,250	204
Goldman Sachs	3 Month LIBOR	Pay	5.63	2/28/18	10,030	260
	3 Month LIBOR	Receive	6.04	2/28/23	12,870	(355)

74	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Intermediate Duration Portfolio

Interest Rate Swap Contracts (cont’d)

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
JPMorgan Chase	3 Month LIBOR	Pay	4.07	5/16/13	$8,065	$110
	3 Month LIBOR	Pay	5.45	5/29/17	2,250	208
	3 Month LIBOR	Pay	5.09	9/11/17	5,150	267
	3 Month LIBOR	Receive	4.41	5/1/18	10,675	(107)
Merrill Lynch	3 Month LIBOR	Pay	5.00	4/15/18	2,920	7
	3 Month LIBOR	Receive	5.40	4/16/23	3,635	(33)
						$3,387

LIBOR — London Inter Bank Offer Rate

Zero Coupon Swap Contracts

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Unrealized
	Notional			Appreciation
	Amount		Termination	(Depreciation)
Swap Counterparty	(000)	Receive	Date	(000)
JPMorgan Chase
	$1,546	3 Month LIBOR	5/15/21	$—
$—

LIBOR — London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	75

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

International Fixed Income Portfolio

The International Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers in countries other than the United States, including securities of issuers located in emerging markets, and, including, to a limited degree, high yield securities (commonly referred to as “junk bonds”). The securities held by the Portfolio ordinarily will be denominated in foreign currencies. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years, although there is no minimum or maximum maturity for any individual security. The Portfolio may invest in asset-backed and mortgage-backed securities and use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 3.50%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Citigroup World Government Bond Ex-U.S. Index (the “Index”) which returned 5.16%.

Factors Affecting Performance

•                            The financial markets were under pressure throughout the reporting period amid disrupted credit markets, losses in the financial sector, and slowing global economic growth.

•                            The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable U.S. financial institutions were forced into mergers or dissolved entirely in September. Although the U.S. was at the epicenter of the crisis, the impact was felt across the global markets, causing extreme volatility and price deterioration in all but the government sector.

•                            The Portfolio held an overweight to the corporate credit sector, which is not represented in the benchmark. During the period, corporate credit spreads widened considerably, particularly in financials, and as a result, the Portfolio’s positioning in the sector detracted from relative performance.

•                            Our currency strategy, however, had a significant positive impact on relative returns. Specifically, an underweight to the U.S. dollar versus a basket of Asian currencies in the first quarter of 2008 and an overweight to various Eastern European currencies versus the British pound and the euro in the second quarter were particularly additive to performance.

Management Strategies

•                            In the third quarter of 2008, we trimmed currency exposures, taking profits on our positions.

•                            The Portfolio remained underweight the U.S. dollar, Canadian dollar, British pound and Swedish krona and overweight the Japanese yen, Polish zloty, Norwegian krone and Mexican peso.

•                            The Portfolio’s interest-rate positioning remained relatively neutral throughout the period and therefore, had a negligible impact on performance.

76

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

International Fixed Income Portfolio

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Citigroup World Government Bond Ex-U.S. Index(1) and the Lipper International Income Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(8)
Portfolio — Class I (4)	3.50%	4.58%	4.60%	5.51%
Citigroup World Government Bond Ex-U.S. Index	5.16	5.56	5.24	5.93
Lipper International Income Funds Index	0.39	5.25	5.48	6.40

Portfolio — Class P (5)	4.31	—	—	4.29
Citigroup World Government Bond Ex-U.S. Index	5.16	—	—	5.13
Lipper International Income Funds Index	0.39	—	—	0.39

				Cumulative
				Since
				Inception(8)
Portfolio — Class H w/o sales charges (6)	—	—	—	(2.70)
Portfolio — Class H with maximum 3.50% sales charges (6)	—	—	—	(6.06)
Citigroup World Government Bond Ex-U.S. Index	—	—	—	(0.15)
Lipper International Income Funds Index	—	—	—	(3.19)

Portfolio — Class L (7)	—	—	—	(2.93)
Citigroup World Government Bond Ex-U.S. Index	—	—	—	(1.09)
Lipper International Income Funds Index	—	—	—	(3.90)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Citigroup World Government Bond Ex-U.S. Index is a market capitalization weighted benchmark that tracks the performance of the 20 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. Issuers must carry an investment grade (BBB-/Baa3) or higher credit rating to remain eligible for inclusion. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Income Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Returns for periods less than one year are not annualized.

(4)	Commenced operations on April 29, 1994.
(5)	Commenced operations on September 28, 2007.
(6)	Commenced operations on January 2, 2008.
(7)	Commenced operations on June 16, 2008.
(8)

For comparative purposes, average annual and cumulative since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Country	Total Investments
Japan	25.9%
Germany	10.8
France	8.3
United Kingdom	8.1
Austria	5.4
Netherlands	5.2
Multi-Country	5.0
Other*	27.2
Short-Term Investment	4.1
Total Investments	100.0%

*                 Countries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

77

2008 Annual Report

September 30, 2008

Portfolio of Investments

International Fixed Income Portfolio

		Face
		Amount	Value
		(000)	(000)
Fixed Income Securities (95.0%)
Australia (1.2%)
Queensland Treasury Corp.,
6.00%, 10/14/15	AUD	2,250	$1,788
Telstra Corp. Ltd.,
6.38%, 6/29/11	EUR	300	434
			2,222
Austria (5.4%)
Oesterreichische Kontrollbank AG,
1.80%, 3/22/10	JPY	180,000	1,714
Republic of Austria,
4.30%, 7/15/14	EUR	5,900	8,368
			10,082
Belgium (4.8%)
Government of Belgium,
3.00%, 3/28/10		6,500	9,043
Bermuda (0.2%)
Adecco Financial Service
Bermuda Ltd. (Convertible),
Zero Coupon, 8/26/13	CHF	425	375
Brazil (0.9%)
Republic of Brazil,
10.00%, 1/1/17	BRL	3,700	1,577
Canada (4.1%)
Bombardier, Inc.,
7.25%, 11/15/16	EUR	150	191
Government of Canada,
4.00%, 9/1/10 - 6/1/16	CAD	6,000	5,784
Quebec Province,
1.60%, 5/9/13	JPY	180,000	1,720
			7,695
Denmark (1.3%)
Kingdom of Denmark,
4.00%, 11/15/15	DKK	13,000	2,407
France (8.2%)
Air Liquide,
5.00%, 3/22/13	EUR	300	417
Compagnie de Financement Foncier,
1.25%, 12/1/11	JPY	400,000	3,756
Compagnie Generale des Etablissements Michelin,
6.38%, 12/3/33(h)	EUR	300	365
Crown European Holdings S.A.,
6.25%, 9/1/11		295	378
Europcar Groupe S.A.,
8.36%, 5/15/13(h)		150	124
France Telecom S.A.,
8.13%, 1/28/33		120	196
Government of France O.A.T.,
3.25%, 4/25/16		1,000	1,321
3.75%, 4/25/17		1,150	1,562
5.50%, 4/25/29		4,250	6,546
Groupe Danone,
5.50%, 5/6/15		300	415
Societe Generale,
4.20%, 3/5/12		200	271
			15,351
Germany (10.7%)
Bundesrepublik Deutschland,
4.25%, 7/4/14 - 7/4/17		2,200	3,160
5.50%, 1/4/31		2,200	3,440
6.25%, 1/4/24		5,400	9,023
Deutsche Bank AG,
5.13%, 8/31/17		200	266
Kreditanstalt fuer Wiederaufbau,
1.75%, 3/23/10	JPY	130,000	1,238
1.85%, 9/20/10		300,000	2,870
			19,997
Greece (1.4%)
Government of Greece,
5.25%, 5/18/12	EUR	1,800	2,603
Ireland (0.1%)
Smurfit Kappa Funding plc,
7.75%, 4/1/15		150	171
Italy (3.6%)
Italy Buoni Poliennali Del Tesoro,
4.00%, 4/15/12		3,500	4,880
4.25%, 8/1/13		1,300	1,815
			6,695
Japan (25.6%)
Development Bank of Japan,
1.60%, 6/20/14	JPY	780,000	7,490
1.75%, 3/17/17		250,000	2,404
Government of Japan,
0.60%, 3/20/10		250,000	2,347
1.00%, 12/20/12		450,000	4,233
1.20%, 6/20/11		570,000	5,410
1.70%, 6/20/33		440,000	3,672
1.90%, 6/20/16		1,120,000	11,054
2.40%, 3/20/34		410,000	3,938
2.50%, 9/20/36		230,000	2,248
Japan Finance Organization for Municipal Enterprises,
1.55%, 2/21/12		470,000	4,503
Sharp Corp. (Convertible), Zero Coupon, 9/30/13		67,000	582
			47,881

78	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

		Face
		Amount		Value
		(000)		(000)
Luxembourg (0.7%)
Fiat Finance & Trade Ltd.,
6.63%, 2/15/13	EUR	300		$386
Gaz Capital S.A.,
4.56%, 12/9/12		170		196
LyondellBasell Industries AF SCA,
8.38%, 8/15/15		100		64
Telecom Italia Finance S.A.,
7.75%, 1/24/33		315		420
Wind Acquisition Finance S.A.,
9.75%, 12/1/15		150		192
				1,258
Mexico (1.0%)
Mexican Bonos,
9.50%, 12/18/14	MXN	19,000		1,832
Multi-Country (5.0%)
European Investment Bank,
1.25%, 9/20/12	JPY	390,000		3,689
2.15%, 1/18/27		40,000		381
Inter-American Development Bank,
1.90%, 7/8/09		545,000		5,163
				9,233
Netherlands (5.1%)
ABN Amro Bank N.V. (Convertible),
1.88%, 10/27/10	EUR	250		326
Government of Netherlands,
4.00%, 1/15/37		4,600		5,761
5.00%, 7/15/12		1,600		2,337
Impress Holdings B.V.,
7.87%, 9/15/13(h)		155		191
Linde Finance B.V.,
4.75%, 4/24/17		300		382
OI European Group B.V.,
6.88%, 3/31/17		150		182
Telefonica Europe B.V.,
5.88%, 2/14/33		320		414
				9,593
Norway (1.1%)
DnB NOR Bank ASA,
5.88%, 6/20/13		200		284
Kingdom of Norway,
6.50%, 5/15/13	NOK	9,400		1,741
				2,025
Poland (0.9%)
Government of Poland,
5.25%, 10/25/17	PLN	4,100		1,633
Spain (2.7%)
Government of Spain,
5.15%, 7/30/09	EUR	—	@	—	@
5.40%, 7/30/11		3,500		5,100
				5,100
Sweden (0.7%)
Government of Sweden,
4.50%, 8/12/15	SEK	5,700		859
Stena AB,
6.13%, 2/1/17	EUR	150		155
Telefonaktiebolaget LM Ericsson,
6.75%, 11/28/10		230		326
				1,340
United Kingdom (8.0%)
Allied Domecq Financial Services plc,
6.63%, 4/18/11	GBP	190		327
ASIF III (Jersey) Ltd.,
4.75%, 9/11/13	EUR	100		106
BAA Funding Ltd.,
4.60%, 2/15/20(e)(h)		400		461
BAT International Finance plc,
5.38%, 6/29/17		750		951
British Telecommunications plc,
7.38%, 2/15/11		175		255
Credit Agricole S.A. (London),
6.00%, 6/24/13		200		284
FCE Bank plc,
7.13%, 1/15/13		300		277
Imperial Tobacco Finance plc,
4.38%, 11/22/13		500		616
JTI UK Finance plc,
4.50%, 4/2/14		600		801
National Grid Gas plc,
5.13%, 5/14/13		450		626
Rexam plc,
6.75%, 6/29/67(h)		400		376
United Kingdom Treasury Bond,
4.00%, 9/7/16	GBP	3,700		6,450
4.25%, 6/7/32		1,200		2,013
4.75%, 6/7/10		800		1,439
				14,982
United States (2.3%)
C10 - EUR Capital SPV Ltd. BVI,
6.28%(h)(o)	EUR	315		325
Chesapeake Energy Corp.,
6.25%, 1/15/17		80		97
Countrywide Financial Corp.,
5.26%, 11/23/10(h)		400		519
General Motors Acceptance Corp.,
5.38%, 6/6/11		370		224
Goldman Sachs Group, Inc. (The),
5.31%, 5/23/16(h)		350		341
Procter & Gamble Co.,
4.50%, 5/12/14		700		939

The accompanying notes are an integral part of the financial statements.	79

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

		Face
		Amount	Value
		(000)	(000)
United States (cont’d)
WM Covered Bond Program,
3.88%, 9/27/11	EUR	1,500	$ 1,872
			4,317
Total Fixed Income Securities (Cost $175,936)			177,412
		Shares
Short-Term Investment (4.0%)
Investment Company (4.0%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $7,498)(p)		7,498,237	7,498
Total Investments (99.0%) (Cost $183,434)			184,910
Other Assets in Excess of Liabilities (1.0%)			1,907
Net Assets (100%)			$186,817

(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to floating rate. The interest shown is the rate in effect at September 30, 2008.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
@	Face Amount/Value is less than $500.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)

ARS	1,125	$ 355	10/22/08	USD	358	$ 358	$ 3
AUD	1,025	809	10/10/08	USD	951	951	142
AUD	625	494	10/10/08	USD	588	588	94
AUD	1,550	1,225	10/10/08	USD	1,418	1,418	193
AUD	350	277	10/10/08	USD	290	290	13
BRL	2,800	1,465	10/22/08	USD	1,700	1,700	235
BRL	1,625	850	10/22/08	USD	977	977	127
CAD	5,340	5,020	10/10/08	USD	5,253	5,253	233
CHF	425	378	10/14/08	USD	411	411	33
DKK	4,600	869	10/14/08	USD	964	964	95
EUR	491	691	10/3/08	USD	691	691	— @
EUR	550	777	11/18/08	USD	779	779	2
EUR	350	494	11/18/08	USD	486	486	(8)
EUR	675	954	11/18/08	USD	938	938	(16)
EUR	600	847	11/18/08	USD	880	880	33
EUR	715	1,009	11/18/08	USD	1,048	1,048	39
EUR	1,275	1,801	11/18/08	USD	1,865	1,865	64
EUR	675	954	11/18/08	USD	986	986	32
EUR	2,000	2,825	11/18/08	USD	3,084	3,084	259
EUR	675	954	11/18/08	USD	981	981	27
EUR	1,350	1,906	12/16/08	USD	1,931	1,931	25
GBP	375	667	10/20/08	USD	667	667	— @
GBP	425	757	10/20/08	USD	812	812	55
GBP	425	756	10/20/08	USD	835	835	79
GBP	100	178	10/20/08	USD	198	198	20
HUF	77,975	452	11/18/08	USD	487	487	35
JPY	18,721	176	10/2/08	USD	178	178	2
JPY	40,000	380	12/16/08	USD	380	380	— @
JPY	50,000	475	12/16/08	USD	471	471	(4)
JPY	40,000	380	12/16/08	USD	379	379	(1)
MXN	14,200	1,298	10/10/08	USD	1,317	1,317	19
NOK	2,200	374	10/10/08	USD	417	417	43
NOK	5,500	936	10/14/08	USD	940	940	4
PLN	3,850	1,596	11/18/08	USD	1,680	1,680	84
PLN	1,175	487	11/18/08	USD	516	516	29
PLN	1,200	498	11/18/08	USD	497	497	(1)
PLN	2,350	974	11/18/08	USD	953	953	(21)
RUB	9,700	377	10/22/08	USD	389	389	12
RUB	43,800	1,702	10/22/08	USD	1,769	1,769	67
SEK	2,575	372	10/14/08	USD	378	378	6
SEK	2,575	372	10/14/08	USD	383	383	11
SEK	3,535	510	10/14/08	USD	540	540	30
SGD	1,275	891	12/16/08	USD	896	896	5
TWD	12,750	396	10/22/08	USD	421	421	25
TWD	25,250	783	10/22/08	USD	827	827	44

80	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

International Fixed Income Portfolio

Foreign Currency Exchange Contract Information: (cont’d)

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)

TWD	32,400	$ 1,006	10/22/08	USD	1,057	$ 1,057	$ 51
USD	366	366	10/22/08	ARS	1,125	355	(11)
USD	1,791	1,791	10/10/08	AUD	2,125	1,679	(112)
USD	847	847	10/22/08	BRL	1,400	733	(114)
USD	1,736	1,736	10/10/08	CAD	1,800	1,691	(45)
USD	1,497	1,497	10/14/08	CHF	1,540	1,372	(125)
USD	109	109	10/1/08	EUR	76	107	(2)
USD	1,940	1,940	10/2/08	EUR	1,360	1,915	(25)
USD	477	477	11/18/08	EUR	325	459	(18)
USD	1,765	1,765	11/18/08	EUR	1,200	1,695	(70)
USD	1,774	1,774	11/18/08	EUR	1,250	1,765	(9)
USD	389	389	11/18/08	EUR	275	388	(1)
USD	960	960	11/18/08	EUR	650	918	(42)
USD	277	277	11/18/08	EUR	200	282	5
USD	1,453	1,453	11/18/08	EUR	1,025	1,447	(6)
USD	4,117	4,117	11/18/08	EUR	2,900	4,095	(22)
USD	1,994	1,994	11/18/08	EUR	1,350	1,906	(88)
USD	329	329	11/18/08	EUR	225	318	(11)
USD	730	730	11/18/08	EUR	500	706	(24)
USD	288	288	11/18/08	EUR	200	282	(6)
USD	951	951	11/18/08	EUR	650	918	(33)
USD	4,523	4,523	11/18/08	EUR	2,950	4,166	(357)
USD	770	770	11/18/08	EUR	525	741	(29)
USD	961	961	10/20/08	GBP	550	978	17
USD	986	986	10/20/08	GBP	550	978	(8)
USD	602	602	10/20/08	GBP	325	578	(24)
USD	775	775	10/20/08	GBP	425	756	(19)
USD	469	469	11/18/08	HUF	77,975	452	(17)
USD	3,933	3,933	12/16/08	JPY	420,000	3,993	60
USD	1,431	1,431	12/16/08	JPY	150,000	1,426	(5)
USD	192	192	12/16/08	JPY	20,000	190	(2)
USD	211	211	10/10/08	MXN	2,200	201	(10)
USD	1,037	1,037	10/10/08	MXN	10,850	991	(46)
USD	89	89	10/10/08	MXN	925	85	(4)
USD	1,035	1,035	10/22/08	MYR	3,375	983	(52)
USD	3,517	3,517	10/14/08	NOK	17,980	3,058	(459)
USD	4,811	4,811	11/18/08	PLN	10,225	4,239	(572)
USD	589	589	11/18/08	PLN	1,325	549	(40)
USD	2,264	2,264	10/22/08	RUB	53,500	2,079	(185)
USD	587	587	10/14/08	SEK	3,535	511	(76)
USD	1,656	1,656	12/16/08	SGD	2,365	1,652	(4)
USD	2,337	2,337	10/22/08	TWD	70,400	2,185	(152)
		$98,312				$97,788	$(524)

ARS	— Argentina Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Denmark Krone
EUR	— Euro
GBP	— British Pound
HUF	— Hungary Forint
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TWD	— Taiwan Dollar
USD	— United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
Euro-Bobl	7	$1,081	Dec-08	$10
Euro-Schatz	50	7,347	Dec-08	56
British Pound Long Gilt	28	5,583	Dec-08	4
				$70

The accompanying notes are an integral part of the financial statements.	81

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Investment Grade Fixed Income Portfolio

The Investment Grade Fixed Income Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated fixed income securities, particularly U.S. government, corporate and mortgage securities. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may invest will be denominated in U.S. dollars. The Portfolio will ordinarily seek to maintain an average weighted maturity between five and ten years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio invests exclusively in securities that carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser, at the time of purchase. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market countries. The Portfolio may invest in TBAs. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -9.37%, net of fees. The Portfolio’s Class I underperformed against its benchmark the Lehman Brothers U.S. Aggregate Index (the “Index”) which returned 3.65%.

Factors Affecting Performance

•               The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•               The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•               The primary detractor from the Portfolio’s relative performance was an overweight to non-agency mortgage securities as spreads in the sector moved wider over the course of the reporting period.

•               An underweight to corporate credits for much of the period, however, was additive to relative performance as credit spreads significantly widened, particularly in the financial sector.

•               Yield-curve positioning was also beneficial to performance as it enabled the Portfolio to benefit from the steepening of the yield curve that occurred during the reporting year.

Management Strategies

•               The Portfolio maintained a neutral exposure to agency mortgage-backed securities and an overweight to non-agency mortgage-backed securities. The specific non-agency issues held in the Portfolio are backed primarily by Alt-A borrowers (those who have relatively strong credit but are not considered “prime” borrowers) and are concentrated in the senior and middle tranches of the capital structure. Given our expectations that the housing market situation may take some time to work itself out and therefore, these securities would continue to add volatility, we began reducing the Portfolio’s exposure to non-agency mortgage-backed securities in the third quarter of 2008.

•               With regard to yield-curve positioning, we underweighted longer-dated issues and overweighted intermediate-dated issues in the first half of 2008, a strategy that helped enhance returns as the spread between intermediate-and long-dated yields widened and the curve steepened. This trade was removed during the third quarter of the year and as a result, the Portfolio held a neutral duration, or interest-rate sensitivity, at the end of the period.

•               During 2007 and into the first quarter of 2008, we maintained an underweight allocation to corporate credits with an emphasis on high-quality names. In response to sharp spread widening later in the period, this position was brought to a neutral stance.

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Investment Grade Fixed Income Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Lehman Brothers U.S. Aggregate Index(1) and Lipper Intermediate Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(8)
Portfolio – Class I (4)	(9.37)%	1.41%	3.86%	6.55%
Lehman Brothers U.S. Aggregate Index	3.65	3.78	5.20	7.01
Lipper Intermediate Investment Grade Debt Funds Index	(2.43)	2.46	4.28	6.19

Portfolio – Class P (5)	(9.60)	1.22	—	2.40
Lehman Brothers U.S. Aggregate Index	3.65	3.78	—	4.83
Lipper Intermediate Investment Grade Debt Funds Index	(2.43)	2.46	—	3.72

				Cumulative
				Since
				Inception(8)
Portfolio – Class H w/o sales charges (6)	—	—	—	(13.21)
Portfolio – Class H with maximum 3.50% sales charges (6)	—	—	—	(16.21)
Lehman Brothers U.S. Aggregate Index	—	—	—	(0.02)
Lipper Intermediate Investment Grade Debt Funds Index	—	—	—	(5.03)

Portfolio – Class L (7)	—	—	—	(4.73)
Lehman Brothers U.S. Aggregate Index	—	—	—	0.73
Lipper Intermediate Investment Grade Debt Funds Index	—	—	—	(2.72)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser and Distributor reserve the right to commence or terminate any waiver and/or reimbursement at any time. Returns for periods less than one year are not annualized.

(4)	Commenced operations on August 31, 1990.
(5)	Commenced operations on May 20, 2002.
(6)	Commenced operations on January 2, 2008.
(7)	Commenced operations on June 16, 2008.
(8)

For comparative purposes, average annual and cumulative since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Percentage of
Classification	Total Investments

Agency Fixed Rate Mortgages	44.3%
Asset Backed Corporates	12.6
Industrials	9.5
Finance	6.1
Other**	15.5
Short-Term Investments	12.0
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of September 30, 2008.
**

Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

September 30, 2008

Portfolio of Investments

Investment Grade Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
Fixed Income Securities (112.7%)
Agency Adjustable Rate Mortgages (5.7%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
4.75%, 7/1/35	$1,909		$1,903
5.54%, 4/1/37	2,037		2,070
5.70%, 1/1/37	2,872		2,914
5.86%, 10/1/36	1,933		1,982
5.97%, 1/1/37	1,163		1,190
Federal National Mortgage Association,
Conventional Pools:
5.28%, 5/1/36	2,192		2,230
5.34%, 7/1/36	2,180		2,220
5.36%, 8/1/36	1,609		1,640
Government National Mortgage Association,
Various Pools:
5.13%, 11/20/25 - 12/20/27	346		351
5.38%, 2/20/25 - 2/20/28	1,453		1,472
5.63%, 7/20/25	28		28
			18,000
Agency Fixed Rate Mortgages (56.7%)
Federal Home Loan Bank,
5.00%, 11/17/17(c)	2,100		2,120
Federal Home Loan Mortgage Corp.,
Conventional Pools:
5.13%, 11/17/17(c)	4,700		4,852
5.50%, 8/23/17(c)	2,750		2,915
10.00%, 9/1/17 - 11/1/20	23		25
10.25%, 7/1/09	—	@	—	@
11.00%, 1/1/16	7		8
13.00%, 9/1/10	—	@	—	@
Gold Pools:
5.50%, 5/1/37 - 10/1/37	23,874		23,769
6.00%, 2/1/32 - 9/1/37	10,407		10,547
6.50%, 7/1/25 - 3/1/32	348		362
7.00%, 2/1/26	21		22
7.50%, 5/1/16 - 6/1/32	2,756		2,986
8.00%, 11/1/29 - 10/1/31	435		472
8.50%, 12/1/30	94		104
10.00%, 10/1/19 - 1/1/21	44		50
10.50%, 3/1/16	18		21
October TBA:
5.50%, 10/15/38(i)	13,300		13,232
6.00%, 10/15/38(i)	26,350		26,675
6.50%, 10/15/49(i)	4,100		4,204
Federal National Mortgage Association,
Conventional Pools:
5.00%, 5/11/17 - 10/1/37	9,675		9,597
6.00%, 10/1/31 - 12/1/31	117		119
6.50%, 6/1/26 - 9/1/32	1,177		1,217
7.00%, 11/1/25 - 12/1/34	16,658		17,497
7.50%, 5/1/23 - 9/1/35	4,659		5,034
8.00%, 2/1/12 - 4/1/32	2,122		2,298
8.50%, 4/1/30 - 5/1/32	1,862		2,054
9.00%, 2/1/17	64		70
9.50%, 8/1/22	77		85
10.00%, 5/1/22	79		88
10.50%, 12/1/17 - 10/1/18	25		29
11.00%, 4/1/21	13		14
11.25%, 8/1/13	11		12
11.50%, 1/1/17 - 11/1/19	19		21
October TBA:
4.50%, 10/25/23(i)	9,800		9,552
5.00%, 10/25/23 - 10/25/38(i)	16,225		15,985
5.50%, 10/25/38(i)	3,988		3,977
6.00%, 10/15/37(i)	950		962
6.50%, 10/25/38(i)	13,868		14,222
7.00%, 10/25/38(i)	3,000		3,135
Government National Mortgage Association,
Various Pools:
9.00%, 11/15/17	139		152
9.50%, 12/15/17 - 9/15/22	535		592
10.00%, 11/15/09 - 2/15/25	850		963
10.50%, 3/15/19	3		4
11.00%, 3/15/10 - 2/15/16	109		125
11.50%, 1/20/18	2		2
			180,170
Asset Backed Corporates (16.2%)
Argent Securities, Inc.,
3.26%, 10/25/36(h)	1,061		1,038
Bear Stearns Asset Backed Securities Trust,
3.31%, 1/25/37(h)	1,061		976
Capital Auto Receivables Asset Trust,
2.50%, 4/15/11(h)	2,500		2,438
2.55%, 7/15/10(h)	3,550		3,513
4.98%, 5/15/11	2,824		2,795
5.31%, 10/20/09(e)	995		995
Capital One Auto Finance Trust,
5.07%, 7/15/11	994		969
Carrington Mortgage Loan Trust,
3.33%, 2/25/35(h)	1,676		1,603
Caterpillar Financial Asset Trust,
5.57%, 5/25/10	731		734
Citibank Credit Card Issuance Trust,
3.19%, 3/22/12(h)	1,775		1,731
CNH Equipment Trust,
5.20%, 6/15/10	542		543
Countrywide Asset Backed Certificates,
3.36%, 5/25/36(h)	200		198
First Franklin Mortgage Loan Asset Backed Certificates,
3.26%, 7/25/36(h)	483		478
Ford Credit Auto Owner Trust,
2.50%, 4/15/10(h)	2,458		2,452
5.05%, 3/15/10	372		372
5.26%, 10/15/10	2,829		2,835

84	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
Fremont Home Loan Owner Trust,
3.26%, 10/25/36(h)	$1,670	$1,597
GE Equipment Small Ticket LLC,
4.88%, 10/22/09(e)	294	294
GS Auto Loan Trust,
5.37%, 12/15/10	1,842	1,845
GSAMP Trust,
3.28%, 1/25/37(h)	912	861
3.33%, 3/25/47(h)	1,761	1,652
Harley-Davidson Motorcycle Trust,
3.76%, 12/17/12	2,093	1,962
4.07%, 2/15/12	1,446	1,439
Hertz Vehicle Financing LLC,
4.93%, 2/25/10(e)	1,521	1,497
Honda Auto Receivables Owner Trust,
4.85%, 10/19/09	222	222
Hyundai Auto Receivables Trust,
3.98%, 11/16/09	3	3
Indymac Residential Asset Backed Trust,
3.34%, 4/25/37(h)	1,206	1,162
MBNA Master Credit Card Trust,
7.80%, 10/15/12	2,715	2,840
National City Auto Receivables Trust,
2.88%, 5/15/11	398	398
Residential Asset Mortgage Products, Inc.,
3.28%, 8/25/36(h)	736	720
3.30%, 10/25/36(h)	758	716
Residential Asset Securities Corp.,
3.32%, 2/25/30(h)	1,358	1,296
Securitized Asset Backed Receivables LLC Trust,
3.32%, 2/25/37(h)	1,976	1,845
3.34%, 5/25/37(h)	1,779	1,564
SLM Student Loan Trust,
2.79%, 10/27/14(h)	1,279	1,266
Soundview Home Equity Loan Trust,
3.32%, 2/25/37(h)	1,813	1,679
Structured Asset Securities Corp.,
3.30%, 6/25/37(h)	2,007	1,824
Terwin Mortgage Trust,
3.68%, 12/25/34(h)	410	290
TXU Electric Delivery Transition Bond Co. LLC,
4.81%, 11/17/14	700	708
		51,350
Collateralized Mortgage Obligations — Agency Collateral Series (1.3%)
Federal Home Loan Mortgage Corp.,
Inv Fl IO REMIC
3.50%, 3/15/24	2,024	135
5.51%, 3/15/32	402	38
IO
6.00%, 5/1/31	818	166
6.50%, 4/1/28	735	195
8.00%, 1/1/28 - 6/1/31	154	41
IO PAC REMIC
6.00%, 4/15/32	1,042	86
IO REMIC
6.50%, 5/15/33	782	153
PAC REMIC
10.00%, 6/15/20	9	10
Federal National Mortgage Association,
Inv Fl IO REMIC
4.99%, 10/25/28	239	11
5.34%, 10/25/30	168	15
5.72%, 5/18/27	580	72
IO
7.50%, 11/1/29	807	231
8.00%, 4/1/24 - 12/1/31	637	160
9.00%, 11/1/26	69	22
IO REMIC
6.00%, 8/25/32 - 11/25/32	1,136	91
6.50%, 2/25/33 - 6/25/33	3,967	791
7.00%, 4/25/33	583	109
REMIC
3.27%, 12/25/36(h)	1,559	1,501
7.00%, 9/25/32	500	517
Government National Mortgage Association,
Inv Fl IO
6.11%, 8/16/29	390	47
		4,391
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.8%)
Bear Stearns Mortgage Funding Trust,
3.35%, 3/25/37(d)(h)	2,896	1,564
Countrywide Alternative Loan Trust,
IO
2.18%, 3/20/46	9,537	292
2.40%, 12/20/46	23,488	719
2.51%, 12/20/35(e)(h)	10,323	264
2.54%, 12/20/35(e)(h)	13,936	418
2.56%, 2/25/37	10,973	281
2.57%, 2/20/47	13,948	488
2.86%, 3/20/47	19,575	636
Greenpoint Mortgage Funding Trust,
IO
1.20%, 10/25/45	6,674	180
1.30%, 8/25/45	5,793	127
GS Mortgage Securities Corp.,
IO
2.84%, 8/25/35(e)(h)	4,195	60
Harborview Mortgage Loan Trust,
IO
2.36%, 6/19/35(h)	6,928	77
2.59%, 5/19/35(h)	9,301	93
2.93%, 3/19/37(h)	9,331	217
3.03%, 7/19/47(h)	16,388	333
PO
3/19/47 - 7/19/47	17	2

The accompanying notes are an integral part of the financial statements.	85

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Collateralized Mortgage Obligations — Non Agency Collateral Series (cont’d)
Indymac Index Mortgage Loan Trust,
IO
2.34%, 7/25/35(h)	$6,062	$81
		5,832
Finance (7.8%)
Ace INA Holding, Inc.,
5.60%, 5/15/15	270	256
AIG SunAmerica Global Financing VI,
6.30%, 5/10/11(e)	1,040	843
American Express Credit Corp.,
7.30%, 8/20/13(c)	560	541
American General Finance Corp.,
4.63%, 9/1/10	85	51
Bank of America Corp.,
5.75%, 12/1/17	895	760
Bank of New York Mellon Corp. (The),
4.50%, 4/1/13	365	342
Bear Stearns Cos. LLC (The),
6.40%, 10/2/17	730	683
7.25%, 2/1/18	560	540
Berkshire Hathaway Finance Corp.,
5.40%, 5/15/18(e)	730	708
Caterpillar Financial Services Corp.,
4.90%, 8/15/13	150	142
Catlin Insurance Co., Ltd.,
7.25%,(e)(h)(o)	690	308
Chubb Corp.,
5.75%, 5/15/18	90	84
Citicorp,
6.38%, 11/15/08	705	706
Citigroup, Inc.,
5.88%, 5/29/37	560	389
6.13%, 11/21/17 - 5/15/18	845	709
Credit Suisse (NY),
6.00%, 2/15/18(c)	880	768
Credit Suisse USA, Inc.,
5.13%, 8/15/15	145	129
Farmers Exchange Capital,
7.05%, 7/15/28(e)	675	540
Farmers Insurance Exchange,
8.63%, 5/1/24(e)	725	693
General Electric Capital Corp.,
5.63%, 5/1/18(c)	675	572
Goldman Sachs Group, Inc. (The),
6.15%, 4/1/18	905	754
6.75%, 10/1/37	875	585
HBOS plc,
6.75%, 5/21/18(e)	525	441
HSBC Finance Corp.,
4.13%, 12/15/08	450	445
6.38%, 10/15/11	688	682
6.75%, 5/15/11	365	367
Huntington National Bank (The),
4.38%, 1/15/10	520	491
JPMorgan Chase & Co.,
6.00%, 1/15/18	615	562
Lehman Brothers Holdings, Inc.,
5.75%, 1/3/17(b)	525	3
6.88%, 7/17/37(b)	1,210	6
Mantis Reef Ltd.,
4.69%, 11/14/08(e)	1,100	1,099
Merrill Lynch Co., Inc.,
6.88%, 4/25/18	1,235	1,094
Metlife, Inc.,
6.82%, 8/15/18	360	341
Nationwide Building Society,
4.25%, 2/1/10(e)	1,065	1,047
NYSE Euronext,
4.80%, 6/28/13	435	415
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	550	523
Popular North America, Inc.,
5.65%, 4/15/09	455	450
ProLogis,
6.63%, 5/15/18(c)	110	95
Prudential Financial, Inc.,
6.63%, 12/1/37	365	307
Sovereign Bancorp, Inc.,
3.44%, 3/23/10(h)	1,540	1,093
Travelers Cos., Inc. (The),
5.80%, 5/15/18	275	252
Two-Rock Pass Through Trust,
3.74%,(e)(h)(o)	645	14
Unicredit Luxembourg Finance S.A.,
2.85%, 10/24/08(e)(h)	1,520	1,519
Wachovia Capital Trust III,
5.80%,(h)(o)	940	395
Wachovia Corp.,
5.50%, 5/1/13	130	108
Wells Fargo & Co.,
5.63%, 12/11/17	855	787
Xlliac Global Funding,
4.80%, 8/10/10(e)	1,110	1,067
		24,706
Industrials (12.1%)
America West Airlines, Inc.,
7.10%, 4/2/21	1,059	869
Amgen, Inc.,
5.85%, 6/1/17	435	418
ArcelorMittal,
6.13%, 6/1/18(e)	400	355
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	460	426
AstraZeneca plc,
5.90%, 9/15/17	360	355

86	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
AT&T, Inc.,
6.15%, 9/15/34	$545	$456
6.30%, 1/15/38	905	752
Baxter International, Inc.,
4.63%, 3/15/15	435	418
5.38%, 6/1/18	140	134
Biogen Idec, Inc.,
6.88%, 3/1/18	435	430
Bristol-Myers Squibb Co.,
5.45%, 5/1/18	565	535
Brookfield Asset Management, Inc.,
5.80%, 4/25/17	340	300
7.13%, 6/15/12	865	866
Burlington Northern Santa Fe Corp.,
6.13%, 3/15/09	540	540
Canadian National Railway Co.,
5.55%, 5/15/18	175	173
Comcast Cable Communications LLC,
7.13%, 6/15/13	145	147
Comcast Corp.,
5.70%, 5/15/18(c)	645	564
6.50%, 1/15/15	150	145
ConAgra Foods, Inc.,
7.00%, 10/1/28	145	140
8.25%, 9/15/30	365	401
ConocoPhillips,
5.20%, 5/15/18	550	514
Consumers Energy Co.,
4.80%, 2/17/09	420	420
Cooper Industries, Inc.,
5.25%, 11/15/12	545	552
Covidien International Finance S.A.,
6.00%, 10/15/17	445	440
COX Communications, Inc.,
6.25%, 6/1/18(e)	430	400
CVS Caremark Corp.,
5.75%, 6/1/17	225	211
CVS Pass-Through Trust,
6.04%, 12/10/28(e)	725	652
Daimler Finance North America LLC,
8.50%, 1/18/31	430	433
Delhaize America, Inc.,
9.00%, 4/15/31	155	163
Dell, Inc.,
5.65%, 4/15/18(e)	315	290
Deutsche Telekom International Finance B.V.,
8.75%, 6/15/30	290	281
Devon Financing Corp. UCL,
7.88%, 9/30/31	305	311
Dr. Pepper Snapple Group, Inc.,
6.82%, 5/1/18(e)	295	285
E.I. Du Pont de Nemours & Co.,
6.00%, 7/15/18	305	298
FBG Finance Ltd.,
5.13%, 6/15/15(e)	585	549
France Telecom S.A.,
8.50%, 3/1/31	610	664
Gaz Capital S.A.,
6.51%, 3/7/22(e)	110	79
General Electric Co.,
5.25%, 12/6/17	2,415	2,117
General Mills, Inc.,
5.25%, 8/15/13	140	139
GlaxoSmithKline Capital, Inc.,
5.65%, 5/15/18	525	499
Grupo Televisa S.A.,
6.00%, 5/15/18(c)	285	270
GTL Trade Finance, Inc.,
7.25%, 10/20/17(e)(c)	225	216
Harley-Davidson Funding Corp.,
6.80%, 6/15/18(e)	310	291
Hewlett Packard Co.,
5.50%, 3/1/18	225	212
Home Depot, Inc.,
2.94%, 12/16/09(h)	1,155	1,087
5.40%, 3/1/16	400	341
Honeywell International, Inc.,
5.30%, 3/1/18	390	368
ICI Wilmington, Inc.,
4.38%, 12/1/08	505	504
John Deere Capital Corp.,
5.75%, 9/10/18	350	326
KLA-Tencor Corp.,
6.90%, 5/1/18	405	377
Koninklijke Philips Electronics N.V.,
5.75%, 3/11/18	705	678
Kraft Foods, Inc.,
6.13%, 8/23/18	500	468
Kroger Co. (The),
5.00%, 4/15/13	230	220
6.40%, 8/15/17	80	77
LG Electronics, Inc.,
5.00%, 6/17/10(e)	360	356
Macy’s Retail Holdings, Inc.,
6.30%, 4/1/09	370	367
Marathon Oil Corp.,
5.90%, 3/15/18	295	263
6.00%, 10/1/17	405	364
Medco Health Solutions, Inc.,
7.13%, 3/15/18	420	426
Monsanto Co.,
5.13%, 4/15/18	160	152
Oracle Corp.,
5.75%, 4/15/18	590	549

The accompanying notes are an integral part of the financial statements.	87

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount		Value
	(000)		(000)
Industrials (cont’d)
Parker Hannifin Corp.,
5.50%, 5/15/18	$305		$305
Pearson Dollar Finance Two plc,
6.25%, 5/6/18(e)(c)	200		192
Petro-Canada,
6.05%, 5/15/18(c)	430		376
Philip Morris International, Inc.,
5.65%, 5/16/18	515		477
Questar Market Resources, Inc.,
6.80%, 4/1/18	460		465
Rio Tinto Finance USA Ltd.,
6.50%, 7/15/18	605		573
Starwood Hotels & Resorts Worldwide, Inc.,
6.75%, 5/15/18	310		278
Systems 2001 Asset Trust LLC,
6.66%, 9/15/13(e)	842		853
Telecom Italia Capital S.A.,
4.00%, 1/15/10	635		617
7.00%, 6/4/18	445		400
Telefonica Europe B.V.,
8.25%, 9/15/30	720		726
Textron Financial Corp.,
5.13%, 2/3/11	750		751
Time Warner Cable, Inc.,
6.75%, 7/1/18(c)	420		393
Time Warner, Inc.,
5.88%, 11/15/16(c)	520		458
Tyco Electronics Group S.A.,
5.95%, 1/15/14	525		517
UnitedHealth Group, Inc.,
6.00%, 2/15/18	360		326
Valero Energy Corp.,
3.50%, 4/1/09	325		323
Verizon Communications, Inc.,
5.50%, 2/15/18	685		607
Viacom, Inc.,
6.88%, 4/30/36	645		518
Vivendi,
6.63%, 4/4/18	595	(e)	574
Vodafone Group plc,
5.63%, 2/27/17	100		89
Walgreen Co.,
4.88%, 8/1/13	325		325
Wal-Mart Stores, Inc.,
4.25%, 4/15/13	595		585
Weatherford International Ltd.,
6.00%, 3/15/18(c)	300		270
Wyeth,
5.45%, 4/1/17	300		290
5.50%, 2/15/16	115		113
Xerox Corp.,
6.35%, 5/15/18	420		385
XTO Energy, Inc.,
5.50%, 6/15/18	495		438
Yum! Brands, Inc.,
8.88%, 4/15/11	610		658
			38,515
Mortgages — Other (3.9%)
American Home Mortgage Assets,
3.40%, 6/25/47(d)(h)	3,628		1,959
3.51%, 6/25/47(d)(h)	1,451		214
3.53%, 10/25/46(d)(h)	1,501		270
Banc of America Funding Corp.,
3.54%, 9/20/35(d)(h)	689		279
California Federal Savings & Loan Association,
8.80%, 1/25/14(d)	—	@	—	@
Countrywide Alternative Loan Trust,
3.40%, 10/25/46(h)	2,633		1,616
3.40%, 11/25/46(d)(h)	1,791		1,039
3.48%, 7/25/46(h)	1,352		541
Deutsche ALT-A Securities NIM Trust,
6.75%, 2/25/47(e)	184		172
GSR Mortgage Loan Trust,
3.40%, 8/25/46(d)(h)	2,230		1,672
Harborview Mortgage Loan Trust,
3.23%, 1/25/47(d)(h)	1,360		474
3.32%, 7/19/45(d)(h)	485		201
Indymac Index Mortgage Loan Trust,
3.31%, 2/25/37(h)	2,381		1,996
3.59%, 10/25/36(d)(h)	1,269		438
Mastr Adjustable Rate Mortgages Trust,
3.46%, 4/25/46(d)(h)	1,363		515
Residential Accredit Loans, Inc.,
3.44%, 5/25/46(c)(d)(h)	1,469		426
Ryland Acceptance Corp. IV,
6.65%, 7/1/11	7		7
Structured Asset Mortgage Investments, Inc.,
3.40%, 2/25/36(d)(h)	505		268
Washington Mutual Mortgage Pass
Through Certificates,
3.50%, 8/25/45(h)	25		24
Washington Mutual, Inc.,
3.47%, 10/25/45(h)	101		99
3.56%, 6/25/46(d)(h)	525		63
			12,273
Sovereign (0.5%)
Federative Republic of Brazil,
6.00%, 1/17/17(c)	1,350		1,306
Korea Railroad Corp.,
5.38%, 5/15/13(e)	300		282
			1,588

88	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
U.S. Treasury Securities (3.7%)
U.S. Treasury Bonds,
4.50%, 2/15/36(c)	$1,650	$1,694
5.38%, 2/15/31(c)	5,650	6,422
U.S. Treasury Bond STRIPS,
Zero Coupon, 5/15/21	6,520	3,663
		11,779
Utilities (3.0%)
Appalachian Power Co.,
5.65%, 8/15/12	255	250
Arizona Public Service Co.,
5.80%, 6/30/14	670	620
Carolina Power & Light Co.,
5.13%, 9/15/13	760	760
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	225	179
7.88%, 4/1/13	135	139
Consolidated Natural Gas Co.,
6.25%, 11/1/11	355	358
Detroit Edison Co. (The),
6.13%, 10/1/10	480	493
E.ON International Finance B.V.,
5.80%, 4/30/18(e)	615	589
Entergy Gulf States, Inc.,
3.21%, 12/1/09(h)	455	451
3.57%, 12/8/08(e)(h)	51	51
Equitable Resources, Inc.,
6.50%, 4/1/18	135	129
Israel Electric Corp. Ltd.,
7.25%, 1/15/19(c)(e)	520	522
Kinder Morgan Energy Partners LP,
5.95%, 2/15/18	345	308
NiSource Finance Corp.,
3.38%, 11/23/09(h)	535	522
6.80%, 1/15/19	265	241
Ohio Edison Co.,
6.40%, 7/15/16	465	443
Ohio Power Co.,
6.00%, 6/1/16	455	435
Peco Energy Co.,
5.35%, 3/1/18	355	323
Plains All American Pipeline LP/PAA
Finance Corp.,
6.70%, 5/15/36	630	545
PPL Energy Supply LLC,
6.30%, 7/15/13	265	258
Public Service Co. of Colorado,
6.50%, 8/1/38	255	243
Public Service Electric & Gas Co.,
5.00%, 1/1/13	580	573
Texas Eastern Transmission LP,
7.00%, 7/15/32	425	414
Trans-Canada Pipelines Ltd.,
6.50%, 8/15/18(c)	360	350
Union Electric Co.,
6.70%, 2/1/19	415	401
		9,597
Total Fixed Income Securities (Cost $385,555)		358,201
	Shares
Short-Term Investments (22.5%)
Securities held as Collateral on Loaned Securities (7.1%)
Investment Company (6.4%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	20,298,339	20,298
	Face
	Amount
	(000)
Short-Term Debt (0.7%)
Bancaja,
2.96%, 11/12/08(h)	$433	433
Citigroup Global Markets, Inc.,
1.00%, 10/1/08	1,906	1,906
		2,339
		22,637
	Shares
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	11,328,762	11,329
	Face
	Amount
	(000)
U.S. Government & Agency Securities (8.8%)
Federal Home Loan Bank,
2.05%, 10/15/08(t)	$3,000	3,000
2.12%, 10/10/08(t)	8,000	7,999
Federal Home Loan Mortgage Corp.,
1.80%, 11/18/08(t)	10,000	9,974
2.25%, 11/10/08(t)	7,043	7,028
		28,001
U.S. Treasury Securities (3.0%)
U.S. Treasury Bills,
0.17%, 10/9/08(c)(r)(j)	2,530	2,530
1.01%, 1/8/09(r)	7,000	6,980
		9,510
Total Short-Term Investments (Cost $71,455)		71,477
Total Investments (135.2%) (Cost $457,010) — including $23,030 of Securities Loaned		429,678
Liabilities in Excess of Other Assets (-35.2%)		(111,799)
Net Assets (100%)		$ 317,879

The accompanying notes are an integral part of the financial statements.	89

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

(b)	Issuer is in default.
(c)	All or a portion of security on loan at September 30, 2008.
(d)	Security was valued at fair value — At September 20, 2008, the Portfolio held $9,382,000 of fair valued securities, representing, 3.0% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(i)	Security is subject to delayed delivery.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(o)

Perpetual — Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2008.

(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2008.
(t)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
@	Face Amount/Value is less than $500.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2008.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury
2 yr. Note	188	$40,126	Dec-08	$12
U.S. Treasury
Long Bond	177	20,740	Dec-08	(164)
Short:
EuroDollar
90 Day	30	7,278	Mar-09	(16)
EuroDollar
CME	31	7,482	Dec-08	(9)
EuroDollar
CME	11	2,669	Mar-09	(39)
EuroDollar
CME	49	11,878	Jun-09	(48)
EuroDollar
CME	29	7,024	Sep-09	(11)
EuroDollar
CME	22	5,311	Dec-09	(68)
EuroDollar
CME	18	4,338	Mar-10	(52)
EuroDollar
CME	37	8,894	Jun-10	(48)
EuroDollar
CME	53	12,707	Sep-10	(34)
EuroDollar
CME	2	478	Dec-10	(3)
U.S. Treasury
5 yr. Note	167	18,743	Dec-08	(62)
U.S. Treasury
10 yr. Note	158	18,111	Dec-08	312
5 yr. Swap	20	2,170	Dec-08	(4)
10 yr. Swap	381	42,612	Dec-08	159
				$(75)

CME — Chicago Mercantile Exchange

90	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Bank of America
Carnival Corp., 6.65%, 1/15/28	Buy	$330	1.57%	3/20/18	$(6)
Goodrich Corp., 7.63%, 12/15/12	Buy	280	0.82	3/20/18	(5)
Textron Financial Corp., 5.13%, 2/3/11	Buy	355	0.80	3/20/18	64
Citigroup
Eaton Corp., 7.65%, 11/15/29	Buy	155	0.82	3/20/18	4
Credit Suisse
Arrow Electronics, Inc., 6.88%, 6/1/18	Buy	315	1.00	3/20/15	(6)
Goldman Sachs
AvalonBay Communities, Inc., 6.13%, 11/1/12	Buy	280	3.05	3/20/13	(10)
Coca-Cola Enterprises, Inc., 6.13%, 8/15/11	Buy	1,175	0.59	3/20/13	(6)
Dow Jones CDX North America Investment Grade Index, Series 10	Sell	2,055	1.55	6/20/13	(34)
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	625	0.60	12/20/12	(9)
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	1,220	0.80	12/20/17	(30)
Eaton Corp., 7.65%, 11/15/29	Buy	305	0.97	3/20/18	4
Goodrich Corp., 7.63%, 12/15/12	Buy	385	0.47	3/20/18	3
Sealed Air Corp., 5.63%, 7/15/13	Buy	205	1.24	3/20/18	8
JPMorgan Chase
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	2,555	0.60	12/20/12	(21)
Nordstrom, Inc., 6.95%, 3/15/28	Buy	350	1.07	3/20/18	12
Merrill Lynch
Carnival Corp., 6.65%, 1/15/28	Buy	225	1.60	3/20/18	(4)
UBS
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	185	1.73	3/20/18	3
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	270	1.78	3/20/13	1
					$(32)

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Bank of America	3 Month LIBOR	Pay	4.20%	6/3/13	$5,500	$105
	3 Month LIBOR	Pay	4.15	6/9/13	30,215	506
	3 Month LIBOR	Receive	3.90	9/10/13	24,430	145
	3 Month LIBOR	Pay	5.37	2/12/18	12,969	215
	3 Month LIBOR	Pay	5.07	4/14/18	8,730	43
	3 Month LIBOR	Pay	4.98	4/15/18	4,285	8
	3 Month LIBOR	Receive	4.67	8/4/18	15,975	(305)
	3 Month LIBOR	Receive	5.15	8/26/18	12,300	(84)
	3 Month LIBOR	Receive	5.08	9/2/18	53,480	(232)
	3 Month LIBOR	Receive	5.82	2/12/23	16,660	(355)
	3 Month LIBOR	Receive	5.47	4/14/23	11,180	(126)
	3 Month LIBOR	Receive	5.38	4/15/23	4,750	(41)
	3 Month LIBOR	Pay	5.34	8/26/23	15,750	117
	3 Month LIBOR	Pay	5.28	9/2/23	68,500	391
Citigroup	3 Month LIBOR	Pay	3.77	4/24/13	17,900	3
	3 Month LIBOR	Pay	5.33	5/22/17	12,800	1,071
	3 Month LIBOR	Pay	5.37	5/23/17	12,800	1,105
	3 Month LIBOR	Pay	5.34	5/24/17	11,000	924
	3 Month LIBOR	Pay	5.24	9/27/17	8,000	483
	3 Month LIBOR	Receive	5.29	9/28/17	9,000	(576)
	3 Month LIBOR	Receive	5.00	11/13/17	3,000	(174)
	3 Month LIBOR	Receive	4.73	12/27/17	6,725	(228)
	3 Month LIBOR	Pay	4.47	1/10/18	6,000	31

The accompanying notes are an integral part of the financial statements.	91

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Investment Grade Fixed Income Portfolio

Interest Rate Swap Contracts (cont’d)

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Deutsche Bank	3 Month LIBOR	Pay	5.39%	5/25/17	$28,700	$2,520
	3 Month LIBOR	Pay	5.43	5/29/17	19,625	1,782
Goldman Sachs	3 Month LIBOR	Pay	5.63	2/28/18	34,080	885
	3 Month LIBOR	Receive	6.04	2/28/23	43,725	(1,205)
JPMorgan Chase	3 Month LIBOR	Pay	4.07	5/16/13	21,510	293
	3 Month LIBOR	Pay	4.27	6/2/13	8,915	202
	3 Month LIBOR	Pay	5.37	5/23/17	5,800	502
	3 Month LIBOR	Pay	5.34	5/24/17	2,650	223
	3 Month LIBOR	Pay	5.45	5/29/17	19,625	1,811
	3 Month LIBOR	Pay	5.44	8/20/17	3,700	292
	3 Month LIBOR	Pay	5.09	9/11/17	11,300	586
	3 Month LIBOR	Receive	5.23	9/27/17	8,300	(498)
	3 Month LIBOR	Receive	5.30	9/28/17	9,000	(584)
	3 Month LIBOR	Pay	5.25	10/11/17	8,500	676
	3 Month LIBOR	Receive	5.01	11/13/17	5,000	(298)
	3 Month LIBOR	Receive	4.24	1/22/18	5,350	69
	3 Month LIBOR	Receive	4.52	2/19/18	5,500	(44)
	3 Month LIBOR	Receive	4.62	2/22/18	6,700	(107)
	3 Month LIBOR	Receive	4.41	5/1/18	33,000	(330)
Merrill Lynch	3 Month LIBOR	Pay	5.00	4/15/18	5,715	14
	3 Month LIBOR	Receive	5.40	4/16/23	6,670	(61)
						$9,754

LIBOR — London Inter Bank Offer Rate

Zero Coupon Swap Contracts

The Portfolio had the following zero coupon swap agreement(s) open at period end:

				Unrealized
	Notional			Appreciation
	Amount		Termination	(Depreciation)
Swap Counterparty	(000)	Receive	Date	(000)
JPMorgan Chase	$3,665	3 Month LIBOR	5/15/21	$—
				$—

LIBOR — London Inter Bank Offer Rate

92	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Limited Duration Portfolio

The Limited Duration Portfolio seeks above-average total return over a market cycle of three to five years. The Portfolio invests primarily in U.S. government securities, investment grade corporate bonds and mortgage securities. The Portfolio seeks value in the fixed income market with only a limited sensitivity to changes in interest rates. The Portfolio will ordinarily seek to maintain an average duration similar to that of the Citigroup 1-3 Year Treasury/Government Sponsored Index, which generally ranges between zero and three years, although there is no minimum or maximum for any individual security. The Portfolio may invest in asset-backed securities and may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may also invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -17.57%, net of fees. The Portfolio’s Class I underperformed against its benchmark Citigroup 1-3 Year Treasury/Government Sponsored Index (the “Index”) which returned 6.09%.

Factors Affecting Performance

•                 The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•                 The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•                 The primary detractors from the Portfolio’s relative performance were holdings in non-agency mortgage securities and asset-backed securities as both sectors suffered price declines amid widening spreads and diminished liquidity during the period.

•                 The Portfolio held an overweight position in corporate credit, a sector not represented in the benchmark. This position, and holdings in financials in particular, also hindered performance as spreads across the corporate sector widened considerably.

•                 Yield-curve positioning, however, was beneficial to performance for the reporting year.

Management Strategies

•                 The Portfolio maintained an overweight to non-agency mortgage-backed securities. The specific non-agency issues held in the Portfolio are backed primarily by Alt-A borrowers (those who have relatively strong credit but are not considered “prime” borrowers) and are concentrated in the senior and middle tranches of the capital structure. Given our expectations that the housing market situation may take some time to work itself out and therefore, these securities would continue to add volatility, we began reducing the Portfolio’s exposure to non-agency mortgage-backed securities in the third quarter of 2008.

•                 The Portfolio’s allocation to asset-backed securities remained overweighted with the majority of holdings concentrated in high-quality, AAA rated securities.

•                 We maintained a neutral yield-curve positioning throughout the period.

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Limited Duration Portfolio

*                Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Citigroup 1-3 Year Treasury/Government Sponsored Index(1) and the Lipper Short Investment Grade Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception (6)
Portfolio – Class I (4)	(17.57)%	(1.68)%	1.88%	3.49%
Citigroup 1-3 Year Treasury/Government Sponsored Index	6.09	3.56	4.62	5.25
Lipper Short Investment Grade Debt Funds Index	(1.44)	2.02	3.50	4.52
Portfolio – Class P (5)	(17.77)	—	—	(17.68)
Citigroup 1-3 Year Treasury/Government Sponsored Index	6.09	—	—	6.06
Lipper Short Investment Grade Debt Funds Index	(1.44)	—	—	(1.44)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Citigroup 1-3 Year Treasury/Government Sponsored Index is a fixed income market-value weighted index that includes all U.S. Treasury and U.S. agency securities with remaining maturities of at least one year and not longer than three years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Short Investment Grade Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 31, 1992.
(5)	Commenced operations on September 28, 2007.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Classification	Total Investments
Asset Backed Corporates	18.5%
Mortgages – Other	18.4
Agency Fixed Rate Mortgages	13.7
Finance	11.8
Industrials	10.9
Agency Adjustable Rate Mortgages	5.0
Other*	5.8
Short-Term Investments	15.9
Total Investments	100.0%

*                Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

September 30, 2008

Portfolio of Investments

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (83.9%)
Agency Adjustable Rate Mortgages (5.0%)
Federal Home Loan Mortgage Corp., Conventional Pools:
4.08%, 7/1/34	$661	$669
4.36%, 10/1/33	3,609	3,608
4.69%, 7/1/35	4,408	4,421
Federal National Mortgage Association, Conventional Pools:
4.26%, 6/1/34	307	309
4.46%, 5/1/35	4,850	4,896
4.57%, 7/1/34	585	588
4.88%, 3/1/36	4,477	4,537
5.33%, 5/1/35	2,377	2,471
5.36%, 8/1/36	4,563	4,650
5.67%, 4/1/35	964	971
5.93%, 2/1/35	476	482
Government National Mortgage Association, Various Pools:
5.13%, 12/20/25 - 12/20/27	100	101
5.38%, 1/20/25 - 1/20/28	418	423
5.63%, 7/20/27 - 9/20/27	101	102
		28,228
Agency Fixed Rate Mortgages (13.7%)
Federal Home Loan Mortgage Corp., Conventional Pools:
5.13%, 11/17/17	20,500	21,164
10.00%, 3/1/11 - 10/1/20	74	84
11.00%, 5/1/20	4	5
11.50%, 1/1/18	8	9
Gold Pools:
6.50%, 9/1/19 - 11/1/29	113	117
7.00%, 3/1/32	2	2
7.50%, 11/1/19 - 11/1/32	2,186	2,369
8.50%, 8/1/28	35	38
10.00%, 10/1/21	6	7
10.50%, 1/1/19 - 10/1/20	10	11
11.50%, 8/1/10	3	3
12.00%, 6/1/15	17	19
Federal National Mortgage Association,
4.38%, 3/15/13	42,000	42,870
Conventional Pools:
6.50%, 3/1/18 - 10/1/32	2,567	2,656
7.00%, 5/1/26 - 12/1/34	3,303	3,471
7.50%, 9/1/29 - 7/1/32	3,203	3,456
8.00%, 12/1/29 - 8/1/31	174	188
9.50%, 11/1/20	20	22
10.00%, 8/1/16 - 9/1/16	22	25
10.50%, 12/1/16	8	9
11.00%, 7/1/20	5	5
11.50%, 11/1/19	18	21
12.50%, 2/1/15	14	16
Government National Mortgage Association, Various Pools:
9.00%, 11/15/16 - 1/15/17	84	92
9.50%, 12/15/17 - 12/15/21	167	187
10.00%, 11/15/09 - 7/15/22	417	475
10.50%, 8/15/21	22	23
11.00%, 1/15/10 - 1/15/21	165	187
11.50%, 2/15/13 - 11/15/19	97	109
		77,640
Asset Backed Corporates (18.5%)
ACE Securities Corp.,
5.91%, 9/25/33(h)	392	166
Ameriquest Mortgage Securities, Inc.,
4.36%, 8/25/34(h)	2,190	1,426
Amortizing Residential Collateral Trust,
6.96%, 1/25/33(h)	109	4
Capital Auto Receivables Asset Trust,
2.55%, 7/15/10(h)	3,000	2,969
4.98%, 5/15/11	7,161	7,088
5.02%, 9/15/11	5,250	5,187
5.31%, 10/20/09(e)	2,249	2,250
5.38%, 7/15/10	9,100	9,101
Capital One Auto Finance Trust,
5.07%, 7/15/11	2,245	2,188
Caterpillar Financial Asset Trust,
5.57%, 5/25/10	2,000	2,007
CIT Equipment Collateral,
5.07%, 2/20/10	2,882	2,885
CNH Equipment Trust,
5.20%, 6/15/10	1,274	1,277
5.40%, 10/17/11	3,000	2,990
Countrywide Asset Backed Certificates,
4.37%, 10/25/35(h)	685	683
Credit Based Asset Servicing & Securitization LLC,
3.25%, 7/25/36(h)	998	985
DaimlerChrysler Auto Trust,
5.00%, 2/8/12	8,825	8,701
Ford Credit Auto Owner Trust,
2.52%, 8/15/11(h)	5,700	5,493
5.05%, 3/15/10	998	999
5.26%, 10/15/10	4,456	4,464
5.40%, 8/15/11	8,950	8,851
GE Equipment Small Ticket LLC,
4.88%, 10/22/09(e)	761	761
Harley-Davidson Motorcycle Trust,
3.56%, 2/15/12	1,867	1,768
3.76%, 12/17/12	5,218	4,893
4.07%, 2/15/12	3,521	3,504
4.41%, 6/15/12	3,870	3,855
Hertz Vehicle Financing LLC,
4.93%, 2/25/10(e)	3,792	3,732

The accompanying notes are an integral part of the financial statements.	95

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Asset Backed Corporates (cont’d)
Honda Auto Receivables Owner Trust,
4.85%, 10/19/09	$622	$623
Hyundai Auto Receivables Trust,
5.04%, 1/17/12	4,000	4,000
National City Auto Receivables Trust,
2.88%, 5/15/11	1,020	1,020
Nationstar Home Equity Loan Trust,
3.27%, 6/25/37(h)	3,382	3,214
New Century Home Equity Loan Trust,
4.46%, 8/25/35(g)	121	120
Nissan Auto Receivables Owner Trust,
5.03%, 5/16/11	3,125	3,119
USAA Auto Owner Trust,
4.90%, 2/15/12	4,900	4,867
		105,190
Collateralized Mortgage Obligations — Agency Collateral Series (1.0%)
Federal Home Loan Mortgage Corp.,
PAC REMIC
3.50%, 5/15/22	121	121
REMIC
7.50%, 9/15/29	3,171	3,314
Federal National Mortgage Association,
PAC REMIC
5.50%, 1/25/24	451	451
6.50%, 6/25/35	1,856	1,923
		5,809
Collateralized Mortgage Obligations — Non Agency Collateral Series (1.1%)
Countrywide Alternative Loan Trust,
IO
2.18%, 3/20/46	22,864	700
2.56%, 2/25/37	18,580	476
Greenpoint Mortgage Funding Trust,
IO
1.20%, 10/25/45	15,984	432
1.30%, 8/25/45	12,203	268
GS Mortgage Securities Corp.,
IO
2.84%, 8/25/35(e)(h)	11,587	167
Harborview Mortgage Loan Trust,
IO
2.36%, 6/19/35(h)	16,362	181
2.59%, 5/19/35(h)	18,279	183
2.88%, 1/19/36(h)	24,968	382
2.93%, 3/19/37(h)	22,448	523
2.97%, 1/19/36(h)	11,125	257
3.03%, 7/19/47(h)	39,877	810
PO
3/19/47 - 7/19/47	42	6
Indymac Index Mortgage Loan Trust,
IO
2.34%, 7/25/35(h)	14,357	193
Washington Mutual, Inc.,
IO
0.51%, 6/25/44	7,075	102
0.54%, 7/25/44	12,737	135
0.57%, 10/25/44	17,948	179
0.91%, 3/25/47	106,198	1,195
		6,189
Finance (11.8%)
American General Finance Corp.,
4.63%, 5/15/09 - 9/1/10	1,485	994
Bank of America Corp.,
4.88%, 9/15/12	2,130	1,970
Bank of Scotland plc,
5.63%, 7/20/09(e)	5,400	5,391
Bank One Corp.,
6.00%, 2/17/09	664	660
Capital One Financial Corp.,
3.10%, 9/10/09(h)	3,240	3,023
Citicorp,
6.38%, 11/15/08	1,055	1,056
Citigroup, Inc.,
3.63%, 2/9/09	2,655	2,599
4.63%, 8/3/10	1,120	1,023
5.30%, 10/17/12	1,625	1,448
Credit Suisse USA, Inc.,
6.13%, 11/15/11	1,040	1,024
General Electric Capital Corp.,
5.45%, 1/15/13	6,200	5,798
Goldman Sachs Group, Inc. (The),
5.45%, 11/1/12	2,775	2,354
6.88%, 1/15/11	2,550	2,439
HSBC Finance Corp.,
4.13%, 12/15/08	760	752
5.88%, 2/1/09	1,080	1,069
6.38%, 10/15/11	285	282
6.75%, 5/15/11	630	634
JPMorgan Chase & Co.,
6.75%, 2/1/11	2,600	2,610
Lehman Brothers Holdings, Inc.,
Zero Coupon, 12/23/08(b)	2,130	277
Mantis Reef Ltd.,
4.69%, 11/14/08(e)	2,350	2,349
Mellon Funding Corp.,
6.40%, 5/14/11	2,465	2,445
Metropolitan Life Global Funding I,
4.63%, 8/19/10(e)	4,310	4,331
Monumental Global Funding II,
4.38%, 7/30/09(e)	2,335	2,305
Popular North America, Inc.,
5.65%, 4/15/09	2,245	2,218
Pricoa Global Funding I,
3.90%, 12/15/08(e)	2,930	2,918

96	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Finance (cont’d)
Principal Life Income Funding Trusts,
5.15%, 6/17/11	$2,450	$2,468
Santander Central Hispano Issuance Ltd.,
7.63%, 11/3/09	3,900	3,939
Sovereign Bancorp,
3.44%, 3/23/10(h)	3,160	2,244
Wachovia Corp.,
5.30%, 10/15/11	2,100	1,752
Wells Fargo Bank N.A.,
6.45%, 2/1/11	2,380	2,418
Xlliac Global Funding,
4.80%, 8/10/10(e)	2,485	2,390
		67,180
Industrials (10.9%)
Amgen, Inc.,
4.00%, 11/18/09	2,150	2,130
AT&T, Inc.,
2.89%, 2/5/10(h)	3,145	3,134
5.30%, 11/15/10	600	610
BAE Systems Holdings, Inc.,
4.75%, 8/15/10(e)	2,200	2,233
BellSouth Corp.,
6.00%, 10/15/11	3,670	3,680
British Telecommunications plc,
8.13%, 12/15/10	1,400	1,464
Brookfield Asset Management, Inc.,
8.13%, 12/15/08	2,555	2,567
Burlington Northern Santa Fe Corp.,
6.13%, 3/15/09	3,165	3,165
Comcast Cable Communications, Inc.,
6.88%, 6/15/09	1,110	1,121
Comcast Corp.,
5.85%, 1/15/10	900	906
ConocoPhillips,
8.75%, 5/25/10	2,900	3,116
COX Communications, Inc.,
4.63%, 1/15/10	1,600	1,577
CVS Caremark Corp.,
4.00%, 9/15/09	2,710	2,658
DaimlerChrysler North America LLC,
3.25%, 3/13/09(h)	2,425	2,415
Deutsche Telekom International Finance B.V.,
8.50%, 6/15/10	2,245	2,331
FedEx Corp.,
5.50%, 8/15/09	2,100	2,092
France Telecom S.A.,
7.75%, 3/1/11	2,200	2,310
Honeywell International, Inc.,
6.13%, 11/1/11	2,175	2,297
Hospira, Inc.,
4.24%, 3/30/10(h)	2,130	2,069
Kraft Foods, Inc.,
4.00%, 10/1/08	910	910
4.13%, 11/12/09	2,560	2,542
Macy’s Retail Holdings, Inc.,
6.30%, 4/1/09	790	783
Oracle Corp.,
5.00%, 1/15/11	1,540	1,577
Safeway, Inc.,
7.50%, 9/15/09	1,585	1,549
Sealed Air Corp.,
6.95%, 5/15/09(e)	440	442
Telecom Italia Capital S.A.,
4.88%, 10/1/10	2,400	2,334
Time Warner, Inc.,
3.03%, 11/13/09(h)	3,310	3,179
Tyco Electronics Group S.A.,
5.95%, 1/15/14	1,350	1,329
UnitedHealth Group, Inc.,
4.13%, 8/15/09	1,065	1,056
Verizon Global Funding Corp.,
7.25%, 12/1/10	1,140	1,187
Viacom, Inc.,
3.17%, 6/16/09(h)	1,270	1,257
5.75%, 4/30/11	2,145	2,085
		62,105
Mortgages — Other (18.4%)
American Home Mortgage Assets,
3.44%, 5/25/46(d)(h)	4,699	1,691
3.45%, 6/25/47(h)	7,732	2,474
3.47%, 10/25/46(d)(h)	7,171	2,051
3.51%, 6/25/47(d)(h)	3,016	444
3.53%, 10/25/46(d)(h)	3,044	548
American Home Mortgage Investment Trust,
4.34%, 2/25/44(h)	529	429
Banc of America Mortgage Securities, Inc.,
4.37%, 1/25/35(h)	4,002	3,650
4.52%, 7/25/34(h)	636	598
Bear Stearns Mortgage Funding Trust,
3.39%, 10/25/36(d)(h)	5,665	3,229
Citigroup Mortgage Loan Trust, Inc.,
3.91%, 8/25/34(h)	940	855
4.45%, 9/25/34(h)	1,747	1,387
Countrywide Alternative Loan Trust,
3.40%, 11/25/46(d)(h)	3,984	2,310
3.46%, 9/25/47(d)(h)	5,022	2,716
3.61%, 2/25/35 - 4/25/35(h)	7,587	6,134
3.71%, 5/25/35(h)	5,929	5,049
Countrywide Home Loan Mortgage
Pass Through Trust,
4.54%, 11/20/34(h)	2,296	1,801

The accompanying notes are an integral part of the financial statements.	97

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Limited Duration Portfolio

	Face
	Amount	Value
	(000)	(000)
Mortgages — Other (cont’d)
Downey Savings & Loan Association
Mortgage Loan Trust,
3.33%, 8/19/45(d)(h)	$4,884	$1,906
3.40%, 10/19/45(d)(h)	4,957	1,915
First Horizon Alternative Mortgage Securities,
3.71%, 4/25/35(h)	6,268	5,112
6.00%, 2/25/37	6,521	5,954
First Horizon Asset Securities, Inc.,
3.97%, 6/25/34(h)	426	390
5.11%, 10/25/34(h)	1,061	943
Greenpoint Mortgage Funding Trust,
3.44%, 1/25/37(d)(h)	6,049	1,996
4.86%, 3/25/36(d)(h)	2,667	1,694
Harborview Mortgage Loan Trust,
3.23%, 1/25/47(d)(h)	5,289	1,845
3.27%, 11/19/36(d)(h)	6,999	2,531
3.39%, 2/19/36(d)(h)	4,035	1,477
3.79%, 6/20/35(d)(h)(l)	1,575	394
4.86%, 10/19/35 - 1/19/36(d)(h)	12,544	7,260
Indymac Index Mortgage Loan Trust,
3.96%, 7/25/34(d)(h)(l)	1,227	307
Lehman XS Net Interest Margin Notes,
6.50%, 4/28/46(d)(e)	38	1
Luminent Mortgage Trust,
3.46%, 5/25/36(d)(h)	3,289	1,151
Merrill Lynch Mortgage Investors, Inc.,
4.79%, 7/25/34(h)	497	466
Residential Accredit Loans, Inc.,
3.38%, 3/25/37(d)(h)	6,042	1,686
3.40%, 2/25/37(d)(h)	8,575	2,412
3.61%, 10/25/45(d)(h)	4,350	1,477
Structured Asset Mortgage Investments, Inc.,
3.40%, 2/25/36(d)(h)	1,826	968
3.40%, 2/25/37(d)(h)	4,630	1,574
3.42%, 1/25/37(h)	5,871	2,024
3.52%, 2/25/36(h)	2,343	970
Washington Mutual Mortgage
Pass Through Certificates,
3.50%, 8/25/45(h)	49	49
Washington Mutual, Inc.,
3.41%, 2/25/47(d)(h)	5,258	1,436
3.57%, 10/25/45(d)(h)	2,417	978
3.80%, 5/25/46(d)(h)	5,154	2,165
3.84%, 7/25/46(h)	5,682	3,092
3.86%, 8/25/46(d)(h)	7,884	4,179
Wells Fargo Mortgage Backed Securities Trust,
3.46%, 9/25/34(h)	867	761
4.17%, 6/25/35(h)	6,433	5,644
4.57%, 12/25/34(h)	4,857	4,236
6.32%, 7/25/34(h)	110	102
		104,461
U.S. Treasury Security (0.5%)
U.S. Treasury Bond STRIPS, Zero Coupon, 5/15/21	5,755	3,233
Utilities (3.0%)
Columbus Southern Power Co.,
4.40%, 12/1/10	1,750	1,732
Enbridge Energy Partners, LP,
4.00%, 1/15/09	3,520	3,495
Enterprise Products Operating LP,
7.50%, 2/1/11	1,455	1,499
Ohio Power Co.,
2.97%, 4/5/10(h)	2,025	1,987
Pacific Gas & Electric Co.,
3.60%, 3/1/09	2,110	2,093
Public Service Co. of Colorado,
6.88%, 7/15/09	870	888
Sempra Energy,
4.75%, 5/15/09	3,025	3,026
Southwestern Public Service Co.,
6.20%, 3/1/09	2,260	2,281
		17,001
Total Fixed Income Securities (Cost $591,965)		477,036
	Shares
Short-Term Investments (15.9%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class(p)	15,462,258	15,462
	Face
	Amount
	(000)
U.S. Government & Agency Securities (7.0%)
Federal Home Loan Bank,
2.05%, 10/15/08(t)	$8,000	7,998
2.35%, 10/22/08(t)	9,500	9,497
Federal Home Loan Mortgage Corp.,
2.10%, 10/20/08(t)	5,500	5,499
Federal National Mortgage Association,
2.36%, 11/10/08(t)	17,000	16,964
		39,958
U.S. Treasury Securities (6.2%)
U.S. Treasury Bills,
0.17%, 10/9/08(r)(j)	2,415	2,415
0.25%, 10/30/08(r)	17,000	16,994
0.95%, 1/15/09(r)(j)	680	678
1.01%, 1/8/09(r)	15,000	14,959
		35,046
Total Short-Term Investments (Cost $90,423)		90,466
Total Investments (99.8%) (Cost $682,388)		567,502
Other Assets in Excess of Liabilities (0.2%)		948
Net Assets (100%)		$568,450

98	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Limited Duration Portfolio

(b)	Issuer is in default.
(d)	Security was valued at fair value — At September 30, 2008, the Portfolio held $52,341,000 of fair valued securities, representing 9.2% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(g)	Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of September 30, 2008. Maturity date disclosed is the ultimate maturity date.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(l)	Security has been deemed illiquid — At September 30, 2008.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2008.
(t)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
IO	Interest Only
PAC	Planned Amortization Class
PO	Principal Only
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
U.S. Treasury 10 yr. Note	436	$ 49,977	Dec-08	$ (468)
Short:
U.S. Treasury 2 yr. Note	1,047	223,469	Dec-08	(1,381)
U.S. Treasury 5 yr. Note	434	48,710	Dec-08	(224)
U.S. Treasury Long Bond	35	4,101	Dec-08	9
5 yr. Swap	340	36,890	Dec-08	343
10 yr. Swap	370	41,382	Dec-08	565
				$(1,156)

The accompanying notes are an integral part of the financial statements.	99

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Limited Duration Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

					Unrealized
		Notional			Appreciation
	Buy/Sell	Amount	Pay/Receive	Termination	(Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
Barclays Bank plc Dow Jones CDX North America Investment
Grade Index, Series 9	Buy	$7,900	0.60%	12/20/12	$ (73)
Goldman Sachs Dow Jones CDX North America Investment
Grade Index, Series 8	Sell	8,000	0.35	6/20/12	(293)
					$(366)

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s)open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Bank of America	3 Month LIBOR	Pay	4.21%	6/3/13	$100,000	$1,976
	3 Month LIBOR	Receive	5.38	7/24/18	21,236	(327)
	3 Month LIBOR	Pay	5.56	2/19/18	8,213	193
	3 Month LIBOR	Pay	5.07	4/14/18	6,410	32
	3 Month LIBOR	Pay	4.98	4/15/18	2,315	4
	3 Month LIBOR	Receive	6.00	2/19/23	10,678	(283)
	3 Month LIBOR	Receive	5.47	4/14/23	8,210	(92)
	3 Month LIBOR	Receive	5.38	4/15/23	2,350	(20)
	3 Month LIBOR	Pay	5.56	7/24/23	27,153	367
Citigroup	3 Month LIBOR	Pay	2.90	2/28/10	20,500	(78)
Deutsche Bank	3 Month LIBOR	Pay	4.55	10/23/09	21,200	597
	3 Month LIBOR	Pay	4.43	11/8/09	21,000	560
	6 Month EUR LIBOR	Receive	4.93	7/1/18	27,465	(333)
	6 Month EUR LIBOR	Pay	4.96	7/24/18	13,733	182
	6 Month EUR LIBOR	Pay	5.27	7/2/23	34,375	511
	6 Month EUR LIBOR	Receive	5.19	7/24/23	17,188	(200)
Goldman Sachs	3 Month LIBOR	Pay	5.07	10/5/08	11,000	201
	3 Month LIBOR	Pay	4.64	9/11/09	21,200	329
	3 Month LIBOR	Pay	5.63	2/28/18	22,335	580
	3 Month LIBOR	Receive	6.04	2/28/23	28,925	(797)
JPMorgan Chase	3 Month LIBOR	Pay	5.20	10/13/08	13,500	256
	3 Month LIBOR	Pay	4.96	3/12/09	21,500	204
	3 Month LIBOR	Pay	5.39	6/6/09	21,200	654
	3 Month LIBOR	Pay	5.49	6/14/09	21,300	680
	3 Month LIBOR	Pay	5.36	6/28/09	21,300	612
	3 Month LIBOR	Pay	5.33	1/30/09	10,700	107
	3 Month LIBOR	Pay	5.36	7/13/09	21,350	451
	3 Month LIBOR	Pay	5.08	8/1/09	22,000	415
	3 Month LIBOR	Pay	4.79	9/20/09	21,100	346
	3 Month LIBOR	Pay	4.78	10/18/09	21,000	664
	3 Month LIBOR	Pay	4.38	10/29/09	21,300	548
	3 Month LIBOR	Pay	4.14	12/12/09	21,000	489
	3 Month LIBOR	Pay	3.99	12/14/09	22,000	465
	3 Month LIBOR	Pay	2.79	2/4/10	20,500	(123)
	3 Month LIBOR	Pay	4.18	6/9/13	13,000	239
Merrill Lynch	3 Month LIBOR	Pay	5.00	4/15/18	3,085	7
	3 Month LIBOR	Receive	5.40	4/16/23	3,300	(30)
						$9,386

EUR	— Euro
LIBOR	— London Inter Bank Offer Rate

100	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Limited Duration Portfolio

Zero Coupon Swap Contracts

The Portfolio had the following zero coupon swap agreement(s) open at period end:

Unrealized
	Notional			Appreciation
	Amount		Termination	(Depreciation)
Swap Counterparty	(000)	Receive	Date	(000)
JPMorgan Chase
	$3,235	3 Month LIBOR	5/15/21	$—
$—

LIBOR — London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	101

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Long Duration Fixed Income Portfolio

The Long Duration Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years. The Portfolio invests primarily in a diversified mix of U.S. dollar-denominated investment grade fixed income securities, particularly U.S. government, corporate and mortgage securities. The securities in which the Portfolio invests carry an investment grade rating or, if unrated, are determined to be of a comparable quality by the Adviser, at the time of purchase and the Portfolio may continue to hold such securities in the event they are downgraded to below investment grade. The Portfolio will ordinarily seek to maintain an average duration of approximately ten or more years. Although there is no minimum or maximum maturity for any individual security, the Adviser actively manages the interest rate risk of the Portfolio within a range relative to its benchmark. The Portfolio may invest in TBAs. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may invest also may be denominated in currencies other than U.S. dollars. The Portfolio may invest in asset-backed securities and may use futures, options, CMOs, swaps, options on swaps and other derivatives.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of 0.87%, net of fees. The Portfolio’s Class I outperformed against its benchmark the Lehman Brothers U.S. Long Government/Credit Index (the “Index”) which returned -0.37%.

Factors Affecting Performance

•                           The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•                           The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all but the U.S. Treasury sector.

•                           We maintained an underweight to corporate credits for much of the period, which was additive to relative performance as credit spreads significantly widened, particularly in the financial sector.

•                           Yield-curve positioning was also beneficial to performance as it enabled the Portfolio to benefit from the steepening of the yield curve that occurred during the reporting year.

•                           A small position in agency mortgage-backed securities detracted from performance as prices in the sector declined amid widening spreads and diminished liquidity.

Management Strategies

•                           During 2007 and into the first quarter of 2008, we maintained an underweight allocation to corporate credits with an emphasis on high-quality names. In response to sharp spread widening later in the period, this position was brought to a neutral stance.

•                           With regard to yield-curve positioning, we underweighted longer-dated issues and overweighted intermediate-dated issues in the first half of 2008, a strategy that helped enhance returns as the spread between intermediate-and long-dated yields widened and the curve steepened. This trade was removed during the third quarter of the year and as a result, the Portfolio held a neutral duration, or interest-rate sensitivity, at the end of the period.

102

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Long Duration Fixed Income Portfolio

*	Minimum Investment
**	Commenced operations on July 21, 2006.

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class shares P will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Lehman Brothers U.S. Long Government/Credit Index(1) and Lipper BBB-Rated Corporate Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Since
	Year	Inception(5)
Portfolio – Class I (4)	0.87%	3.98%
Lehman Brothers U.S. Long Government/Credit Index	(0.37)	3.97
Lipper BBB-Rated Corporate Debt Funds Index	(6.31)	0.84

Portfolio – Class P (4)	0.61	3.71
Lehman Brothers U.S. Long Government/Credit Index	(0.37)	3.97
Lipper BBB-Rated Corporate Debt Funds Index	(6.31)	0.84

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Lehman Brothers U.S. Long Government/Credit Index tracks the securities in the long maturity range of the Lehman Brothers U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixed-rate U.S. government, U.S. agency and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper BBB-Rated Corporate Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper BBB-Rated Corporate Debt Funds classification.

(3)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on July 21, 2006.
(5)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Classification	Total Investments
U.S. Treasury Securities	28.4%
Industrials	24.5
Finance	10.4
Agency Fixed Rate Mortgages	6.5
Utilities	6.4
Other*	3.2
Short-Term Investments	20.6
Total Investments	100.0%

*                           Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

The accompanying notes are an integral part of the financial statements.	103

2008 Annual Report

September 30, 2008

Portfolio of Investments

Long Duration Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (78.9%)
Agency Fixed Rate Mortgages (6.5%)
Federal Home Loan Mortgage Corp.,
Conventional Pools:
6.75%, 3/15/31	$630	$774
Federal National Mortgage Association,
Conventional Pools:
6.63%, 11/15/30	175	212
7.25%, 5/15/30	645	831
		1,817
Collateralized Mortgage Obligations — Agency Collateral Series (1.7%)
Federal National Mortgage Association,
REMIC
5.00%, 6/25/35	195	195
Government National Mortgage Association,
3.79%, 8/20/30(h)	284	284
		479
Finance (10.4%)
Abbey National plc,
7.95%, 10/26/29	50	48
Aetna, Inc.,
6.63%, 6/15/36	40	37
AIG SunAmerica Global Financing X,
6.90%, 3/15/32(e)	17	13
Allstate Corp.,
5.95%, 4/1/36	50	41
Bank of America N.A.,
6.00%, 10/15/36	365	305
Bank One Corp.,
8.00%, 4/29/27	250	241
BB&T Corp.,
5.25%, 11/1/19	90	69
Bear Stearns Cos. LLC (The),
7.25%, 2/1/18	150	145
Berkshire Hathaway Finance Corp.,
5.40%, 5/15/18(e)	95	92
Chubb Corp.,
6.50%, 5/15/38	40	36
Citigroup, Inc.,
5.85%, 12/11/34	325	224
6.13%, 8/25/36	100	65
Credit Suisse, New York,
6.00%, 2/15/18	110	96
Farmers Exchange Capital,
7.05%, 7/15/28(e)	100	80
General Electric Capital Corp.,
5.88%, 1/14/38	255	189
6.75%, 3/15/32	230	192
Goldman Sachs Group, Inc. (The),
6.13%, 2/15/33	50	36
6.75%, 10/1/37	300	201
HSBC Holdings plc,
6.50%, 5/2/36	235	195
JPMorgan Chase & Co.,
6.40%, 5/15/38	15	13
Lehman Brothers Holdings, Inc.,
6.88%, 7/17/37(b)	175	1
Merrill Lynch & Co., Inc.,
6.11%, 1/29/37	100	70
7.75%, 5/14/38	100	84
MetLife, Inc.,
5.70%, 6/15/35	95	75
Nationwide Building Society,
4.25%, 2/1/10(e)	105	103
Platinum Underwriters Finance, Inc.,
7.50%, 6/1/17	15	14
Popular North America, Inc.,
5.65%, 4/15/09	50	49
Prudential Financial, Inc.,
5.90%, 3/17/36	30	23
6.63%, 12/1/37	20	17
Sovereign Bancorp,
3.44%, 3/23/10(h)	105	75
Travelers Cos., Inc. (The),
5.80%, 5/15/18	25	23
6.75%, 6/20/36	25	23
WellPoint, Inc.,
6.38%, 6/15/37	25	21
		2,896
Industrials (24.3%)
Alcan, Inc.,
6.13%, 12/15/33	25	21
Alcoa, Inc.,
5.95%, 2/1/37	50	39
Anadarko Petroleum Corp.,
6.45%, 9/15/36	50	39
Apache Corp.,
6.00%, 1/15/37	30	25
Archer-Daniels-Midland Co.,
5.45%, 3/15/18	5	5
Archer-Daniels-Midland Co.,
6.45%, 1/15/38	15	14
6.63%, 5/1/29	35	33
Astrazeneca plc,
6.45%, 9/15/37	85	82
AT&T Corp.,
8.00%, 11/15/31	410	416
AT&T, Inc.,
6.40%, 5/15/38	155	130
Baxter International, Inc.,
6.25%, 12/1/37	85	81
BellSouth Corp.,
6.55%, 6/15/34	80	69
Biogen Idec, Inc.,
6.88%, 3/1/18	70	69

104	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

	Face
	Amount	Value
	(000)	(000)
Industrials (cont’d)
Boeing Co.,
6.13%, 2/15/33	$70	$68
Bristol-Myers Squibb Co.,
5.88%, 11/15/36	40	35
6.13%, 5/1/38	45	41
BSKYB Finance UK plc,
6.50%, 10/15/35(e)	50	45
Burlington Northern Santa Fe Corp.,
6.15%, 5/1/37	50	46
Canadian Natural Resources Ltd.,
6.25%, 3/15/38	20	15
6.45%, 6/30/33	40	32
Caterpillar, Inc.,
6.05%, 8/15/36	35	32
Coca-Cola Enterprises, Inc.,
6.95%, 11/15/26	70	72
Comcast Corp.,
6.40%, 5/15/38	60	48
6.45%, 3/15/37	155	126
6.95%, 8/15/37	95	81
ConAgra Foods, Inc.,
8.25%, 9/15/30	80	88
ConocoPhillips,
5.90%, 5/15/38	100	89
ConocoPhillips Holding Co.,
6.95%, 4/15/29	105	107
Corning, Inc.,
7.25%, 8/15/36	20	18
CVS Pass-Through Trust,
6.04%, 12/10/28(e)	106	95
Daimler Finance North America LLC,
8.50%, 1/18/31	135	136
Delhaize America, Inc.,
9.00%, 4/15/31	25	26
Dell, Inc.,
6.50%, 4/15/38(e)	75	66
Deutsche Telekom International Finance B.V.,
8.75%, 6/15/30	60	58
Devon Financing Corp. UCL,
7.88%, 9/30/31	60	61
Diageo Capital plc,
5.88%, 9/30/36	30	27
Eli Lilly & Co.,
5.55%, 3/15/37	45	41
EnCana Corp.,
6.50%, 2/1/38	50	40
6.63%, 8/15/37	30	24
France Telecom S.A.,
8.50%, 3/1/31	105	114
Gaz Capital S.A.,
7.29%, 8/16/37(e)	100	72
GlaxoSmithKline Capital, Inc.,
6.38%, 5/15/38	115	109
Grupo Televisa S.A.,
6.00%, 5/15/18	100	95
GTL Trade Finance, Inc.,
7.25%, 10/20/17(e)	100	97
Hess Corp.,
7.13%, 3/15/33	55	48
Hewlett-Packard Co.,
5.50%, 3/1/18	30	28
HJ Heinz Finance Co.,
6.75%, 3/15/32	30	28
Home Depot, Inc.,
2.94%, 12/16/09(h)	40	38
Home Depot, Inc.,
5.88%, 12/16/36	70	49
Honeywell International, Inc.,
5.30%, 3/1/18	40	38
IBM Corp.,
5.88%, 11/29/32	60	56
JC Penney Corp., Inc.,
7.40%, 4/1/37	50	42
Kellogg Co.,
7.45%, 4/1/31	60	66
Koninklijke Philips Electronics NV,
6.88%, 3/11/38	75	75
Kraft Foods, Inc.,
6.88%, 1/26/39	105	95
Kroger Co. (The),
6.90%, 4/15/38	60	56
Lockheed Martin Corp.,
6.15%, 9/1/36	75	72
Lowe’s Cos, Inc.,
6.65%, 9/15/37	35	34
Macy’s Retail Holdings, Inc.,
6.38%, 3/15/37	40	29
Medco Health Solutions, Inc.,
7.13%, 3/15/18	55	56
Merck & Co., Inc.,
5.75%, 11/15/36	35	33
Monsanto Co.,
5.88%, 4/15/38	30	27
News America, Inc.,
6.40%, 12/15/35	135	114
Nexen, Inc.,
6.40%, 5/15/37	115	91
Norfolk Southern Corp.,
7.05%, 5/1/37	80	83
Northrop Grumman Space & Mission
System Corp.,
7.75%, 6/1/29	10	11
Northrop Grumman Systems Corp.,
7.75%, 2/15/31	65	74

The accompanying notes are an integral part of the financial statements.	105

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont’d)
Oracle Corp.,
6.50%, 4/15/38	$30	$27
Parker Hannifin Corp.,
6.25%, 5/15/38	50	48
Petro-Canada,
5.95%, 5/15/35	55	44
6.80%, 5/15/38	30	24
Philip Morris International, Inc.,
6.38%, 5/16/38	80	71
Procter & Gamble Co.,
5.55%, 3/5/37	75	70
Raytheon Co.,
7.00%, 11/1/28	35	35
Rio Tinto Finance USA Ltd.,
7.13%, 7/15/28	65	62
Schering-Plough Corp.,
6.55%, 9/15/37	80	73
Suncor Energy, Inc.,
6.50%, 6/15/38	25	21
Target Corp.,
7.00%, 1/15/38	100	94
Telecom Italia Capital S.A.,
7.20%, 7/18/36	125	99
Telefonica Europe B.V.,
8.25%, 9/15/30	130	131
Time Warner Cable, Inc.,
6.55%, 5/1/37	115	93
7.30%, 7/1/38	60	54
Time Warner, Inc.,
6.50%, 11/15/36	75	57
7.70%, 5/1/32	210	183
Union Pacific Corp.,
6.25%, 5/1/34	50	44
United Parcel Service, Inc.,
6.20%, 1/15/38	30	28
United Technologies Corp.,
6.05%, 6/1/36	115	108
UnitedHealth Group, Inc.,
6.88%, 2/15/38	50	44
Vale Overseas Ltd.,
6.88%, 11/21/36	45	40
Valero Energy Corp.,
6.63%, 6/15/37	100	87
Verizon Communications, Inc.,
5.85%, 9/15/35	135	105
6.40%, 2/15/38	165	138
VF Corp.,
6.45%, 11/1/37	30	25
Viacom, Inc.,
6.88%, 4/30/36	140	113
Vivendi,
6.63%, 4/4/18(e)	80	77
Vodafone Group plc,
6.15%, 2/27/37	110	89
Wal-Mart Stores, Inc.,
5.25%, 9/1/35	150	121
6.50%, 8/15/37	60	56
Weatherford International Ltd.,
6.50%, 8/1/36	55	48
7.00%, 3/15/38	35	30
Wyeth,
5.95%, 4/1/37	85	77
6.50%, 2/1/34	40	40
XTO Energy, Inc.,
6.38%, 6/15/38	55	45
6.75%, 8/1/37	25	22
		6,793
Sovereign (1.4%)
Federated Republic of Brazil,
8.25%, 1/20/34	350	397
U.S. Treasury Securities (28.2%)
U.S. Treasury Bonds,
6.13%, 11/15/27	500	609
6.38%, 8/15/27	2,000	2,494
6.63%, 2/15/27	3,500	4,459
U.S. Treasury Bond STRIPS,
Zero Coupon, 5/15/21	570	320
		7,882
Utilities (6.4%)
Alabama Power Co.,
6.13%, 5/15/38	80	74
Arizona Public Service Co.,
5.50%, 9/1/35	85	60
Carolina Power & Light Co.,
6.13%, 9/15/33	40	37
CenterPoint Energy Resources Corp.,
6.25%, 2/1/37	25	20
Columbus Southern Power Co.,
6.60%, 3/1/33	30	27
Consolidated Edison Co. of New York, Inc.,
5.85%, 3/15/36	40	33
Consumers Energy Co.,
4.40%, 8/15/09	55	55
5.65%, 4/15/20	40	36
Detroit Edison Co.,
6.35%, 10/15/32	90	82
Duke Energy Ohio, Inc.,
5.40%, 6/15/33	45	35
E.ON International Finance BV,
6.65%, 4/30/38(e)	105	103
Enel Finance International S.A.,
6.80%, 9/15/37(e)	100	98
Enterprise Products Operating LP,
6.65%, 10/15/34	40	34
6.88%, 3/1/33	70	62

106	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

	Face Amount (000)	Value (000)
Utilities (cont’d)
Equitable Resources, Inc.,
6.50%, 4/1/18	$50	$48
Florida Power & Light Co.,
5.63%, 4/1/34	40	36
5.85%, 2/1/33	35	32
Keyspan Corp.,
5.80%, 4/1/35	50	38
Kinder Morgan Energy Partners LP,
6.50%, 2/1/37	65	53
6.95%, 1/15/38	10	9
Northern States Power Co.,
6.25%, 6/1/36	35	32
Ohio Edison Co.,
6.88%, 7/15/36	95	86
Ohio Power Co.,
6.60%, 2/15/33	110	99
Pacific Gas & Electric Co.,
6.05%, 3/1/34	40	35
Pacificorp,
5.75%, 4/1/37	40	34
6.25%, 10/15/37	85	77
Plains All American Pipeline LP/PAA
Finance Corp.,
6.70%, 5/15/36	85	72
Public Service Co. of Colorado,
6.25%, 9/1/37	75	69
Public Service Electric & Gas Co.,
5.80%, 5/1/37	65	57
Southern California Edison Co.,
5.55%, 1/15/37	60	52
Texas Eastern Transmission LP,
7.00%, 7/15/32	45	44
TransCanada Pipelines Ltd.,
6.20%, 10/15/37	75	65
Virginia Electric and Power Co.,
6.00%, 1/15/36	95	83
		1,777
Total Fixed Income Securities (Cost $23,388)		22,041
	Shares
Short-Term Investments (20.5%)
Investment Company (4.2%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class(p)	1,175,386	1,175
	Face
	Amount
	(000)
U.S. Government & Agency Securities (4.8%)
Federal Home Loan Mortgage Corp.,
1.80%, 11/18/08(t)	$850	848
2.10%, 10/20/08(t)	500	500
		1,348
U.S. Treasury Securities (11.5%)
U.S. Treasury Bills,
0.06%, 10/2/08(r)	500	500
0.17%, 10/9/08(r)(j)	110	110
0.70%, 12/4/08(r)	1,200	1,198
1.01%, 1/8/09(r)	1,400	1,397
		3,205
Total Short-Term Investments (Cost $5,724)		5,728
Total Investments (99.4%) (Cost $29,112)		27,769
Other Assets in Excess of Liabilities (0.6%)		165
Net Assets (100%)		$27,934

(b)	Issuer is in default.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(j)	All or a portion of the security was pledged to cover margin requirements for futures contracts.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(r)	Rate shown is the yield to maturity at September 30, 2008.
(t)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
@	Value is less than $500.
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	2	$ 229	Dec-08	$ (4)
U.S. Treasury Long Bond	31	3,632	Dec-08	(18)
Short:
U.S. Treasury 2 yr. Note	9	1,921	Dec-08	— @
U.S. Treasury 5 yr. Note	2	224	Dec-08	— @
5 yr. Swap	6	651	Dec-08	7
10 yr. Swap	52	5,816	Dec-08	27
				$ 12

The accompanying notes are an integral part of the financial statements.	107

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

Swap Counterparty and Reference Obligation	Buy/Sell Protection	Notional Amount (000)	Pay/Receive Fixed Rate	Termination Date	Unrealized Appreciation (Depreciation) (000)
Bank of America
Carnival Corp., 6.65%, 1/15/28	Buy	$45	1.57%	3/20/18	$ (1)
Goodrich Corp., 7.63%, 12/15/12	Buy	120	0.82	3/20/18	(2)
Citigroup
Eaton Corp., 7.65%, 11/15/29	Buy	20	0.82	3/20/18	1
Goldman Sachs
Coca-Cola Enterprises, Inc., 6.13%, 8/15/11	Buy	145	0.59	3/20/13	(1)
Dow Jones CDX North America Investment Grade Index, Series 10	Sell	145	1.55	6/20/13	(2)
Dow Jones CDX North America Investment Grade Index, Series 9	Sell	145	0.80	12/20/17	(4)
Eaton Corp., 7.65%, 11/15/29	Buy	180	0.97	3/20/18	3
Hartford Financial Services Group, Inc. (The),
4.75%, 3/1/14	Buy	125	0.39	3/20/12	13
Merrill Lynch
Carnival Corp., 6.65%, 1/15/28	Buy	20	1.60	3/20/18	— @
UBS
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	25	1.73	3/20/18	— @
Martin Marietta Materials, Inc., 6.88%, 4/1/11	Buy	35	1.73	3/20/18	— @
					$7

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

Swap Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Termination Date	Notional Amount (000)	Unrealized Appreciation (Depreciation) (000)
Bank of America	3 Month LIBOR	Pay	4.15%	6/9/13	$2,035	$ 34
	3 Month LIBOR	Receive	3.90	9/10/13	2,070	12
	3 Month LIBOR	Pay	5.37	2/12/18	548	9
	3 Month LIBOR	Pay	5.07	4/14/18	570	3
	3 Month LIBOR	Pay	4.98	4/15/18	1,235	2
	3 Month LIBOR	Receive	5.38	7/24/18	2,155	(33)
	3 Month LIBOR	Receive	4.67	8/4/18	1,500	(29)
	3 Month LIBOR	Receive	5.82	2/12/23	705	(15)
	3 Month LIBOR	Receive	5.47	4/14/23	730	(8)
	3 Month LIBOR	Receive	5.38	4/15/23	1,520	(13)
	3 Month LIBOR	Pay	5.56	7/24/23	2,768	37
Citigroup	3 Month LIBOR	Pay	5.44	5/29/17	1,875	172
	3 Month LIBOR	Pay	5.46	8/7/17	1,000	80
Deutsche Bank	3 Month LIBOR	Pay	5.39	5/25/17	2,925	257
	3 Month LIBOR	Pay	5.45	8/9/17	1,300	104
	6 Month EUR LIBOR	Receive	4.93	7/1/18	2,265	(27)
	6 Month EUR LIBOR	Receive	4.86	7/9/18	395	(3)
	6 Month EUR LIBOR	Receive	4.86	7/10/18	355	(3)
	6 Month EUR LIBOR	Pay	4.96	7/24/18	1,508	20
	6 Month EUR LIBOR	Receive	4.68	9/11/18	2,037	—
	6 Month EUR LIBOR	Pay	4.71	9/11/18	2,037	2
	3 Month LIBOR	Receive	4.83	9/11/18	2,703	13
	3 Month LIBOR	Pay	4.86	9/11/18	2,703	—
	6 Month EUR LIBOR	Pay	5.27	7/2/23	2,835	42
	6 Month EUR LIBOR	Pay	5.24	7/9/23	490	7
	6 Month EUR LIBOR	Pay	5.24	7/10/23	445	6
	6 Month EUR LIBOR	Receive	5.19	7/24/23	1,885	(22)

108	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Long Duration Fixed Income Portfolio

Interest Rate Swap Contracts (cont’d)

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Goldman Sachs	3 Month LIBOR	Pay	5.63	2/28/18	$1,945	$51
	3 Month LIBOR	Receive	6.04	2/28/23	2,495	(69)
JPMorgan Chase	3 Month LIBOR	Pay	4.07	5/16/13	1,155	16
	3 Month LIBOR	Pay	5.45	5/29/17	1,850	171
	3 Month LIBOR	Pay	5.09	9/11/17	1,450	75
	3 Month LIBOR	Receive	4.41	5/1/18	2,165	(22)
	3 Month LIBOR	Pay	5.42	9/21/37	1,000	117
						$986

EUR	— Euro
LIBOR	— London Inter Bank Offer Rate

Zero Coupon Swap Contracts

The Portfolio had the following zero coupon swap agreement(s) open at period end:

				Unrealized
	Notional			Appreciation
	Amount		Termination	(Depreciation)
Swap Counterparty	(000)	Receive	Date	(000)
JPMorgan Chase	$320	3 Month LIBOR	5/15/21	$—
				$—

LIBOR — London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	109

2008 Annual Report

September 30, 2008

Investment Overview (unaudited)

Municipal Portfolio

The Municipal Portfolio seeks to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income that is exempt from federal income tax. The Portfolio invests primarily in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities). The Portfolio may purchase municipal securities that pay interest that is subject to the federal alternative minimum tax, and securities on which the interest payments are taxable. The Portfolio may invest in high yield municipal securities (commonly referred to as “junk bonds”). The Portfolio will ordinarily seek to maintain an average weighted maturity of between five and ten years, although there is no minimum or maximum maturity for any individual security. The Portfolio may use futures, options, forwards, CMOs, swaps, options on swaps and other derivatives. The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market countries. The securities in which the Portfolio may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Portfolio may also invest in public bank loans made by banks or other financial institutions. These public bank loans may be rated investment grade or below investment grade.

Performance

For the fiscal year ended September 30, 2008, the Portfolio’s Class I had a total return based on net asset value and reinvestment of distributions per share of -5.24%, net of fees. The Portfolio’s Class I underperformed against its benchmarks the Lehman Brothers 5 Year Municipal Index, the Lehman Brothers 10 Year Municipal Index and the Blended Municipal Index (a 50%/50% blend of the Lehman Brothers 5 & 10 Year Municipal Indexes) which returned 3.72%, 0.55% and 2.13%, respectively.

Factors Affecting Performance

•                            The financial markets were under pressure throughout the period amid disrupted credit markets, ongoing deterioration of the housing market, losses in the financial sector, and growing fears of recession.

•                            The third quarter of 2008, however, will most certainly go down as a defining moment in the history of the financial industry. Investor confidence plummeted and credit markets seized as several venerable financial institutions were forced into mergers or dissolved entirely in September, resulting in significant price erosion across all the but U.S. Treasury sector.

•                            The Portfolio’s position in long-dated zero-coupon municipal bonds detracted from relative performance. During the period, longer-dated issues underperformed shorter-maturity issues as the municipal yield curve steepened while historic spread widening in zero-coupon issues led them to underperform their coupon-bearing counterparts.

•                            The Portfolio holds a small, opportunistic position in corporate credit which is concentrated in preferred securities. This position detracted significantly from performance, specifically in September, as the financial sector struggled and spreads across the corporate market widened. A small allocation to non-agency mortgage-backed securities also hindered performance.

•                            A focus on higher-quality municipal issues was additive to performance as the flight to quality that persisted throughout the period helped the higher-rated segment of the market to outpace the lower-rated segment.

•                            The Portfolio’s neutral yield-curve positioning also benefited performance as rates rose proportionately across the entire municipal yield curve during the period.

Management Strategies

•                            We maintained a higher credit-quality profile for the Portfolio throughout the reporting period, favoring issues within the higher-rated segment of the credit quality spectrum.

•                            The Portfolio was overweighted long-dated zero-coupon municipal bonds as well as the general obligation and school district sectors.

•                            Interest-rate positioning remained neutral throughout the period.

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Municipal Portfolio

*                 Minimum Investment

In accordance with SEC regulations, the Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Lehman Brothers 5 Year Municipal Index(1), Lehman Brothers 10 Year Municipal Index(2), Blended Municipal Index(3) and the Lipper Intermediate Municipal Debt Funds Index(4)

	Total Returns(5)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(10)
Portfolio – Class I (6)	(5.24)%	2.22%	3.96%	5.39%
Lehman Brothers 5 Year Municipal Index	3.72	2.81	4.25	4.89
Lehman Brothers 10 Year Municipal Index	0.55	3.20	4.47	5.65
Blended Municipal Index	2.13	3.01	4.37	5.46
Lipper Intermediate Municipal Debt Funds Index	(0.90)	2.14	3.48	4.54

Portfolio – Class P (7)	(5.44)	—	—	(2.77)
Lehman Brothers 5 Year Municipal Index	3.72	—	—	5.21
Lehman Brothers 10 Year Municipal Index	0.55	—	—	2.69
Blended Municipal Index	2.13	—	—	3.95
Lipper Intermediate Municipal Debt Funds Index	(0.90)	—	—	0.97

	Total Returns(5)
		Average Annual
				Cumulative
	One	Five	Ten	Since
	Year	Years	Years	Inception(10)
Portfolio – Class H w/o sales charges (8)	—%	—%	—%	(6.31)%
Portfolio – Class H with maximum 3.50% sales charges (8)	—	—	—	(9.58)
Lehman Brothers 5 Year Municipal Index	—	—	—	1.52
Lehman Brothers 10 Year Municipal Index	—	—	—	(1.45)
Blended Municipal Index	—	—	—	0.03
Lipper Intermediate Municipal Debt Funds Index	—	—	—	(2.22)

Portfolio – Class L(9)	—	—	—	(6.33)
Lehman Brothers 5 Year Municipal Index	—	—	—	0.15
Lehman Brothers 10 Year Municipal Index	—	—	—	(1.77)
Blended Municipal Index	—	—	—	(0.81)
Lipper Intermediate Municipal Debt Funds Index	—	—	—	(2.65)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment returns and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)

The Lehman Brothers 5 Year Municipal Index is a market capitalization weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of four to six years. To be included in the Index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lehman Brothers 10 Year Municipal Index is market capitalization-weighted index of investment-grade (BBB-/Baa3) or higher municipal bonds with maturities of eight to twelve years. To be included in the Index, bonds must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Blended Municipal Index is an unmanaged index comprised of the Lehman Brothers Long Municipal Index from 10/1/92 to 3/31/96 and 50% Lehman Brothers 10 Year Municipal Index and 50% Lehman Brothers 5 Year Municipal Index thereafter.

(4)

The Lipper Intermediate Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Intermediate Municipal Debt Funds classification.

(5)

Total returns for the Portfolio reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or reimbursements are voluntary and the

2008 Annual Report

September 30, 2008

Investment Overview (cont’d)

Municipal Portfolio

Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. Returns for periods less than one year are not annualized.

(6)	Commenced operations on October 1, 1992.
(7)	Commenced operations on June 20, 2007.
(8)	Commenced operations on January 2, 2008.
(9)	Commenced operations on June 16, 2008.
(10)

For comparative purposes, average annual and cumulative since inception returns listed for the Indexes refer to the inception date or initial offering of the share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition

Percentage of
Classification	Total Investments
Municipal Bonds	92.8%
Other*	3.7
Short-Term Investments	3.5
Total Investments	100.0%

*                 Industries and/or investment types which do not appear in the above table, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2008 Annual Report

September 30, 2008

Portfolio of Investments

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Fixed Income Securities (93.8%)
Collateralized Mortgage Obligations — Agency Collateral Series (0.1%)
Federal Home Loan Mortgage Corp.,
IO PAC REMIC
6.00%, 4/15/32	$1,035	$86
IO REMIC
6.50%, 3/15/33	447	87
Federal National Mortgage Association,
Inv Fl IO REMIC
5.79%, 3/25/23	408	45
6.00%, 5/25/33	1,103	209
IO
6.50%, 6/1/31	297	80
7.00%, 4/1/32	103	28
IO REMIC
1.42%, 3/25/36	10,267	154
6.00%, 6/25/33 - 8/25/35	3,816	907
6.50%, 5/25/33	900	181
7.00%, 4/25/33	412	77
Government National Mortgage Association,
Inv Fl IO
5.46%, 12/16/25	273	34
5.51%, 5/16/32	173	18
6.06%, 4/16/19 - 12/16/19	625	71
		1,977
Collateralized Mortgage Obligations — Non Agency Collateral Series (0.5%)
Bear Stearns Structured Products, Inc.,
IO
0.01%, 1/27/37(d)(e)(l)	38,561	4
0.02%, 6/26/36(d)(e)(l)	69,153	7
0.16%, 1/27/37(d)(e)(l)	71,884	7
0.18%, 1/27/37(d)(e)(l)	49,113	5
1.22%, 5/25/37(d)(e)(l)	77,514	8
Countrywide Alternative Loan Trust,
IO
0.18%, 5/25/47(d)(e)(l)	16,364	2
0.41%, 2/25/47(d)(l)	34,471	3
2.18%, 3/20/46	10,729	328
2.40%, 12/20/46	29,107	891
2.51%, 12/20/35(e)(h)	10,879	279
2.54%, 12/20/35(e)(h)	14,674	440
2.56%, 2/25/37	11,850	303
2.86%, 3/20/47	27,444	892
3.06%, 8/25/46(h)	9,351	396
Countrywide Home Loan Mortgage Pass Through Trust,
IO
0.51%, 10/25/34(h)	6,063	43
Greenpoint Mortgage Funding Trust,
IO
1.13%, 6/25/45	7,562	216
1.30%, 8/25/45	6,771	149
Harborview Mortgage Loan Trust,
IO
2.36%, 6/19/35(h)	7,437	82
2.59%, 5/19/35(h)	9,700	97
2.93%, 3/19/37(h)	10,114	235
3.03%, 7/19/47(h)	18,038	366
PO
3/19/47 - 7/19/47	19	3
Harborview NIM Corp.,
IO
1.52%, 12/15/36(d)(l)	1,686	—	@
Indymac Index Mortgage Loan Trust,
IO
2.34%, 7/25/35(h)	9,372	126
Residential Accredit Loans, Inc.,
IO
0.68%, 3/25/47(d)(h)(l)	23,355	2
0.76%, 5/25/47(d)(h)(l)	55,562	6
1.22%, 8/25/47(d)(l)	137,830	14
Washington Mutual, Inc.,
IO
0.40%, 4/25/45	64,407	644
		5,548
Industrials (0.1%)
Echostar DBS Corp.,
6.38%, 10/1/11	580	535
6.63%, 10/1/14	20	16
Pilgrim’s Pride Corp.,
7.63%, 5/1/15	730	456
		1,007
Mortgages — Other (0.4%)
Countrywide Alternative Loan Trust,
3.47%, 3/20/47(d)(h)	1,956	425
3.49%, 12/20/46(d)(h)	2,848	611
3.71%, 6/25/47(h)	3,111	605
Countrywide Home Loan Mortgage Pass ThroughTrust,
2.85%, 4/25/46(d)(h)	1,575	360
Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
3.69%, 2/25/47(d)(h)	2,178	431
Washington Mutual Mortgage Pass Through Certificates,
3.46%, 1/25/47(d)(h)	2,171	413
Washington Mutual, Inc.,
2.75%, 7/25/46(d)(h)	2,721	605
3.51%, 10/25/46(d)(h)	2,715	566
		4,016

The accompanying notes are an integral part of the financial statements.	113

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (92.7%)
Alameda County, CA, Joint Powers Authority, Lease, Revenue Bonds (FSA),
5.00%, 12/1/26 - 12/1/27	$5,250	$5,023
Alameda Unified School District General Obligation Bonds (FSA),
Zero Coupon, 8/1/33	9,915	2,293
Alamo Community College District, TX, General Obligation Bonds (FSA),
5.00%, 2/15/13 - 2/15/14	4,880	5,161
Alaska Railroad Corp., Revenue Bonds (FGIC),
5.00%, 8/1/15	2,680	2,806
Aldine Independent School District, General Obligation Bonds (PSFG),
5.00%, 2/15/13	3,040	3,223
Allegheny County, PA, Hospital Development Authority, Revenue bonds, University of Pittsburgh Medical Center, Series A,
5.00%, 9/1/18	3,000	2,921
Allegheny County, PA, Industrial Development Authority, Revenue Bonds,
4.75%, 12/1/32	525	514
Alvord, CA, Unified School District, 2007 Election, General Obligation Bonds (FSA),
5.00%, 8/1/24 - 8/1/25	4,370	4,255
Amarillo, TX, General Obligation Bonds (MBIA),
5.00%, 5/15/13	1,020	1,080
Arizona State Transportation Board, Highway, Revenue Bonds,
5.00%, 7/1/25 - 7/1/28	6,675	6,483
Arizona State, Series A, COP (FSA),
5.00%, 9/1/26	5,900	5,496
Austin, TX, Convention Enterprises, Inc., Revenue Bonds,
6.70%, 1/1/28	400	433
Badger TOB Asset Securitization Corp., WI, Revenue Bonds,
6.13%, 6/1/27	1,000	1,006
Berks County, PA, General Obligation Bonds (FGIC),
Zero Coupon, 5/15/19 - 11/15/20	2,250	1,244
Blount County, TN, Public Building Authority, Local Government, Revenue Bonds (AGC),
5.00%, 6/1/25 - 6/1/28	2,025	1,944
Brandon School District, MI, General Obligation Bonds (FSA; Q-SBLF),
5.00%, 5/1/16 - 5/1/19	4,230	4,348
Brazos, TX, Harbor Industrial Development Corp., Environmental Facilities, Dow Chemical Project, Revenue Bonds,
5.90%, 5/1/38 (h)	2,695	2,387
Brownsville, TX, Utility System, Revenue Bonds (FSA),
5.00%, 9/1/23 - 9/1/26	12,140	11,666
Brunswick County, NC, General Obligation Bonds (FGIC),
5.00%, 5/1/17	1,700	1,750
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds,
5.38%, 6/1/24	10,630	9,128
California State Department of Water Resources, Central Valley Project, Revenue Bonds,
5.00%, 12/1/26 - 12/1/27	5,480	5,362
California State Department of Water Resources, Power Supply, Revenue Bonds,
5.00%, 5/1/22	4,800	4,721
California State Public Works Board, Revenue Bonds,
5.25%, 6/1/13	1,150	1,212
5.50%, 6/1/15	1,275	1,357
California State, General Obligation Bonds,
5.25%, 2/1/14	1,375	1,455
Camden, AL, Industrial Development Board, Revenue Bonds,
6.13%, 12/1/24	625	691
Carbon County, PA, Industrial Development Authority, Revenue Bonds,
6.65%, 5/1/10	135	137
Carrollton, TX, General Obligation Bonds (FSA),
5.13%, 8/15/16	1,470	1,523
Center Township, PA, Sewer Authority, Revenue Bonds (MBIA),
Zero Coupon, 4/15/17	615	418
Chandler, AZ, Industrial Development Authority, Revenue Bonds,
4.38%, 12/1/35(h)	1,400	1,444
Chattanooga, TN, Electric, Revenue Bonds,
5.00%, 9/1/24 - 9/1/25	6,975	6,808
Chelsea, MA, Lease Revenue Bonds, Series B, SAVRS (FSA),
3.12%, 6/13/23(h)	4,750	4,750
Cherokee County, GA, School Systems, General Obligation Bonds (MBIA),
5.00%, 8/1/13	1,000	1,069
Chicago, IL, Board of Education, General Obligation Bonds (FSA),
5.00%, 12/1/17	1,010	1,046
Chicago, IL, Board of Education, General Obligation Bonds,
5.25%, 12/1/26	10,400	10,196
Chicago, IL, General Obligation Bonds (FGIC),
Zero Coupon, 1/1/19	4,000	2,330
Chicago, IL, Transit Authority, Revenue Bonds (AGC),
5.25%, 6/1/23 - 6/1/24	6,165	6,067
Children’s Trust Fund, Revenue Bonds,
5.38%, 5/15/33	1,760	1,526
5.75%, 7/1/20	445	460
Citizens Property Insurance Corp., FL, Revenue Bonds (MBIA),
5.00%, 3/1/12	3,000	3,041
City of Houston, TX, General Obligation Bonds (MBIA),
5.00%, 3/1/16	1,000	1,048

114	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
City of Memphis, TN, General Obligation Bonds (AGC),
4.50%, 4/1/26 - 4/1/27	$5,835	$5,216
City of New York, NY, General Obligation Bonds,
5.25%, 8/15/26	8,100	7,853
City of Seattle, WA, Revenue Bonds,
5.00%, 2/1/18 - 2/1/19	4,890	4,947
City of Tallahassee, FL, Revenue Bonds (MBIA),
5.00%, 10/1/11	2,470	2,599
Clark County, WA, School District No. 114,
Evergreen, General Obligation Bonds (FSA),
5.00%, 6/1/13	2,500	2,646
Clark County, WA, School District No. 117, Camas, General Obligation Bonds (FSA),
5.00%, 12/1/13	1,500	1,592
Clay County, MO, Public School District No. 53, Liberty School Building, General Obligation Bonds,
5.00%, 3/1/24	2,025	1,976
Clear Creek, TX, Independent School District (PSFG),
5.65%, 2/15/19	35	36
Cleveland, OH, Income Tax, Bridges & Roadways, Revenue Bonds (AGC),
5.00%, 10/1/25	1,555	1,491
Cleveland, OH, Waterworks, Revenue Bonds,
5.00%, 1/1/17	3,250	3,368
Coachella Valley, Unified School District, CA, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/30	1,000	258
Colorado E470 Public Highway Authority, Revenue Bonds (MBIA),
Zero Coupon, 9/1/29	18,900	4,771
Colorado Educational & Cultural Facilities Authority, Revenue Bonds (MBIA),
4.38%, 3/1/14	1,400	1,409
4.50%, 3/1/15	1,600	1,609
4.60%, 3/1/16	1,000	1,004
Colorado Health Facilities Authority, Revenue Bonds,
Zero Coupon, 7/15/20	1,000	549
Colorado Health Facilities Authority, Revenue Bonds (FSA),
4.75%, 9/1/25	2,305	2,081
Commerce, CA, Energy Authority, Revenue Bonds (MBIA),
5.25%, 7/1/09	1,355	1,376
Commonwealth of Pennsylvania, General Obligation Bonds,
5.00%, 8/1/18	17,720	18,471
Connecticut State Health & Educational Facility, Revenue Bonds (MBIA),
5.00%, 7/1/23 - 7/1/24	5,550	5,315
Cook County, IL, School District, General Obligation Bonds (MBIA),
Zero Coupon, 12/1/22	4,125	1,775
Council Rock, PA, School District, General Obligation Bonds (MBIA),
5.00%, 11/15/19	1,285	1,361
County of Bexar, TX, General Obligation Bonds (FSA),
5.00%, 6/15/12 - 6/15/14	2,640	2,793
County of Miami-Dade, FL, Revenue Bonds (FGIC),
5.00%, 8/1/11 - 8/1/13	15,480	16,115
County of Monroe, FL, Infrastructure Sales Surtax, Revenue Bonds (MBIA),
5.00%, 4/1/18	2,445	2,490
County of Osceola, FL, Revenue Bonds (AMBAC),
5.00%, 10/1/12 - 10/1/13	5,070	5,297
County of Riverside, CA, COP (AMBAC),
5.00%, 11/1/14	3,500	3,713
County of St. Lucie, FL, Transportation Revenue Bonds (AMBAC),
5.00%, 8/1/13	1,000	1,049
Cowlitz County, WA, Public Utility District No. 1 (FGIC),
5.00%, 9/1/11	2,445	2,526
Cranberry Township, PA, General Obligation Bonds (FGIC),
4.80%, 12/1/18	1,310	1,322
Crandall, TX, Independent School District, General Obligation Bonds (PSFG),
Zero Coupon, 8/15/19 - 8/15/21	4,315	2,301
Crisp County Development Authority, Revenue Bonds,
5.55%, 2/1/15	200	196
Crown Point, IN, Multi-School Building Corp., Revenue Bonds (MBIA),
Zero Coupon, 1/15/24	5,200	2,153
Cypress-Fairbanks, TX, Independent School District, General Obligation Bonds (PSFG),
4.80%, 2/15/19	1,650	1,691
Dallas County, TX, Community College District, General Obligation Bonds,
5.00%, 2/15/25 - 2/15/28	6,990	6,755
Dallas, TX, Area Rapid Transit, Revenue Bonds (AMBAC),
5.00%, 12/1/11	1,915	2,025
Dallas, TX, Water & Sewer Systems (AMBAC),
5.00%, 10/1/13	10,000	10,593
Dallas, TX, Waterworks & Sewer Systems, Revenue Bonds (AMBAC),
5.00%, 10/1/12	5,000	5,285
De Kalb County, IL, Community School District No. 428, General Obligation Bonds (FSA),
5.00%, 1/1/24 - 1/1/25	4,275	4,118
Delta County, MI, Economic Development Corp., Revenue Bonds,
6.25%, 4/15/27	450	489
Denton, TX, Independent School District, General Obligation Bonds (PSFG),
5.00%, 8/15/12	1,905	2,021

The accompanying notes are an integral part of the financial statements.	115

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Denton, TX, Utility System,
Revenue Bonds (AMBAC),
5.00%, 12/1/16	$1,865	$1,953
Detroit, MI, Sewer Disposal,
Revenues Bonds (BHAC; FGIC),
5.25%, 7/1/28	11,750	11,302
5.50%, 7/1/26	475	467
Detroit, MI, Water Supply System, Second Lien,
Revenue Bonds (BHAC; FGIC),
5.50%, 7/1/25	3,490	3,441
5.75%, 7/1/26	8,735	8,851
Director of the State of Nevada Department of
Business & Industry, Revenue Bonds,
5.63%, 12/1/26(h)	1,100	988
District of Columbia Water & Sewer Authority,
Public Utility, Revenue Bonds (AGC),
5.00%, 10/1/26 - 10/1/27	4,860	4,620
District of Columbia, General Obligation
Bonds (FSA),
5.00%, 6/1/16 - 6/1/19	11,480	11,726
Dover, PA, Area School District,
General Obligation Bonds (FGIC),
5.00%, 4/1/16	1,000	1,021
Duncanville, TX, Independent School District,
General Obligation Bonds (PSFG),
Zero Coupon, 2/15/22	4,000	1,918
Eagle, IN, Union Middle School Building,
Revenue Bonds (AMBAC),
4.90%, 7/5/16	1,000	1,016
5.00%, 7/5/17	1,500	1,521
Eanes, TX, Independent School District,
General Obligation Bonds (PSFG),
4.80%, 8/1/19	1,365	1,370
Edgewood, TX, Independent School District (PSFG),
4.75%, 8/15/16	1,310	1,374
4.85%, 8/15/17	880	888
Elizabeth Forward, PA, School District (MBIA),
Zero Coupon, 9/1/11	1,250	1,125
Erie County, NY, Industrial Development Agency,
Revenue Bonds (FSA),
5.00%, 5/1/14 - 5/1/15	5,925	6,274
Essex County, NJ, Utility Authority,
Revenue Bonds (FSA),
4.80%, 4/1/14	1,005	1,011
Eureka, CA, Union School District,
General Obligation Bonds (MBIA),
Zero Coupon, 8/1/28 - 8/1/30	5,090	1,439
Everett, WA, Water & Sewer,
Revenue Bonds (MBIA),
5.00%, 7/1/13	1,630	1,726
Florida Municipal Loan Council,
Revenue Bonds (MBIA),
5.00%, 10/1/11 - 10/1/13	3,850	4,022
Florida State Board of Education,
General Obligation Bonds,
5.00%, 6/1/26 - 6/1/27	5,370	5,154
Florida State Mid-Bay Bridge Authority,
Revenue Bonds (AGC),
5.00%, 10/1/22	4,225	4,044
Fontana, CA, Unified School District,
General Obligation Bonds (FSA),
Zero Coupon, 8/1/30 - 8/1/32	20,050	5,158
Fort Wayne Hospital Authority, IN,
Revenue Bonds (MBIA),
4.70%, 11/15/11	1,100	1,124
Friendswood, TX, Independent School District,
General Obligation Bonds (PSFG),
5.00%, 2/15/23 - 2/15/24	3,660	3,543
Frisco, TX, Independent School District,
General Obligation Bonds (PSFG),
Zero Coupon, 8/15/20 - 8/15/22	6,260	3,140
Geneva, IL, Industrial Development,
Revenue Bonds (FSA),
4.80%, 5/1/19	1,705	1,704
Georgetown County, SC, Pollution Control
Facility, Revenue Bonds,
5.13%, 2/1/12	725	709
Gilliam County, OR, Solid Waste Disposal,
Revenue Bonds,
4.88%, 7/1/38	1,400	1,347
Girard Area, PA, School District,
General Obligation Bonds (FGIC),
Zero Coupon, 10/1/18 - 10/1/19	950	556
Grand Prairie, TX, Independent School District,
General Obligation Bonds (PSFG),
Zero Coupon, 2/15/14	2,240	1,802
Grapevine, TX, Certificates of Obligation,
General Obligation Bonds (FGIC),
5.75%, 8/15/17	1,000	1,058
Greenville, MI, Public Schools,
General Obligation Bonds (FSA; Q-SBLF),
5.00%, 5/1/16 - 5/1/18	2,645	2,740
Greenwood Fifty School Facilities, Inc., SC,
Installment Purchase, Revenue Bonds (AGC),
5.00%, 12/1/11	1,000	1,049
Gulf Coast Waste Disposal Authority, TX,
Revenue Bonds,
4.55%, 4/1/12	830	793
Hampton Roads, VA, Sanitation District,
Wastewater, Revenue Bonds,
5.00%, 4/1/27 - 4/1/28	5,910	5,697
Harris County, TX, Health Facilities
Development Corp., Thermal Utilities,
Revenue Bonds (AGC),
5.25%, 11/15/24 - 11/15/25	7,480	7,258
Harvey County, KS, Unified School District
No. 373 Newton Refunding &
Improvement (MBIA),
5.00%, 9/1/19	2,630	2,630
Hawaii State, COP, General Obligation
Bonds (AMBAC),
4.80%, 5/1/12	1,275	1,289
Hennepin County, MN, Sales Tax, Revenue Bonds,
5.00%, 12/15/23 - 12/15/26	4,300	4,230

116	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Honolulu, HI, City & County, Wastewater System,
Revenue Bonds (FSA),
5.00%, 7/1/24 - 7/1/26	$6,545	$6,293
Houston, TX, Community College System,
Revenue Bonds (AMBAC),
4.00%, 4/15/11 - 4/15/12	2,865	2,930
Houston, TX, Community College System,
Revenue Bonds (FSA),
5.00%, 4/15/23 - 4/15/25	5,475	5,248
Houston, TX, General Obligation Bonds (MBIA),
5.00%, 3/1/12	3,400	3,583
Houston, TX, Hotel Occupancy,
Revenue Bonds (FSA; AMBAC),
Zero Coupon, 9/1/25 - 9/1/26	14,175	4,924
Houston, TX, Independent School District,
General Obligation Bonds (PSFG),
5.00%, 2/15/13 - 2/15/28	13,745	13,662
Houston, TX, Utility System,
Revenue Bonds (FGIC),
5.00%, 11/15/13	1,000	1,049
Houston, TX, Water & Sewer System,
Revenue Bonds (FSA),
Zero Coupon, 12/1/25	12,350	4,700
Humble, TX, Independent School District,
General Obligation Bonds (AGC),
5.00%, 2/15/27 - 2/15/28	5,355	5,090
Idaho Housing & Finance Association, Grant —
Revenue Anticipation — Federal Highway
Trust, Revenue Bonds (AGC),
5.25%, 7/15/25 - 7/15/26	8,450	8,471
Illinois Development Finance Authority,
Revenue Bonds (FGIC),
Zero Coupon, 12/1/09	2,000	1,923
Illinois Finance Authority, Edward Hospital,
Revenue Bonds (AMBAC),
6.00%, 2/1/23 - 2/1/26	2,455	2,451
Illinois Finance Authority, Gas Supply,
Revenue Bonds,
3.75%, 2/1/33(h)	5,150	5,038
Illinois Health Facilities Authority,
Revenue Bonds (MBIA),
5.00%, 11/15/12	1,000	1,011
Illinois Health Facilities Authority,
Revenue Bonds, SAVRS (AMBAC),
3.12%, 8/16/24(h)	11,750	11,750
Illinois Municipal Electric Agency,
Revenue Bonds (FGIC),
5.00%, 2/1/13 - 2/1/15	2,065	2,143
Indiana Port Commission, Revenue Bonds,
4.10%, 5/1/12	3,450	3,452
Indiana State Development Finance Authority,
Revenue Bonds,
4.70%, 10/1/31(h)	100	90
Indiana Transportation Finance Authority,
Highway Revenue Bonds (AMBAC),
Zero Coupon, 12/1/16	1,695	1,144
Indio, CA, Redevelopment Agency, Tax Allocation,
5.00%, 8/15/24	1,470	1,350
5.13%, 8/15/25	2,015	1,862
Intermountain Power Agency, UT, Power Supply,
Revenue Bonds,
Zero Coupon, 7/1/17	1,750	1,165
Iowa Finance Authority, Private University,
Revenue Bonds (CIFG),
5.00%, 4/1/13	1,210	1,236
Iredell County, NC, Iredell County
School Project, COP (FSA),
5.13%, 6/1/27	1,650	1,582
Irving, TX, Independent School District,
General Obligation Bonds (PSFG),
Zero Coupon, 2/15/13	1,945	1,647
Judson, TX, Independent School District,
General Obligation Bonds (PSFG),
5.00%, 2/1/13	1,000	1,057
Kane & De Kalb Counties, IL,
Community Unit School District,
General Obligation Bonds (AMBAC),
Zero Coupon, 12/1/09	725	700
Kendall & Kane Counties, IL, Community School
District No. 115, Yorkville,
General Obligation Bonds (AGC),
5.00%, 2/1/27 - 2/1/28	13,070	12,429
Kendall, Kane & Will Counties, IL,
Community School District No. 308,
General Obligation Bonds (FSA),
Zero Coupon, 2/1/23 - 2/1/27	20,770	8,649
Kentucky Asset Liability Commission, KY,
Revenue Bonds (MBIA),
5.00%, 9/1/14	1,800	1,907
Kentucky State Property & Buildings Commission,
Revenue Bonds (FSA),
5.00%, 11/1/25	1,225	1,176
Kentucky Turnpike Authority, KY, Revenue Bonds,
5.00%, 7/1/24	6,650	6,431
King County, WA, General Obligation Bonds,
5.00%, 1/1/18	2,500	2,565
King County, WA, General Obligation Bonds (MBIA),
5.00%, 12/1/19	1,075	1,087
King County, WA, School District No. 414 Lake
Washington (FSA),
5.00%, 12/1/16 - 12/1/19	15,680	16,216
Klein, TX, Independent School District,
General Obligation Bonds (PSFG),
5.00%, 8/1/27	3,955	3,778
Lake County, IL,
Community Consolidated School District,
General Obligation Bonds (FGIC),
Zero Coupon, 12/1/19 - 12/1/21	12,775	6,519
Lakeview, MI, Public School District,
General Obligation Bonds (Q-SBLF),
5.00%, 5/1/16	1,060	1,115

The accompanying notes are an integral part of the financial statements.	117

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Lamar, TX, Consolidated
Independent School District,
General Obligation Bonds (PSFG),
5.00%, 2/15/12	$1,000	$1,056
Lansing, MI, Board of Water & Light,
Revenue Bonds,
5.00%, 7/1/24 - 7/1/26	4,920	4,713
Las Vegas, NV, Water District,
General Obligation Bonds,
5.00%, 6/1/18	4,695	4,798
Lexington County, SC, Revenue Bonds,
5.00%, 11/1/16	165	162
Lone Star College System, TX,
General Obligation Bonds,
5.25%, 8/15/24 - 8/15/25	7,730	7,624
Long Beach, CA, Community College District,
General Obligation Bonds (FGIC),
Zero Coupon, 5/1/14	2,465	1,934
Long Island, NY, Power Authority Electric System,
Revenue Bonds (FSA),
Zero Coupon, 6/1/16	3,700	2,639
Louisiana Correctional Facilities Corp., LA,
Revenue Bonds (AMBAC),
5.00%, 9/1/12	1,230	1,287
Louisiana Local Government Environmental
Facilities, Community Development Authority,
Revenue Bonds, Bossier City Public
Improvement Projects (AMBAC),
5.00%, 11/1/13	1,320	1,384
5.00%, 11/1/15(e)	1,200	1,261
Louisiana Offshore Terminal Authority, LA,
Revenue Bonds,
4.30%, 10/1/37(h)	2,600	2,658
Lubbock, TX, General Obligation Bonds (FSA),
5.00%, 2/15/14	1,355	1,433
Madera, CA, Unified School District,
General Obligation Bonds (FGIC),
Zero Coupon, 8/1/26 - 8/1/28	7,000	2,241
Madison & Jersey Counties, IL, Unit School
District, General Obligation Bonds (FSA),
Zero Coupon, 12/1/20	2,900	1,522
Maricopa County, AZ, Pollution Control,
2.90%, 6/1/35(h)	1,600	1,595
4.00%, 1/1/38(h)	350	348
Maryland State Department of Transportation,
Construction Transportation, Revenue Bonds,
5.00%, 2/15/18	5,100	5,358
Maryland State Economic Development Corp.,
Revenue Bonds,
7.50%, 12/1/14	350	373
Massachusetts State Development
Financing Agency, Resource Recovery,
Waste Management, Inc. Project,
Revenue Bonds,
6.90%, 12/1/29(h)	250	255
Massachusetts State Health & Educational
Facilities Authority, Revenue Bonds (AMBAC),
4.80%, 7/1/12	1,665	1,684
Maury County, TN, Industrial Development Board,
Solid Waste Disposal, Revenue Bonds,
6.30%, 8/1/18	1,075	1,135
Memphis-Shelby County, TN, Airport Authority
Special Facilities, Revenue Bonds, Federal
Express Corp.,
5.00%, 9/1/09	850	858
Memphis-Shelby Sports Authority, Inc., Revenue
Bonds, Memphis Arena Project (MBIA),
5.00%, 11/1/13	1,410	1,469
Merced City, CA, School District,
General Obligation Bonds (MBIA),
Zero Coupon, 8/1/28 - 8/1/29	4,665	1,368
Merrillville, IN, Multi School Building Corp.,
Revenue Bonds,
5.00%, 1/15/17 - 7/15/17	2,545	2,577
Metropolitan Pier & Exposition Authority, IL,
Dedicated State Tax, Revenue Bonds (MBIA),
Zero Coupon, 6/15/20 - 12/15/23	5,175	2,560
Miami-Dade County School Board, FL, COP,
General Obligation Bonds (FGIC),
5.00%, 5/1/11 - 5/1/13	15,005	15,595
Michigan City, IN, Area-Wide School
Building Corp., Revenue Bonds (FGIC),
Zero Coupon, 1/15/17 - 1/15/20	6,750	4,070
Michigan State Strategic Fund,
Michigan House of Representatives Facilities,
Revenue Bonds (AGC),
5.25%, 10/15/23	1,485	1,447
Michigan State Strategic Fund, Solid
Waste Management Project,
Revenue Bonds (GTY AGMT),
4.63%, 12/1/12	275	259
Milwaukee, WI, Sewer, Revenue Bonds (AMBAC),
4.88%, 6/1/19	2,070	2,075
Monmouth County, NJ, Improvement Authority,
Revenue Bonds (AMBAC),
5.00%, 12/1/16 - 12/1/17	3,010	3,147
Montour, PA, School District, General Obligation
Bonds (MBIA),
Zero Coupon, 1/1/13	300	254
Morton Grove, IL, General Obligation Bonds (FGIC),
4.50%, 12/1/13	1,480	1,482
Mount San Antonio, CA,
Community College District,
General Obligation Bonds (MBIA),
Zero Coupon, 8/1/16 - 8/1/17	27,555	18,620
Murrieta Valley, CA, Unified School District,
Public Financing Authority,
General Obligation Bonds (FSA),
Zero Coupon, 9/1/24 - 9/1/30	15,100	4,439
Nebraska Public Power District,
Revenue Bonds (FSA),
5.00%, 1/1/13	2,000	2,111

118	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
New Jersey Economic Development Authority, Revenue Bonds,
Zero Coupon, 4/1/12	$625	$553
New Jersey Health Care Facilities Financing Authority, AHS Hospital Corp., Revenue Bonds,
5.00%, 7/1/27	1,690	1,530
New Jersey State Educational Facilities Authority, Rowan University, Revenue Bonds (AGC),
5.00%, 7/1/27	2,405	2,334
New Mexico Finance Authority, Revenue Bonds (MBIA),
5.00%, 6/15/12 - 6/15/15	7,115	7,509
New Mexico Finance Authority, Revenue Bonds,
5.00%, 6/1/25 - 6/1/27	5,115	4,908
New Orleans, LA, Audubon Commission, General Obligation Bonds (FSA),
5.00%, 10/1/13	1,695	1,788
New York City, NY, General Obligation Bonds,
5.00%, 4/1/27	2,775	2,600
New York City, NY, Industrial Development Agency, Revenue Bonds (FSA),
6.00%, 11/1/15	1,360	1,374
New York City, NY, Municipal Power Water Finance Authority, Revenue Bonds,
5.00%, 6/15/29	1,905	1,811
New York Power Authority, Revenue Bonds (MBIA),
5.00%, 11/15/14 - 11/15/15	11,360	12,085
New York State Dormitory Authority, Revenue Bonds, Nonstructured Supported Debt, Memorial Sloan-Kettering, Revenue Bonds,
5.00%, 7/1/26	11,750	11,217
Noblesville, IN, High School Building Corp., Revenue Bonds (AMBAC),
Zero Coupon, 2/15/19	1,850	1,071
5.00%, 1/10/12 - 7/10/13	4,880	5,166
North Carolina Infrastructure Finance Corp., COP (FSA),
5.00%, 5/1/12 - 5/1/13	12,115	12,799
North Carolina Infrastructure Finance Corp., COP (AMBAC),
5.00%, 6/1/15	3,750	3,933
North Carolina Municipal Power Agency, Electric Revenue Bonds,
6.63%, 1/1/10	850	884
North Side, IN, High School Building Corp., Revenue Bonds (FSA),
5.25%, 7/15/13	2,910	3,143
North Slope Borough, AK, General Obligation Bonds (MBIA),
Zero Coupon, 6/30/12	2,900	2,500
North Texas Tollway Authority, Revenue Bonds (AGC),
Zero Coupon, 1/1/34 - 1/1/36	41,900	7,585
Northwest Allen County, Middle School Building Corp. (FSA),
5.00%, 7/15/16 - 7/15/19	4,595	4,672
Norwalk-LA Mirada, CA, Unified School District, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/25	8,900	3,210
Ohio State, Solid Waste, Revenue Bonds,
4.25%, 4/1/33(h)	700	623
Okemos, MI, Public School District, General Obligation Bonds (MBIA; Q-SBLF),
Zero Coupon, 5/1/15	900	669
Ouachita Parish, LA, West Ouachita Parish School District, Revenue Bonds (MBIA),
4.70%, 9/1/14	1,020	1,041
Pajaro Valley, CA, Unified School District, COP, General Obligation Bonds (FSA),
Zero Coupon, 8/1/27	2,220	748
Palm Beach County School Board, FL, COP, General Obligation Bonds (MBIA),
5.00%, 8/1/12 - 8/1/13	7,280	7,574
Palm Beach County School Board, FL, COP, General Obligation Bonds (FGIC),
5.00%, 8/1/11 - 8/1/12	7,770	8,063
Palomar Pomerado Health (MBIA),
Zero Coupon, 8/1/16 - 8/1/19	11,170	6,908
Pearland, TX, Independent School District, General Obligation Bonds (PSFG),
4.88%, 2/15/19	1,425	1,503
Penn Hills Municipality, PA, General Obligation Bonds,
Zero Coupon, 6/1/12 - 12/1/13	2,115	1,771
Pennsylvania Convention Center Authority, Revenue Bonds (FGIC),
6.70%, 9/1/16	500	564
Pennsylvania State Financing Authority, Aliquippa School District, Revenue Bonds,
Zero Coupon, 6/1/12	685	589
Pennsylvania State Higher Educational Facilities Authority, University Sciences Philadelphia, Revenue Bonds (AGC),
5.00%, 11/1/25 - 11/1/27	7,795	7,416
Pennsylvania State Public School Building Authority, Marple Newtown School District Project, Revenue Bonds (MBIA),
4.60%, 3/1/15	1,065	1,109
4.70%, 3/1/16	715	747
Pennsylvania State Turnpike Commission, Oil Franchise Tax, Revenue Bonds (MBIA),
5.00%, 12/1/27 - 12/1/29	5,075	4,824
Pennsylvania State Turnpike Commission, Revenue Bonds (AGC),
5.00%, 6/1/23 - 6/1/24	3,000	2,912
Pennsylvania State University, Revenue Bonds,
5.00%, 8/15/24 - 8/15/26	5,325	5,140

The accompanying notes are an integral part of the financial statements.	119

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Philadelphia, PA, Authority for Industrial Development (FSA),
5.00%, 2/15/15	$2,150	$2,243
Philadelphia, PA, Authority for Industrial Development (FGIC),
5.00%, 10/1/11 - 10/1/13	18,040	18,499
Philadelphia, PA, Water & Wastewater, Revenue Bonds (AMBAC),
5.00%, 8/1/12 - 8/1/13	6,005	6,257
Piedmont Municipal Power Agency, Electric, Revenue Bonds (AGC),
5.00%, 1/1/25	1,945	1,827
Piedmont, SC, Municipal Power Agency, Revenue Bonds (AMBAC),
Zero Coupon, 1/1/31 - 1/1/32	22,300	5,186
Pittsburgh, PA, Stadium Authority Lease, Revenue Bonds,
6.50%, 4/1/11	80	84
Pittsburgh, PA, Urban Redevelopment Authority, Revenue Bonds (FGIC),
Zero Coupon, 9/1/26	10,000	3,278
Pittsburgh, PA, Water & Sewer Authority, Water & Sewer System, Revenue Bonds (FSA),
5.00%, 9/1/13	1,000	1,055
Redding, CA, Electric System, COP, Revenue Bonds (FSA),
5.00%, 6/1/24 - 6/1/26	8,575	8,267
Regional Transportation District, CO, COP (AMBAC),
5.00%, 12/1/12 - 12/1/13	14,085	14,697
Rescue Union School District, CA, General Obligation Bonds (MBIA),
Zero Coupon, 9/1/27	2,000	638
Richland County, SC, Revenue Bonds,
6.10%, 4/1/23	725	653
Rincon Valley, CA, Union School District, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/32 - 8/1/35	9,675	2,041
Riverside, CA, Electric Revenue Bonds (MBIA),
5.00%, 10/1/11	1,730	1,817
Robinson Township, PA, Municipal Authority, Revenue Bonds,
6.90%, 5/15/18	40	45
Saginaw, MI, Hospital Financing Authority, Revenue Bonds (MBIA),
5.38%, 7/1/19	1,265	1,276
Sam Rayburn, TX, Municipal Power Agency, Revenue Bonds,
6.00%, 10/1/21	650	637
San Antonio County, TX, Parking System, Revenue Bonds (AMBAC),
5.50%, 8/15/17	700	716
San Diego County, CA, Water Authority, COP, Revenue Bonds (FSA),
5.00%, 5/1/27 - 5/1/28	5,795	5,603
Sanger, TX, Independent School District, General Obligation Bonds (PSFG),
Zero Coupon, 2/15/19 - 2/15/22	4,265	2,250
Santa Ana, CA, Unified School District, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/19 - 8/1/20	5,475	2,951
Scranton-Lackawanna, PA, Health & Welfare Authority, Revenue Bonds,
6.63%, 7/1/09	15	15
Seminole County, FL, School Board, COP (AMBAC),
5.00%, 7/1/11 - 7/1/12	6,750	7,032
Spokane County, WA, General Obligation Bonds (MBIA),
5.00%, 12/1/11	1,000	1,056
Spooner, WI, Area School District (AGC),
4.75%, 10/1/24	1,000	931
Spring, TX, Independent School District, General Obligation Bonds (PSFG),
5.00%, 8/15/19	1,760	1,778
State of Mississippi, General Obligation Bonds,
5.00%, 12/1/15 - 12/1/17	19,705	20,894
State of Nevada, General Obligation Bonds (FGIC),
5.00%, 12/1/11 - 12/1/13	13,360	14,118
State of North Carolina, Revenue Bonds (MBIA),
5.00%, 3/1/13	5,120	5,422
State of Texas, Transportation Communication — Mobility Fund, General Obligation Bonds,
5.00%, 4/1/18	4,000	4,171
State of Wisconsin, WI, Revenue Bonds,
5.00%, 7/1/24 - 7/1/25	10,045	9,677
Steel Valley, PA, Allegheny County School District, General Obligation Bonds,
Zero Coupon, 11/1/11 - 11/1/17	1,820	1,454
Tallahassee Blueprint 2000 Intergovernmental Agency, Revenue Bonds (MBIA),
5.00%, 10/1/13 - 10/1/14	3,105	3,269
Texas State Turnpike Authority, Revenue Bonds (AMBAC),
Zero Coupon, 8/15/18	5,700	3,237
Texas State University System, TX, Revenue Bonds,
5.25%, 3/15/24 - 3/15/25	3,735	3,661
Tobacco Securitization Authority of Northern California, Asset Backed Revenue Bonds, Series A-1,
4.75%, 6/1/23	5,640	4,803
Tobacco Settlement Authority of Washington, Asset Backed Revenue Bonds,
6.50%, 6/1/26	860	817
Tobacco Settlement Financing Corp., LA, Asset Backed Revenue Bonds,
5.50%, 5/15/30	1,350	1,190
Tobacco Settlement Financing Corp., RI, Asset Backed Revenue Bonds,
6.00%, 6/1/23	1,525	1,436

120	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

	Face
	Amount	Value
	(000)	(000)
Municipal Bonds (cont’d)
Toledo-Lucas County, OH, Port Authority, Revenue Bonds,
6.45%, 12/15/21	$900	$891
Traverse City, MI, Public Schools (FSA),
5.00%, 5/1/16 - 5/1/19	7,840	8,083
Triborough Bridge & Tunnel Authority, NY, Revenue Bonds,
4.75%, 11/15/29	2,770	2,515
Union Elementary School District, CA, General Obligation Bonds (MBIA),
Zero Coupon, 9/1/27 - 9/1/28	8,000	2,623
University of Arkansas, Revenue Bonds (FSA),
4.90%, 12/1/19	2,315	2,446
University of Cincinnati, OH, Revenue Bonds (MBIA),
5.00%, 6/1/19	3,475	3,517
University of Utah, COP, General Obligation Bonds (AMBAC),
5.00%, 12/1/11 - 12/1/13	4,040	4,275
Upper Darby Township, PA, General Obligation Bonds (AMBAC),
Zero Coupon, 7/15/11	525	475
Utah County, UT, Environmental Improvement, Revenue Bonds,
5.05%, 11/1/17	170	168
Victor Elementary School District, CA, General Obligation Bonds (FGIC),
Zero Coupon, 2/1/30	2,100	550
Virginia State Peninsula Regional Jail Authority, Regional Jail Facilities, Revenue Bonds (MBIA),
5.00%, 10/1/12 - 10/1/13	2,705	2,839
Warren, MI, Consolidated School District, General Obligation Bonds (Q-SBLF),
4.15%, 5/1/14	1,000	1,015
Washington State Health Care Facilities Authority, Revenue Bonds (AMBAC),
5.13%, 11/15/11	1,000	1,012
Washington State Health Care Facilities, (Children’s Hospital), Revenue Bonds (FSA),
4.70%, 10/1/11	1,075	1,086
Washington State Health Care Facilities, (Providence Health), Revenue Bonds (FSA),
5.25%, 10/1/33	3,000	2,825
Washington State Motor Vehicle Fuel Facilities, General Obligation Bonds (AMBAC),
Zero Coupon, 6/1/14 - 6/1/16	8,160	6,123
Washington State Recreational Facilities, General Obligation Bonds (FGIC),
Zero Coupon, 1/1/17	6,900	4,646
Washoe County, NV, General Obligation Bonds (FSA),
Zero Coupon, 7/1/18	4,235	2,634
Washoe County, NV, School District, School Improvement, General Obligation Bonds,
4.75%, 6/1/26	1,405	1,283
5.00%, 6/1/28	2,250	2,129
Wayne State University, MI, Revenue Bonds (FSA),
5.00%, 11/15/30	6,130	5,733
West Basin, CA, Municipal Water District, COP (AGC),
5.00%, 8/1/24 - 8/1/25	3,340	3,203
West Contra Costa, CA, Unified School District, General Obligation Bonds (FGIC),
Zero Coupon, 8/1/25 - 8/1/27	23,200	7,554
West Ottawa Public School District, MI, General Obligation Bonds (Q-SBLF),
5.00%, 5/1/21	850	906
West Virginia School Building Authority (FGIC),
5.00%, 7/1/12	4,300	4,494
West Virginia University, Revenue Bonds (AMBAC),
Zero Coupon, 4/1/22 - 4/1/24	2,000	864
Westfield High School Building Corp., IN, Revenue Bonds (FSA),
5.00%, 1/10/13	1,285	1,354
Will County, IL, Community High School District No. 210, Lincoln Way School Building, General Obligation Bonds (FGIC),
5.00%, 1/1/11	1,155	1,204
William S. Hart Union High School District, CA, General Obligation Bonds (FSA),
Zero Coupon, 9/1/21 - 9/1/28	18,290	8,189
Winnebago County, IL, School District, General Obligation Bonds (FSA),
Zero Coupon, 1/1/14	3,600	2,898
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds (AMBAC),
5.63%, 2/15/12	1,000	1,060
Yosemite, CA, Community College District, General Obligation Bonds (FSA),
Zero Coupon, 8/1/22 - 8/1/25	11,455	4,772
Ypsilanti, MI, School District, General Obligation Bonds (FGIC; Q-SBLF),
4.70%, 5/1/12	1,115	1,124
		1,067,093
Total Fixed Income Securities (Cost $1,158,200)		1,079,641
	Shares
Preferred Stocks (2.6%)
Finance (2.6%)
ABN AMRO North America Capital Funding Trust I, 6.97%(e)(h)	5,875	3,872
Citigroup. Inc., 8.13%	121,000	1,997
Federal Home Loan Mortgage Corp., 4.68%(h)	19,000	55
Federal Home Loan Mortgage Corp., 5.16%(h)	89,800	135
Goldman Sachs Group, Inc. (The), 4.00%(h)	121,000	1,512
H.J. Heinz Finance Co., 8.00%(a)(e)	30	2,910
International Lease Finance Corp., 4.70%	31	2,945
JPMorgan Chase & Co., 7.90%	2,675,000	2,258
Lehman Brothers Holdings, Inc. 7.95%(b)	103,500	6
Merrill Lynch & Co., Inc., 8.63%	116,000	2,203
Pitney Bowes International Holdings, Inc., 4.87%	34	3,298

The accompanying notes are an integral part of the financial statements.	121

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

		Value
	Shares	(000)
Finance (cont’d)
US Bancorp, 3.50%	178,000	$ 2,670
US Bancorp, 7.86%	97,400	2,441
Wachovia Corp., 7.98%(h)	2,565,000	1,073
Wells Fargo Capital XIII, 7.70%(h)	3,010,000	2,627
Total Preferred Stocks (Cost $45,774)		30,002
Short-Term Investments (3.5%)
Investment Companies (3.5%)
Dreyfus Tax-Exempt Cash Management Fund	11,862,242	11,862
Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class(p)	28,620,213	28,620
		40,482
Total Short-Term Investments (Cost $40,482)		40,482
Total Investments (99.9%) (Cost $1,244,456)		1,150,125
Other Assets in Excess of Liabilities (0.1%)		938
Net Assets (100%)		$1,151,063

(a)	Non-income producing security.
(b)	Issuer is in default.
(d)	Security was valued at fair value — At September 30, 2008, the Portfolio held $3,469,000 of fair valued securities, representing 0.3% of net assets.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on September 30, 2008.
(l)	Security has been deemed illiquid — At September 30, 2008.
(p)	See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class.
@	Value is less than $500.
AGC	Assured Guaranty Corp.
AMBAC	Ambac Assurance Corp.
BHAC	Berkshire Hathaway Assurance Corp.
CIFG	CDC IXIS Financial Guarantee
COP	Certificate of Participation
GTY AGMT	Guaranty Agreement
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance Inc.
Inv Fl	Inverse Floating Rate — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2008.
IO	Interest Only
MBIA	MBIA Insurance Corp.
PAC	Planned Amortization Class
PO	Principal Only
PSFG	Permanent School Fund Guaranteed
Q-SBLF	Qualified State Bond Loan Fund
REMIC	Real Estate Mortgage Investment Conduit
SAVRS	Select Auction Variable Rate Securities

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 10 yr. Note	608	$ 69,692	Dec-08	$(1,384)
5yr. Swap	3,814	413,819	Dec-08	(1,387)
Short:
U.S. Treasury 2 yr. Note	397	84,735	Dec-08	(82)
U.S. Treasury 5 yr. Note	184	20,651	Dec-08	147
U.S. Treasury Long Bond	637	74,638	Dec-08	734
10 yr. Swap	3,080	344,479	Dec-08	1,664
				$ (308)

122	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Portfolio of Investments (cont’d)

Municipal Portfolio

Credit Default Swap Contracts

The Portfolio had the following credit default swap agreement(s) open at period end:

	Buy/Sell	Notional Amount	Pay/Receive	Termination	Unrealized Appreciation (Depreciation)
Swap Counterparty and Reference Obligation	Protection	(000)	Fixed Rate	Date	(000)
JPMorgan Chase
General Motors Acceptance Corp., 6.88%, 8/28/12	Sell	$1,000	4.15%	12/20/10	$(529)

Interest Rate Swap Contracts

The Portfolio had the following interest rate swap agreement(s) open at period end:

						Unrealized
					Notional	Appreciation
	Floating Rate	Pay/Receive	Fixed	Termination	Amount	(Depreciation)
Swap Counterparty	Index	Floating Rate	Rate	Date	(000)	(000)
Bank of America	3 Month LIBOR	Pay	5.37%	2/12/18	$ 14,352	$ 237
	3 Month LIBOR	Receive	5.38	7/24/18	81,308	(1,253)
	3 Month LIBOR	Pay	5.07	4/14/18	20,295	101
	3 Month LIBOR	Pay	4.98	4/15/18	24,955	44
	3 Month LIBOR	Receive	5.82	2/12/23	18,433	(393)
	3 Month LIBOR	Receive	5.47	4/14/23	25,980	(292)
	3 Month LIBOR	Receive	5.38	4/15/23	30,215	(262)
	3 Month LIBOR	Pay	5.56	7/24/23	104,601	1,413
Deutsche Bank	6 Month EUR LIBOR	Receive	4.93	7/1/18	64,610	(784)
	6 Month EUR LIBOR	Receive	4.86	7/9/18	35,210	(299)
	6 Month EUR LIBOR	Receive	4.86	7/10/18	31,960	(270)
	6 Month EUR LIBOR	Pay	4.96	7/24/18	65,890	873
	6 Month EUR LIBOR	Pay	5.27	7/12/23	80,945	1,202
	6 Month EUR LIBOR	Pay	5.24	7/9/23	44,160	604
	6 Month EUR LIBOR	Pay	5.24	7/10/23	40,135	551
	6 Month EUR LIBOR	Receive	5.19	7/24/23	82,620	(962)
Goldman Sachs	3 Month LIBOR	Pay	5.63	2/28/18	69,280	1,799
	3 Month LIBOR	Receive	6.04	2/28/23	88,885	(2,450)
JPMorgan Chase	3 Month LIBOR	Receive	5.62	5/11/27	84,000	(3,825)
Merrill Lynch	3 Month LIBOR	Pay	5.00	4/15/18	33,295	81
	3 Month LIBOR	Receive	5.40	4/16/23	42,445	(387)
						$(4,272)

EUR	— Euro
LIBOR	— London Inter Bank Offer Rate

The accompanying notes are an integral part of the financial statements.	123

2008 Annual Report

September 30, 2008

Statements of Assets and Liabilities

		Mid Cap		U.S. Mid Cap	U.S. Small Cap
	Balanced	Growth		Value	Value
	Portfolio	Portfolio		Portfolio	Portfolio
	(000)	(000)		(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$ 52,506	$ 3,201,516		$ 144,525	$ 702,150
Investment in Securities of Affiliated Issuers, at Cost:	33,767	79,591		6,068	38,246
Total Investments in Securities, at Cost:	86,273	3,281,107		150,593	740,396
Foreign Currency, at Cost:	105	—	@	—	—
Investments in Securities of Unaffiliated Issuers, at Value:	42,567	2,748,499		126,233	689,170
Investment in Securities of Affiliated Issuers, at Value:	33,198	79,591		6,068	38,246
Total Investments in Securities, at Value:	75,765	2,828,090		132,301	727,416
Foreign Currency, at Value:	100	—	@	—	—
Cash	—	—		25	—
Due from Broker	1,296	—		—	—
Receivable for Portfolio Shares Sold	2	16,109		13	209
Receivable for Investments Sold	907	17,452		7,825	3,873
Unrealized Appreciation on Foreign Currency Exchange Contracts	83	—		—	—
Receivable from Affiliates	15	14		2	11
Dividends Receivable	112	556		147	541
Interest Receivable	38	—		—	—
Other Assets	2	183		2	12
Total Assets	78,320	2,862,404		140,315	732,062
Liabilities:
Unrealized Depreciation on Foreign Currency Exchange Contracts	72	—		—	—
Payable for Investments Purchased	472	6,860		1,617	6,220
Bank Overdraft	168	—		—	—
Payable for Portfolio Shares Redeemed	61	3,869		3,080	2,399
Payable for Investment Advisory Fees	109	4,124		267	1,303
Payable for Administration Fees	5	203		10	51
Payable for Custodian Fees	17	72		6	11
Payable for Shareholder Servicing Fees — Investment Class	1	—		— @	—
Payable for Shareholder Servicing Fees — Class P	7	276		6	16
Payable for Sub Transfer Agency Fees — Class I	—	145		16	4
Payable for Sub Transfer Agency Fees — Class P	—	112		3	— @
Payable for Trustees’ Fees and Expenses	7	22		19	15
Other Liabilities	63	270		33	118
Total Liabilities	982	15,953		5,057	10,137
Net Assets	$ 77,338	$ 2,846,451		$ 135,258	$ 721,925
Net Assets Consist Of:
Paid-in Capital	$ 90,995	$ 3,777,639		$ 295,865	$ 719,248
Undistributed (Distributions in Excess of) Net Investment Income	2,451	(545)		1,002	1,470
Accumulated Net Realized Gain (Loss)	(5,212)	(477,626)		(143,317)	14,187
Unrealized Appreciation (Depreciation) on:
Investments	(10,508)	(453,017)		(18,292)	(12,980)
Foreign Currency Exchange Contracts and Translations	8	—	@	—	—
Futures Contracts	(396)	—		—	—
Net Assets	$ 77,338	$ 2,846,451		$ 135,258	$ 721,925

124	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Assets and Liabilities (cont’d)

		Mid Cap	U.S. Mid Cap	U.S. Small Cap
	Balanced	Growth	Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
CLASS I:
Net Assets	$40,799	$1,609,506	$107,988	$651,226
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	3,438,583	67,088,738	3,730,615	30,733,597
Net Asset Value, Offering and Redemption Price Per Share	$11.87	$23.99	$28.95	$21.19
INVESTMENT CLASS:
Net Assets	$4,141	$—	$4,080	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	349,538	—	141,829	—
Net Asset Value, Offering and Redemption Price Per Share	$11.85	$—	$28.77	$—
CLASS P:
Net Assets	$32,398	$1,236,945	$23,190	$70,699
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	2,736,225	53,017,997	809,433	3,358,398
Net Asset Value, Offering and Redemption Price Per Share	$11.84	$23.33	$28.65	$21.05

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	125

2008 Annual Report

September 30, 2008

Statements of Assets and Liabilities

		Core Fixed	Core Plus Fixed
	Value	Income	Income	High Yield
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$192,713	$251,388	$1,999,860	$157,234
Investment in Securities of Affiliated Issuers, at Cost:	9,810	16,165	80,153	16,636
Total Investments in Securities, at Cost:	202,523	267,553	2,080,013	173,870
Foreign Currency, at Cost:	—	—	—	21
Investments in Securities of Unaffiliated Issuers, at Value:(1)	180,910	231,522	1,720,261	105,648
Investment in Securities of Affiliated Issuers, at Value:	9,810	16,165	80,153	16,636
Total Investments in Securities, at Value:	190,720	247,687	1,800,414	122,284
Foreign Currency, at Value:	—	—	—	20
Receivable for Portfolio Shares Sold	67	25	52	21
Unrealized Appreciation on Swap Agreements	—	9,488	78,449	99
Receivable for Delayed Delivery Commitments†	—	15,473	204,157	—
Receivable for Investments Sold	2,176	4,475	948,039	— @
Unrealized Appreciation on Foreign Currency Exchange Contracts	—	—	—	297
Receivable from Affiliates	1	5	25	— @
Dividends Receivable	354	35	258	6
Interest Receivable	—	1,470	13,880	2,718
Other Assets	112	6	41	2
Total Assets	193,430	278,664	3,045,315	125,447
Liabilities:
Collateral on Securities Loaned, at Value:	8,809	10,138	77,230	15,685
Due to Broker	—	5,579	41,269	655
Payable for Delayed Delivery Commitments	—	67,461	530,923	20
Payable for Investments Purchased	479	4,297	900,488	—
Bank Overdraft	—	90	1,360	218
Unrealized Depreciation on Swap Agreements	—	3,403	41,172	557
Payable for Portfolio Shares Redeemed	20	630	17,831	253
Payable for Investment Advisory Fees	254	150	1,578	129
Payable for Administration Fees	13	13	110	8
Payable for Custodian Fees	6	7	41	6
Payable for Shareholder Servicing Fees — Investment Class	—	—	16	—
Payable for Shareholder Servicing Fees — Class P	22	— @	21	1
Payable for Sub Transfer Agency Fees — Class I	8	—	—	—
Payable for Sub Transfer Agency Fees — Class P	8	—	—	—
Payable for Trustees’ Fees and Expenses	22	4	75	18
Payable for Lehman Brothers Closed Swap Transactions	—	39	1,281	999
Other Liabilities	59	61	201	67
Total Liabilities	9,700	91,872	1,613,596	18,616
Net Assets	$183,730	$186,792	$1,431,719	$106,831
Net Assets Consist Of:
Paid-in Capital	$211,249	$228,574	$1,941,505	$672,129
Undistributed Net Investment Income	1,755	4,775	41,455	2,804
Accumulated Net Realized Loss	(17,471)	(33,005)	(308,532)	(516,349)
Unrealized Appreciation (Depreciation) on:
Investments	(11,803)	(19,866)	(279,599)	(51,586)
Foreign Currency Exchange Contracts and Translations	—	—	(270)	291
Futures Contracts	—	229	(117)	—
Swap Agreements	—	6,085	37,277	(458)
Net Assets	$183,730	$186,792	$1,431,719	$106,831

126	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Assets and Liabilities (cont’d)

		Core Fixed	Core Plus Fixed
	Value	Income	Income	High Yield
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
CLASS I:
Net Assets	$80,633	$186,305	$1,210,286	$104,032
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	6,144,412	20,304,232	128,614,571	12,323,668
Net Asset Value, Offering and Redemption Price Per Share	$13.12	$9.18	$9.41	$8.44
INVESTMENT CLASS:
Net Assets	$—	$—	$123,610	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	—	13,142,117	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$9.41	$—
CLASS P:
Net Assets	$103,097	$487	$97,823	$2,799
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	7,866,490	53,454	10,411,799	330,022
Net Asset Value, Offering and Redemption Price Per Share	$13.11	$9.12	$9.40	$8.48
(1) Including:
Securities on Loan, at Value:	$7,754	$10,265	$119,803	$15,129

@	Amount is less than $500.
†

Receivable for Delayed Delivery Commitments balance for Core Fixed Income and Core Plus Fixed Income Portfolios include approximately $14,000 and $117,000 of exposure to Lehman Brothers as of September 30, 2008, respectively. Due to the uncertain nature surrounding the collectability of these receivables, these balances have been written down from their original amounts.

The accompanying notes are an integral part of the financial statements.	127

2008 Annual Report

September 30, 2008

Statements of Assets and Liabilities

				Investment
	Intermediate	International		Grade Fixed		Limited
	Duration	Fixed Income		Income		Duration
	Portfolio	Portfolio		Portfolio		Portfolio
	(000)	(000)		(000)		(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$140,453	$175,936		$425,383		$666,926
Investment in Securities of Affiliated Issuers, at Cost:	6,028	7,498		31,627		15,462
Total Investments in Securities, at Cost:	146,481	183,434		457,010		682,388
Foreign Currency, at Cost:	—	231		—		—	@
Investments in Securities of Unaffiliated Issuers, at Value:(1)	129,994	177,412		398,051		552,040
Investment in Securities of Affiliated Issuers, at Value:	6,028	7,498		31,627		15,462
Total Investments in Securities, at Value:	136,022	184,910		429,678		567,502
Foreign Currency, at Value:	—	232		—		—	@
Cash	1	—		—		—
Due from Broker	—	1,931		—		—
Receivable for Portfolio Shares Sold	—	31		4		257
Unrealized Appreciation on Swap Agreements	4,341	—		15,101		11,669
Receivable for Delayed Delivery Commitments†	—	—		25,644		—
Receivable for Investments Sold	2,111	753		8,241		10,161
Unrealized Appreciation on Foreign Currency Exchange Contracts	—	2,352		—		—
Receivable from Affiliates	4	1		9		12
Dividends Receivable	30	11		57		110
Interest Receivable	1,033	2,352		2,627		3,830
Other Assets	1	3		8		23
Total Assets	143,543	192,576		481,369		593,564
Liabilities:
Collateral on Securities Loaned, at Value:	—	—		22,637		—
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	2,876		—		—
Due to Broker	3,603	—		8,621		6,633
Payable for Delayed Delivery Commitments	—	—		117,313		—
Payable for Investments Purchased	3,105	2,022		7,363		12,857
Bank Overdraft	—	41		157		276
Unrealized Depreciation on Swap Agreements	964	—		5,379		2,649
Payable for Portfolio Shares Redeemed	—	536		1,493		2,021
Payable for Investment Advisory Fees	131	190		341		496
Payable for Administration Fees	9	13		22		39
Payable for Custodian Fees	4	16		9		9
Payable for Shareholder Servicing Fees — Investment Class	17	—		—		—
Payable for Shareholder Servicing Fees — Class P	—	—	@	—	@	—	@
Payable for Shareholder Servicing Fees — Class H	—	—	@	—	@	—
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	@	—	@	—
Payable for Sub Transfer Agency Fees — Class I	— @	—		4		—	@
Payable for Sub Transfer Agency Fees — Class P	—	—		—	@	—
Payable for Transfer Agency Fees — Class H	—	1		—		—
Payable for Transfer Agency Fees — Class L	—	—	@	—		—
Payable for Trustees’ Fees and Expenses	1	1		12		3
Payable for Lehman Brothers Closed Swap Transactions	51	—		63		—
Other Liabilities	36	63		76		131
Total Liabilities	7,921	5,759		163,490		25,114
Net Assets	$135,622	$186,817		$317,879		$568,450
Net Assets Consist Of:
Paid-in Capital	$161,372	$179,575		$381,109		$799,740
Undistributed Net Investment Income	462	6,453		7,838		8,912
Accumulated Net Realized Loss	(19,541)	(143)		(53,383)		(133,180)
Unrealized Appreciation (Depreciation) on:
Investments	(10,459)	1,476		(27,332)		(114,886)
Foreign Currency Exchange Contracts and Translations	—	(614)		—		—
Futures Contracts	411	70		(75)		(1,156)
Swap Agreements	3,377	—		9,722		9,020
Net Assets	$135,622	$186,817		$317,879		$568,450

128	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Assets and Liabilities (cont’d)

			Investment
	Intermediate	International	Grade Fixed	Limited
	Duration	Fixed Income	Income	Duration
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
CLASS I:
Net Assets	$3,476	$185,413	$316,894	$568,156
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	389,089	17,589,425	32,961,696	71,019,648
Net Asset Value, Offering and Redemption Price Per Share	$8.93	$10.54	$9.61	$8.00
INVESTMENT CLASS:
Net Assets	$132,146	$—	$—	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	14,851,166	—	—	—
Net Asset Value, Offering and Redemption Price Per Share	$8.90	$—	$—	$—
CLASS P:
Net Assets	$—	$1,174	$842	$294
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	110,325	87,636	36,771
Net Asset Value, Offering and Redemption Price Per Share	$—	$10.64	$9.60	$8.00
CLASS H:
Net Assets	$—	$120	$85	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	11,372	8,969	—
Net Asset Value and Redemption Price Per Share	$—	$10.55	$9.53	$—
Maximum Sales Load	—	3.50%	3.50%	—
Maximum Sales Charge	$—	$0.38	$0.35	$—
Maximum Offering Price Per Share	$—	$10.93	$9.88	$—
CLASS L:
Net Assets	$—	$110	$58	$—
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	10,373	6,034	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$10.62	$9.63	$—
(1) Including:
Securities on Loan, at Value:	$—	$—	$23,030	$—

@	Amount is less than $500.
†

Receivable for Delayed Delivery Commitments balance for Investment Grade Fixed Income Portfolio include approximately $22,000 of exposure to Lehman Brothers as of September 30, 2008. Due to the uncertain nature surrounding the collectability of this receivable, this balance has been written down from its original amount.

The accompanying notes are an integral part of the financial statements.	129

2008 Annual Report

September 30, 2008

Statements of Assets and Liabilities

	Long Duration
	Fixed Income	Municipal
	Portfolio	Portfolio
	(000)	(000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$ 27,937	$ 1,215,836
Investment in Securities of Affiliated Issuers, at Cost:	1,175	28,620
Total Investments in Securities, at Cost:	29,112	1,244,456
Foreign Currency, at Cost:	— @	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	26,594	1,121,505
Investment in Securities of Affiliated Issuers, at Value:	1,175	28,620
Total Investments in Securities, at Value:	27,769	1,150,125
Foreign Currency, at Value:	— @	—
Cash	— @	—
Receivable for Portfolio Shares Sold	—	249
Unrealized Appreciation on Swap Agreements	1,247	6,905
Due from Broker	—	2,675
Receivable for Investments Sold	14,622	24,443
Receivable from Affiliates	1	21
Dividends Receivable	6	492
Interest Receivable	324	13,850
Other Assets	— @	18
Total Assets	43,969	1,198,778
Liabilities:
Due to Broker	796	—
Payable for Investments Purchased	14,945	29,434
Bank Overdraft	—	630
Unrealized Depreciation on Swap Agreements	254	11,706
Payable for Portfolio Shares Redeemed	—	3,357
Payable for Investment Advisory Fees	6	1,138
Payable for Administration Fees	2	80
Payable for Custodian Fees	3	16
Payable for Shareholder Servicing Fees — Class P	— @	11
Payable for Shareholder Servicing Fees — Class H	—	2
Payable for Distribution and Shareholder Servicing Fees — Class L	—	7
Payable for Sub Transfer Agency Fees — Class I	—	9
Payable for Sub Transfer Agency Fees — Class P	—	— @
Payable for Transfer Agency Fees — Class H	—	1
Payable for Transfer Agency Fees — Class L	—	— @
Payable for Trustees’ Fees and Expenses	—	—
Payable for Lehman Brothers Closed Swap Transactions	—	1,226
Other Liabilities	29	98
Total Liabilities	16,035	47,715
Net Assets	$ 27,934	$ 1,151,063
Net Assets Consist Of:
Paid-in Capital	$ 28,111	$ 1,243,154
Undistributed Net Investment Income	560	9,112
Accumulated Net Realized Loss	(399)	(1,763)
Unrealized Appreciation (Depreciation) on:
Investments	(1,343)	(94,331)
Futures Contracts	12	(308)
Swap Agreements	993	(4,801)
Net Assets	$ 27,934	$ 1,151,063

130	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Assets and Liabilities (cont’d)

	Long Duration
	Fixed Income	Municipal
	Portfolio	Portfolio
	(000)	(000)
CLASS I:
Net Assets	$27,438	$1,073,173
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	2,762,808	92,687,504
Net Asset Value, Offering and Redemption Price Per Share	$9.93	$11.58
CLASS P:
Net Assets	$496	$51,780
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	50,000	4,471,592
Net Asset Value, Offering and Redemption Price Per Share	$9.92	$11.58
CLASS H:
Net Assets	$—	$8,593
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	742,032
Net Asset Value and Redemption Price Per Share	$—	$11.58
Maximum Sales Load	—	3.50%
Maximum Sales Charge	$—	$0.42
Maximum Offering Price Per Share	$—	$12.00
CLASS L:
Net Assets	$—	$17,517
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000)	—	1,516,956
Net Asset Value, Offering and Redemption Price Per Share	$—	$11.55

@       Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	131

2008 Annual Report

September 30, 2008

Statements of Operations

For the Year Ended September 30, 2008

		Mid Cap	U.S. Mid	U.S. Small
	Balanced	Growth	Cap Value	Cap Value	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$2,502	$24,445	$2,601	$6,926	$8,840
Dividends from Securities of Affiliated Issuers	2,922	3,150	203	1,747	254
Interest from Securities of Unaffiliated Issuers	3,947	53	1	6	54
Less: Foreign Taxes Withheld	(26)	(527)	—	—	—
Total Investment Income	9,345	27,121	2,805	8,679	9,148
Expenses:
Investment Advisory Fees (Note B)	1,300	16,955	1,162	5,332	1,662
Administration Fees (Note C)	231	2,712	129	647	266
Custodian Fees (Note F)	54	236	15	32	15
Professional Fees	51	103	32	43	44
Shareholder Reporting Fees	113	790	24	322	88
Shareholder Servicing Fees — Investment Class (Note D)	7	—	5	—	48
Shareholder Servicing Fees — Class P (Note D)	86	3,782	62	160	356
Sub Transfer Agency Fees — Class I	23	145	20	4	9
Sub Transfer Agency Fees — Class P	5	216	3	5	23
Transfer Agency Fees (Note E)	14	60	17	17	18
Trustees’ Fees and Expenses	5	51	1	12	4
Registration Fees	37	153	40	56	47
Other Expenses	24	69	10	24	16
Total Expenses	1,950	25,272	1,520	6,654	2,596
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(142)	(89)	(6)	(52)	(8)
Voluntary Waiver of Sub Transfer Agent Fees — Class I	(23)	—	(4)	—	—
Voluntary Waiver of Sub Transfer Agent Fees — Class P	(5)	(104)	—	(5)	(15)
Expense Offset (Note F)	(2)	(16)	— @	(1)	(1)
Net Expenses	1,778	25,063	1,510	6,596	2,572
Net Investment Income	7,567	2,058	1,295	2,083	6,576
Realized Gain (Loss):
Investments Sold from Unaffiliated Issuers	29,970	(8,859)	(4,132)	28,949	(14,133)
Investments Sold from Affiliated Issuers	(3,414)	—	—	—	—
Capital Gain Distribution from Underlying Fund	2,050	—	—	—	—
Foreign Currency Transactions	825	(497)	—	—	—
Options Written	(5)	—	—	—	—
Futures Contracts	(10,790)	—	—	—	—
Swap Agreements	1,391	—	—	—	—
Net Realized Gain (Loss)	20,027	(9,356)	(4,132)	28,949	(14,133)
Change in Unrealized Appreciation (Depreciation):
Investments	(64,701)	(1,110,194)	(33,749)	(155,284)	(79,819)
Foreign Currency Exchange Contracts and Translations	(60)	(2)	—	—	—
Futures Contracts	(907)	—	—	—	—
Swap Agreements	(492)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(66,160)	(1,110,196)	(33,749)	(155,284)	(79,819)
Total Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	(46,133)	(1,119,552)	(37,881)	(126,335)	(93,952)
Net Decrease in Net Assets Resulting from Operations	$(38,566)	$(1,117,494)	$(36,586)	$(124,252)	$(87,376)

@            Amount is less than $500.

132	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Operations

For the Year Ended September 30, 2008

		Core Plus			International
	Core Fixed	Fixed		Intermediate	Fixed
	Income	Income	High Yield	Duration	Income
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$ 22	$ 485	$ 7	$ 5	$ —
Dividends from Securities of Affiliated Issuers	872	4,744	240	825	234
Interest from Securities of Unaffiliated Issuers	15,193	149,782	14,352	6,357	7,468
Less: Foreign Taxes Withheld	(90)	(2)	(16)	(25)	—
Total Investment Income	15,997	155,009	14,583	7,162	7,702
Expenses:
Investment Advisory Fees (Note B)	1,071	7,826	643	549	814
Administration Fees (Note C)	229	1,888	123	117	173
Custodian Fees (Note F)	22	175	20	12	41
Professional Fees	46	115	48	40	77
Shareholder Reporting Fees	98	399	161	11	102
Shareholder Servicing Fees — Investment Class (Note D)	—	215	—	214	—
Shareholder Servicing Fees — Class P (Note D)	29	318	12	— @	3
Shareholder Servicing Fees — Class H (Note D)	—	—	—	—	— @
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	—	—	— @
Sub Transfer Agency Fees — Class I	1	39	2	— @	8
Sub Transfer Agency Fees — Class P	1	6	1	—	—
Transfer Agency Fees (Note E)	9	31	15	10	12
Transfer Agency Fees — Class H (Note E)	—	—	—	—	2
Transfer Agency Fees — Class L (Note E)	—	—	—	—	— @
Trustees’ Fees and Expenses	6	31	1	2	3
Registration Fees	39	83	32	28	73
Other Expenses	25	119	13	14	19
Total Expenses	1,576	11,245	1,071	997	1,327
Voluntary Waiver of Investment Advisory Fees (Note B)	(115)	—	—	—	—
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(25)	(134)	(4)	(23)	(7)
Voluntary Waiver of Sub Transfer Agent Fees — Class I	(1)	(39)	(2)	— @	(8)
Voluntary Waiver of Sub Transfer Agent Fees — Class P	(1)	(6)	(1)	—	—
Expense Offset (Note F)	(3)	(28)	(6)	(2)	(1)
Net Expenses	1,431	11,038	1,058	972	1,311
Net Investment Income	14,566	143,971	13,525	6,190	6,391
Realized Gain (Loss):
Investments Sold	(29,539)	(224,716)	(15,508)	(13,322)	(45)
Foreign Currency Transactions	—	11	(1,285)	—	11,816
Options Written	(71)	(609)	—	(43)	—
Futures Contracts	(1,709)	(5,894)	(2,564)	1,996	(161)
Swap Agreements	931	8,442	3,852	269	—
Net Realized Gain (Loss)	(30,388)	(222,766)	(15,505)	(11,100)	11,610
Change in Unrealized Appreciation (Depreciation):
Investments	(15,514)	(228,355)	(14,516)	(8,784)	(7,394)
Foreign Currency Exchange Contracts and Translations	—	827	412	—	(1,772)
Futures Contracts	(685)	(10,494)	(177)	(11)	94
Swap Agreements	4,034	20,619	(1,034)	2,661	—
Net Change in Unrealized Appreciation (Depreciation)	(12,165)	(217,403)	(15,315)	(6,134)	(9,072)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(42,553)	(440,169)	(30,820)	(17,234)	2,538
Net Increase (Decrease) in Net Assets Resulting from Operations	$(27,987)	$(296,198)	$(17,295)	$(11,044)	$ 8,929

@                       Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	133

2008 Annual Report

September 30, 2008

Statements of Operations

For the Year Ended September 30, 2008

	Investment
	Grade Fixed	Limited	Long Duration
	Income	Duration	Fixed Income	Municipal
	Portfolio	Portfolio	Portfolio	Portfolio
	(000)	(000)	(000)	(000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$ 54	$ 542	$ —	$ 4,701
Dividends from Securities of Affiliated Issuers	1,035	1,806	133	1,267
Interest from Securities of Unaffiliated Issuers	25,095	47,825	1,267	52,695
Less: Foreign Taxes Withheld	(1)	—	—	—
Total Investment Income	26,183	50,173	1,400	58,663
Expenses:
Investment Advisory Fees (Note B)	1,725	2,667	107	4,156
Administration Fees (Note C)	368	712	23	887
Custodian Fees (Note F)	28	43	7	75
Professional Fees	105	74	40	165
Shareholder Reporting Fees	64	293	— @	118
Shareholder Servicing Fees — Class P (Note D)	2	1	1	80
Shareholder Servicing Fees — Class H (Note D)	— @	—	—	10
Distribution and Shareholder Servicing Fees — Class L (Note D)	— @	—	—	14
Sub Transfer Agency Fees — Class I	4	— @	—	40
Sub Transfer Agency Fees — Class P	— @	—	—	2
Transfer Agency Fees (Note E)	15	10	6	19
Transfer Agency Fees — Class H (Note E)	2	—	—	2
Transfer Agency Fees — Class L (Note E)	— @	—	—	— @
Trustees’ Fees and Expenses	7	15	1	17
Registration Fees	66	—	29	130
Other Expenses	29	43	6	42
Total Expenses	2,415	3,858	220	5,757
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	(76)	(45)
Voluntary Waiver of Shareholder Servicing Fees — Class P Shares (Note D)	— @	— @	— @	— @
Rebate from Morgan Stanley Affiliated Cash Sweep (Note G)	(31)	(54)	(4)	(64)
Voluntary Waiver of Sub Transfer Agent Fees — Class I	—	— @	—	(30)
Voluntary Waiver of Sub Transfer Agent Fees — Class P	— @	—	—	(2)
Expense Offset (Note F)	(8)	(7)	— @	(34)
Net Expenses	2,376	3,797	140	5,582
Net Investment Income	23,807	46,376	1,260	53,081
Realized Gain (Loss):
Investments Sold	(46,910)	(111,667)	364	(809)
Foreign Currency Transactions	—	32	27	—
Options Written	(118)	(124)	—	—
Futures Contracts	(2,388)	4,175	(640)	(4,802)
Swap Agreements	1,942	(260)	55	249
Net Realized Loss	(47,474)	(107,844)	(194)	(5,362)
Change in Unrealized Appreciation (Depreciation):
Investments	(22,096)	(98,098)	(1,723)	(111,618)
Futures Contracts	(1,331)	(2,463)	(8)	3,584
Swap Agreements	6,357	6,296	764	(8,742)
Net Change in Unrealized Appreciation (Depreciation)	(17,070)	(94,265)	(967)	(116,776)
Total Net Realized Loss and Change in
Unrealized Appreciation (Depreciation)	(64,544)	(202,109)	(1,161)	(122,138)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(40,737)	$(155,733)	$ 99	$ (69,057)

@                       Amount is less than $500.

134	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets

	Balanced		Mid Cap Growth
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$7,567	$7,323	$2,058	$11,060
Net Realized Gain (Loss)	20,027	21,721	(9,356)	321,805
Net Change in Unrealized Appreciation (Depreciation)	(66,160)	24,512	(1,110,196)	402,601
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,566)	53,556	(1,117,494)	735,466
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(7,923)	(5,256)	(8,685)	(4,826)
Investment Class:
Net Investment Income	(120)	(79)	—	—
Class P:
Net Investment Income	(785)	(570)	(4,529)	(2,109)
Total Distributions	(8,828)	(5,905)	(13,214)	(6,935)
Capital Share Transactions:(1)
Class I:
Subscribed	62,569	77,419	944,048	481,835
Distributions Reinvested	7,917	5,249	8,283	4,628
Redeemed	(301,521)	(70,685)	(359,381)	(215,062)
Investment Class:
Subscribed	237	227	—	—
Distributions Reinvested	120	79	—	—
Redeemed	(345)	—	—	—
Redemption Fees	— @	— @	—	—
Class P:
Subscribed	11,649	3,482	786,756	530,183
Distributions Reinvested	785	570	4,487	2,084
Redeemed	(3,852)	(14,546)	(574,536)	(386,812)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(222,441)	1,795	809,657	416,856
Redemption Fees	1	— @	80	29
Total Increase (Decrease) in Net Assets	(269,834)	49,446	(320,971)	1,145,416
Net Assets:
Beginning of Period	347,172	297,726	3,167,422	2,022,006
End of Period	$77,338	$347,172	$2,846,451	$3,167,422
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$2,451	$2,365	$(545)	$8,678
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,277	5,641	29,998	16,515
Shares Issued on Distributions Reinvested	560	396	250	170
Shares Redeemed	(22,555)	(5,202)	(12,070)	(7,503)
Net Increase (Decrease) in Class I Shares Outstanding	(17,718)	835	18,178	9,182
Investment Class:
Shares Subscribed	17	17	—	—
Shares Issued on Distributions Reinvested	9	6	—	—
Shares Redeemed	(24)	—	—	—
Net Increase in Investment Class Shares Outstanding	2	23	—	—
Class P:
Shares Subscribed	835	257	26,042	18,457
Shares Issued on Distributions Reinvested	56	43	139	79
Shares Redeemed	(281)	(1,098)	(19,529)	(13,766)
Net Increase (Decrease) in Class P Shares Outstanding	610	(798)	6,652	4,770

@            Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	135

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets

	U.S. Mid Cap Value		U.S. Small Cap Value
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,295	$1,234	$2,083	$1,814
Net Realized Gain (Loss)	(4,132)	33,277	28,949	97,626
Net Change in Unrealized Appreciation (Depreciation)	(33,749)	762	(155,284)	46,261
Net Increase (Decrease) in Net Assets Resulting from Operations	(36,586)	35,273	(124,252)	145,701
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,056)	(909)	(1,818)	(2,134)
Net Realized Gain	—	—	(92,501)	(78,066)
Investment Class:
Net Investment Income	(23)	(15)	—	—
Class P:
Net Investment Income	(146)	(68)	(2)	(17)
Net Realized Gain	—	—	(6,696)	(2,990)
Total Distributions	(1,225)	(992)	(101,017)	(83,207)
Capital Share Transactions:(1)
Class I:
Subscribed	25,109	31,116	149,786	96,672
Distributions Reinvested	1,041	871	94,108	79,964
Redeemed	(39,009)	(28,642)	(193,860)	(142,380)
Investment Class:
Subscribed	2,646	781	—	—
Distributions Reinvested	23	14	—	—
Redeemed	(1,394)	(420)	—	—
Class P:
Subscribed	24,231	6,308	42,779	35,582
Distributions Reinvested	145	67	6,698	3,006
Redeemed	(12,645)	(5,194)	(22,044)	(8,277)
Net Increase in Net Assets Resulting from Capital Share Transactions	147	4,901	77,467	64,567
Redemption Fees	2	1	14	16
Total Increase (Decrease) in Net Assets	(37,662)	39,183	(147,788)	127,077
Net Assets:
Beginning of Period	172,920	133,737	869,713	742,636
End of Period	$135,258	$172,920	$721,925	$869,713
Undistributed Net Investment Income Included in End of Period Net Assets	$1,002	$932	$1,470	$1,241
(1) Capital Share Transactions:
Class I:
Shares Subscribed	755	917	6,411	3,507
Shares Issued on Distributions Reinvested	30	27	4,050	3,048
Shares Redeemed	(1,212)	(842)	(8,471)	(5,128)
Net Increase (Decrease) in Class I Shares Outstanding	(427)	102	1,990	1,427
Investment Class:
Shares Subscribed	84	23	—	—
Shares Issued on Distributions Reinvested	1	1	—	—
Shares Redeemed	(44)	(12)	—	—
Net Increase in Investment Class Shares Outstanding	41	12	—	—
Class P:
Shares Subscribed	726	186	1,885	1,294
Shares Issued on Distributions Reinvested	4	2	290	115
Shares Redeemed	(408)	(155)	(940)	(298)
Net Increase in Class P Shares Outstanding	322	33	1,235	1,111

@            Amount is less than $500.

136	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets

	Value		Core Fixed Income
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$ 6,576	$ 10,653	$ 14,566	$ 15,105
Net Realized Gain (Loss)	(14,133)	30,107	(30,388)	1,740
Net Change in Unrealized Appreciation (Depreciation)	(79,819)	20,120	(12,165)	(2,198)
Net Increase (Decrease) in Net Assets Resulting from Operations	(87,376)	60,880	(27,987)	14,647
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(4,307)	(6,009)	(14,096)	(14,770)
Net Realized Gain	(15,671)	(28,754)	—	—
Investment Class:
Net Investment Income	(765)	(1,395)	—	—
Net Realized Gain	(4,055)	(7,060)	—	—
Class P:
Net Investment Income	(3,036)	(3,507)	(603)	(485)
Net Realized Gain	(10,869)	(18,579)	—	—
Total Distributions	(38,703)	(65,304)	(14,699)	(15,255)
Capital Share Transactions:(1)
Class I:
Subscribed	12,981	52,456	28,354	41,762
Distributions Reinvested	19,766	29,227	14,079	14,751
Redeemed	(176,831)	(101,463)	(123,370)	(47,805)
Investment Class:
Subscribed	1,552	21,832	—	—
Distributions Reinvested	4,820	8,455	—	—
Redeemed	(74,700)	(12,859)	—	—
Class P:
Subscribed	17,105	28,458	6,287	4,246
Distributions Reinvested	13,896	21,997	603	485
Redeemed	(77,024)	(36,838)	(16,391)	(2,725)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(258,435)	11,265	(90,438)	10,714
Redemption Fees	16	4	— @	1
Total Increase (Decrease) in Net Assets	(384,498)	6,845	(133,124)	10,107
Net Assets:
Beginning of Period	568,228	561,383	319,916	309,809
End of Period	$ 183,730	$ 568,228	$ 186,792	$319,916
Undistributed Net Investment Income Included in End of Period Net Assets	$ 1,755	$ 3,298	$ 4,775	$ 3,412
(1) Capital Share Transactions:
Class I:
Shares Subscribed	815	2,850	2,699	3,916
Shares Issued on Distributions Reinvested	1,234	1,636	1,367	1,388
Shares Redeemed	(11,372)	(5,481)	(12,372)	(4,477)
Net Increase (Decrease) in Class I Shares Outstanding	(9,323)	(995)	(8,306)	827
Investment Class:
Shares Subscribed	93	1,167	—	—
Shares Issued on Distributions Reinvested	297	472	—	—
Shares Redeemed	(4,877)	(701)	—	—
Net Increase (Decrease) in Investment Class Shares Outstanding	(4,487)	938	—	—
Class P:
Shares Subscribed	1,133	1,535	603	400
Shares Issued on Distributions Reinvested	872	1,232	59	46
Shares Redeemed	(4,975)	(1,998)	(1,711)	(257)
Net Increase (Decrease) in Class P Shares Outstanding	(2,970)	769	(1,049)	189

@       Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	137

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets

	Core Plus Fixed Income		High Yield
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$143,971	$134,127	$13,525	$16,021
Net Realized Gain (Loss)	(222,766)	26,876	(15,505)	3,429
Net Change in Unrealized Appreciation (Depreciation)	(217,403)	(39,195)	(15,315)	(3,562)
Net Increase (Decrease) in Net Assets Resulting from Operations	(296,198)	121,808	(17,295)	15,888
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(108,380)	(133,961)	(13,934)	(16,292)
Investment Class:
Net Investment Income	(7,053)	(7,932)	—	—
Class P:
Net Investment Income	(6,154)	(6,885)	(389)	(336)
Total Distributions	(121,587)	(148,778)	(14,323)	(16,628)
Capital Share Transactions†:(1)
Class I:
Subscribed	247,491	438,720	10,234	20,986
Distributions Reinvested	103,414	122,810	13,876	15,674
Redeemed	(1,139,399)	(484,513)	(83,129)	(68,050)
Investment Class**:
Subscribed	— @	11,086	— @	—
Distributions Reinvested	7,027	7,922	—	—
Redeemed	(7,661)	(9,737)	—	(897)
Class P:
Subscribed	22,045	28,336	4,522	9,539
Distributions Reinvested	6,132	6,837	363	289
Redeemed	(45,010)	(22,769)	(10,375)	(5,294)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(805,961)	98,692	(64,509)	(27,753)
Redemption Fees	18	— @	1	1
Total Increase (Decrease) in Net Assets	(1,223,728)	71,722	(96,126)	(28,492)
Net Assets:
Beginning of Period	2,655,447	2,583,725	202,957	231,449
End of Period	$1,431,719	$2,655,447	$106,831	$202,957
Undistributed Net Investment Income Included in End of Period Net Assets	$41,455	$7,928	$2,804	$4,499
(1) Capital Share Transactions†:
Class I:
Shares Subscribed	22,376	38,659	1,019	1,969
Shares Issued on Distributions Reinvested	9,636	10,875	1,402	1,496
Shares Redeemed	(111,118)	(42,714)	(8,460)	(6,427)
Net Increase (Decrease) in Class I Shares Outstanding	(79,106)	6,820	(6,039)	(2,962)
Investment Class**:
Shares Subscribed	— @	965	—	—
Shares Issued on Distributions Reinvested	658	701	—	—
Shares Redeemed	(742)	(858)	—	(83)
Net Increase (Decrease) in Investment Class Shares Outstanding	(84)	808	—	(83)
Class P:
Shares Subscribed	1,980	2,496	465	906
Shares Issued on Distributions Reinvested	572	606	37	28
Shares Redeemed	(4,243)	(2,011)	(1,023)	(495)
Net Increase (Decrease) in Class P Shares Outstanding	(1,691)	1,091	(521)	439

@       Amount is less than $500.

**     On October 3, 2006, the Investment Class for the High Yield Portfolio was fully liquidated, however, this Class is still active.

†             Capital share transactions prior to November 13, 2006 for the High Yield Portfolio have been restated to reflect the effect of a reverse stock split as described in the Notes to Financial Statements.

138	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets

	Intermediate Duration		International Fixed Income
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$6,190	$6,711	$6,391	$5,442
Net Realized Gain (Loss)	(11,100)	261	11,610	3,296
Net Change in Unrealized Appreciation (Depreciation)	(6,134)	(19)	(9,072)	8,895
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,044)	6,953	8,929	17,633
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(205)	(404)	(15,384)	(4,284)
Net Realized Gain	—	—	(293)	(929)
Investment Class:
Net Investment Income	(7,161)	(6,675)	—	—
Class P:
Net Investment Income	(1)	—	(85)	—
Net Realized Gain	—	—	(1)	—
Class H:
Net Investment Income	—	—	— @	—
Class L:
Net Investment Income	—	—	—	—
Total Distributions	(7,367)	(7,079)	(15,763)	(5,213)
Capital Share Transactions:(1)
Class I:
Subscribed	— @	32	41,091	49,671
Distributions Reinvested	199	344	15,330	4,988
Redeemed	(3,252)	(2,166)	(77,616)	(49,334)
Investment Class:
Subscribed	— @	10,912	—	—
Distributions Reinvested	7,161	6,675	—	—
Redeemed	(2,829)	(7,938)	—	—
Class P#:
Subscribed	1	118	42	1,224
Distributions Reinvested	1	—	87	—
Redeemed	(120)	—	(150)	—
Class H##:
Subscribed	—	—	124	—
Distributions Reinvested	—	—	—	—
Redeemed	—	—	—	—
Class L##:
Subscribed	—	—	115	—
Distributions Reinvested	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,161	7,977	(20,977)	6,549
Redemption Fees	—	—	— @	—
Total Increase (Decrease) in Net Assets	(17,250)	7,851	(27,811)	18,969
Net Assets:
Beginning of Period	152,872	145,021	214,628	195,659
End of Period	$135,622	$152,872	$186,817	$214,628
Undistributed Net Investment Income Included in End of Period Net Assets	$462	$931	$6,453	$3,878

The accompanying notes are an integral part of the financial statements.	139

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets (cont’d)

	Intermediate Duration		International Fixed Income
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	3	3,700	4,809
Shares Issued on Distributions Reinvested	20	34	1,452	483
Shares Redeemed	(321)	(214)	(7,013)	(4,752)
Net Increase (Decrease) in Class I Shares Outstanding	(301)	(177)	(1,861)	540
Investment Class:
Shares Subscribed	—	1,086	—	—
Shares Issued on Distributions Reinvested	730	664	—	—
Shares Redeemed	(281)	(791)	—	—
Net Increase in Investment Class Shares Outstanding	449	959	—	—
Class P#:
Shares Subscribed	— @	12	4	112
Shares Issued on Distributions Reinvested	— @	—	8	—
Shares Redeemed	(12)	—	(13)	—
Net Increase (Decrease) in Class P Shares Outstanding	(12)	12	(1)	112
Class H##:
Shares Subscribed	—	—	11	—
Shares Issued on Distributions Reinvested	—	—	—	—
Shares Redeemed	—	—	—	—
Net Increase in Class H Shares Outstanding	—	—	11	—
Class L##:
Shares Subscribed	—	—	10	—
Shares Issued on Distributions Reinvested	—	—	—	—
Shares Redeemed	—	—	—	—
Net Increase in Class L Shares Outstanding	—	—	10	—

@       Amount is less than $500.

#            The Intermediate Duration and International Fixed Income Portfolios’ Class P commenced operations on September 28, 2007.

##     The International Fixed Income Portfolio’s Class H and Class L commenced operations on January 2, 2008 and June 16, 2008, respectively.

140	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets

	Investment Grade Fixed Income		Limited Duration
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$23,807	$24,583	$46,376	$52,817
Net Realized Gain (Loss)	(47,474)	2,731	(107,844)	(2,961)
Net Change in Unrealized Appreciation (Depreciation)	(17,070)	(2,620)	(94,265)	(5,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	(40,737)	24,694	(155,733)	44,586
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(22,826)	(27,708)	(47,902)	(54,837)
Class P:
Net Investment Income	(49)	(36)	(29)	—
Class H:
Net Investment Income	(1)	—	—	—
Class L:
Net Investment Income	— @	—	—	—
Total Distributions	(22,876)	(27,744)	(47,931)	(54,837)
Capital Share Transactions:(1)
Class I:
Subscribed	57,714	107,207	81,328	133,490
Distributions Reinvested	22,282	26,867	47,900	54,830
Redeemed	(219,149)	(137,208)	(415,668)	(197,885)
Class P#:
Subscribed	56	560	150	1,020
Distributions Reinvested	48	34	29	— @
Redeemed	(300)	(190)	(796)	— @
Class H##:
Subscribed	100	—	—	—
Distributions Reinvested	—	—	—	—
Redeemed	—	—	—	—
Class L##:
Subscribed	130	—	—	—
Distributions Reinvested	—	—	—	—
Redeemed	(70)	—	—	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(139,189)	(2,730)	(287,057)	(8,545)
Redemption Fees	— @	3	—	— @
Total Decrease in Net Assets	(202,802)	(5,777)	(490,721)	(18,796)
Net Assets:
Beginning of Period	520,681	526,458	1,059,171	1,077,967
End of Period	$317,879	$520,681	$568,450	$1,059,171
Undistributed Net Investment Income Included in End of Period Net Assets	$7,838	$4,881	$8,912	$5,916

The accompanying notes are an integral part of the financial statements.	141

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets (cont’d)

	Investment Grade Fixed Income		Limited Duration
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	5,286	9,721	8,491	12,988
Shares Issued on Distributions Reinvested	2,089	2,443	5,048	5,344
Shares Redeemed	(21,023)	(12,398)	(45,862)	(19,255)
Net Decrease in Class I Shares Outstanding	(13,648)	(234)	(32,323)	(923)
Class P#:
Shares Subscribed	5	50	15	100
Shares Issued on Distributions Reinvested	5	3	3	—
Shares Redeemed	(28)	(17)	(81)	—
Net Increase (Decrease) in Class P Shares Outstanding	(18)	36	(63)	100
Class H##:
Shares Subscribed	9	—	—	—
Shares Issued on Distributions Reinvested	—	—	—	—
Shares Redeemed	—	—	—	—
Net Increase in Class H Shares Outstanding	9	—	—	—
Class L##:
Shares Subscribed	13	—	—	—
Shares Issued on Distributions Reinvested	—	—	—	—
Shares Redeemed	(7)	—	—	—
Net Increase in Class L Shares Outstanding	6	—	—	—

@       Amount is less than $500.

#            The Limited Duration Portfolios’ Class P commenced operations on September 28, 2007.

##     The Investment Grade Fixed Income Portfolio’s Class H and Class L commenced operations on January 2, 2008 and June 16, 2008, respectively.

142	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets

	Long Duration Fixed Income		Municipal
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,260	$1,215	$53,081	$29,606
Net Realized Gain (Loss)	(194)	(104)	(5,362)	14,019
Net Change in Unrealized Appreciation (Depreciation)	(967)	(349)	(116,776)	(13,378)
Net Increase (Decrease) in Net Assets Resulting from Operations	99	762	(69,057)	30,247
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,274)	(1,050)	(46,060)	(31,533)
Net Realized Gain	—	(79)	(3,409)	—
Class P:
Net Investment Income	(23)	(20)	(1,249)	— @
Net Realized Gain	—	(1)	(36)	—
Class H:
Net Investment Income	—	—	(156)	—
Class L:
Net Investment Income	—	—	(81)	—
Total Distributions	(1,297)	(1,150)	(50,991)	(31,533)
Capital Share Transactions:(1)
Class I:
Subscribed	3,251	— @	578,258	387,749
Distributions Reinvested	68	—	48,142	30,637
Redeemed	—	— @	(376,573)	(142,622)
Class P#:
Subscribed	—	—	55,162	9,935
Distributions Reinvested	—	— @	1,262	— @
Redeemed	—	— @	(9,699)	— @
Class H#:
Subscribed	—	—	10,981	—
Distributions Reinvested	—	—	151	—
Redeemed	—	—	(1,787)	—
Class L#:
Subscribed	—	—	19,269	—
Distributions Reinvested	—	—	81	—
Redeemed	—	—	(715)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	3,319	—	324,532	285,699
Redemption Fees	—	—	1	3
Total Increase (Decrease) in Net Assets	2,121	(388)	204,485	284,416
Net Assets:
Beginning of Period	25,813	26,201	946,578	662,162
End of Period	$27,934	$25,813	$1,151,063	$946,578
Undistributed Net Investment Income Included in End of Period Net Assets	$560	$367	$9,112	$3,448

The accompanying notes are an integral part of the financial statements.	143

2008 Annual Report

September 30, 2008

Statements of Changes in Net Assets (cont’d)

	Long Duration Fixed Income		Municipal
	Portfolio		Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,
	2008	2007	2008	2007
	(000)	(000)	(000)	(000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	306	— @	45,938	30,350
Shares Issued on Distributions Reinvested	7	—	3,835	2,397
Shares Redeemed	—	— @	(30,168)	(11,154)
Net Increase in Class I Shares Outstanding	313	— @	19,605	21,593
Class P#:
Shares Subscribed	—	—	4,377	776
Shares Issued on Distributions Reinvested	—	—	101	— @
Shares Redeemed	—	—	(782)	— @
Net Increase in Class P Shares Outstanding	—	—	3,696	776
Class H#:
Shares Subscribed	—	—	873	—
Shares Issued on Distributions Reinvested	—	—	12	—
Shares Redeemed	—	—	(143)	—
Net Increase in Class H Shares Outstanding	—	—	742	—
Class L#:
Shares Subscribed	—	—	1,570	—
Shares Issued on Distributions Reinvested	—	—	7	—
Shares Redeemed	—	—	(60)	—
Net Increase in Class L Shares Outstanding	—	—	1,517	—

@       Amount is less than $500.

#            The Municipal Portfolio’s Class P, Class H and Class L commenced operations on June 20, 2007, January 2, 2008 and June 16, 2008, respectively.

144	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Balanced Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 14.69	$ 12.63	$ 11.95	$ 10.90	$ 10.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.38	0.32	0.25	0.24	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(2.84)	2.00	0.72	1.09	0.78
Total from Investment Operations	(2.46)	2.32	0.97	1.33	0.96
Distributions from and/or in Excess of:
Net Investment Income	(0.36)	(0.26)	(0.29)	(0.28)	(0.21)
Total Distributions	(0.36)	(0.26)	(0.29)	(0.28)	(0.21)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 11.87	$ 14.69	$ 12.63	$ 11.95	$ 10.90
Total Return++	(17.02)%	18.57%	8.21%	12.33%	9.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$40,799	$310,886	$256,754	$236,730	$203,889
Ratio of Expenses to Average Net Assets (1)	0.57%+	0.61%+	0.60%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets (1)	2.66%+	2.35%+	2.02%	2.11%	1.67%
Portfolio Turnover Rate	148%	60%	71%	111%	208%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.58%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	2.65%+	N/A	N/A	N/A	N/A
	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 14.67	$ 12.61	$ 11.93	$ 10.89	$ 10.13
Income (Loss) from Investment Operations:
Net Investment Income†	0.35	0.30	0.23	0.22	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(2.83)	2.00	0.72	1.08	0.78
Total from Investment Operations	(2.48)	2.30	0.95	1.30	0.95
Distributions from and/or in Excess of:
Net Investment Income	(0.34)	(0.24)	(0.27)	(0.26)	(0.19)
Total Distributions	(0.34)	(0.24)	(0.27)	(0.26)	(0.19)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 11.85	$ 14.67	$ 12.61	$ 11.93	$ 10.89
Total Return++	(17.17)%	18.43%	8.07%	12.09%	9.43%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 4,141	$ 5,103	$ 4,102	$ 3,706	$ 3,117
Ratio of Expenses to Average Net Assets	0.79%+	0.76%+	0.75%	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets	2.50%+	2.21%+	1.87%	1.95%	1.59%
Portfolio Turnover Rate	148%	60%	71%	111%	208%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.05% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

The accompanying notes are an integral part of the financial statements.	145

2008 Annual Report

September 30, 2008

Financial Highlights

Balanced Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 14.66	$ 12.61	$ 11.93	$ 10.88	$ 10.13
Income (Loss) from Investment Operations:
Net Investment Income†	0.32	0.29	0.22	0.22	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(2.81)	1.98	0.72	1.08	0.78
Total from Investment Operations	(2.49)	2.27	0.94	1.30	0.93
Distributions from and/or in Excess of:
Net Investment Income	(0.33)	(0.22)	(0.26)	(0.25)	(0.18)
Total Distributions	(0.33)	(0.22)	(0.26)	(0.25)	(0.18)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 11.84	$ 14.66	$ 12.61	$ 11.93	$ 10.88
Total Return++	(17.26)%	18.23%	7.96%	12.05%	9.27%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$32,398	$31,183	$36,870	$37,863	$57,322
Ratio of Expenses to Average Net Assets (1)	0.90%+	0.87%+	0.85%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets (1)	2.35%+	2.11%+	1.77%	1.90%	1.42%
Portfolio Turnover Rate	148%	60%	71%	111%	208%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.91%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	2.34%+	N/A	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.06% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

146	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Mid Cap Growth Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 33.68		$ 25.21	$ 23.54	$ 18.52	$ 15.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.05	^	0.17	0.09	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(9.58)		8.42	1.58	5.05	3.14
Total from Investment Operations	(9.53)		8.59	1.67	5.02	3.10
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.12)	—	—	—
Total Distributions	(0.16)		(0.12)	—	—	—
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 23.99		$ 33.68	$ 25.21	$ 23.54	$ 18.52
Total Return++	(28.42	)%^	34.24%	7.05%^^	27.11%	20.10%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,609,506		$1,647,326	$1,001,395	$755,313	$589,479
Ratio of Expenses to Average Net Assets	0.63	%+	0.63%+	0.63%	0.62%	0.63%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17	%+	0.57%+	0.37%	(0.12)%	(0.23)%
Portfolio Turnover Rate	37%		64%	65%	115%	147%

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 32.78		$ 24.54	$ 22.97	$ 18.12	$ 15.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.02	)^	0.09	0.03	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(9.34)		8.20	1.54	4.93	3.07
Total from Investment Operations	(9.36)		8.29	1.57	4.85	2.99
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.05)	—	—	—
Total Distributions	(0.09)		(0.05)	—	—	—
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 23.33		$ 32.78	$ 24.54	$ 22.97	$ 18.12
Total Return++	(28.59	)%^	33.89%	6.79%^^	26.77%	19.76%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,236,945		$1,520,096	$1,020,611	$936,566	$728,058
Ratio of Expenses to Average Net Assets (1)	0.88	%+	0.88%+	0.88%	0.87%	0.88%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.07	)%+	0.31%+	0.10%	(0.37)%	(0.48)%
Portfolio Turnover Rate	37%		64%	65%	115%	147%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.89	%+	N/A	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	(0.08	)%+	N/A	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
^

During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 for Class I and Class P on net investment income per share and less than 0.005% on total returns for Class I and Class P. (See Note M within the Notes to Financial Statements)

^^

The Adviser fully reimbursed the Portfolio for losses incurred resulting from the disposal of investments in violation of restrictions. The impact of this reimbursement is not reflected in the total return shown above. With this reimbursement, the total return for Class I and Class P would have been 7.09% and 6.84%, respectively.

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	147

2008 Annual Report

September 30, 2008

Financial Highlights

U.S. Mid Cap Value Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 36.46	$ 29.09	$ 25.65	$ 21.13	$ 18.07
Income (Loss) from Investment Operations:
Net Investment Income†	0.28	0.27	0.20	0.11	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(7.54)	7.32	3.44	4.50	2.99
Total from Investment Operations	(7.26)	7.59	3.64	4.61	3.11
Distributions from and/or in Excess of:
Net Investment Income	(0.25)	(0.22)	(0.20)	(0.09)	(0.05)
Total Distributions	(0.25)	(0.22)	(0.20)	(0.09)	(0.05)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 28.95	$ 36.46	$ 29.09	$ 25.65	$ 21.13
Total Return++	(20.07)%	26.19%	14.27%	21.86%	17.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$107,988	$151,610	$118,005	$128,084	$246,694
Ratio of Expenses to Average Net Assets (1)	0.89%+	0.89%+	0.90%	0.87%	0.90%
Ratio of Net Investment Income to Average Net Assets (1)	0.84%+	0.80%+	0.74%	0.49%	0.57%
Portfolio Turnover Rate	64%	87%	66%	72%	146%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.89%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	0.84%+	N/A	N/A	N/A	N/A
	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 36.27	$ 28.94	$ 25.51	$ 21.00	$ 17.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.24	0.22	0.13	0.08	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(7.50)	7.27	3.46	4.47	2.99
Total from Investment Operations	(7.26)	7.49	3.59	4.55	3.07
Distributions from and/or in Excess of:
Net Investment Income	(0.24)	(0.16)	(0.16)	(0.04)	(0.02)
Total Distributions	(0.24)	(0.16)	(0.16)	(0.04)	(0.02)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 28.77	$ 36.27	$ 28.94	$ 25.51	$ 21.00
Total Return++	(20.18)%	26.01%	14.10%	21.67%	17.09%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 4,080	$ 3,649	$ 2,588	$ 5,611	$ 8,886
Ratio of Expenses to Average Net Assets	1.03%+	1.04%+	1.05%	1.02%	1.05%
Ratio of Net Investment Income to Average Net Assets	0.73%+	0.66%+	0.50%	0.33%	0.42%
Portfolio Turnover Rate	64%	87%	66%	72%	146%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

148	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

U.S. Mid Cap Value Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 36.26	$ 28.94	$ 25.48	$ 20.99	$ 17.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.20	0.19	0.13	0.04	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(7.61)	7.28	3.43	4.47	2.97
Total from Investment Operations	(7.41)	7.47	3.56	4.51	3.04
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.15)	(0.10)	(0.02)	0.00 ‡
Total Distributions	(0.20)	(0.15)	(0.10)	(0.02)	0.00 ‡
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 28.65	$ 36.26	$ 28.94	$ 25.48	$ 20.99
Total Return++	(20.29)%	25.87%	14.02%	21.52%	16.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$23,190	$17,661	$13,144	$25,943	$55,340
Ratio of Expenses to Average Net Assets	1.15%+	1.14%+	1.15%	1.12%	1.15%
Ratio of Net Investment Income to Average Net Assets	0.61%+	0.56%+	0.48%	0.18%	0.32%
Portfolio Turnover Rate	64%	87%	66%	72%	146%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	149

2008 Annual Report

September 30, 2008

Financial Highlights

U.S. Small Cap Value Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 28.19	$ 26.22	$ 24.41	$ 22.26	$ 18.19
Income (Loss) from Investment Operations:
Net Investment Income†	0.06	0.06	0.09	0.30	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(3.82)	4.89	3.04	3.93	4.06
Total from Investment Operations	(3.76)	4.95	3.13	4.23	4.10
Distributions from and/or in Excess of:
Net Investment Income	(0.06)	(0.08)	(0.17)	(0.01)	(0.03)
Net Realized Gain	(3.18)	(2.90)	(1.15)	(2.07)	—
Total Distributions	(3.24)	(2.98)	(1.32)	(2.08)	(0.03)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 21.19	$ 28.19	$ 26.22	$ 24.41	$ 22.26
Total Return++	(14.34)%	19.74%	13.42%	19.83%	22.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$651,226	$810,194	$716,208	$355,671	$382,898
Ratio of Expenses to Average Net Assets	0.80%+	0.84%+	0.81%	0.82%	0.90%
Ratio of Net Investment Income to Average Net Assets	0.28%+	0.23%+	0.35%	1.29%	0.18%
Portfolio Turnover Rate	56%	46%	51%	61%	104%

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 28.03		$ 26.09	$ 24.29	$ 22.20	$ 18.16
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		0.00 ‡	0.02	0.24	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(3.81)		4.86	3.04	3.92	4.06
Total from Investment Operations	(3.80)		4.86	3.06	4.16	4.04
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡	(0.02)	(0.11)	—	—
Net Realized Gain	(3.18)		(2.90)	(1.15)	(2.07)	—
Total Distributions	(3.18)		(2.92)	(1.26)	(2.07)	—
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 21.05		$ 28.03	$ 26.09	$ 24.29	$ 22.20
Total Return++	(14.58)%		19.45%	13.13%	19.49%	22.30%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 70,699		$ 59,519	$ 26,428	$ 25,860	$ 22,530
Ratio of Expenses to Average Net Assets (1)	1.05	%+	1.09%+	1.06%	1.07%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.02	%+	(0.01)%+	0.08%	1.06%	(0.07)%
Portfolio Turnover Rate	56%		46%	51%	61%	104%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.06	%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	0.02	%+	N/A	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

150	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Value Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 18.46	$ 18.67	$ 17.89	$ 16.44	$ 13.64
Income (Loss) from Investment Operations:
Net Investment Income†	0.33 ^	0.35	0.37	0.33	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(4.26)	1.60	2.11	1.40	2.79
Total from Investment Operations	(3.93)	1.95	2.48	1.73	3.06
Distributions from and/or in Excess of:
Net Investment Income	(0.35)	(0.37)	(0.38)	(0.28)	(0.26)
Net Realized Gain	(1.06)	(1.79)	(1.32)	—	—
Total Distributions	(1.41)	(2.16)	(1.70)	(0.28)	(0.26)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 13.12	$ 18.46	$ 18.67	$ 17.89	$ 16.44
Total Return++	(22.51)%^	10.95%	14.68%	10.55%	22.56%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 80,633	$ 285,533	$ 307,331	$ 293,426	$ 275,494
Ratio of Expenses to Average Net Assets	0.65%+	0.63%+	0.65%	0.60%	0.63%
Ratio of Net Investment Income to Average Net Assets	2.09%+	1.90%+	2.07%	1.88%	1.75%
Portfolio Turnover Rate	13%	28%	26%	38%	95%

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 18.43		$ 18.64	$ 17.86	$ 16.42	$ 13.62
Income (Loss) from Investment Operations:
Net Investment Income†	0.29	^	0.31	0.33	0.29	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(4.24)		1.60	2.10	1.38	2.79
Total from Investment Operations	(3.95)		1.91	2.43	1.67	3.02
Distributions from and/or in Excess of:
Net Investment Income	(0.31)		(0.33)	(0.33)	(0.23)	(0.22)
Net Realized Gain	(1.06)		(1.79)	(1.32)	—	—
Total Distributions	(1.37)		(2.12)	(1.65)	(0.23)	(0.22)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 13.11		$ 18.43	$ 18.64	$ 17.86	$ 16.42
Total Return++	(22.65	)%^	10.69%	14.38%	10.24%	22.28%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$103,097		$199,754	$187,718	$1,113,274	$943,182
Ratio of Expenses to Average Net Assets (1)	0.90	%+	0.88%+	0.87%	0.85%	0.88%
Ratio of Net Investment Income to Average Net Assets (1)	1.88	%+	1.65%+	1.84%	1.63%	1.50%
Portfolio Turnover Rate	13%		28%	26%	38%	95%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.91	%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	1.87	%+	N/A	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
^

During the year, the Portfolio received a regulatory settlement from an unaffiliated third party, which had an impact of less than $0.005 for Class I and $0.01 for Class P on net investment income per share and an impact of 0.02% on total returns for Class I and Class P. (See Note M within the Notes to Financial Statements)

+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	151

2008 Annual Report

September 30, 2008

Financial Highlights

Core Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$ 10.77	$ 10.80		$ 11.09	$ 11.26	$ 11.26
Income (Loss) from Investment Operations:
Net Investment Income†	0.53	0.52		0.40	0.40	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(1.60)	(0.02)		0.00 ‡	0.07	0.14
Total from Investment Operations	(1.07)	0.50		0.40	0.47	0.47
Distributions from and/or in Excess of:
Net Investment Income	(0.52)	(0.53)		(0.57)	(0.45)	(0.47)
Net Realized Gain	—	—		(0.12)	(0.19)	—
Total Distributions	(0.52)	(0.53)		(0.69)	(0.64)	(0.47)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 9.18	$ 10.77		$ 10.80	$ 11.09	$ 11.26
Total Return++	(10.40)%	4.76%		3.79%	4.35%	4.33%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$186,305	$308,111		$299,997	$220,350	$226,555
Ratio of Expenses to Average Net Assets (1)	0.49%+	0.49	%+	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	5.11%+	4.83	%+	3.71%	3.62%	2.94%
Portfolio Turnover Rate	306%	107%		139%	236%	371%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.53%+	0.54	%+	0.56%	0.53%	0.52%
Net Investment Income to Average Net Assets	5.07%+	4.78	%+	3.65%	3.59%	2.92%

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$ 10.71	$ 10.74		$ 11.03	$ 11.21	$ 11.22
Income (Loss) from Investment Operations:
Net Investment Income†	0.50	0.49		0.37	0.37	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(1.60)	(0.02)		0.01	0.06	0.14
Total from Investment Operations	(1.10)	0.47		0.38	0.43	0.44
Distributions from and/or in Excess of:
Net Investment Income	(0.49)	(0.50)		(0.55)	(0.42)	(0.45)
Net Realized Gain	—	—		(0.12)	(0.19)	(0.00)‡
Total Distributions	(0.49)	(0.50)		(0.67)	(0.61)	(0.45)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 9.12	$ 10.71		$ 10.74	$ 11.03	$ 11.21
Total Return++	(10.68)%	4.53%		3.55%	4.01%	4.12%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 487	$ 11,805		$ 9,812	$ 9,954	$ 9,564
Ratio of Expenses to Average Net Assets (1)	0.74%+	0.74	%+	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets (1)	4.87%+	4.58	%+	3.43%	3.37%	2.69%
Portfolio Turnover Rate	306%	107%		139%	236%	371%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.78%+	0.79	%+	0.81%	0.78%	0.77%
Net Investment Income to Average Net Assets	4.84%+	4.54	%+	3.37%	3.34%	2.67%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% for both years.

152	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.40	$11.52	$11.69	$11.69	$11.71
Income (Loss) from Investment Operations:
Net Investment Income†	0.66	0.58	0.48	0.47	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(2.10)	(0.05)	(0.02)	0.08	0.17
Total from Investment Operations	(1.44)	0.53	0.46	0.55	0.55
Distributions from and/or in Excess of:
Net Investment Income	(0.55)	(0.65)	(0.63)	(0.55)	(0.57)
Total Distributions	(0.55)	(0.65)	(0.63)	(0.55)	(0.57)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$9.41	$11.40	$11.52	$11.69	$11.69
Total Return++	(13.07)%	4.77%	4.13%	4.84%	4.80%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,210,286	$2,367,043	$2,314,052	$2,102,609	$2,120,149
Ratio of Expenses to Average Net Assets (1)	0.45%+	0.44%+	0.44%	0.45%	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	6.13%+	5.10%+	4.24%	4.04%	3.29%
Portfolio Turnover Rate	320%	139%	142%	180%	334%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.45%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	6.13%+	N/A	N/A	N/A	N/A

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.39	$11.52	$11.68	$11.69	$11.71
Income (Loss) from Investment Operations:
Net Investment Income†	0.64	0.56	0.45	0.45	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(2.09)	(0.06)	(0.00)‡	0.07	0.17
Total from Investment Operations	(1.45)	0.50	0.45	0.52	0.53
Distributions from and/or in Excess of:
Net Investment Income	(0.53)	(0.63)	(0.61)	(0.53)	(0.55)
Total Distributions	(0.53)	(0.63)	(0.61)	(0.53)	(0.55)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$9.41	$11.39	$11.52	$11.68	$11.69
Total Return++	(13.12)%	4.52%	4.04%	4.61%	4.73%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$123,610	$150,671	$142,990	$310,592	$146,146
Ratio of Expenses to Average Net Assets	0.60%+	0.59%+	0.59%	0.60%	0.65%
Ratio of Net Investment Income to Average Net Assets	5.97%+	4.97%+	3.96%	3.89%	3.14%
Portfolio Turnover Rate	320%	139%	142%	180%	334%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

The accompanying notes are an integral part of the financial statements.	153

2008 Annual Report

September 30, 2008

Financial Highlights

Core Plus Fixed Income Portfolio

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 11.38	$ 11.50	$ 11.67	$ 11.68	$ 11.70
Income (Loss) from Investment Operations:
Net Investment Income†	0.63	0.55	0.46	0.44	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(2.09)	(0.05)	(0.03)	0.07	0.17
Total from Investment Operations	(1.46)	0.50	0.43	0.51	0.52
Distributions from and/or in Excess of:
Net Investment Income	(0.52)	(0.62)	(0.60)	(0.52)	(0.54)
Total Distributions	(0.52)	(0.62)	(0.60)	(0.52)	(0.54)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 9.40	$ 11.38	$ 11.50	$ 11.67	$ 11.68
Total Return++	(13.23)%	4.42%	3.97%	4.49%	4.57%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$97,823	$137,733	$126,683	$112,716	$114,841
Ratio of Expenses to Average Net Assets (1)	0.70%+	0.69%+	0.69%	0.70%	0.75%
Ratio of Net Investment Income to Average Net Assets (1)	5.87%+	4.84%+	4.00%	3.79%	3.04%
Portfolio Turnover Rate	320%	139%	142%	180%	334%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.70%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	5.87%+	N/A	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

154	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

High Yield Portfolio

	Class I^^
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.56	$10.60	$10.80	$11.18	$10.60
Income (Loss) from Investment Operations:
Net Investment Income†	0.87	0.79	0.76	0.80	0.84
Net Realized and Unrealized Gain (Loss) on Investments	(2.14)	(0.11)	(0.16)	(0.30)	0.40
Total from Investment Operations	(1.27)	0.68	0.60	0.50	1.24
Distributions from and/or in Excess of:
Net Investment Income	(0.85)	(0.72)	(0.80)	(0.88)	(0.66)
Total Distributions	(0.85)	(0.72)	(0.80)	(0.88)	(0.66)
Redemption Fees	0.00 ‡	0.00 ‡	0.00‡	—	—
Net Asset Value, End of Period	$8.44	$10.56	$10.60	$10.80	$11.18
Total Return++	(12.95)%	7.38%	6.03%	4.63%	12.11%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$104,032	$193,934	$226,162	$195,880	$314,440
Ratio of Expenses to Average Net Assets (1)	0.68%+	0.68%+	0.61%	0.62%	0.61%
Ratio of Net Investment Income to Average Net Assets (1)	8.84%+	7.51%+	7.23%	7.37%	7.70%
Portfolio Turnover Rate	28%	40%	58%	55%	89%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.69%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	8.83%+	N/A	N/A	N/A	N/A

	Class P^^
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.60	$10.64	$10.84	$11.20	$10.62
Income (Loss) from Investment Operations:
Net Investment Income†	0.85	0.78	0.74	0.78	0.80
Net Realized and Unrealized Gain (Loss) on Investments	(2.15)	(0.12)	(0.18)	(0.28)	0.42
Total from Investment Operations	(1.30)	0.66	0.56	0.50	1.22
Distributions from and/or in Excess of:
Net Investment Income	(0.82)	(0.70)	(0.76)	(0.86)	(0.64)
Total Distributions	(0.82)	(0.70)	(0.76)	(0.86)	(0.64)
Redemption Fees	0.00 ‡	0.00 ‡	0.00‡	—	—
Net Asset Value, End of Period	$8.48	$10.60	$10.64	$10.84	$11.20
Total Return++	(13.17)%	7.26%	5.51%	4.52%	11.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,799	$9,023	$4,391	$6,349	$17,923
Ratio of Expenses to Average Net Assets (1)	0.93%+	0.93%+	0.86%	0.87%	0.86%
Ratio of Net Investment Income to Average Net Assets (1)	8.56%+	7.31%+	7.00%	7.11%	7.45%
Portfolio Turnover Rate	28%	40%	58%	55%	89%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.95%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	8.54%+	N/A	N/A	N/A	N/A

^^

On November 13, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

The accompanying notes are an integral part of the financial statements.	155

2008 Annual Report

September 30, 2008

Financial Highlights

Intermediate Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.16	$10.17	$10.22	$10.40	$10.49
Income (Loss) from Investment Operations:
Net Investment Income†	0.43	0.48	0.42	0.37	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(1.15)	0.01	(0.08)	(0.16)	(0.01)
Total from Investment Operations	(0.72)	0.49	0.34	0.21	0.31
Distributions from and/or in Excess of:
Net Investment Income	(0.51)	(0.50)	(0.39)	(0.36)	(0.40)
Net Realized Gain	—	—	—	(0.03)	—
Total Distributions	(0.51)	(0.50)	(0.39)	(0.39)	(0.40)
Net Asset Value, End of Period	$8.93	$10.16	$10.17	$10.22	$10.40
Total Return++	(7.29)%	4.87%	3.33%	2.22%	3.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,476	$7,015	$8,823	$9,393	$18,828
Ratio of Expenses to Average Net Assets (1)	0.52%+	0.54%+	0.50%	0.50%	0.53%
Ratio of Net Investment Income to Average Net Assets (1)	4.36%+	4.71%+	4.20%	3.59%	3.07%
Portfolio Turnover Rate	61%	89%	70%	146%	211%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.52%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	4.36%+	N/A	N/A	N/A	N/A

	Investment Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.12	$10.13	$10.19	$10.37	$10.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.41	0.46	0.39	0.33	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(1.14)	0.02	(0.07)	(0.13)	(0.01)
Total from Investment Operations	(0.73)	0.48	0.32	0.20	0.29
Distributions from and/or in Excess of:
Net Investment Income	(0.49)	(0.49)	(0.38)	(0.35)	(0.38)
Net Realized Gain	—	—	—	(0.03)	—
Total Distributions	(0.49)	(0.49)	(0.38)	(0.38)	(0.38)
Net Asset Value, End of Period	$8.90	$10.12	$10.13	$10.19	$10.37
Total Return++	(7.54)%	4.84%	3.19%	1.99%	2.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$132,146	$145,739	$136,198	$304,844	$138,813
Ratio of Expenses to Average Net Assets	0.67%+	0.69%+	0.65%	0.65%	0.68%
Ratio of Net Investment Income to Average Net Assets	4.23%+	4.58%+	3.87%	3.22%	2.92%
Portfolio Turnover Rate	61%	89%	70%	146%	211%

†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.02% for the year ended September 30, 2008 and less than 0.005% and approximately 0.01% for the years September 30, 2007, for Class I and Investment Class, respectively.

156	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

International Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.97		$10.35	$10.81	$11.24	$11.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.33		0.28	0.21	0.25	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.05		0.61	(0.11)	0.01	0.63
Total from Investment Operations	0.38		0.89	0.10	0.26	0.91
Distributions from and/or in Excess of:
Net Investment Income	(0.79)		(0.22)	(0.51)	(0.69)	(1.59)
Net Realized Gain	(0.02)		(0.05)	(0.05)	—	—
Total Distributions	(0.81)		(0.27)	(0.56)	(0.69)	(1.59)
Redemption Fees	0.00	‡	—	—	—	—
Net Asset Value, End of Period	$10.54		$10.97	$10.35	$10.81	$11.24
Total Return++	3.50%		8.76%	1.12%	1.81%	7.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$185,413		$213,392	$195,659	$157,911	$154,111
Ratio of Expenses to Average Net Assets (1)	0.60	%+	0.60	%+ 0.60%	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets (1)	2.95	%+	2.66	%+ 2.02%	2.17%	2.52%
Portfolio Turnover Rate	74%		82%	69%	38%	15%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.61	%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	2.94	%+	N/A	N/A	N/A	N/A
				Class P
				Year Ended	Period from
				September 30,	September 28, 2007^ to
Selected Per Share Data and Ratios				2008	September 30, 2007
Net Asset Value, Beginning of Period				$11.08	$10.97
Income (Loss) from Investment Operations:
Net Investment Income†				0.30	0.00	‡
Net Realized and Unrealized Gain on Investments				0.05	0.11
Total from Investment Operations				0.35	0.11
Distributions from and/or in Excess of:
Net Investment Income				(0.77)	—
Net Realized Gain				(0.02)	—
Total Distributions				(0.79)	—
Redemption Fees				0.00 ‡	—
Net Asset Value, End of Period				$10.64	$11.08
Total Return++				4.31%	—
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)				$1,174	$1,236
Ratio of Expenses to Average Net Assets				0.85%+	1.45	%*+
Ratio of Net Investment Income to Average Net Assets				2.67%+	1.39	%*+
Portfolio Turnover Rate				74%	82	%#
^				Commencement of Operations
†				Per share amount is based on average shares outstanding.
‡				Amount is less than $0.005 per share.
++				Calculated based on the net asset value as of the last business day of the period.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005% for the year ended September 30, 2008 and less than 0.005% and approximately 0.03% for the year ended September 30, 2007 for Class I and Class P, respectively.

#				Not Annualized
*				Annualized

The accompanying notes are an integral part of the financial statements.	157

2008 Annual Report

September 30, 2008

Financial Highlights

International Fixed Income Portfolio

Class H
Period from
January 2, 2008^
Selected Per Share Data and Ratios	to September 30, 2008
Net Asset Value, Beginning of Period	$10.89
Income (Loss) from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Loss on Investments	(0.36)
Total from Investment Operations	(0.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)
Total Distributions	(0.05)
Net Asset Value, End of Period	$10.55
Total Return++	(2.70)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$120
Ratio of Expenses to Average Net Assets	2.69%*+
Ratio of Net Investment Income to Average Net Assets	0.88%*+
Portfolio Turnover Rate	74%#
Class L
Period from
June 16, 2008^
Selected Per Share Data and Ratios	to September 30, 2008
Net Asset Value, Beginning of Period	$10.94
Income (Loss) from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Loss on Investments	(0.39)
Total from Investment Operations	(0.32)
Net Asset Value, End of Period	$10.62
Total Return++	(2.93)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$110
Ratio of Expenses to Average Net Assets	1.16%*+
Ratio of Net Investment Income to Average Net Assets	2.29%*+
Portfolio Turnover Rate	74%#

^      Commencement of Operations

†      Per share amount is based on average shares outstanding.

++   Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#      Not Annualized

*      Annualized

+      Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

158	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Investment Grade Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 11.15	$ 11.22	$ 11.42	$ 11.57	$ 11.54
Income (Loss) from Investment Operations:
Net Investment Income†	0.55	0.52	0.41	0.42	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(1.57)	0.01	(0.00)‡	0.06	0.14
Total from Investment Operations	(1.02)	0.53	0.41	0.48	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.52)	(0.60)	(0.56)	(0.49)	(0.45)
Net Realized Gain	—	—	(0.05)	(0.14)	—
Total Distributions	(0.52)	(0.60)	(0.61)	(0.63)	(0.45)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$9.61	$ 11.15	$ 11.22	$ 11.42	$ 11.57
Total Return++	(9.37)%	4.82%	3.65%	4.39%	4.36%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$316,894	$519,504	$525,680	$499,534	$527,837
Ratio of Expenses to Average Net Assets	0.52%+	0.50%+	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	5.18%+	4.74%+	3.66%	3.67%	2.94%
Portfolio Turnover Rate	325%	124%	154%	240%	332%

	Class P
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007		2006	2005	2004
Net Asset Value, Beginning of Period	$ 11.14	$ 11.21		$ 11.42	$ 11.56	$ 11.53
Income (Loss) from Investment Operations:
Net Investment Income†	0.53	0.51		0.39	0.41	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(1.57)	0.00	‡	(0.01)	0.06	0.14
Total from Investment Operations	(1.04)	0.51		0.38	0.47	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.50)	(0.58)		(0.54)	(0.47)	(0.43)
Net Realized Gain	—	—		(0.05)	(0.14)	—
Total Distributions	(0.50)	(0.58)		(0.59)	(0.61)	(0.43)
Redemption Fees	0.00 ‡	0.00	‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 9.60	$ 11.14		$ 11.21	$ 11.42	$ 11.56
Total Return++	(9.60)%	4.56%		3.59%	4.23%	4.10%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 842	$ 1,177		$778	$ 1,190	$ 1,400
Ratio of Expenses to Average Net Assets (1)	0.67%+	0.65	%+	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets (1)	5.01%+	4.59	%+	3.46%	3.55%	2.79%
Portfolio Turnover Rate	325%	124%		154%	240%	332%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.77%+	0.75	%+	0.75%	0.75%	0.75%
Net Investment Income to Average Net Assets	4.91%+	4.49	%+	3.36%	3.45%	2.69%

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

++   Calculated based on the net asset value as of the last business day of the period.

+      Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

The accompanying notes are an integral part of the financial statements.	159

2008 Annual Report

September 30, 2008

Financial Highlights

Investment Grade Fixed Income Portfolio

Class H
Period from
January 2, 2008^
Selected Per Share Data and Ratios	to September 30, 2008
Net Asset Value, Beginning of Period	$11.15
Income (Loss) from Investment Operations:
Net Investment Income†	0.21
Net Realized and Unrealized Loss on Investments	(1.68)
Total from Investment Operations	(1.47)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)
Total Distributions	(0.15)
Net Asset Value, End of Period	$9.53
Total Return++	(13.21)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$85
Ratio of Expenses to Average Net Assets	2.98%*+
Ratio of Net Investment Income to Average Net Assets	2.71%*+
Portfolio Turnover Rate	325%#
Class L
Period from
June 16, 2008^
Selected Per Share Data and Ratios	to September 30, 2008
Net Asset Value, Beginning of Period	$10.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.12
Net Realized and Unrealized Loss on Investments	(0.60)
Total from Investment Operations	(0.48)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)
Total Distributions	(0.01)
Net Asset Value, End of Period	$9.63
Total Return++	(4.73)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$58
Ratio of Expenses to Average Net Assets	1.15%*+
Ratio of Net Investment Income to Average Net Assets	4.34%*+
Portfolio Turnover Rate	325%#

^      Commencement of Operations

†      Per share amount is based on average shares outstanding.

++   Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#      Not Annualized

*      Annualized

+      Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01%.

160	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Limited Duration Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 10.24	$ 10.34	$ 10.34	$ 10.50	$ 10.65
Income (Loss) from Investment Operations:
Net Investment Income†	0.49	0.51	0.41	0.30	0.25
Net Realized and Unrealized Loss on Investments	(2.22)	(0.08)	(0.02)	(0.15)	(0.10)
Total from Investment Operations	(1.73)	0.43	0.39	0.15	0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.51)	(0.53)	(0.39)	(0.31)	(0.28)
Net Realized Gain	—	—	—	—	(0.02)
Total Distributions	(0.51)	(0.53)	(0.39)	(0.31)	(0.30)
Redemption Fees	—	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 8.00	$ 10.24	$ 10.34	$ 10.34	$ 10.50
Total Return++	(17.57)%	4.26%	3.88%	1.44%	1.47%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$568,156	$1,058,151	$1,077,967	$1,069,956	$957,367
Ratio of Expenses to Average Net Assets (1)	0.43%+	0.45%+	0.42%	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets (1)	5.22%+	4.94%+	3.96%	2.92%	2.36%
Portfolio Turnover Rate	20%	56%	64%	66%	135%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.43%+	N/A	N/A	N/A	N/A
Net Investment Income to Average Net Assets	5.22%+	N/A	N/A	N/A	N/A

†    Per share amount is based on average shares outstanding.

‡    Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+    Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

The accompanying notes are an integral part of the financial statements.	161

2008 Annual Report

September 30, 2008

Financial Highlights

Limited Duration Portfolio

	Class P
	Year Ended	Period from
	September 30,	September 28, 2007^ to
Selected Per Share Data and Ratios	2008	September 30, 2007
Net Asset Value, Beginning of Period	$10.24	$10.24
Income (Loss) from Investment Operations:
Net Investment Income†	0.47	0.00	‡
Net Realized and Unrealized Loss on Investments	(2.23)	(0.00	)‡
Total from Investment Operations	(1.76)	0.00	‡
Distributions from and/or in Excess of:
Net Investment Income	(0.48)	—
Total Distributions	(0.48)	—
Redemption Fees	—	0.00	‡
Net Asset Value, End of Period	$8.00	$10.24
Total Return++	(17.77)%	—
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$294	$1,020
Ratio of Expenses to Average Net Assets	0.68%+	0.59	%*+
Ratio of Net Investment Income to Average Net Assets	4.95%+	5.38	%*+
Portfolio Turnover Rate	20%	56	%#

^      Commencement of Operations

†      Per share amount is based on average shares outstanding.

‡      Amount is less than $0.005 per share.

++   Calculated based on the net asset value as of the last business day of the period.

#      Not Annualized

+      Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and 0.06% for the year ended September 30, 2008 and for the period ended September 30, 2007, respectively.

*      Annualized

162	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Long Duration Fixed Income Portfolio

	Class I
			Period from
	Year Ended September 30,		July 21, 2006^ to
Selected Per Share Data and Ratios	2008	2007	September 30, 2006
Net Asset Value, Beginning of Period	$ 10.33	$ 10.48	$ 10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.46	0.49	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.37)	(0.18)	0.39
Total from Investment Operations	0.09	0.31	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.49)	(0.43)	—
Net Realized Gain	—	(0.03)	—
Total Distributions	(0.49)	(0.46)	—
Net Asset Value, End of Period	$ 9.93	$ 10.33	$ 10.48
Total Return++	0.87%	3.06%	4.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$27,438	$25,297	$25,677
Ratio of Expenses to Average Net Assets (1)	0.49%+	0.50%+	0.50	%*
Ratio of Net Investment Income to Average Net Assets (1)	4.44%+	4.73%+	4.66	%*
Portfolio Turnover Rate	63%	49%	7	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.75%+	0.94%+	1.52	%*
Net Investment Income to Average Net Assets	4.18%+	4.29%+	3.64	%*

	Class P
			Period from
	Year Ended September 30,		July 21, 2006^ to
Selected Per Share Data and Ratios	2008	2007	September 30, 2006
Net Asset Value, Beginning of Period	$ 10.32	$ 10.48	$ 10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.44	0.46	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.37)	(0.19)	0.39
Total from Investment Operations	0.07	0.27	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.47)	(0.40)	—
Net Realized Gain	—	(0.03)	—
Total Distributions	(0.47)	(0.43)	—
Net Asset Value, End of Period	$ 9.92	$ 10.32	$ 10.48
Total Return++	0.61%	2.72%	4.80	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 496	$ 516	$ 524
Ratio of Expenses to Average Net Assets (1)	0.74%+	0.75%+	0.75	%*
Ratio of Net Investment Income to Average Net Assets (1)	4.18%+	4.48%+	4.40	%*
Portfolio Turnover Rate	63%	49%	7	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.00%+	1.19%+	1.77	%*
Net Investment Income to Average Net Assets	3.92%+	4.04%+	3.39	%*
^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

*	Annualized

The accompanying notes are an integral part of the financial statements.	163

2008 Annual Report

September 30, 2008

Financial Highlights

Municipal Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$ 12.82	$ 12.86	$ 12.66	$ 12.66	$ 12.53
Income (Loss) from Investment Operations:
Net Investment Income†	0.60	0.49	0.39	0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(1.24)	(0.01)	0.29	0.02	0.14
Total from Investment Operations	(0.64)	0.48	0.68	0.42	0.52
Distributions from and/or in Excess of:
Net Investment Income	(0.55)	(0.52)	(0.48)	(0.42)	(0.39)
Net Realized Gain	(0.05)	—	—	—	—
Total Distributions	(0.60)	(0.52)	(0.48)	(0.42)	(0.39)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 11.58	$ 12.82	$ 12.86	$ 12.66	$ 12.66
Total Return++	(5.24)%	3.76%	5.53%	3.38%	4.02%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,073,173	$936,633	$662,162	$509,039	$368,686
Ratio of Expenses to Average Net Assets (1)	0.49%+	0.50%+	0.49%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets (1)	4.80%+	3.80%+	3.09%	3.12%	3.01%
Portfolio Turnover Rate	43%	29%	43%	34%	105%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.50%+	N/A	N/A	N/A	0.51%
Net Investment Income to Average Net Assets	4.79%+	N/A	N/A	N/A	3.00%
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and less than 0.005% for the years ended September 30, 2008 and September 30, 2007, respectively.

164	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Financial Highlights

Municipal Portfolio

	Class P
	Year Ended	Period from
	September 30,	June 20, 2007^ to
Selected Per Share Data and Ratios	2008	September 30, 2007
Net Asset Value, Beginning of Period	$ 12.82	$12.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.57	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(1.24)	0.02
Total from Investment Operations	(0.67)	0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.52)	(0.13)
Net Realized Gain	(0.05)	—
Total Distributions	(0.57)	(0.13)
Redemption Fees	—	0.00	‡
Net Asset Value, End of Period	$ 11.58	$12.82
Total Return++	(5.44)%	2.02	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$51,780	$9,945
Ratio of Expenses to Average Net Assets (1)	0.74%+	0.73	%*+
Ratio of Net Investment Income to Average Net Assets (1)	4.58%+	6.66	%*+
Portfolio Turnover Rate	43%	29	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.76%+	0.99	%*+
Net Investment Income to Average Net Assets	4.56%+	6.41	%*+
^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01% and 0.02% for the year ended September 30, 2008 and for the period ended September 30, 2007, respectively.

*	Annualized

The accompanying notes are an integral part of the financial statements.	165

2008 Annual Report

September 30, 2008

Financial Highlights

Municipal Portfolio

Class H
Period from
January 2, 2008^
Selected Per Share Data and Ratios	to September 30, 2008
Net Asset Value, Beginning of Period	$ 12.70
Income (Loss) from Investment Operations:
Net Investment Income†	0.42
Net Realized and Unrealized Loss on Investments	(1.20)
Total from Investment Operations	(0.78)
Distributions from and/or in Excess of:
Net Investment Income	(0.34)
Total Distributions	(0.34)
Redemption Fees	0.00 ‡
Net Asset Value, End of Period	$ 11.58
Total Return++	(6.31)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 8,593
Ratio of Expenses to Average Net Assets (1)	0.80%*+
Ratio of Net Investment Income to Average Net Assets (1)	4.56%*+
Portfolio Turnover Rate	43%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.79%*+
Net Investment Income to Average Net Assets	4.55%*+
Class L
Period from
June 16, 2008^
Selected Per Share Data and Ratios	to September 30, 2008
Net Asset Value, Beginning of Period	$ 12.45
Income (Loss) from Investment Operations:
Net Investment Income†	0.13
Net Realized and Unrealized Loss on Investments	(0.91)
Total from Investment Operations	(0.78)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)
Total Distributions	(0.12)
Redemption Fees	0.00 ‡
Net Asset Value, End of Period	$ 11.55
Total Return++	(6.33)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,517
Ratio of Expenses to Average Net Assets (1)	0.97%*+
Ratio of Net Investment Income to Average Net Assets (1)	3.92%*+
Portfolio Turnover Rate	43%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98%*+
Net Investment Income to Average Net Assets	3.91%*+
^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Tax-Exempt Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by approximately 0.01%.

166	The accompanying notes are an integral part of the financial statements.

2008 Annual Report

September 30, 2008

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust (“MSIFT” or the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of eighteen active portfolios. The accompanying financial statements and financial highlights are those of the Balanced, Mid Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, Value, Core Fixed Income, Core Plus Fixed Income, High Yield, Intermediate Duration, International Fixed Income, Investment Grade Fixed Income, Limited Duration, Long Duration Fixed Income and Municipal Portfolios, all of which except the International Fixed Income Portfolio are considered diversified for purposes of the 1940 Act (each referred to as a “Portfolio”). The financial statements of the remaining portfolios of the Fund are presented separately.

The Fund offers up to five different classes of shares for certain Portfolios — Class I shares, Investment Class shares, Class P shares, Class H shares and Class L shares. Effective January 2, 2008, Institutional Class shares and Adviser Class shares of the Portfolios were renamed Class I shares and Class P shares, respectively. Effective January 2, 2008, Class H shares commenced operations for the International Fixed Income, Investment Grade Fixed Income and Municipal Portfolios. Effective June 16, 2008, Class L shares commenced operations for the International Fixed Income, Investment Grade Fixed Income and Municipal Portfolio. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights, except each class bears different shareholder service fees as described in Note D.

A. Significant Accounting Policies. The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.                         Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted and listed equity securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees (the “Trustees”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Trustees.

2.                         Futures: Financial futures contracts (secured by cash and securities deposited with brokers as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain (loss) in the Statements of Operations. “Due from (to) Broker” includes initial margin and variation margin, as stated in the Statements of Assets and Liabilities.

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

Futures contracts may be used by each Portfolio in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities.

Futures contracts involve market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily corresponds with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

3.                         Securities Sold Short: Each Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid high grade debt obligations. In addition, the Portfolio will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

4.                         Swap Agreements: Each Portfolio (other than the Mid Cap Growth Portfolio) may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Cash collateral for swap agreements, if applicable, is deposited with the broker serving as counterparty to the agreement, and is included in “Due from (to) Broker” on the Statements of Assets and Liabilities. The following summarizes swaps entered into by the Portfolios:

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statements of Operations. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded within realized gain (loss) on swaps on the Statements of Operations. In a zero-coupon interest rate swap, payments only occur at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of LIBOR investments been rolled over through the life of the swap. The Portfolio amortizes its interest payment obligation over the life of the swap. The amortized portion of this payment is recorded within realized gain (loss) on the Statements of Operations. The unamortized portion of this payment is included in “Due from (to) Broker” on the Statements of Assets and Liabilities. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

recorded as unrealized appreciation or depreciation in the Statements of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains (losses) in the Statements of Operations.

Realized gains (losses) on maturity or termination of swaps are presented in the Statements of Operations. Because there is no organized market for these swap agreements, the unrealized gain (loss) reported in the Statements of Assets and Liabilities may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received, if any, at the date of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown in the Statements of Assets and Liabilities.

5.                         Structured Investments: Certain Portfolios may invest in structured investments whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, equity securities or other underlying instruments. A Portfolio uses these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Structured investments may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

6.                         Delayed Delivery Commitments: Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations. Such transactions may give rise to a form of leverage. This can cause a Portfolio to be more volatile than if it had not been leveraged, as leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

7.                         Foreign Currency Translation and Foreign Currency Exchange Contracts: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars quoted by a bank. Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on a Portfolio’s books and the U.S. dollar equivalent of amounts actually received or paid.

A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. Each Portfolio (except the Core Fixed Income and Long Duration Fixed Income Portfolios) may enter into foreign currency exchange contracts to protect securities and related receivables and payables against future changes in foreign exchange rates and, in certain situations, to gain exposure to foreign currencies. Certain Portfolios may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Fluctuations in the value of such contracts are recorded as unrealized appreciation or depreciation; realized gains (losses), which are disclosed in the Statements of Operations, include net gains (losses) on contracts which have been terminated by settlements. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contract, if any, at the date of default. Risks may also arise from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Certain Portfolios’ net assets include foreign denominated securities and currency. The net assets of these Portfolios are presented at the foreign exchange rates and market values at the close of the period. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, the components of realized and unrealized

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

foreign currency gains (losses) representing foreign exchange changes on investments is included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision, relative currency valuation fluctuation, regulation of foreign securities markets and the possibility of political or economic instability.

8.                         Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain (loss). By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Options written for the year ended September 30, 2008 were as follows:

		Total
	Total	Premiums
	Number of	Received
Portfolio	Contracts	(000)
Balanced
Options Outstanding — October 1, 2007	—	$—
Options Written	44	22
Closing Purchase Transactions	(44)	(22)
Options Outstanding — September 30, 2008	—	$—
Core Fixed Income
Options Outstanding — October 1, 2007	—	$—
Options Written	529	263
Closing Purchase Transactions	(529)	(263)
Options Outstanding — September 30, 2008	—	$—
Core Plus Fixed Income
Options Outstanding — October 1, 2007	—	$—
Options Written	4,408	2,204
Closing Purchase Transactions	(4,408)	(2,204)
Options Outstanding — September 30, 2008	—	$—
Intermediate Duration
Options Outstanding — October 1, 2007	—	$—
Options Written	279	139
Closing Purchase Transactions	(279)	(139)
Options Outstanding — September 30, 2008	—	$—
Investment Grade Fixed Income
Options Outstanding — October 1, 2007	—	$—
Options Written	842	419
Closing Purchase Transactions	(842)	(419)
Options Outstanding — September 30, 2008	—	$—
Limited Duration
Options Outstanding — October 1, 2007	—	$—
Options Written	814	407
Closing Purchase Transactions	(814)	(407)
Options Outstanding — September 30, 2008	—	$—
Long Duration Fixed Income
Options Outstanding — October 1, 2007	—	$—
Options Written	56	28
Closing Purchase Transactions	(56)	(28)
Options Outstanding — September 30, 2008	—	$—

9.

Redemption Fees: Shares of the Balanced, Mid Cap Growth, U.S. Mid Cap Value, Value, Core Fixed Income, Core Plus Fixed Income, Intermediate Duration, Investment Grade Fixed Income, Limited Duration, Long Duration Fixed Income and Municipal Portfolios redeemed within seven days (30 days with respect to the U.S. Small Cap Value, High Yield and International Fixed Income Portfolios) of purchase may be subject to a 2% redemption fee, payable to the Portfolio. The redemption fee is designed to protect each Portfolio and its shareholders from the effects of short-term trading. These fees, if any, are included on the Statements of Changes in Net Assets.

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

10.                  New Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of September 30, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statements of Operations for a fiscal period.

On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

11.                  Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains (losses) on the sale of investment securities are those of specific securities sold.

Discounts and premiums on securities purchased are accreted/amortized over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios on the basis of their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon their relative net assets.

B. Investment Advisory Fees. Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, performs investment advisory services at a fee calculated by applying a quarterly rate based on the annual percentage rate listed below, to each Portfolio’s average daily net assets for the quarter.

	Average Daily	Advisory
Portfolio	Net Assets	Fee
Balanced		0.450%
Mid Cap Growth		0.500
U.S. Mid Cap Value	first $1 billion	0.720
	over $1 billion	0.650
U.S. Small Cap Value	first $500 million	0.670
	next $500 million	0.645
	over $1 billion	0.620
Value	first $1 billion	0.500
	next $1 billion	0.450
	next $1 billion	0.400
	over $3 billion	0.350
Core Fixed Income		0.375
Core Plus Fixed Income	first $1 billion	0.375
	over $1 billion	0.300
High Yield	first $500 million	0.420
	next $250 million	0.345
	next $250 million	0.295
	next $1 billion	0.270
	next $1 billion	0.245
	over $3 billion	0.220
Intermediate Duration		0.375
International Fixed Income		0.375
Investment Grade Fixed Income		0.375
Limited Duration		0.300
Long Duration Fixed Income		0.375
Municipal		0.375

With respect to certain portfolios, the Adviser has voluntarily agreed to reduce the fees payable to it and, if necessary, reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, so that annual operating expenses will not exceed voluntary expense limitations established for each class of shares as presented in the table below.

	Voluntary Expense Limitations
		Investment
	Class I	Class	Class P	Class H	Class L
Core Fixed Income	0.500%	0.500%	0.750%	—%	—%
Long Duration Fixed Income	0.500	—	0.750	—	—
Municipal	0.500	—	0.750	0.750 *	1.000 *

*   Excluding transfer agency fee.

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended September 30, 2008, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Advisory Fees
Waived and/or
Reimbursed
Portfolio	(000)
Core Fixed Income	$115
Long Duration Fixed Income	76
Municipal	45

Morgan Stanley Investment Management Limited (“MSIM Limited”) serves as Sub-Adviser to the International Fixed Income Portfolio. MSIM Limited is a wholly-owned subsidiary of Morgan Stanley. Under an Amended and Restated Sub-Advisory Agreement with the Adviser, MSIM Limited, subject to the control and supervision of the Fund, its officers, Trustees and the Adviser, and in accordance with the investment

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

objectives, policies and restrictions of the Portfolio, makes certain day-to-day investment decisions for the Portfolio and places certain of the Portfolio’s purchase and sales orders. The Adviser pays MSIM Limited on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

C. Administration Fees. MS Investment Management (the “Administrator”) also provides the Fund with administration services pursuant to an administration agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio’s average daily net assets.

Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Servicing Fees. Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor for the Fund.

Pursuant to a Shareholder Service Plan, each Portfolio may pay the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of up to 0.15% of the Portfolio’s average daily net assets attributable to Investment Class shares. Pursuant to separate Shareholder Service Plans, each Portfolio may pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a service fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the Portfolio’s average daily net assets attributable to Class P and Class H shares, respectively. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. The Distributor has voluntarily agreed to waive 0.10% of the 0.25% shareholder servicing fee it is entitled to receive from the Class P shares’ average daily net assets for the Investment Grade Fixed Income Portfolio.

In addition, the Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Services Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class L shares.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Investment Class, Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent. Effective June 9, 2008, the Fund’s dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund. Prior to June 9, 2008, JPMorgan Investor Services Company provided disbursing and transfer agency services for the Fund.

F. Custodian Fee. JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

G. Portfolio Investment Activity.

1.                         Security Transactions: For the year ended September 30, 2008, purchases and sales of investment securities other than long-term U.S. government securities and short-term investments were:

	Purchases	Sales
Portfolio	(000)	(000)
Balanced	$ 313,637	$ 519,669
Mid Cap Growth	2,058,722	1,221,981
U.S. Mid Cap Value	98,959	104,236
U.S. Small Cap Value	430,333	436,922
Value	41,838	318,180
Core Fixed Income	927,047	995,806
Core Plus Fixed Income	8,548,576	9,069,178
High Yield	37,961	96,507
Intermediate Duration	45,848	62,466
International Fixed Income	149,935	176,829
Investment Grade Fixed Income	1,576,087	1,688,399
Limited Duration	163,725	471,303
Long Duration Fixed Income	9,180	3,094
Municipal	712,537	449,516

For the year ended September 30, 2008, purchases and sales of long-term U.S. government securities were:

	Purchases	Sales
Portfolio	(000)	(000)
Balanced	$ 6,281	$ 27,216
Core Fixed Income	27,194	48,645
Core Plus Fixed Income	170,561	388,107
High Yield	2,228	2,258
Intermediate Duration	19,780	19,070
International Fixed Income	1,485	1,499
Investment Grade Fixed Income	38,203	74,671
Limited Duration	3,263	11,759
Long Duration Fixed Income	4,893	11,805

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

2.                         Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and/or as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio’s transactions in the shares of the Liquidity Funds during the year ended September 30, 2008 is set forth below:

	Market Value	Purchases	Sales	Dividend	Market Value
	September 30, 2007	at Cost	Proceeds	Income	September 30, 2008
Portfolio	(000)	(000)	(000)	(000)	(000)
Balanced	$ 48,557	$ 330,821	$ 346,180	$2,889	$33,198
Mid Cap Growth	166,488	1,189,782	1,276,679	3,150	79,591
U.S. Mid Cap Value	4,405	84,419	82,756	203	6,068
U.S. Small Cap Value	47,310	266,536	275,600	1,747	38,246
Value	10,961	164,229	165,380	254	9,810
Core Fixed Income	32,976	218,135	234,946	872	16,165
Core Plus Fixed Income	230,945	1,564,707	1,715,499	4,744	80,153
High Yield	10,943	127,316	121,623	240	16,636
Intermediate Duration	27,993	93,239	115,204	825	6,028
International Fixed Income	5,845	105,362	103,709	234	7,498
Investment Grade Fixed Income	31,654	294,802	294,829	1,035	31,627
Limited Duration	65,597	373,138	423,272	1,806	15,462
Long Duration Fixed Income	1,103	28,890	28,818	133	1,175
Municipal	12,492	714,677	698,549	1,267	28,620

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to their pro-rata share of the advisory and administration fees paid by the Liquidity Funds (“Rebate”). For the year ended September 30, 2008, advisory fees paid were reduced as follows:

Rebate
Portfolio	(000)
Balanced	$142
Mid Cap Growth	89
U.S. Mid Cap Value	6
U.S. Small Cap Value	52
Value	8
Core Fixed Income	25
Core Plus Fixed Income	134
High Yield	4
Intermediate Duration	23
International Fixed Income	7
Investment Grade Fixed Income	31
Limited Duration	54
Long Duration Fixed Income	4
Municipal	64

The Balanced Portfolio invests in Morgan Stanley Institutional Fund, Inc. Emerging Markets Portfolio — Class I, an open-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Institutional Fund, Inc. Emerging Market Portfolio — Class I was acquired at a cost of $1,751,467. During the year ended September 30, 2008, the Portfolio had purchased 394,114 shares and sold 335,480 shares of the investment for a realized loss of $3,413,791.

A summary of the Balanced Portfolio’s transactions in shares of the affiliated issuer during the year ended September 30, 2008 is as follows:

Market Value				Market Value
September 30,	Purchases	Sales	Dividend	September 30,
2007	at Cost	Proceeds	Income	2008
(000)	(000)	(000)	(000)	(000)
$ —	$14,460	$9,294	$2,083	$1,182

During the year ended September 30, 2008, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

Broker
Commissions
Portfolio	(000)
Balanced	$ 5
Mid Cap Growth	141
U.S. Mid Cap Value	17
U.S. Small Cap Value	2
Value	1

H. Securities Lending. Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at September 30, 2008 are as follows:

	Value of
	Loaned	Value of
	Securities	Collateral
Portfolio	(000)	(000)
Value	$ 7,754	$ 8,809
Core Fixed Income	10,265	10,444
Core Plus Fixed Income	119,803	122,532
High Yield	15,129	15,685
Investment Grade Fixed Income	23,030	23,902

The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

Net Interest
Earned by
Portfolio
Portfolio	(000)
Balanced	$ 29
Value	70
Core Fixed Income	111
Core Plus Fixed Income	499
High Yield	186
Investment Grade Fixed Income	98

I. Federal Income Taxes. It is each Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Dividends from net investment income, if any, are declared and paid quarterly except for those of the Intermediate Duration, Limited Duration and Municipal Portfolios which are declared and paid monthly and those of the Mid Cap Growth, U.S. Mid Cap Value and U.S. Small Cap Value Portfolios which are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolios adopted the provisions of the FASB Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation”), on March 31, 2008.

For the year ended September 30, 2008, the Portfolios did not have any liabilities for any unrecognized tax benefits. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended September 30, 2008, remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Portfolios for the year ended September 30, 2008.

The tax character of the Municipal Portfolio’s ordinary income distributions include tax exempt as well as taxable components. The undistributed ordinary income for the Municipal Portfolio includes tax exempt as well as taxable components.

The tax character for distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 were as follows:

	2008 Distributions Paid From:			2007 Distributions Paid From:
	Ordinary Income	Tax- Exempt Income	Long-term Capital Gain	Ordinary Income	Tax- Exempt Income	Long-term Capital Gain
Portfolio	(000)	(000)	(000)	(000)	(000)	(000)
Balanced	$ 8,828	$ —	$ —	$ 5,905	$ —	$ —
Mid Cap Growth	13,214	—	—	6,935	—	—
U.S. Mid Cap Value	1,225	—	—	992	—	—
U.S. Small Cap Value	33,262	—	67,755	19,628	—	63,579
Value	11,180	—	27,523	16,197	—	49,107
Core Fixed Income	14,699	—	—	15,255	—	—
Core Plus Fixed Income	121,587	—	—	148,778	—	—
High Yield	14,323	—	—	16,628	—	—
Intermediate Duration	7,367	—	—	7,079	—	—
International Fixed Income	15,749	—	14	5,213	—	—
Investment Grade Fixed Income	22,876	—	—	27,744	—	—
Limited Duration	47,931	—	—	54,837	—	—
Long Duration Fixed Income	1,297	—	—	1,102	—	48
Municipal	14,461	35,112	1,418	25,018	6,515	—

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments in the timing of the recognition of gains (losses) on securities, options, swaps, forwards and futures, including Post October losses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT adjustments, foreign currency transactions, foreign futures transactions, basis adjustments for swap transactions, as of adjustment for current year interest only/hybrid overaccrual, paydown adjustments, capital gains dividends reclass, basis adjustments for bifurcation and in-kind redemptions in the following reclassifications among the Portfolios’ components of net assets at September 30, 2008:

	Accumulated
	Undistributed
	(Distribution in
	Excess of) Net	Accumulated
	Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Portfolio	(000)	(000)	(000)
Balanced	$ 1,347	$ (1,188)	$ (159)
Mid Cap Growth	1,933	633	(2,566)
U.S. Mid Cap Value	—	—	—
U.S. Small Cap Value	(34)	16	18
Value	(11)	120	(109)
Core Fixed Income	1,496	(113)	(1,383)
Core Plus Fixed Income	11,143	(2,068)	(9,075)
High Yield	(897)	16,427	(15,530)
Intermediate Duration	708	(332)	(376)
International Fixed Income	11,653	(11,653)	—
Investment Grade Fixed Income	2,026	194	(2,220)
Limited Duration	4,551	112	(4,663)
Long Duration Fixed Income	230	(111)	(119)
Municipal	129	(128)	(1)

At September 30, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Tax-	Undistributed
	Ordinary	Exempt	Long-term
	Income	Income	Capital Gain
Portfolio	(000)	(000)	(000)
Balanced	$ 2,475	$ —	$ —
Mid Cap Growth	—	—	—
U.S. Mid Cap Value	1,033	—	—
U.S. Small Cap Value	6,483	—	20,446
Value	1,759	—	—
Core Fixed Income	4,776	—	—
Core Plus Fixed Income	40,760	—	—
High Yield	2,786	—	—
Intermediate Duration	468	—	—
International Fixed Income	6,114	—	—
Investment Grade Fixed Income	7,837	—	—
Limited Duration	8,577	—	—
Long Duration Fixed Income	570	—	—
Municipal	1,188	6,498	—

At September 30, 2008, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Balanced	$ 87,278	$ 1,306	$ (12,819)	$ (11,513)
Mid Cap Growth	3,281,693	302,726	(756,329)	(453,603)
U.S. Mid Cap Value	150,730	3,524	(21,953)	(18,429)
U.S. Small Cap Value	751,672	74,291	(98,547)	(24,256)
Value	206,437	13,970	(29,687)	(15,717)
Core Fixed Income	267,553	1,250	(21,116)	(19,866)
Core Plus Fixed Income	2,081,091	12,868	(293,545)	(280,677)
High Yield	173,876	260	(51,852)	(51,592)
Intermediate Duration	146,490	585	(11,053)	(10,468)
International Fixed Income	183,480	7,300	(5,870)	1,430
Investment Grade Fixed Income	457,078	2,214	(29,614)	(27,400)
Limited Duration	682,388	1,120	(116,006)	(114,886)
Long Duration Fixed Income	29,112	715	(2,058)	(1,343)
Municipal	1,244,456	8,597	(102,928)	(94,331)

At September 30, 2008, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

	Expiration Date September 30, (000)
Portfolio	2009	2010	2011	2012
Balanced	$ —	$ —	$ 4,612	$ —
Mid Cap Growth	—	128,863	303,325	—
U.S. Mid Cap Value	—	—	135,789	—
Core Fixed Income	—	—	—	—
Core Plus Fixed Income	—	—	36,930	—
High Yield	30,657	21,005	183,778	205,458
Intermediate Duration	—	—	—	—
Investment Grade Fixed Income	—	—	—	—
Limited Duration	—	—	—	—
Long Duration Fixed Income	—	—	—	—

	Expiration Date September 30, (000)
Portfolio	2013	2014	2015	2016	Total
Balanced	$ —	$ —	$ —	$ —	$ 4,612
Mid Cap Growth	—	—	—	—	432,188
U.S. Mid Cap Value	—	—	—	—	135,789
Core Fixed Income	—	489	—	1,081	1,570
Core Plus Fixed Income	—	7,135	15,680	5,336	65,081
High Yield	11,840	874	737	—	454,349
Intermediate Duration	673	1,559	5,324	123	7,679
Investment Grade Fixed Income	—	607	12	3,511	4,130
Limited Duration	8,253	8,229	7,068	265	23,815
Long Duration Fixed Income	—	—	—	58,260	58,260

In addition to the $454,349,000 in unused capital losses attributed to the High Yield Portfolio in the table above, approximately $50,506,000 has been brought forward as a result of the Portfolio’s merger with the MSIF Inc. High Yield II Portfolio. The utilization of the capital loss carryforward in subsequent years may be limited pursuant to sections 382 and 383 of the

2008 Annual Report

September 30, 2008

Notes to Financial Statements (cont’d)

Internal Revenue Code. This acquired capital loss carryforward is expected to expire between 2008-2015.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended September 30, 2008, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Capital Loss
Carryforward
Utilized
Portfolio	(000)
Balanced	$16,887
Mid Cap Growth	36,597
U.S. Mid Cap Value	3,390

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended September 30, 2008, the Portfolio deferred to October 1, 2008 for U.S. Federal income tax purposes, post-October capital and currency losses as indicated:

	Post-October
	Capital	Currency
	Losses	Losses
Portfolio	(000)	(000)
Mid Cap Growth	$ 44,852	$ 498
U.S. Mid Cap Value	7,390	—
Value	13,449	—
Core Fixed Income	30,572	—
Core Plus Fixed Income	235,273	—
High Yield	15,035	—
Intermediate Duration	11,356	—
International Fixed Income	97	—
Investment Grade Fixed Income	47,623	—
Limited Duration	110,221	—
Long Duration Fixed Income	24	—
Municipal	1,998	—

J. Contractual Obligations. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

K. Other (unaudited). The High Yield Portfolio’s net assets are substantially comprised of high yield fixed income securities. The financial condition of an issuer of these securities and general economic and industry specific conditions may affect an issuer’s ability to make payments of income and principal on these securities and ultimately impact their valuation.

A portion of the securities of the Municipal Portfolio are insured by certain companies specializing in the insurance of municipal debt obligations. At September 30, 2008, approximately 69.7% of the net assets of the Municipal Portfolio are covered by such insurance. Listed below are the insurers that insure obligations constituting more than 10% of the Portfolio’s net assets:

% of Portfolio’s
Insurers	Net Assets
FSA	18.8%
MBIA	12.5
FGIC	12.1
AMBAC	10.8

At September 30, 2008, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
		Investment
Portfolio	Class I	Class	Class P	Class H	Class L
Balanced	55.1%	98.6%	77.2%	—%	—%
Mid Cap Growth	32.9	—	63.7	—	—
U.S. Mid Cap Value	52.7	92.9	68.2	—	—
U.S. Small Cap Value	16.3	—	59.0	—	—
Value	71.5	—	93.3	—	—
Core Fixed Income	—	—	—	—	—
Core Plus Fixed Income	37.8	99.9	92.4	—	—
High Yield	—	—	68.2	—	—
Intermediate Duration	89.5	100.0	—	—	—
International Fixed Income	11.0	—	—	—	—
Investment Grade Fixed Income	29.0	—	—	—	—
Long Duration Fixed Income	11.3	—	—	—	—
Municipal	36.9	—	18.5	—	—

L. Reverse Stock Split. After the close of business on November 10, 2006, High Yield Portfolio effected a 1 for 2 reverse stock split for the shares of the Portfolio. All transactions in capital stock and per share data prior to November 13, 2006 have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a shareholder’s investment in the Portfolio.

M. Regulatory Settlement Proceeds. The Mid Cap Growth and Value Portfolios received approximately $137,000 and $109,000, respectively, from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

N. Subsequent Event. On October 20, 2008, the Board of Trustees approved the liquidation of the High Yield Portfolio. The High Yield Portfolio is expected to liquidate during the fourth quarter of 2008. The shares of the High Yield Portfolio are no longer being offered to new investors.

Subsequent to September 30, 2008, conditions in the worldwide debt and equity markets have deteriorated significantly. These conditions have had a negative effect on the market value of the Portfolios’ investments since September 30, 2008.

2008 Annual Report

September 30, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Morgan Stanley Institutional Fund Trust:

We have audited the accompanying statements of assets and liabilities of Balanced Portfolio, Mid Cap Growth Portfolio, U.S. Mid Cap Value Portfolio, U.S. Small Cap Value Portfolio, Value Portfolio, Core Fixed Income Portfolio, Core Plus Fixed Income Portfolio, High Yield Portfolio, Intermediate Duration Portfolio, International Fixed Income Portfolio, Investment Grade Fixed Income Portfolio, Limited Duration Portfolio, Long Duration Fixed Income Portfolio, and Municipal Portfolio (the “Funds”) (fourteen of the portfolios constituting Morgan Stanley Institutional Fund Trust), including the portfolios of investments, as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned fourteen Funds of Morgan Stanley Institutional Fund Trust at September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 21, 2008

2008 Annual Report

September 30, 2008

Federal Income Tax Information: (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2008.

For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.):

	Div. Received	Qualifying U.S.
Portfolio	Deduction %	Govt. Income %
Balanced	49.5%	12.7%
Mid Cap Growth	100.0	—
U.S. Mid Cap Value	100.0	—
U.S. Small Cap Value	18.9	—
Value	93.1	—
Core Fixed Income	—	15.9
Core Plus Fixed Income	—	12.5
High Yield	—	—
Intermediate Duration	—	15.9
Investment Grade Fixed Income	—	13.8
Limited Duration	—	10.9
Long Duration Fixed Income	—	43.0
Municipal	39.7	—

Each of the applicable Portfolios designated the following percentages of its income dividends as tax-exempt income dividends:

Portfolio	Percentage
Municipal	73.9%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Amount
Portfolio	(000)
U.S. Small Cap Value	$67,755
Value	27,523
International Fixed Income	14
Municipal	1,417

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended September 30, 2008.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Amount
Portfolio	(000)
Balanced	$ 3,565
Mid Cap Growth	13,214
U.S. Mid Cap Value	1,225
U.S. Small Cap Value	5,475
Value	9,957
Municipal	1,717

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2008 Annual Report

September 30, 2008

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund Trust (collectively, the “Fund”) is required by federal law to provide you with a copy of their Privacy Policy (the “Policy”) annually.

This Policy applies to individual clients who are current and former advisory clients of certain Morgan Stanley Investment Management’s U.S. investment advisers and to current and former individual investors in the Fund. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives.

This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“other Morgan Stanley companies”), including but not limited to our global financial services affiliates that are part of our integrated securities and investment management business, and our credit services affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•                  We collect information such as your name, address, e-mail address, phone number and account title.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other Morgan Stanley companies and to nonaffiliated third parties.

a. Information we disclose to other Morgan Stanley companies:

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other Morgan Stanley companies. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

2008 Annual Report

September 30, 2008

U.S. Privacy Policy (cont’d)

b. Information we discloses to third parties:

We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf.

Morgan Stanley recognizes that your relationship with your Financial Advisor is important. If your Financial Advisor’s affiliation with Morgan Stanley ends and he/she joins a nonaffiliated securities broker-dealer with which Morgan Stanley has entered into an agreement limiting the use of information, Morgan Stanley will permit your Financial Advisor to retain certain of your contact information, limited to your name, address, e-mail address, phone number and account title.

When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. HOW CAN YOU LIMIT THE SHARING OF CERTAIN TYPES OF PERSONAL INFORMATION WITH OTHER MORGAN STANLEY COMPANIES?

We respect your privacy and offer you choices as to whether we share with other Morgan Stanley companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with other Morgan Stanley companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. HOW CAN YOU LIMIT THE USE OF CERTAIN TYPES OF PERSONAL INFORMATION BY OTHER MORGAN STANLEY COMPANIES FOR MARKETING?

You may limit other Morgan Stanley companies from marketing their products or services to you based on your personal information that they receive from other Morgan Stanley companies. This information includes your income, assets and account history. Your choice to limit marketing offers from other Morgan Stanley companies will apply until you tell us to change your choice.

2008 Annual Report

September 30, 2008

U.S. Privacy Policy (cont’d)

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•   Calling us at (800) 548-7786

Monday–Friday between 8 a.m. and 5 p.m. (ET)

•   Writing to us at the following address:

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company, Inc.
PO Box 219804
Kansas City, MO 64121-9804

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about Morgan Stanley products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Morgan Stanley, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company, Inc.
PO Box 219804
Kansas City, MO 64121-9804

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

© 2008 Morgan Stanley Institutional Fund Trust.

2008 Annual Report

September 30, 2008

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Trustees
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991- September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2008 Annual Report

September 30, 2008

Trustee and Officer Information (cont’d)

Independent Trustees: (cont’d)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Trustees
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

2008 Annual Report

September 30, 2008

Trustee and Officer Information (cont’d)

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Interested Trustees
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000)	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                            This is the earliest date the Trustees began serving the Retail Funds or Institutional Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**                     The Fund Complex includes all funds advised by Morgan Stanley Investments LP (“MSI”) that have an investment advisor that is an affiliated entity of MSI (including but not limited to, Morgan Stanley Investment Management Inc. (“MSIM”), Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSI, MSIM and Morgan Stanley AIP GP LP.

Additional information about the Fund’s Trustees can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-548-7786. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”. To aid you in obtaining this information on-line., the Fund’s Central Index Key (CIK) number is 0000741375 and the SAI is found within form type 485BPOS.

2008 Annual Report

September 30, 2008

Trustee and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Chief Operating Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*          This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

2008 Annual Report

September 30, 2008

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge Road
100 Front Street, Suite 1100
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company, Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

Custodian

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com. This information is also available on the SEC’s website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund Trust which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com or call 1(800) 548-7786.

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Investment Adviser: (610) 940-5000 • MSIF Trust (800) 548-7786

© 2008 Morgan Stanley

IFEQFIANN 9/08 IU08-05729P-Y09/08

Item 2.   Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant		Covered Entities(1)
Audit Fees	$589,150		N/A

Non-Audit Fees
Audit-Related Fees	$—		$742,276	(2)
Tax Fees	$66,670	(3)	$99,522	(4)
All Other Fees	$—		$205,436	(5)
Total Non-Audit Fees	$66,670		$1,047,234

Total	$655,820		$1,047,234

2007

	Registrant		Covered Entities(1)
Audit Fees	$555,250		N/A

Non-Audit Fees
Audit-Related Fees	$—		$781,800	(2)
Tax Fees	$57,600	(3)	$59,185	(4)
All Other Fees	$—		$74,100	(5)
Total Non-Audit Fees	$57,600		$915,085

Total	$612,850		$915,085

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report and advisory consulting work.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)         See table above.

(h)         The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment company Act of 1940, the registrants has duly caused this report to be signed on its behalf by the undersigned, thereunto duly autorized.

(Registrant) Morgan Stanley Institutional Fund Trust

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	November 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	November 18, 2008

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	November 18, 2008